UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03290

Name of Fund: BlackRock Variable Series Funds, Inc.

BlackRock Advantage Large Cap Core V.I. Fund

BlackRock Advantage Large Cap Value V.I. Fund

BlackRock Advantage U.S. Total Market V.I. Fund

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock Government Money Market V.I. Fund

BlackRock High Yield V.I. Fund

BlackRock International V.I. Fund

BlackRock iShares Alternative Strategies V.I. Fund

BlackRock iShares Dynamic Allocation V.I Fund

BlackRock iShares Dynamic Fixed Income V.I. Fund

BlackRock iShares Equity Appreciation V.I. Fund

BlackRock Large Cap Focus Growth V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2017

Date of reporting period: 12/31/2017

Item 1 – Report to Stockholders

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced, month after month, despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by higher interest rates.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted modest returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of national debt, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are concerning, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018.

Further fueling optimism, Congress passed a sweeping tax reform bill in December 2017. The U.S. tax overhaul is likely to accentuate the reflationary themes already in place, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.42%	21.83%
U.S. small cap equities (Russell 2000® Index)	9.20	14.65
International equities (MSCI Europe, Australasia, Far East Index)	9.86	25.03
Emerging market equities (MSCI Emerging Markets Index)	15.92	37.28
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.55	0.86
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.01)	2.07
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.24	3.54
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.64	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.46	7.50
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Advantage Large Cap Core V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2017	BlackRock Advantage Large Cap Core V.I. Fund

Investment Objective

BlackRock Advantage Large Cap Core V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

On March 27, 2017, the Fund’s Board approved a proposal to change the name of BlackRock Large Cap Core V.I. Fund to BlackRock Advantage Large Cap Core V.I. Fund. The Board also approved certain changes to the Fund’s investment strategies. These changes were effective on June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund outperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

From January 1, 2017 through June 12, 2017, the information technology (“IT”) sector was the largest contributor to the Fund’s performance, with strength across segments including semiconductors, software and hardware. Additional contributions came from stock selection in consumer discretionary, in particular media and household durables. Selection in materials and an underweight to telecommunication services proved advantageous as well.

From June 12, 2017 through period-end, positive contributions to performance came from signals that seek to capture sentiment and trends from market participants. Specifically, insights driven by proprietary text-based analyses of company executive conference calls and sell-side analyst reports performed well. Additionally, sentiment-based measures that evaluate investor flow aided performance during the period. Fundamental signals that focus on company value and quality were additive to performance as well. Notably, an insight that evaluates stocks based on key corporate events such as initial public offerings, CEO changes and revisions to forward guidance proved beneficial.

Health care was the principal detractor from relative performance for the period of January 1, 2017 through June 12, 2017. Weakness in the sector was most notable in the Fund’s biotechnology and pharmaceutical industry holdings, with an underweight to the equipment & supplies segment also weighing on returns. Positioning with respect to financials constrained performance, driven by holdings within the capital markets and bank segments, as did positioning with respect to consumer staples, where food & staples retailing names held back returns.

Negative contributions to performance from June 12, 2017 to period-end came primarily from stock-specific events. Notably, an underweight in Microsoft Corp. hindered results. The underweight was motivated by deteriorating sentiment as identified by the company’s non-equity securities along with declining supply chain trends. An insight that takes a contrarian stance on crowded positions also constrained relative performance. Unsurprisingly as investors continued to favor growth assets, select quality-based insights lagged, in particular a signal that identifies dividend growth.

Describe recent portfolio activity.

The Fund was repurposed during the period. Effective June 12, 2017, the Fund changed its name to BlackRock Advantage Large Cap Core V.I. Fund. Concurrently, there were changes to its investment strategy. The Fund is now being managed by BlackRock’s Systematic Active Equity (SAE) team, which incorporates a research-driven, systematic approach to identifying differentiated performance opportunities across markets.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Index, the Fund was positioned neutrally from a sector perspective. The Fund had slight overweight positions in utilities and materials and slight underweight positions in consumer staples and IT.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Advantage Large Cap Core V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.
(b)	Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core V.I. Fund.
(c)	An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended December 31, 2017

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	11.59%	22.33%	15.33%	6.79%
Class II(a)	11.50	22.12	15.13	6.62
Class III(a)	11.47	21.97	15.00	6.50	(c)
Russell 1000® Index	11.36	21.69	15.71	8.59

(a)	Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core V.I. Fund.
(b)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

(c)	The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,115.90	$3.09	$1,000.00	$1,022.28	$2.96	0.58%
Class II	1,000.00	1,115.00	4.00	1,000.00	1,021.42	3.82	0.75
Class III	1,000.00	1,114.70	4.58	1,000.00	1,020.87	4.38	0.86

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of December 31, 2017 (continued)	BlackRock Advantage Large Cap Core V.I. Fund

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	23%
Financials	14
Health Care	14
Consumer Discretionary	13
Industrials	11
Consumer Staples	7
Energy	5
Materials	4
Utilities	3
Real Estate	3
Telecommunication Services	2
Short-Term Securities	3
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.0%

Aerospace & Defense — 3.0%
Boeing Co. (The)	31,272	$9,222,425
Curtiss-Wright Corp.	689	83,955
Orbital ATK, Inc.	1,198	157,537
Raytheon Co.	33,500	6,292,975
Rockwell Collins, Inc.	3,384	458,938

		16,215,830
Auto Components — 1.7%
Aptiv plc	27,368	2,321,628
BorgWarner, Inc.	116,267	5,940,081
Delphi Technologies plc	9,122	478,631
Lear Corp.	2,287	404,021

		9,144,361
Banks — 5.6%
Bank of America Corp.	304,409	8,986,154
Citigroup, Inc.	53,119	3,952,585
Citizens Financial Group, Inc.(a)	148,298	6,225,550
First Republic Bank	46,901	4,063,502
JPMorgan Chase & Co.	17,368	1,857,334
SunTrust Banks, Inc.	63,139	4,078,148
Synovus Financial Corp.	13,645	654,141

		29,817,414
Beverages — 0.7%
Coca-Cola European Partners plc	39,356	1,568,337
Dr Pepper Snapple Group, Inc.	17,064	1,656,232
Molson Coors Brewing Co., Class B	7,251	595,089

		3,819,658
Biotechnology — 3.9%
AbbVie, Inc.	92,834	8,977,976
Amgen, Inc.	3,299	573,696
Celgene Corp.(b)	38,223	3,988,953
Gilead Sciences, Inc.	99,952	7,160,561

		20,701,186
Capital Markets — 4.1%
CME Group, Inc.	10,067	1,470,285
Evercore, Inc., Class A	21,908	1,971,720
Intercontinental Exchange, Inc.	94,195	6,646,399
S&P Global, Inc.	39,592	6,706,885
SEI Investments Co.	72,429	5,204,748

		22,000,037
Chemicals — 2.4%
Air Products & Chemicals, Inc.	40,305	6,613,244
Eastman Chemical Co.	54,662	5,063,888
WR Grace & Co.	13,544	949,841

		12,626,973
Commercial Services & Supplies — 0.1%
Brink’s Co. (The)	3,580	281,746
LSC Communications, Inc.	13,129	198,904

		480,650
Communications Equipment — 0.3%
InterDigital, Inc.	17,487	1,331,635
Palo Alto Networks, Inc.(b)	2,331	337,855

		1,669,490
Containers & Packaging — 0.3%
WestRock Co.	23,113	1,460,973

Diversified Consumer Services — 0.3%
H&R Block, Inc.(a)	69,591	1,824,676

Security	Shares	Value
Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(b)	18,819	$3,730,302

Diversified Telecommunication Services — 0.2%
Zayo Group Holdings, Inc.(b)	23,140	851,552

Electric Utilities — 1.9%
Portland General Electric Co.	81,937	3,734,689
Westar Energy, Inc.	105,088	5,548,646
Xcel Energy, Inc.	22,225	1,069,245

		10,352,580
Electrical Equipment — 2.2%
AMETEK, Inc.	11,609	841,304
Hubbell, Inc.	33,017	4,468,521
Rockwell Automation, Inc.	31,199	6,125,924

		11,435,749
Electronic Equipment, Instruments & Components — 1.1%
CDW Corp.	10,588	735,760
Dolby Laboratories, Inc., Class A	15,622	968,564
IPG Photonics Corp.(b)	5,827	1,247,736
SYNNEX Corp.	2,774	377,125
TE Connectivity Ltd.	16,428	1,561,317
Zebra Technologies Corp., Class A(b)	7,431	771,338

		5,661,840
Energy Equipment & Services — 0.0%
Halliburton Co.	4,834	236,238

Equity Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities, Inc.(a)	2,595	338,881
Gaming and Leisure Properties, Inc.	27,364	1,012,468
Outfront Media, Inc.	91,484	2,122,429
Prologis, Inc.	26,981	1,740,544
Simon Property Group, Inc.	21,784	3,741,184
Ventas, Inc.	55,961	3,358,220
Weingarten Realty Investors	42,866	1,409,005

		13,722,731
Food & Staples Retailing — 1.0%
Costco Wholesale Corp.	9,524	1,772,607
Performance Food Group Co.(b)	73,742	2,440,860
Wal-Mart Stores, Inc.	12,077	1,192,604

		5,406,071
Food Products — 2.9%
Archer-Daniels-Midland Co.	130,436	5,227,875
Bunge Ltd.	55,306	3,709,927
Hershey Co. (The)	40,289	4,573,204
Kellogg Co.	15,235	1,035,675
Tyson Foods, Inc., Class A	12,829	1,040,047

		15,586,728
Health Care Equipment & Supplies — 3.1%
Baxter International, Inc.	98,333	6,356,245
Danaher Corp.(a)	25,621	2,378,141
Edwards Lifesciences Corp.(b)	27,563	3,106,626
IDEXX Laboratories, Inc.(b)	30,562	4,779,286

		16,620,298
Health Care Providers & Services — 2.7%
Aetna, Inc.	6,685	1,205,907
AmerisourceBergen Corp.	16,885	1,550,381
Humana, Inc.	25,251	6,264,015
McKesson Corp.	12,721	1,983,840
UnitedHealth Group, Inc.	15,043	3,316,380

		14,320,523
Health Care Technology — 0.5%
Veeva Systems, Inc., Class A(a)(b)	49,708	2,747,858

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2017	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Hotels, Restaurants & Leisure — 3.0%
Carnival Corp.	79,900	$5,302,963
Choice Hotels International, Inc.	4,120	319,712
Extended Stay America, Inc.	52,268	993,092
International Game Technology plc	15,360	407,194
McDonald’s Corp.	50,600	8,709,272

		15,732,233
Industrial Conglomerates — 1.7%
3M Co.	32,857	7,733,552
General Electric Co.	60,855	1,061,920

		8,795,472
Insurance — 3.6%
Allstate Corp. (The)	9,798	1,025,948
Aon plc	3,113	417,142
Athene Holding Ltd., Class A(b)	1,960	101,352
First American Financial Corp.	20,647	1,157,058
Hartford Financial Services Group, Inc. (The)	7,360	414,221
Lincoln National Corp.	79,207	6,088,642
Marsh & McLennan Cos., Inc.	37,423	3,045,858
Principal Financial Group, Inc.	959	67,667
Prudential Financial, Inc.	40,882	4,700,612
Reinsurance Group of America, Inc.	1,127	175,733
Unum Group	33,111	1,817,463

		19,011,696
Internet & Direct Marketing Retail — 1.9%(b)
Amazon.com, Inc.	7,039	8,231,900
Netflix, Inc.	673	129,189
Priceline Group, Inc. (The)	899	1,562,228

		9,923,317
Internet Software & Services — 4.7%(b)
Alphabet, Inc., Class A	4,767	5,021,558
Alphabet, Inc., Class C	6,317	6,610,109
Facebook, Inc., Class A	66,911	11,807,115
VeriSign, Inc.(a)	12,799	1,464,718
Yelp, Inc.	1,317	55,261

		24,958,761
IT Services — 4.9%
Booz Allen Hamilton Holding Corp.	8,522	324,944
Broadridge Financial Solutions, Inc.	31,111	2,818,034
Euronet Worldwide, Inc.(a)(b)	3,397	286,265
Fidelity National Information Services, Inc.	7,677	722,329
International Business Machines Corp.	36,213	5,555,799
Mastercard, Inc., Class A	58,150	8,801,584
Total System Services, Inc.	16,331	1,291,619
Visa, Inc., Class A	54,906	6,260,382

		26,060,956
Leisure Products — 0.1%
Hasbro, Inc.	6,994	635,685

Life Sciences Tools & Services — 0.1%
Waters Corp.(b)	2,445	472,350

Machinery — 3.8%
Cummins, Inc.	3,293	581,676
Graco, Inc.	4,839	218,820
Illinois Tool Works, Inc.	35,477	5,919,337
Ingersoll-Rand plc	22,174	1,977,699
Oshkosh Corp.	18,945	1,721,911
PACCAR, Inc.(a)	88,998	6,325,978
Xylem, Inc.	51,161	3,489,180

		20,234,601

Security	Shares	Value
Media — 2.3%
Comcast Corp., Class A	43,216	$1,730,801
John Wiley & Sons, Inc., Class A	44,741	2,941,721
Scripps Networks Interactive, Inc., Class A	1,509	128,838
Time Warner, Inc.	16,201	1,481,905
Walt Disney Co. (The)	57,735	6,207,090

		12,490,355
Metals & Mining — 1.2%
Newmont Mining Corp.	166,279	6,238,788

Multiline Retail — 1.3%
Kohl’s Corp.(a)	18,120	982,648
Target Corp.	87,998	5,741,869

		6,724,517
Multi-Utilities — 1.5%
CMS Energy Corp.	125,107	5,917,561
Vectren Corp.	28,308	1,840,586

		7,758,147
Oil, Gas & Consumable Fuels — 5.3%
Anadarko Petroleum Corp.	50,606	2,714,506
ConocoPhillips	129,758	7,122,417
Continental Resources, Inc.(b)	2,214	117,276
Exxon Mobil Corp.	47,187	3,946,721
Marathon Petroleum Corp.	21,375	1,410,322
Occidental Petroleum Corp.	26,740	1,969,668
Suncor Energy, Inc.	63,552	2,333,629
Valero Energy Corp.	72,568	6,669,725
Williams Cos., Inc. (The)	66,607	2,030,847

		28,315,111
Personal Products — 1.2%
Estee Lauder Cos., Inc. (The), Class A	50,208	6,388,466
Herbalife Ltd.(b)	1,232	83,431

		6,471,897
Pharmaceuticals — 3.2%
Bristol-Myers Squibb Co.	88,606	5,429,775
Catalent, Inc.(b)	40,184	1,650,759
Johnson & Johnson	22,926	3,203,221
Merck & Co., Inc.	35,919	2,021,162
Zoetis, Inc.	67,075	4,832,083

		17,137,000
Real Estate Management & Development — 0.8%
CBRE Group, Inc., Class A(b)	84,392	3,655,018
Jones Lang LaSalle, Inc.	2,356	350,879

		4,005,897
Road & Rail — 0.2%
Norfolk Southern Corp.	6,507	942,864

Semiconductors & Semiconductor Equipment — 3.4%
Intel Corp.	33,990	1,568,978
KLA-Tencor Corp.	4,542	477,228
Lam Research Corp.	2,009	369,797
Maxim Integrated Products, Inc.	91,047	4,759,937
QUALCOMM, Inc.	30,319	1,941,022
Skyworks Solutions, Inc.	11,642	1,105,408
Texas Instruments, Inc.	76,907	8,032,167

		18,254,537
Software — 4.5%
Activision Blizzard, Inc.	101,945	6,455,157
Adobe Systems, Inc.(b)	20,987	3,677,762
Intuit, Inc.	4,069	642,007
Microsoft Corp.	88,422	7,563,618
Oracle Corp.	117,342	5,547,930

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Software (continued)
RingCentral, Inc., Class A(b)	1,181	$57,160
Verint Systems, Inc.(b)	5,773	241,600

		24,185,234
Specialty Retail — 1.6%
Aaron’s, Inc.	24,368	971,065
Lowe’s Cos., Inc.	46,204	4,294,200
Penske Automotive Group, Inc.(a)	68,417	3,273,753

		8,539,018
Technology Hardware, Storage & Peripherals — 3.9%
Apple, Inc.	112,647	19,063,252
HP, Inc.	61,600	1,294,216
Pure Storage, Inc., Class A(b)	24,817	393,597

		20,751,065
Textiles, Apparel & Luxury Goods — 0.6%
Ralph Lauren Corp.	7,613	789,392
Skechers U.S.A., Inc., Class A(b)	64,311	2,433,528

		3,222,920
Thrifts & Mortgage Finance — 0.4%
Essent Group Ltd.(b)	50,487	2,192,146

Tobacco — 1.2%
Altria Group, Inc.	89,049	6,358,989

Wireless Telecommunication Services — 1.3%(a)
Sprint Corp.	138,130	813,586
Telephone & Data Systems, Inc.	46,760	1,299,928
T-Mobile US, Inc.(b)	76,795	4,877,250

		6,990,764

Total Common Stocks — 99.0% (Cost: $472,962,785)		526,838,038

Total Long-Term Investments — 99.0% (Cost: $472,962,785)		526,838,038

Security	Shares	Value
Short-Term Securities — 2.5%(c)(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%	4,977,061	$4,977,061
SL Liquidity Series, LLC, Money Market Series, 1.48%(d)	8,447,651	8,446,806

Total Short-Term Securities — 2.5% (Cost: $13,423,888)		13,423,867

Total Investments — 101.5% (Cost: $486,386,673)		540,261,905
Liabilities in Excess of Other Assets — (1.5)%		(7,832,363)

Net Assets — 100.0%		$532,429,542

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	16,275,353	(11,298,292)	4,977,061	$4,977,061	$58,563		$19	$—
SL Liquidity Series, LLC, Money Market Series	15,692,070	(7,244,419)	8,447,651	8,446,806	58,039	(b)	(3,796)	1,465

				$13,423,867	$116,602		$(3,777)	$1,465

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	48	03/16/18	$6,422	$35,726

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2017	BlackRock Advantage Large Cap Core V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$35,726	$—	$—	$—	$35,726

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	$—	$—	$671,664	$—	$—	$—	$671,664

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$126,008	$—	$—	$—	$126,008

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,592,108

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments
Common Stocks(a)	$526,838,038	$—	$—	$526,838,038
Short-Term Securities	4,977,061	—	—	4,977,061

Subtotal	$531,815,099	$—	$—	$531,815,099

Investments valued at NAV(b)				8,446,806

Total Investments				$540,261,905

Derivative Financial Instruments(c)
Assets:
Equity contracts	$35,726	$—	$—	$35,726

(a)	See above Schedule of Investments for values in each industry.
(b)	As of December 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2017

BlackRock Advantage Large Cap Core V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $8,166,397) (cost — $472,962,785)	$526,838,038
Investments at value — affiliated (cost — $13,423,888)	13,423,867
Cash	787
Cash pledged for futures contracts	206,000
Receivables:
Investments sold	6,040,879
Securities lending income — affiliated	1,212
Capital shares sold	20,865
Dividends — affiliated	4,650
Dividends — unaffiliated	672,587
Prepaid expenses	2,485

Total assets	547,211,370

LIABILITIES
Cash collateral on securities loaned at value	8,447,600
Payables:
Investments purchased	5,424,779
Capital shares redeemed	302,023
Distribution fees	73,115
Variation margin on futures contracts	21,815
Investment advisory fees	251,671
Officer’s and Directors’ fees	4,855
Other affiliates	1,008
Other accrued expenses	254,962

Total liabilities	14,781,828

NET ASSETS	$532,429,542

NET ASSETS CONSIST OF
Paid-in capital	$469,610,703
Undistributed net investment income	36,205
Accumulated net realized gain	8,871,065
Net unrealized appreciation (depreciation)	53,911,569

NET ASSETS	$532,429,542

NET ASSET VALUE
Class I — Based on net assets of $185,938,116 and 6,536,460 shares outstanding, 200 million shares authorized, $0.10 par value.	$28.45

Class II — Based on net assets of $4,861,652 and 170,765 shares outstanding, 100 million shares authorized, $0.10 par value.	$28.47

Class III — Based on net assets of $341,629,774 and 12,103,286 shares outstanding, 100 million shares authorized, $0.10 par value.	$28.23

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations

Year Ended December 31, 2017

BlackRock Advantage Large Cap Core V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$58,563
Dividends — unaffiliated	9,445,844
Securities lending income — affiliated — net	58,039
Foreign taxes withheld	(45,064)

Total investment income	9,517,382

EXPENSES
Investment advisory	2,364,757
Transfer agent — class specific	1,060,499
Distribution — class specific	834,053
Accounting services	91,674
Printing	70,205
Professional	66,664
Custodian	46,423
Directors and Officer	26,971
Transfer agent	5,000
Miscellaneous	60,703

Total expenses	4,626,949
Less:
Transfer agent fees reimbursed — class specific	(704,713)
Fees waived and/or reimbursed by the Manager	(5,601)

Total expenses after fees waived and/or reimbursed	3,916,635

Net investment income	5,600,747

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(3,796)
Investments — unaffiliated	141,377,766
Capital gain distributions from investment companies — affiliated	19
Foreign currency transactions	(655)
Futures contracts	671,664

142,044,998

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	1,465
Investments — unaffiliated	(44,490,610)
Foreign currency translations	611
Futures contracts	126,008

(44,362,526)

Net realized and unrealized gain	97,682,472

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$103,283,219

See notes to financial statements.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core V.I. Fund
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,600,747	$5,228,756
Net realized gain	142,044,998	40,746,201
Net change in unrealized appreciation (depreciation)	(44,362,526)	3,376,349

Net increase in net assets resulting from operations	103,283,219	49,351,306

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(2,307,598)	(2,047,574)
Class II	(51,894)	(53,362)
Class III	(3,340,143)	(2,999,067)
From net realized gain:
Class I	(49,237,913)	(12,366,480)
Class II	(1,276,586)	(370,135)
Class III	(91,053,975)	(23,127,170)

Decrease in net assets resulting from distributions to shareholders	(147,268,109)	(40,963,788)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	67,256,971	4,719,038

NET ASSETS
Total increase in net assets	23,272,081	13,106,556
Beginning of year	509,157,461	496,050,905

End of year	$532,429,542	$509,157,461

Undistributed net investment income, end of year	$36,205	$135,748

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core V.I. Fund
	Class I
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$31.91	$31.40	$33.26	$33.80	$25.55

Net investment income(a)	0.44	0.39	0.36	0.34	0.30
Net realized and unrealized gain (loss)	6.64	2.91	(0.16)	3.86	8.27

Net increase from investment operations	7.08	3.30	0.20	4.20	8.57

Distributions:(b)
From net investment income	(0.47)	(0.40)	(0.39)	(0.36)	(0.32)
From net realized gain	(10.07)	(2.39)	(1.67)	(4.38)	—

Total distributions	(10.54)	(2.79)	(2.06)	(4.74)	(0.32)

Net asset value, end of year	$28.45	$31.91	$31.40	$33.26	$33.80

Total Return:(c)
Based on net asset value	22.33%	10.55%	0.52%	12.36%	33.56%

Ratios to Average Net Assets:
Total expenses	0.73%	0.72%	0.71%	0.73%	0.73%

Total expenses after fees waived and/or reimbursed	0.58%	0.58%	0.56%	0.57%	0.58%

Net investment income	1.27%	1.26%	1.08%	0.97%	1.03%

Supplemental Data:
Net assets, end of year (000)	$185,938	$175,947	$184,151	$212,067	$219,418

Portfolio turnover rate	149%	50%	31%	48%	42%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core V.I. Fund
	Class II
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$31.93	$31.42	$33.27	$33.79	$25.56

Net investment income(a)	0.38	0.34	0.30	0.28	0.25
Net realized and unrealized gain (loss)	6.64	2.90	(0.16)	3.87	8.25

Net increase from investment operations	7.02	3.24	0.14	4.15	8.50

Distributions:(b)
From net investment income	(0.41)	(0.34)	(0.32)	(0.29)	(0.27)
From net realized gain	(10.07)	(2.39)	(1.67)	(4.38)	—

Total distributions	(10.48)	(2.73)	(1.99)	(4.67)	(0.27)

Net asset value, end of year	$28.47	$31.93	$31.42	$33.27	$33.79

Total Return:(c)
Based on net asset value	22.12%	10.37%	0.34%	12.23%	33.28%

Ratios to Average Net Assets:
Total expenses	0.88%	0.88%	0.85%	0.89%	0.86%

Total expenses after fees waived and/or reimbursed	0.75%	0.75%	0.73%	0.74%	0.75%

Net investment income	1.08%	1.09%	0.91%	0.81%	0.86%

Supplemental Data:
Net assets, end of year (000)	$4,862	$5,170	$5,333	$6,203	$6,080

Portfolio turnover rate	149%	50%	31%	48%	42%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core V.I. Fund
	Class III
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$31.74	$31.25	$33.11	$33.66	$25.46

Net investment income(a)	0.34	0.31	0.27	0.24	0.22
Net realized and unrealized gain (loss)	6.59	2.88	(0.17)	3.84	8.22

Net increase from investment operations	6.93	3.19	0.10	4.08	8.44

Distributions:(b)
From net investment income	(0.37)	(0.31)	(0.29)	(0.25)	(0.24)
From net realized gain	(10.07)	(2.39)	(1.67)	(4.38)	—

Total distributions	(10.44)	(2.70)	(1.96)	(4.63)	(0.24)

Net asset value, end of year	$28.23	$31.74	$31.25	$33.11	$33.66

Total Return:(c)
Based on net asset value	21.97%	10.26%	0.23%	12.07%	33.16%

Ratios to Average Net Assets:
Total expenses	0.99%	0.97%	0.96%	0.98%	0.99%

Total expenses after fees waived and/or reimbursed	0.86%	0.86%	0.84%	0.85%	0.86%

Net investment income	0.98%	0.98%	0.80%	0.69%	0.75%

Supplemental Data:
Net assets, end of year (000)	$341,630	$328,040	$306,567	$322,418	$300,005

Portfolio turnover rate	149%	50%	31%	48%	42%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Advantage Large Cap Core V.I. Fund (the “Fund”) (formerly known as BlackRock Large Cap Core V.I. Fund). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market– corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2017, certain investments of the Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value—unaffiliated, and collateral on securities loaned at value,

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party.

However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$4,379,463	$(4,379,463)	$—
JP Morgan Securities LLC	1,592,719	(1,592,719)	—
Morgan Stanley	2,169,837	(2,169,837)	—
State Street Bank & Trust Co.	24,378	(24,378)	—

	$8,166,397	$(8,166,397)	$—

(a)	Cash collateral with a value of $8,447,600 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.500%
$250 Million — $300 Million	0.450
$300 Million — $400 Million	0.425
Greater than $400 Million	0.400

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution Fees	0.15%	0.25%

For the year ended December 31, 2017, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

	Class II	Class III	Total
Distribution Fees	$6,997	$827,056	$834,053

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class II	Class III	Total
$367,758	$9,482	$683,259	$1,060,499

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $5,601.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived by the Manager.

For the year ended December 31, 2017, the Fund reimbursed the Manager $5,407 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.07%
Class III	0.08%

The Manager has agreed not to reduce or discontinue this contractual reimbursement through April 30, 2019 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Reimbursed	$279,908	$6,216	$418,589	$704,713

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class II	Class III
1.25%	1.40%	1.50%

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2017, the Fund paid BIM $22,601 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$17,504,678
Sales	52,509,485
Net Realized Gain	15,355,921

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were $757,950,052 and $819,893,686, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions were reclassified to the following accounts:

Undistributed net investment income	$(655)
Accumulated net realized gain.	$655

The tax character of distributions paid was as follows:

	12/31/2017	12/31/2016
Ordinary income.	$18,336,131	$5,100,003
Long-term capital gains	$128,931,978	$35,863,785

	$147,268,109	$40,963,788

As of December 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$5,317,049
Undistributed long-term capital gains	5,205,253
Net unrealized gains(a)	52,296,537

$62,818,839

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the timing and recognition of partnership income.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$487,965,980

Gross unrealized appreciation	$58,367,965
Gross unrealized depreciation	(6,072,040)

Net unrealized appreciation (depreciation)	$52,295,925

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
Share Class	Shares	Amount	Shares	Amount
Class I
Shares sold	53,694	$1,884,794	94,700	$2,914,564
Shares issued in reinvestment of distributions	1,784,901	51,545,512	449,540	14,414,054
Shares redeemed	(815,802)	(28,296,841)	(895,068)	(28,046,866)

Net increase (decrease)	1,022,793	$25,133,465	(350,828)	$(10,718,248)

Class II
Shares sold	17,194	$592,585	51,189	$1,579,995
Shares issued in reinvestment of distributions	45,977	1,328,480	13,197	423,497
Shares redeemed	(54,296)	(1,841,122)	(72,213)	(2,256,990)

Net increase (decrease)	8,875	$79,943	(7,827)	$(253,498)

Class III
Shares sold	117,007	$4,065,534	537,136	$15,388,629
Shares issued in reinvestment of distributions	3,293,938	94,394,117	819,291	26,126,237
Shares redeemed	(1,644,501)	(56,416,088)	(829,886)	(25,824,082)

Net increase	1,766,444	$42,043,563	526,541	$15,690,784

Total Net Increase	2,798,112	$67,256,971	167,886	$4,719,038

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	21

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Large Cap Core V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Advantage Large Cap Core V.I. Fund (formerly BlackRock Large Cap Core V.I. Fund), of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Advantage Large Cap Value V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2017	BlackRock Advantage Large Cap Value V.I. Fund

Investment Objective

BlackRock Advantage Large Cap Value V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

On March 27, 2017, the Fund’s Board approved a proposal to change the name of BlackRock Large Cap Value V.I. Fund to BlackRock Advantage Large Cap Value V.I. Fund. The Board also approved certain changes to the Fund’s investment objective and investment strategies. These changes were effective on June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

From January 1, 2017 through June 12, 2017, the information technology (“IT”) and consumer discretionary sectors were the largest contributors to performance. Strength was notable across multiple segments in IT, led by semiconductors, while hotels, restaurants & leisure, household durables and auto components drove gains in consumer discretionary. Additional contributions came from stock selection and an underweight in energy, as well as selection in materials.

From June 12, 2017 through period-end, strong performance came from signals that seek to capture sentiment and trends from market participants. Specifically, insights gained from proprietary text-based analyses of company executive conference calls and sell-side analyst reports performed well. Similarly, a newer insight that identifies longer-term trends in company fundamentals from executive statements added value. Elsewhere, fundamental signals that focus on company value and quality were additive to performance. Notably, an insight that evaluates stocks based on key corporate events like initial public offerings, CEO changes and revisions to forward guidance proved beneficial. Further, insights that use cash flows and top-line sales as measures performed well.

Health care was the prime detractor from relative performance for the period of January 1, 2017 through June 12, 2017. Weakness in the sector was most notable in the pharmaceutical and biotechnology industries, with an underweight to equipment & supplies also weighing on returns. Selection within and underweights in utilities and consumer staples also proved disadvantageous during this period.

Despite broad strength across the stock selection model, macro thematic insights were challenged during the period from June 12, 2017 to December 31, 2017. In particular, an insight that evaluates a company’s sensitivity to foreign currencies declined. Another detractor for the period was an insight that identifies excessive corporate leverage. Unsurprisingly, as investors continued to favor growth assets, select quality-based insights struggled into period-end. In this vein, a signal that identifies dividend growth struggled during the period. Finally, an insight that takes a contrarian stance on crowded positions detracted from relative performance for the period.

Describe recent portfolio activity.

The Fund was repurposed during the period. Effective June 12, 2017, the Fund changed its name to the BlackRock Advantage Large Cap Value V.I. Fund. Concurrently, there were changes to its investment strategy. The Fund is now being managed by BlackRock’s Systematic Active Equity (SAE) team, which incorporates a research-driven, systematic approach to identifying differentiated performance opportunities across markets.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund was positioned neutrally from a sector perspective. The Fund ended the period with slight overweight positions in materials and industrials and slight underweights in financials and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Advantage Large Cap Value V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.
(b)	Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Large Cap Value V.I. Fund.
(c)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-tobook ratios and lower expected growth values.

Performance Summary for the Period Ended December 31, 2017

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	10.45%	17.22%	14.41%	5.58%
Class II(a)	10.39	17.06	14.20	5.40
Class III(a)	10.29	16.86	14.01	5.21	(c)
Russell 1000® Value Index	8.61	13.66	14.04	7.10

(a)	Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For the portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Large Cap Value V.I. Fund.
(b)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(c)	The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,104.50	$3.13	$1,000.00	$1,022.20	$3.01	0.60%
Class II	1,000.00	1,103.90	3.98	1,000.00	1,021.40	3.82	0.75
Class III	1,000.00	1,102.90	4.51	1,000.00	1,020.90	4.33	0.85

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of December 31, 2017 (continued)	BlackRock Advantage Large Cap Value V.I. Fund

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	26%
Health Care	14
Energy	10
Information Technology	9
Industrials	9
Consumer Staples	8
Consumer Discretionary	7
Utilities	6
Real Estate	5
Materials	3
Telecommunication Services	2
Short-Term Securities	5
Liabilities in Excess of Other Assets	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.8%

Aerospace & Defense — 1.7%
Boeing Co. (The)	1,103	$325,286
Orbital ATK, Inc.	493	64,829
Raytheon Co.	7,900	1,484,015

		1,874,130
Auto Components — 1.2%
BorgWarner, Inc.	23,491	1,200,155
Delphi Technologies plc	1,436	75,347

		1,275,502
Banks — 12.5%
Bank of America Corp.	124,087	3,663,048
Citigroup, Inc.	20,453	1,521,908
Citizens Financial Group, Inc.	32,599	1,368,506
First Horizon National Corp.(a)	58,390	1,167,216
First Republic Bank	14,011	1,213,913
JPMorgan Chase & Co.	19,152	2,048,115
SunTrust Banks, Inc.	22,168	1,431,831
US Bancorp	590	31,612
Wells Fargo & Co.	18,403	1,116,510
Western Alliance Bancorp(b)	1,994	112,901

		13,675,560
Beverages — 0.4%
Coca-Cola European Partners plc	7,995	318,601
Molson Coors Brewing Co., Class B	1,555	127,619

		446,220
Biotechnology — 1.9%
AbbVie, Inc.	5,841	564,883
Amgen, Inc.	700	121,730
Gilead Sciences, Inc.	19,044	1,364,312

		2,050,925
Capital Markets — 4.6%
CME Group, Inc.	1,894	276,619
Evercore, Inc., Class A	5,611	504,990
Intercontinental Exchange, Inc.	19,617	1,384,175
Invesco Ltd.	14,709	537,467
S&P Global, Inc.	6,970	1,180,718
SEI Investments Co.	16,610	1,193,595

		5,077,564
Chemicals — 2.2%
Air Products & Chemicals, Inc.	7,713	1,265,549
Eastman Chemical Co.	12,340	1,143,178

		2,408,727
Commercial Services & Supplies — 0.0%
LSC Communications, Inc.	2,354	35,663

Communications Equipment — 1.0%
Cisco Systems, Inc.	14,125	540,987
InterDigital, Inc.	6,204	472,435
Motorola Solutions, Inc.	367	33,155
Palo Alto Networks, Inc.(b)	99	14,349

		1,060,926
Diversified Consumer Services — 0.0%
H&R Block, Inc.(a)	1,430	37,495

Diversified Financial Services — 2.2%
Berkshire Hathaway, Inc., Class B(b)	12,175	2,413,328

Diversified Telecommunication Services — 1.0%
AT&T, Inc.	22,461	873,284
Verizon Communications, Inc.	3,110	164,612

		1,037,896

Security	Shares	Value
Electric Utilities — 3.3%
Portland General Electric Co.	23,504	$1,071,313
PPL Corp.	2,638	81,646
Westar Energy, Inc.	21,769	1,149,403
Xcel Energy, Inc.	26,612	1,280,303

		3,582,665
Electrical Equipment — 2.0%
AMETEK, Inc.	5,642	408,876
Hubbell, Inc.	7,158	968,763
Rockwell Automation, Inc.	4,317	847,643

		2,225,282
Electronic Equipment, Instruments & Components — 0.5%
Dolby Laboratories, Inc., Class A	6,665	413,230
SYNNEX Corp.	852	115,829

		529,059
Energy Equipment & Services — 0.7%
Baker Hughes a GE Co.	8,438	266,978
Halliburton Co.	10,402	508,346

		775,324
Equity Real Estate Investment Trusts (REITs) — 3.5%
Alexandria Real Estate Equities, Inc.	5,429	708,973
Gaming and Leisure Properties, Inc.	2,041	75,517
Outfront Media, Inc.	45,190	1,048,408
Prologis, Inc.	4,479	288,940
Simon Property Group, Inc.	4,596	789,317
Ventas, Inc.	4,935	296,149
Weingarten Realty Investors	17,580	577,855

		3,785,159
Food & Staples Retailing — 1.4%
Performance Food Group Co.(b)	28,966	958,775
Wal-Mart Stores, Inc.	5,534	546,482

		1,505,257
Food Products — 3.6%
Archer-Daniels-Midland Co.	30,075	1,205,406
Bunge Ltd.	10,768	722,317
Hershey Co. (The)(a)	10,303	1,169,494
Kellogg Co.	7,983	542,684
Tyson Foods, Inc., Class A	3,070	248,885

		3,888,786
Gas Utilities — 0.3%
UGI Corp.	8,026	376,821

Health Care Equipment & Supplies — 3.1%
Baxter International, Inc.	21,849	1,412,319
Danaher Corp.	18,045	1,674,937
Edwards Lifesciences Corp.(b)	2,807	316,377

		3,403,633
Health Care Providers & Services — 3.1%
Aetna, Inc.	1,890	340,937
AmerisourceBergen Corp.	3,521	323,298
Cardinal Health, Inc.	2,356	144,352
Express Scripts Holding Co.(b)	8,176	610,257
Humana, Inc.	4,694	1,164,441
McKesson Corp.	5,210	812,499

		3,395,784
Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.	13,473	894,203
McDonald’s Corp.	4,275	735,813

		1,630,016

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2017	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Household Products — 1.8%
Clorox Co. (The)	3,574	$531,597
Kimberly-Clark Corp.	5,865	707,671
Procter & Gamble Co. (The)	7,799	716,572

		1,955,840
Industrial Conglomerates — 0.7%
3M Co.	134	31,540
General Electric Co.	37,146	648,198
Honeywell International, Inc.	312	47,848

		727,586
Insurance — 5.8%
Allstate Corp. (The)	13,606	1,424,684
First American Financial Corp.	9,598	537,872
Hanover Insurance Group, Inc. (The)	1,727	186,654
Hartford Financial Services Group, Inc. (The)	2,332	131,245
Lincoln National Corp.	16,853	1,295,490
Marsh & McLennan Cos., Inc.	942	76,669
Principal Financial Group, Inc.	10,001	705,671
Prudential Financial, Inc.	9,350	1,075,063
Reinsurance Group of America, Inc.	552	86,073
Unum Group	12,785	701,769
Validus Holdings Ltd.	2,470	115,893

		6,337,083
IT Services — 2.2%
Broadridge Financial Solutions, Inc.	5,441	492,846
Fidelity National Information Services, Inc.	884	83,175
International Business Machines Corp.	7,469	1,145,894
Mastercard, Inc., Class A	4,675	707,608

		2,429,523
Machinery — 4.0%
Cummins, Inc.	3,747	661,870
Ingersoll-Rand plc	3,265	291,205
Oshkosh Corp.	7,907	718,667
PACCAR, Inc.	19,836	1,409,943
Stanley Black & Decker, Inc.	389	66,010
Xylem, Inc.	18,245	1,244,309

		4,392,004
Media — 2.2%
John Wiley & Sons, Inc., Class A	15,580	1,024,385
Scripps Networks Interactive, Inc., Class A	334	28,517
Time Warner, Inc.	6,688	611,751
Walt Disney Co. (The)	6,878	739,454

		2,404,107
Metals & Mining — 1.2%
Newmont Mining Corp.	36,350	1,363,852

Multiline Retail — 0.8%
Target Corp.	12,666	826,457

Multi-Utilities — 2.3%
CMS Energy Corp.	27,891	1,319,244
Vectren Corp.	17,780	1,156,056

		2,475,300
Oil, Gas & Consumable Fuels — 9.7%
Anadarko Petroleum Corp.	24,071	1,291,168
Chevron Corp.	6,815	853,170
ConocoPhillips	31,955	1,754,010
Continental Resources, Inc.(b)	1,416	75,005
Devon Energy Corp.	1,012	41,897
Exxon Mobil Corp.	33,498	2,801,773
Marathon Oil Corp.	9,757	165,186
Marathon Petroleum Corp.	4,552	300,341
Occidental Petroleum Corp.	5,566	409,992

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Suncor Energy, Inc.	11,863	$435,609
Valero Energy Corp.	16,957	1,558,518
Williams Cos., Inc. (The)	31,121	948,879

		10,635,548
Personal Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	3,095	393,808

Pharmaceuticals — 5.7%
Bristol-Myers Squibb Co.	26,683	1,635,134
Johnson & Johnson	13,412	1,873,925
Merck & Co., Inc.	30,320	1,706,106
Pfizer, Inc.	18,016	652,540
Zoetis, Inc.	5,285	380,731

		6,248,436
Real Estate Management & Development — 1.1%
CBRE Group, Inc., Class A(b)	21,253	920,468
Jones Lang LaSalle, Inc.	1,727	257,202

		1,177,670
Road & Rail — 0.2%
Norfolk Southern Corp.	1,393	201,846

Semiconductors & Semiconductor Equipment — 2.9%
Intel Corp.	24,515	1,131,612
QUALCOMM, Inc.	12,746	815,999
Texas Instruments, Inc.	11,552	1,206,491

		3,154,102
Software — 1.9%
Activision Blizzard, Inc.	11,598	734,385
Oracle Corp.	28,120	1,329,514

		2,063,899
Specialty Retail — 1.2%
Lowe’s Cos., Inc.	4,308	400,385
Penske Automotive Group, Inc.(a)	18,622	891,063

		1,291,448
Technology Hardware, Storage & Peripherals — 0.1%
HP, Inc.	7,397	155,411

Textiles, Apparel & Luxury Goods — 0.3%
Skechers U.S.A., Inc., Class A(b)	9,375	354,750

Thrifts & Mortgage Finance — 0.7%
Essent Group Ltd.(b)	17,322	752,121

Tobacco — 0.4%
Altria Group, Inc.	4,850	346,338
Philip Morris International, Inc.	789	83,358

		429,696
Wireless Telecommunication Services — 1.5%
Sprint Corp.	40,476	238,404
Telephone & Data Systems, Inc.(a)	20,592	572,458
T-Mobile US, Inc.(a)(b)	13,546	860,306

		1,671,168

Total Common Stocks — 98.8% (Cost: $95,471,005)		107,933,377

Total Long-Term Investments — 98.8% (Cost: $95,471,005)		107,933,377

Short-Term Securities — 4.6%(c)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%(e)	1,446,302	1,446,302

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities (continued)
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.14%	24,371	$24,371
SL Liquidity Series, LLC, Money Market Series, 1.48%(d)(e)	3,613,873	3,613,512

Total Short-Term Securities — 4.6% (Cost: $5,084,269)		5,084,185

Total Investments — 103.4% (Cost: $100,555,274)		113,017,562

Liabilities in Excess of Other Assets — (3.4)%		(3,722,685)

Net Assets — 100.0%		$109,294,877

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,392,712	(946,410)	1,446,302	$1,446,302	$17,995		$6	$—
SL Liquidity Series, LLC, Money Market Series	3,499,173	114,700	3,613,873	3,613,512	13,245	(b)	(679)	(104)

				$5,059,814	$31,240		$(673)	$(104)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviation

S&P — Standard & Poor’s

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	11	03/16/18	$1,472	$8,234

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2017	BlackRock Advantage Large Cap Value V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future Contracts
Net unrealized appreciation(a)	$—	$—	$8,234	$—	$—	$—	$8,234

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	$—	$—	$184,413	$—	$—	$—	$184,413

Net Change in Unrealized Appreciation (Depreciation)
Futures contracts	$—	$—	$8,234	$—	$—	$—	$8,234

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,395,191

For more information about the Fund’s investment risks regarding derivative instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments
Common Stock(a)	$107,933,377	$—	$—	$107,933,377
Short-Term Securities	1,470,673	—	—	1,470,673

	$109,404,050	$—	$—	$109,404,050

Investments valued at NAV(b)				3,613,512

Total Investments				$113,017,562

Derivative Financial Instruments(c)
Assets:
Equity contracts	$8,234	$—	$—	$8,234

(a)	See above Schedule of Investments for values in each industry.
(b)	As of December 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2017

BlackRock Advantage Large Cap Value V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $3,510,771) (cost — $95,495,376)	$107,957,748
Investments at value — affiliated (cost — $5,059,898)	5,059,814
Cash pledged for futures contracts	55,000
Receivables:
Investments sold	1,580,363
Securities lending income — affiliated	345
Dividends — affiliated	1,243
Dividends — unaffiliated	166,330
From custodian	24,371
From the Manager	1,633
Prepaid expenses	501

Total assets	114,847,348

LIABILITIES
Cash collateral on securities loaned at value	3,613,881
Payables:
Investments purchased	1,806,500
Capital shares redeemed	1,671
Investment advisory fees	6,426
Officer’s and Directors’ fees	3,546
Other accrued expenses	112,666
Other affiliates	177
Distribution fees	1,500
Variation margin on futures contracts	6,104

Total liabilities	5,552,471

NET ASSETS	$109,294,877

NET ASSETS CONSIST OF
Paid-in capital	$96,336,373
Distributions in excess of net investment income	5,506
Accumulated net realized gain	482,476
Net unrealized appreciation (depreciation)	12,470,522

NET ASSETS	$109,294,877

NET ASSET VALUE
Class I — Based on net assets of $99,213,030 and 9,329,288 shares outstanding, 100 million shares authorized, $0.10 par value.	$10.63

Class II — Based on net assets of $7,062,678 and 661,734 shares outstanding, 100 million shares authorized, $0.10 par value.	$10.67

Class III — Based on net assets of $3,019,169 and 288,538 shares outstanding, 100 million shares authorized, $0.10 par value.	$10.46

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations

December 31, 2017

BlackRock Advantage Large Cap Value V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$17,995
Dividends — unaffiliated	2,308,732
Securities lending income — affiliated — net	13,245
Foreign taxes withheld	(10,570)

Total investment income	2,329,402

EXPENSES
Investment advisory	783,086
Transfer agent — class specific	212,707
Professional	58,031
Printing	41,999
Accounting services	33,808
Custodian	21,418
Directors and Officer	21,303
Distribution — class specific	15,807
Transfer agent	4,999
Miscellaneous	45,036

Total expenses	1,238,194
Less:
Fees waived and/or reimbursed by the Manager	(318,504)
Transfer agent fees reimbursed — class specific	(207,687)

Total expenses after fees waived and/or reimbursed	712,003

Net investment income	1,617,399

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(679)
Investments — unaffiliated	25,364,382
Capital gain distributions from investment companies — affiliated	6
Futures contracts	184,413

25,548,122

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(104)
Investments — unaffiliated	(10,482,247)
Futures contracts	8,234

(10,474,117)

Net realized and unrealized gain	15,074,005

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,691,404

See notes to financial statements.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Value V.I. Fund
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,617,399	$1,222,135
Net realized gain	25,548,122	8,536,426
Net change in unrealized appreciation (depreciation)	(10,474,117)	2,467,491

Net increase in net assets resulting from operations	16,691,404	12,226,052

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(1,493,752)	(1,140,896)
Class II	(93,118)	(62,189)
Class III	(38,131)	(16,917)
From net realized gain:
Class I	(23,621,034)	(5,972,331)
Class II	(1,667,678)	(388,346)
Class III	(725,996)	(123,751)

Decrease in net assets resulting from distributions to shareholders	(27,639,709)	(7,704,430)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	19,457,704	(5,208,753)

NET ASSETS
Total increase (decrease) in net assets	8,509,399	(687,131)
Beginning of year	100,785,478	101,472,609

End of year	$109,294,877	$100,785,478

Undistributed (distributions in excess of) net investment income, end of year	$5,506	$7,169

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value V.I. Fund
	Class I
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$12.06		$11.49	$12.74	$13.22	$10.73

Net investment income(a)	0.20		0.15	0.14	0.15	0.14
Net realized and unrealized gain (loss)	1.86		1.41	(0.36)	1.47	3.46

Net increase (decrease) from investment operations	2.06		1.56	(0.22)	1.62	3.60

Distributions:(b)
From net investment income	(0.21)		(0.16)	(0.15)	(0.16)	(0.16)
From net realized gain	(3.28)		(0.83)	(0.88)	(1.94)	(0.95)

Total distributions	(3.49)		(0.99)	(1.03)	(2.10)	(1.11)

Net asset value, end of year	$10.63		$12.06	$11.49	$12.74	$13.22

Total Return:(c)
Based on net asset value	17.22%		13.60%	(1.72)%	12.22%	33.61%

Ratios to Average Net Assets:
Total expenses	1.17	%(d)	1.09%	1.08%	1.08%	1.08%

Total expenses after fees waived and/or reimbursed	0.71	%(d)	0.82%	0.77%	0.77%	0.78%

Net investment income	1.57	%(d)	1.29%	1.14%	1.10%	1.10%

Supplemental Data:
Net assets, end of year (000)	$99,213		$92,795	$93,983	$109,570	$115,094

Portfolio turnover rate	168%		47%	29%	35%	41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value V.I. Fund
	Class II
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$12.09		$11.52	$12.77	$13.25	$10.75

Net investment income(a)	0.18		0.13	0.12	0.13	0.11
Net realized and unrealized gain (loss)	1.86		1.40	(0.36)	1.46	3.47

Net increase (decrease) from investment operations	2.04		1.53	(0.24)	1.59	3.58

Distributions:(b)
From net investment income	(0.18)		(0.13)	(0.13)	(0.13)	(0.13)
From net realized gain	(3.28)		(0.83)	(0.88)	(1.94)	(0.95)

Total distributions	(3.46)		(0.96)	(1.01)	(2.07)	(1.08)

Net asset value, end of year	$10.67		$12.09	$11.52	$12.77	$13.25

Total Return:(c)
Based on net asset value	17.06%		13.35%	(1.96)%	11.94%	33.39%

Ratios to Average Net Assets:
Total expenses	1.32	%(d)	1.27%	1.19%	1.23%	1.20%

Total expenses after fees waived and/or reimbursed	0.88	%(d)	1.03%	0.96%	0.97%	0.98%

Net investment income	1.38	%(d)	1.10%	0.95%	0.92%	0.90%

Supplemental Data:
Net assets, end of year (000)	$7,063		$6,060	$5,680	$4,002	$5,324

Portfolio turnover rate	168%		47%	29%	35%	41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value V.I. Fund
	Class III
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$11.92		$11.37	$12.61	$13.12	$10.66

Net investment income(a)	0.16		0.11	0.10	0.10	0.09
Net realized and unrealized gain (loss)	1.83		1.38	(0.36)	1.44	3.44

Net increase (decrease) from investment operations	1.99		1.49	(0.26)	1.54	3.53

Distributions:(b)
From net investment income	(0.17)		(0.11)	(0.10)	(0.11)	(0.12)
From net realized gain	(3.28)		(0.83)	(0.88)	(1.94)	(0.95)

Total distributions	(3.45)		(0.94)	(0.98)	(2.05)	(1.07)

Net asset value, end of year	$10.46		$11.92	$11.37	$12.61	$13.12

Total Return:(c)
Based on net asset value	16.86%		13.17%	(2.11)%	11.72%	33.16%

Ratios to Average Net Assets:
Total expenses	1.43	%(d)	1.35%	1.34%	1.32%	1.33%

Total expenses after fees waived and/or reimbursed	0.99	%(d)	1.18%	1.13%	1.13%	1.14%

Net investment income	1.26	%(d)	0.92%	0.78%	0.73%	0.74%

Supplemental Data:
Net assets, end of year (000)	$3,019		$1,930	$1,810	$1,931	$1,576

Portfolio turnover rate	168%		47%	29%	35%	41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Advantage Large Cap Value V.I. Fund (the “Fund”) (formerly known as BlackRock Large Cap Value V.I. Fund). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market– corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2017, certain investments of the Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Securities Lending Agreements

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$3,060,773	$(3,060,773)	$—
Deutsche Bank Securities Inc.	574	(574)	—
JP Morgan Securities LLC	412,323	(412,323)	—
Morgan Stanley	37,101	(37,101)	—

	$3,510,771	$(3,510,771)	$—

(a)	Cash collateral with a value of $3,613,881 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
$3 Billion — $5 Billion	0.68
$5 Billion — $10 Billion	0.65
Greater than $10 Billion	0.64

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution Fees	0.15%	0.25%

For the year ended December 31, 2017, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

	Class II	Class III	Total
Distribution Fees	$9,796	$6,011	$15,807

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class II	Class III	Total
$194,520	$13,299	$4,888	$212,707

Expense Limitations, Waivers and Reimbursements: The Manager has agreed to voluntarily waive 0.05% of its investment advisory fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived and/or reimbursed was $52,207.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $1,867.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived by the Manager.

For the year ended December 31, 2017, the Fund reimbursed the Manager $1,065 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.05%
Class III	0.11%

The Manager has agreed not to reduce or discontinue this contractual reimbursement through April 30, 2019 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Reimbursed	$194,496	$10,518	$2,673	$207,687

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class II	Class III
0.60%	0.75%	0.85%

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Prior to June 12, 2017, the Fund expense limitations as a percentage of average daily net assets were as follows:

Class I	1.25%
Class II	1.40%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of outstanding voting securities of the Fund. For the year ended December 31, 2017, the Manager waived and/or reimbursed $264,430, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2017, the Fund paid BIM $4,765 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$7,304,471
Sales	11,790,622
Net Realized Gain	2,941,625

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were $171,214,434 and $176,469,284, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the reclassification of distributions were reclassified to the following accounts:

Undistributed net investment income	$5,939
Accumulated net realized gain	$(5,939)

The tax character of distributions paid was as follows:

	12/31/17	12/31/16
Ordinary income	$4,512,661	$1,216,636
Long-Term capital gains	23,127,048	6,487,794

	$27,639,709	$7,704,430

As of December 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$830,526
Undistributed long-term capital gains	317,043
Net unrealized gains[1]	11,810,935

$12,958,504

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes unrealized of gains/losses on certain futures contracts and the timing and recognition of partnership income.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$101,206,626

Gross unrealized appreciation	$12,766,201
Gross unrealized depreciation	(955,265)

Net unrealized appreciation (depreciation)	$11,810,936

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financial sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	365,201	$4,677,279	214,822	$2,473,890
Shares issued in reinvestment of distributions	2,324,002	25,114,786	588,001	7,113,227
Shares redeemed	(1,056,648)	(13,532,267)	(1,286,398)	(14,879,343)

Net increase (decrease)	1,632,555	$16,259,798	(483,575)	$(5,292,226)

Class II
Shares sold	110,054	$1,387,115	194,495	$2,194,408
Shares issued in reinvestment of distributions	162,376	1,760,796	37,157	450,535
Shares redeemed	(111,932)	(1,430,159)	(223,479)	(2,574,630)

Net increase	160,498	$1,717,752	8,173	$70,313

Class III
Shares sold	120,811	$1,549,360	46,118	$529,587
Shares issued in reinvestment of distributions	71,929	764,127	11,767	140,668
Shares redeemed	(66,112)	(833,333)	(55,137)	(657,095)

Net increase	126,628	$1,480,154	2,748	$13,160

Total Net Increase (Decrease)	1,919,681	$19,457,704	(472,654)	$(5,208,753)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	21

Report of the Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Large Cap Value V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Advantage Large Cap Value V.I. Fund (formerly BlackRock Large Cap Value V.I. Fund) of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Advantage U.S. Total Market V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2017	BlackRock Advantage U.S. Total Market V.I. Fund

Investment Objective

BlackRock Advantage U.S. Total Market V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

On June 12, 2017, BlackRock Value Opportunities V.I. Fund changed its name to BlackRock Advantage US Total Market V.I. Fund. Its benchmark changed from the S&P SmallCap 600® Value Index to the Russell 3000 Index on the same date. Concurrently, there were changes to the Fund’s investment strategy.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund underperformed its new benchmark, the Russell 3000® Index, and outperformed its former benchmark, the S&P SmallCap 600® Value Index.

Following the conversion, the Fund was managed by BlackRock’s Systematic Active Equity (SAE) team, which incorporates a research-driven, systematic approach to identifying differentiated performance opportunities across markets. Performance prior to that date is attributable to the previous portfolio management team.

What factors influenced performance?

From January 1, 2017 through June 12, 2017, selection in the consumer discretionary sector was the largest contributor relative to the S&P 600® Value Index. Performance was especially strong in the hotels, restaurants & leisure industry, where positions in Bob Evans Farms, Inc. and ILG Inc. contributed to outperformance. Stock selection in the energy sector was an additional positive. Here, the Fund benefitted from its zero weightings in a number of the laggards within the energy equipment & services industry. Selection in the financials sector, where the Fund was helped by its investments in banking stocks, was an additional plus. Lastly, the Fund was aided by its effective stock selection in the healthcare sector.

From January 1, 2017 through June 12, 2017, stock selection in the materials sector was the largest detractor relative to the S&P SmallCap 600® Value Index. Performance was weakest in the metals & mining industry, where key detractors included AK Steel Holding Corp. and Haynes International, Inc. Stock selection in real estate, industrials and consumer staples also detracted from performance.

From June 12, 2017 through the end of the period, signals that seek to capture sentiment and trends from market participants generated strong performance relative to the Russell 3000® Index. Specifically, sentiment-based measures that evaluate investor flow, such as hedge funds, added value. Additionally, proprietary text-based analyses of company executive conference calls and sell-side analyst reports performed well. Fundamental signals that focus on company quality and value were also additive to performance. Notably, an insight that evaluates stocks based on key corporate events such as initial public offerings, CEO changes and revisions to forward guidance proved beneficial. Fundamental insights that identify value across cash flows and top-line sales further contributed to performance.

Despite broad strength across the stock selection model, there were a few notable detractors from June 12, 2017 onward relative to the Russell 3000® Index. Given a market backdrop in which momentum strategies outperformed, select signals that reward stocks through a more cautionary lens struggled. Specifically, a quality-based insight that identifies strong cash flow generation through efficient asset use experienced weak performance. As investors focused on tax reform as a primary driver of stock returns, the market’s focus shifted away from balance sheet strength. Additionally, a signal that seeks to identify lower-risk stocks lagged amid investors’ preference for the growth style.

Describe portfolio positioning at period end.

Relative to the Russell 3000® Index, the Fund was positioned neutrally form a sector perspective. The Fund had slight overweight positions in utilities and industrials and slight underweight positions in energy and financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	23%
Financials	15
Health Care	13
Consumer Discretionary	12
Industrials	11
Consumer Staples	7
Energy	5
Real Estate	4
Utilities	4
Materials	3
Telecommunication Services	2
Short-Term Securities	4
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Advantage U.S. Total Market V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)	Under normal circumstances, the Fund seeks to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Value Opportunities V.I. Fund”.
(c)	An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
(d)	An unmanaged index that is a subset of the S&P 600® Index and consists of those stocks in the S&P 600® Index exhibiting the strongest value characteristics.

Performance Summary for the Period Ended December 31, 2017

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	12.40%	14.05%	14.56%	8.03%
Class II(a)	12.32	13.85	14.38	7.86
Class III(a)	12.29	13.83	14.35	7.80
Russell 3000® Index	11.20	21.13	15.58	8.60
S&P SmallCap 600® Value Index	10.56	11.51	15.52	9.99

(a)	Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Value Opportunities V.I. Fund”.
(b)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustment made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,124.00	$2.94	$1,000.00	$1,022.40	$2.80	0.55%
Class II	1,000.00	1,123.20	3.75	1,000.00	1,021.70	3.57	0.70
Class III	1,000.00	1,123.90	4.28	1,000.00	1,021.20	4.08	0.80

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses	BlackRock Advantage U.S. Total Market V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.0%

Aerospace & Defense — 3.5%
Boeing Co. (The)	10,394	$3,065,295
Curtiss-Wright Corp.	24,278	2,958,274
HEICO Corp., Class A	27,932	2,208,025
KLX, Inc.(a)	17,638	1,203,793

		9,435,387
Airlines — 0.4%
Hawaiian Holdings, Inc.(b)	30,164	1,202,035

Auto Components — 1.7%
Lear Corp.	17,235	3,044,735
Tenneco, Inc.	26,743	1,565,535

		4,610,270
Banks — 6.6%
Bank of America Corp.	131,516	3,882,352
Cadence BanCorp(a)	13,626	369,537
Citigroup, Inc.	53,483	3,979,670
Citizens Financial Group, Inc.	1,548	64,985
CoBiz Financial, Inc.	5,200	103,948
First Horizon National Corp.(b)	149,958	2,997,661
JPMorgan Chase & Co.	31,011	3,316,316
Sandy Spring Bancorp, Inc.	3,594	140,238
Wintrust Financial Corp.(b)	36,113	2,974,628

		17,829,335
Beverages — 1.5%
PepsiCo, Inc.	33,537	4,021,757

Biotechnology — 3.7%
AbbVie, Inc.	33,176	3,208,451
Alexion Pharmaceuticals, Inc.(a)	17,808	2,129,659
Celgene Corp.(a)	12,286	1,282,167
CytomX Therapeutics, Inc.(a)	1,313	27,717
Exelixis, Inc.(a)	6,577	199,941
Gilead Sciences, Inc.	45,246	3,241,423

		10,089,358
Building Products — 0.4%
Trex Co., Inc.(a)	3,659	396,599
Universal Forest Products, Inc.	18,853	709,250

		1,105,849
Capital Markets — 4.1%
BGC Partners, Inc., Class A	179,623	2,714,103
Evercore, Inc., Class A	12,902	1,161,180
Intercontinental Exchange, Inc.	27,946	1,971,870
Moelis & Co., Class A	59,886	2,904,471
OM Asset Management plc	33,304	557,842
S&P Global, Inc.	10,380	1,758,372

		11,067,838
Chemicals — 1.5%
AdvanSix, Inc.(a)	23,018	968,367
Air Products & Chemicals, Inc.	10,027	1,645,230
Koppers Holdings, Inc.(a)	1,394	70,954
LyondellBasell Industries NV, Class A	6,449	711,454
Trinseo SA	8,753	635,468

		4,031,473
Commercial Services & Supplies — 1.1%
Brink’s Co. (The)	34,326	2,701,456
Interface, Inc.	13,298	334,445

		3,035,901
Communications Equipment — 0.9%
Cisco Systems, Inc.	17,789	681,319
InterDigital, Inc.	24,104	1,835,519

		2,516,838

Security	Shares	Value
Construction & Engineering — 0.4%
Argan, Inc.	4,423	$199,035
Comfort Systems USA, Inc.	8,565	373,862
MasTec, Inc.(a)	8,759	428,753

		1,001,650
Construction Materials — 0.1%
Summit Materials, Inc., Class A(a)(b)	9,835	309,212

Consumer Finance — 1.1%(a)
Enova International, Inc.	8,481	128,911
Green Dot Corp., Class A	49,014	2,953,584

		3,082,495
Diversified Consumer Services — 0.5%
Grand Canyon Education, Inc.(a)	14,932	1,336,862

Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B(a)	8,046	1,594,878

Diversified Telecommunication Services — 1.8%
Cogent Communications Holdings, Inc.	27,166	1,230,620
Verizon Communications, Inc.	70,089	3,709,811

		4,940,431
Electric Utilities — 2.5%
Duke Energy Corp.	8,767	737,392
IDACORP, Inc.	32,754	2,992,406
Portland General Electric Co.	59,940	2,732,065
PPL Corp.	10,154	314,266

		6,776,129
Electronic Equipment, Instruments & Components — 1.0%
Fitbit, Inc., Class A(a)	26,302	150,184
SYNNEX Corp.	18,981	2,580,467

		2,730,651
Energy Equipment & Services — 0.9%
Exterran Corp.(a)	5,157	162,136
Halliburton Co.	22,607	1,104,804
ProPetro Holding Corp.(a)(b)	53,309	1,074,710

		2,341,650
Equity Real Estate Investment Trusts (REITs) — 4.0%
CoreSite Realty Corp.	4,812	548,087
DCT Industrial Trust, Inc.	39,560	2,325,337
DiamondRock Hospitality Co.	23,936	270,237
EastGroup Properties, Inc.	377	33,319
First Industrial Realty Trust, Inc.	95,301	2,999,123
Ryman Hospitality Properties, Inc.	7,132	492,251
Simon Property Group, Inc.	15,372	2,639,987
Terreno Realty Corp.	12,351	433,026
Ventas, Inc.	17,046	1,022,930
Weingarten Realty Investors	1,798	59,100

		10,823,397
Food & Staples Retailing — 2.2%
Performance Food Group Co.(a)	48,682	1,611,374
Wal-Mart Stores, Inc.	43,396	4,285,355

		5,896,729
Food Products — 0.9%
Archer-Daniels-Midland Co.	18,002	721,520
Dean Foods Co.(b)	67,919	785,144
Kellogg Co.(b)	11,271	766,203
Tyson Foods, Inc., Class A	1,907	154,600

		2,427,467
Health Care Equipment & Supplies — 1.2%
Masimo Corp.(a)	31,581	2,678,069
Medtronic plc	7,415	598,761

		3,276,830

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2017	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Health Care Providers & Services — 2.7%
AmerisourceBergen Corp.	1,554	$142,688
Humana, Inc.	5,207	1,291,701
McKesson Corp.	2,072	323,128
UnitedHealth Group, Inc.	11,900	2,623,474
WellCare Health Plans, Inc.(a)	15,022	3,021,075

		7,402,066
Hotels, Restaurants & Leisure — 2.2%
International Game Technology plc	2,920	77,409
McDonald’s Corp.	23,685	4,076,662
Papa John’s International, Inc.(b)	11,890	667,148
Texas Roadhouse, Inc.	23,702	1,248,622

		6,069,841
Household Durables — 0.4%(a)
iRobot Corp.	5,627	431,591
William Lyon Homes, Class A	18,501	538,009

		969,600
Household Products — 0.7%
Kimberly-Clark Corp.	357	43,076
Procter & Gamble Co. (The)	19,626	1,803,237

		1,846,313
Independent Power and Renewable Electricity Producers — 0.1%
NRG Yield, Inc., Class A(b)	9,749	183,769

Industrial Conglomerates — 2.4%
3M Co.	18,102	4,260,668
General Electric Co.	23,939	417,736
Honeywell International, Inc.	12,123	1,859,183

		6,537,587
Insurance — 0.8%
Hartford Financial Services Group, Inc. (The)	883	49,695
James River Group Holdings Ltd.	44,187	1,767,922
Marsh & McLennan Cos., Inc.	5,290	430,553

		2,248,170
Internet & Direct Marketing Retail — 1.4%
Amazon.com, Inc.(a)	3,244	3,793,761

Internet Software & Services — 4.0%
Alphabet, Inc., Class A(a)	2,963	3,121,224
Alphabet, Inc., Class C(a)	2,953	3,090,019
Facebook, Inc., Class A(a)	21,911	3,866,415
Yelp, Inc.(a)	14,398	604,140
YuMe, Inc.	596	2,849

		10,684,647
IT Services — 4.5%
CSG Systems International, Inc.	296	12,971
EPAM Systems, Inc.(a)	339	36,419
Euronet Worldwide, Inc.(a)(b)	30,596	2,578,325
International Business Machines Corp.	14,661	2,249,290
Mastercard, Inc., Class A	18,454	2,793,197
Visa, Inc., Class A	39,331	4,484,521

		12,154,723
Leisure Products — 0.1%
MCBC Holdings, Inc.(a)	10,609	235,732

Life Sciences Tools & Services — 0.9%
PRA Health Sciences, Inc.(a)	25,899	2,358,622

Machinery — 1.4%
Alamo Group, Inc.	15,545	1,754,564
Illinois Tool Works, Inc.	530	88,431
Kadant, Inc.	4,715	473,386
PACCAR, Inc.	17,014	1,209,355
Rexnord Corp.(a)	5,221	135,850

		3,661,586

Security	Shares	Value
Media — 3.7%
Comcast Corp., Class A	112,944	$4,523,407
Entravision Communications Corp., Class A	96,205	687,866
Time Warner, Inc.	7,577	693,068
Walt Disney Co. (The)	37,120	3,990,771
World Wrestling Entertainment, Inc., Class A	1,522	46,543

		9,941,655
Metals & Mining — 1.5%
Materion Corp.	7,761	377,185
Newmont Mining Corp.	82,325	3,088,834
Schnitzer Steel Industries, Inc., Class A	7,607	254,834
Worthington Industries, Inc.	10,667	469,988

		4,190,841
Multiline Retail — 0.7%
Big Lots, Inc.(b)	414	23,246
Target Corp.	29,091	1,898,188

		1,921,434
Multi-Utilities — 0.9%
Avista Corp.(b)	632	32,542
CMS Energy Corp.	48,587	2,298,165

		2,330,707
Oil, Gas & Consumable Fuels — 4.4%
Anadarko Petroleum Corp.	6,256	335,572
Chevron Corp.	6,749	844,907
ConocoPhillips	65,271	3,582,725
CONSOL Energy, Inc.(a)	16,626	656,893
Exxon Mobil Corp.	30,281	2,532,703
Occidental Petroleum Corp.	3,560	262,230
Pacific Ethanol, Inc.(a)(b)	63,271	287,883
Peabody Energy Corp.(a)	48,543	1,911,138
Valero Energy Corp.	14,550	1,337,291
Williams Cos., Inc. (The)	1,872	57,077

		11,808,419
Personal Products — 0.5%
Estee Lauder Cos., Inc. (The), Class A	9,185	1,168,700
Herbalife Ltd.(a)	695	47,065
Inter Parfums, Inc.	4,532	196,915

		1,412,680
Pharmaceuticals — 4.6%
Bristol-Myers Squibb Co.	18,550	1,136,744
Catalent, Inc.(a)	69,541	2,856,744
Corcept Therapeutics, Inc.(a)(b)	2,070	37,384
Johnson & Johnson	33,437	4,671,818
Merck & Co., Inc.	66,354	3,733,740

		12,436,430
Professional Services — 0.2%
Insperity, Inc.	292	16,746
WageWorks, Inc.(a)	8,435	522,970

		539,716
Road & Rail — 0.9%
Union Pacific Corp.	17,252	2,313,493

Semiconductors & Semiconductor Equipment — 3.7%
Intel Corp.	54,301	2,506,534
IXYS Corp.(a)	246	5,892
Microsemi Corp.(a)	52,009	2,686,265
QUALCOMM, Inc.	14,432	923,937
Texas Instruments, Inc.	38,108	3,979,999

		10,102,627
Software — 5.6%
Activision Blizzard, Inc.	9,803	620,726
Microsoft Corp.	38,856	3,323,743
Oracle Corp.	86,033	4,067,640

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Software (continued)
RingCentral, Inc., Class A(a)	54,955	$2,659,822
Varonis Systems, Inc.(a)	42,989	2,087,116
Verint Systems, Inc.(a)	56,119	2,348,580
Zendesk, Inc.(a)	2,006	67,883

		15,175,510
Specialty Retail — 1.4%
Aaron’s, Inc.	19,648	782,973
Home Depot, Inc. (The)	5,527	1,047,532
Lowe’s Cos., Inc.	20,533	1,908,337
TJX Cos., Inc. (The)	409	31,272

		3,770,114
Technology Hardware, Storage & Peripherals — 3.2%
Apple, Inc.	48,789	8,256,562
Pure Storage, Inc., Class A(a)	17,907	284,005

		8,540,567
Textiles, Apparel & Luxury Goods — 0.1%
NIKE, Inc., Class B	3,238	202,537

Thrifts & Mortgage Finance — 1.4%
Essent Group Ltd.(a)	63,474	2,756,041
Nationstar Mortgage Holdings, Inc.(a)(b)	33,607	621,730
Riverview Bancorp, Inc.	25,565	221,649
TFS Financial Corp.	7,943	118,668

		3,718,088
Tobacco — 1.6%
Altria Group, Inc.	59,735	4,265,677
Philip Morris International, Inc.	1,871	197,671

		4,463,348

Security	Shares	Value
Trading Companies & Distributors — 0.4%
Applied Industrial Technologies, Inc.	16,279	$1,108,600

Water Utilities — 0.0%
SJW Group	456	29,106

Wireless Telecommunication Services — 0.0%
Boingo Wireless, Inc.(a)	4,539	102,128

Total Common Stocks — 99.0% (Cost: $246,014,555)		267,738,839

Total Long-Term Investments — 99.0% (Cost: $246,014,555)		267,738,839

Short-Term Securities — 3.7%(c)(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%	1,558,684	1,558,684
SL Liquidity Series, LLC, Money Market Series, 1.48%(d)	8,368,069	8,367,232

Total Short-Term Securities — 3.7% (Cost: $9,925,986)		9,925,916

Total Investments — 102.7% (Cost: $255,940,541)		277,664,755

Liabilities in Excess of Other Assets — (2.7)%		(7,338,122)

Net Assets — 100.0%		$270,326,633

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	8,781,802	(7,223,118)	1,558,684	$1,558,684	$24,634		$11	$—
SL Liquidity Series, LLC, Money Market Series	33,718,069	(25,350,000)	8,368,069	8,367,232	125,287	(b)	(504)	1,450

				$9,925,916	$149,921		$(493)	$1,450

(a)	Including net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.
For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2017	BlackRock Advantage U.S. Total Market V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	22	03/16/18	$2,944	$(2,376)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Future Contracts
Net unrealized depreciation(a)	$—	$—	$2,376	$—	$—	$—	$2,376

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	$—	$—	$304,804	$—	$—	$—	$304,804

Net Change in Unrealized Appreciation (Depreciation) On:
Futures contracts	$—	$—	$(2,376)	$—	$—	$—	$(2,376)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,788,658

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Advantage U.S. Total Market V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets: Long-Term Investments:
Common Stocks(a)	$267,738,839	$—	$—	$267,738,839
Short-Term Securities	1,558,684	—	—	1,558,684

Subtotal	$269,297,523	$—	$—	$269,297,523

Investments valued at NAV(b)				$8,367,232

Total Investments				$277,664,755

Derivative Financial Instruments(c)
Liabilties:
Equity contracts	$(2,376)	—	—	$(2,376)

(a)	See above Schedule of Investments for values in each industry.
(b)	As of December 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	9

Statement of Assets and Liabilities

December 31, 2017

BlackRock Advantage U.S. Total Market V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $8,105,672) (cost — $246,014,555)	$267,738,839
Investments at value — affiliated (cost — $9,925,986)	9,925,916
Cash pledged:
Futures contracts	96,000
Foreign currency at value (cost — $785)	776
Receivables:
Investments sold	3,844,259
Securities lending income — affiliated	5,948
Capital shares sold	1,977
Dividends — affiliated	2,062
Dividends — unaffiliated	283,204
Prepaid expenses	1,249

Total assets	281,900,230

LIABILITIES
Cash collateral on securities loaned at value	8,361,996
Payables:
Capital shares redeemed	174,437
Investment advisory fees	61,315
Investments purchased	2,787,478
Officer’s and Directors’ fees	8,929
Other accrued expenses	167,460
Other affiliates	483
Distribution fees	1,564
Variation margin on futures contracts	9,935

Total liabilities	11,573,597

NET ASSETS	$270,326,633

NET ASSETS CONSIST OF
Paid-in capital	$246,556,983
Undistributed net investment income	35,495
Accumulated net realized gain	2,012,326
Net unrealized appreciation (depreciation)	21,721,829

NET ASSETS	$270,326,633

NET ASSET VALUE
Class I — Based on net assets of $261,871,845 and 10,216,680 shares outstanding, 100 million shares authorized, $0.10 par value.	$25.63

Class II — Based on net assets of $3,131,119 and 122,443 shares outstanding, 100 million shares authorized, $0.10 par value.	$25.57

Class III — Based on net assets of $5,323,669 and 284,097 shares outstanding, 10 million shares authorized, $0.10 par value.	$18.74

See notes to financial statements.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2017

BlackRock Advantage U.S. Total Market V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$24,634
Dividends — unaffiliated(a)	3,993,529
Securities lending income — affiliated — net	125,287
Foreign taxes withheld	(3,567)

Total investment income	4,139,883

EXPENSES
Investment advisory	1,934,577
Transfer agent — class specific	465,308
Printing	71,337
Professional	70,682
Accounting services	49,271
Custodian	38,184
Directors and Officer	28,338
Distribution — class specific	18,612
Transfer agent	4,992
Miscellaneous	46,863

Total expenses	2,728,164
Less:
Fees waived and/or reimbursed by the Manager	(587,216)
Transfer agent fees reimbursed — class specific	(322,623)

Total expenses after fees waived and/or reimbursed	1,818,325

Net investment income	2,321,558

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(504)
Investments — unaffiliated	47,360,544
Capital gain distributions from investment companies — affiliated	11
Foreign currency transactions	(17)
Futures contracts	304,804

47,664,838

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	1,450
Investments — unaffiliated	(15,718,242)
Foreign currency translations	50
Futures contracts	(2,376)

(15,719,118)

Net realized and unrealized gain	31,945,720

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,267,278

(a)	Includes non-recurring dividends in the amount of $464,138

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Changes in Net Assets

	BlackRock Advantage U.S. Total Market V.I. Fund
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,321,558	$626,144
Net realized gain	47,664,838	18,083,477
Net change in unrealized appreciation (depreciation)	(15,719,118)	32,110,679

Net increase in net assets resulting from operations	34,267,278	50,820,300

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(2,278,683)	(628,029)
Class II	(22,476)	(3,111)
Class III	(48,843)	(8,867)
From net realized gain:
Class I	(50,143,967)	(6,427,714)
Class II	(616,770)	(86,226)
Class III	(1,323,283)	(201,410)

Decrease in net assets resulting from distributions to shareholders	(54,434,022)	(7,355,357)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	30,391,828	(13,315,761)

NET ASSETS
Total increase in net assets	10,225,084	30,149,182
Beginning of year	260,101,549	229,952,367

End of year	$270,326,633	$260,101,549

Undistributed net investment income, end of year	$35,495	$63,956

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market V.I. Fund
	Class I
	Year Ended December 31,
	2017		2016	2015		2014	2013
Net asset value, beginning of year	$27.93		$23.24	$26.96		$27.48	$19.39

Net investment income(a)	0.26	(b)	0.07	0.07		0.10	0.09
Net realized and unrealized gain (loss)	3.60		5.43	(1.80)		1.35	8.13

Net increase (decrease) from investment operations	3.86		5.50	(1.73)		1.45	8.22

Distributions:(c)
From net investment income	(0.27)		(0.07)	(0.07)		(0.08)	(0.13)
From net realized gain	(5.89)		(0.74)	(1.92)		(1.89)	—
From return of capital	—		—	(0.00	)(d)	—	—

Total distributions	(6.16)		(0.81)	(1.99)		(1.97)	(0.13)

Net asset value, end of year	$25.63		$27.93	$23.24		$26.96	$27.48

Total Return:(e)
Based on net asset value	14.05%		23.65%	(6.61)%		5.22%	42.40%

Ratios to Average Net Assets:
Total expenses	1.05%		1.01%	1.01%		1.02%	1.00%

Total expenses after fees waived and/or reimbursed	0.71%		0.92%	0.90%		0.90%	0.90%

Net investment income	0.91	%(b)	0.28%	0.26%		0.37%	0.37%

Supplemental Data:
Net assets, end of year (000)	$261,872		$250,567	$220,681		$260,860	$279,345

Portfolio turnover rate	179%		78%	61%		57%	66%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.05 per share and 0.18%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market V.I. Fund
	Class II
	Year Ended December 31,
	2017		2016	2015		2014	2013
Net asset value, beginning of year	$27.88		$23.21	$26.91		$27.43	$19.35

Net investment income(a)	0.20	(b)	0.03	0.02		0.05	0.05
Net realized and unrealized gain (loss)	3.60		5.41	(1.77)		1.34	8.12

Net increase (decrease) from investment operations	3.80		5.44	(1.75)		1.39	8.17

Distributions:(c)
From net investment income	(0.22)		(0.03)	(0.03)		(0.02)	(0.09)
From net realized gain	(5.89)		(0.74)	(1.92)		(1.89)	—
From return of capital	—		—	(0.00	)(d)	—	—

Total distributions	(6.11)		(0.77)	(1.95)		(1.91)	(0.09)

Net asset value, end of year	$25.57		$27.88	$23.21		$26.91	$27.43

Total Return:(e)
Based on net asset value	13.85%		23.40%	(6.76)%		5.03%	42.25%

Ratios to Average Net Assets:
Total expenses	1.22%		1.20%	1.18%		1.19%	1.14%

Total expenses after fees waived and/or reimbursed	0.88%		1.09%	1.07%		1.07%	1.04%

Net investment income	0.72	%(b)	0.10%	0.08%		0.20%	0.22%

Supplemental Data:
Net assets, end of year (000)	$3,131		$3,351	$3,120		$3,764	$4,701

Portfolio turnover rate	179%		78%	61%		57%	66%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.05 per share and 0.17%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market V.I. Fund
	Class III
	Year Ended December 31,
	2017		2016	2015		2014	2013
Net asset value, beginning of year	$21.89		$18.36	$21.73		$22.50	$15.90

Net investment income(a)	0.14	(b)	0.01	0.01		0.04	0.02
Net realized and unrealized gain (loss)	2.82		4.29	(1.43)		1.11	6.67

Net increase (decrease) from investment operations	2.96		4.30	(1.42)		1.15	6.69

Distributions:(c)
From net investment income	(0.22)		(0.03)	(0.03)		(0.03)	(0.09)
From net realized gain	(5.89)		(0.74)	(1.92)		(1.89)	—
From return of capital	—		—	(0.00	)(d)	—	—

Total distributions	(6.11)		(0.77)	(1.95)		(1.92)	(0.09)

Net asset value, end of year	$18.74		$21.89	$18.36		$21.73	$22.50

Total Return:(e)
Based on net asset value	13.83%		23.41%	(6.78)%		5.07%	42.08%

Ratios to Average Net Assets:
Total expenses	1.32%		1.29%	1.29%		1.25%	1.32%

Total expenses after fees waived and/or reimbursed	0.95%		1.11%	1.09%		1.09%	1.09%

Net investment income	0.65	%(b)	0.08%	0.06%		0.18%	0.13%

Supplemental Data:
Net assets, end of year (000)	$5,324		$6,184	$6,152		$8,002	$8,764

Portfolio turnover rate	179%		78%	61%		57%	66%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Advantage U.S. Total Market V.I. Fund (the “Fund”) (formerly known as BlackRock Value Opportunities V.I. Fund). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities are recognized on the accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distribution of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BNP Paribas S.A.	$1,034,516	$(1,034,516)	$—
Citigroup Global Markets, Inc.	4,891,252	(4,891,252)	—
Deutsche Bank Securities Inc.	18,473	(18,473)	—
JP Morgan Securities LLC	932,907	(932,907)	—
Morgan Stanley	788,512	(788,512)	—
State Street Bank & Trust Co.	440,012	(440,012)	—

	$8,105,672	$(8,105,672)	$—

(a)	Cash collateral with a value of $8,361,996 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
$3 Billion — $5 Billion	0.68
$5 Billion — $10 Billion	0.65
Greater than $10 Billion	0.64

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

For the year ended December 31, 2017, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

	Class II	Class III	Total
Distribution Fees	$4,759	$13,853	$18,612

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class II	Class III	Total
$447,523	$6,474	$11,311	$465,308

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $2,258.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived by the Manager.

For the year ended December 31, 2017, the Fund reimbursed the Manager $2,681 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.09%
Class III	0.01%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements are as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Reimbursed	$307,766	$4,023	$10,834	$322,623

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class II	Class III
0.55%	0.70%	0.80%

Prior to June 12, 2017, the expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40%
Class III	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, the Manager waived $584,958, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2017, the Fund paid BIM $45,936 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2017, the purchase transactions with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were $65,341,107.

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were $458,831,594 and $476,092,877, respectively.

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions was reclassified to the following accounts:

Undistributed net investment income	$(17)
Undistributed net realized gain	$17

The tax character of distributions paid was as follows:

	12/31/17	12/31/16
Ordinary income	$20,827,050	$640,007
Long term capital gains	33,606,972	6,715,350
Tax Return of Capital	—	—

	$54,434,022	$7,355,357

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$2,349,618
Undistributed long-term capital gains	166,043
Net unrealized gains(a)	21,253,989

$23,769,650

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the timing and recognition of partnership income.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$256,410,757

Gross unrealized appreciation	$24,514,211
Gross unrealized depreciation	(3,260,213)

Net unrealized appreciation (depreciation)	$21,253,998

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	289,177	$8,303,261	327,636	$7,975,556
Shares issued in reinvestment of distributions	2,015,232	52,422,649	251,991	7,055,742
Shares redeemed	(1,058,658)	(30,166,900)	(1,102,731)	(26,953,529)

Net increase (decrease)	1,245,751	$30,559,010	(523,104)	$(11,922,231)

Class II
Shares sold	836	$22,989	1,234	$31,358
Shares issued in reinvestment of distributions	24,627	639,247	3,196	89,337
Shares redeemed	(23,204)	(646,382)	(18,686)	(468,111)

Net increase (decrease)	2,259	$15,854	(14,256)	$(347,416)

Class III
Shares sold	20,673	$458,121	16,572	$323,624
Shares issued in reinvestment of distributions	71,553	1,372,125	9,584	210,277
Shares redeemed	(90,639)	(2,013,282)	(78,719)	(1,580,015)

Net increase (decrease)	1,587	$(183,036)	(52,563)	$(1,046,114)

Total Net Increase (Decrease)	1,249,597	$30,391,828	(589,923)	$(13,315,761)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of the Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage U.S. Total Market V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Advantage U.S. Total Market V.I. Fund (formerly, BlackRock Value Opportunities V.I. Fund) of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Basic Value V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2017	BlackRock Basic Value V.I. Fund

Investment Objective

BlackRock Basic Value V.I. Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

Stock selection in the consumer staples sector was the largest detractor from performance relative to the benchmark over the 12-month period, particularly the Fund’s overweight position in grocery store retailer Kroger Co., which reacted excessively negatively to Amazon.com’s entry into the grocery industry.

Stock selection in energy also weighed on relative performance, as the Fund’s valuation-based preference for smaller oil producers over major integrated oil companies underperformed due to falling oil prices early in the year. Among individual stock detractors in energy were Apache Corp., Devon Energy Corp., and Gulfport Energy Corp.

Finally, the Fund’s holding in payment services operator Discover Financial Services drove underperformance among financials after the company reported higher loss provisions than expected, prompting the Fund to shift exposure from credit card companies to banks within the sector.

On the positive side, stock selection in the health care sector was the leading contributor to relative performance during the period. The Fund’s overweight allocation to health care also contributed positively, particularly due to an overweight position in hospital products specialist Baxter International Inc.

An underweight allocation to the real estate sector on the basis of stretched valuations and tepid growth prospects also added value during the period. Within the telecommunication services (“telecom”) sector, the Fund’s decision not to own AT&T Inc. also contributed to performance, as the telecom giant’s earnings results revealed increasingly competitive conditions in the industry domestically.

Describe recent portfolio activity.

During the period, a combination of market movement and trading activity increased the Fund’s allocation to the health care and consumer staples sectors, while reducing the Fund’s weights in energy and financials.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund ended the period with overweight exposures to the health care, information technology, telecom, and financials sectors. The Fund maintained underweight exposures to real estate, industrials, consumer discretionary, and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	27%
Health Care	18
Information Technology	12
Energy	11
Consumer Staples	8
Utilities	7
Industrials	5
Telecommunication Services	4
Consumer Discretionary	4
Materials	3
Real Estate	— (a)
Short-Term Securities	7
Liabilities in Excess of Other Assets	(6)

(a)	Representing less than 0.5% of the Fund’s net assets.

For	Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Basic Value V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.
(c)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended December 31, 2017

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5.Years (b)	10 Years (b)
Class I(a)	9.10%	8.24%	12.80%	6.63%
Class II(a)	9.08	8.15	12.62	6.47
Class III(a)	9.03	8.01	12.48	6.35
Russell 1000® Value Index	8.61	13.66	14.04	7.10

(a)	Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
(b)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,091.00	$3.85	$1,000.00	$1,021.53	$3.72	0.73%
Class II	1,000.00	1,090.80	4.74	1,000.00	1,020.67	4.58	0.90
Class III	1,000.00	1,090.30	5.32	1,000.00	1,020.11	5.14	1.01

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses	BlackRock Basic Value V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock Basic Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.4%

Airlines — 0.3%
Delta Air Lines, Inc.	21,974	$1,230,544

Auto Components — 1.1%
Lear Corp.	29,966	5,293,794

Banks — 15.2%
Bank of America Corp.	320,895	9,472,820
Citigroup, Inc.	233,150	17,348,692
JPMorgan Chase & Co.	245,637	26,268,421
Regions Financial Corp.	360,188	6,224,049
Wells Fargo & Co.	226,720	13,755,102

		73,069,084
Biotechnology — 2.2%
Gilead Sciences, Inc.	150,661	10,793,354

Capital Markets — 4.2%
E*TRADE Financial Corp.(a)	66,997	3,321,041
Morgan Stanley	183,748	9,641,258
Nasdaq, Inc.	93,541	7,186,755

		20,149,054
Chemicals — 0.7%
Akzo Nobel NV, ADR	112,178	3,268,867

Communications Equipment — 5.0%
Cisco Systems, Inc.	623,961	23,897,706

Consumer Finance — 3.1%
Capital One Financial Corp.	71,698	7,139,687
Discover Financial Services	54,020	4,155,218
SLM Corp.(a)	327,196	3,697,315

		14,992,220
Containers & Packaging — 0.8%
Avery Dennison Corp.	13,402	1,539,354
Owens-Illinois, Inc.(a)	94,274	2,090,054

		3,629,408
Diversified Telecommunication Services — 2.5%
Verizon Communications, Inc.	226,248	11,975,307

Electric Utilities — 4.3%
Edison International	10,690	676,036
Exelon Corp.	238,217	9,388,132
FirstEnergy Corp.(b)	195,865	5,997,386
PG&E Corp.	98,936	4,435,301

		20,496,855
Electrical Equipment — 1.4%
ABB Ltd., ADR(b)	244,713	6,563,203

Equity Real Estate Investment Trusts (REITs) — 0.2%
Brixmor Property Group, Inc.	55,630	1,038,056

Food & Staples Retailing — 2.2%
Kroger Co. (The)(b)	134,242	3,684,943
Walgreens Boots Alliance, Inc.	93,533	6,792,366

		10,477,309
Food Products — 4.8%
General Mills, Inc.(b)	167,747	9,945,719
JM Smucker Co. (The)(b)	38,241	4,751,062
Kellogg Co.(b)	82,694	5,621,538
Tyson Foods, Inc., Class A	36,812	2,984,349

		23,302,668
Health Care Equipment & Supplies — 8.5%
Baxter International, Inc.	209,102	13,516,353
Koninklijke Philips NV, NYRS	139,112	5,258,434

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Medtronic plc	66,326	$5,355,824
Zimmer Biomet Holdings, Inc.	137,294	16,567,267

		40,697,878
Health Care Providers & Services — 0.3%
DaVita, Inc.(a)	20,050	1,448,613

Independent Power and Renewable Electricity Producers — 2.3%
AES Corp.	1,037,272	11,233,656

Industrial Conglomerates — 1.7%
General Electric Co.	365,799	6,383,192
Honeywell International, Inc.	11,469	1,758,886

		8,142,078
Insurance — 4.9%
American International Group, Inc.	88,539	5,275,154
Hartford Financial Services Group, Inc. (The)	127,055	7,150,655
Lincoln National Corp.	62,643	4,815,367
Prudential Financial, Inc.	28,465	3,272,906
XL Group Ltd.	88,153	3,099,460

		23,613,542
Internet Software & Services — 0.8%
eBay, Inc.(a)	104,425	3,941,000

Media — 2.8%
Comcast Corp., Class A	192,419	7,706,381
Interpublic Group of Cos., Inc. (The)(b)	298,134	6,010,381

		13,716,762
Metals & Mining — 1.3%
Nucor Corp.(b)	57,546	3,658,775
Reliance Steel & Aluminum Co.	31,636	2,714,052

		6,372,827
Oil, Gas & Consumable Fuels — 11.2%
ConocoPhillips	238,080	13,068,211
Devon Energy Corp.	271,487	11,239,562
Marathon Oil Corp.	226,647	3,837,134
Marathon Petroleum Corp.	65,333	4,310,671
Royal Dutch Shell plc, ADR, Class A(b)	167,992	11,206,746
Suncor Energy, Inc.	157,393	5,779,471
Valero Energy Corp.	46,247	4,250,562

		53,692,357
Personal Products — 0.2%
Unilever NV, NYRS	21,576	1,215,160

Pharmaceuticals — 7.3%
Novartis AG, ADR(b)	131,450	11,036,542
Pfizer, Inc.	669,876	24,262,909

		35,299,451
Professional Services — 0.9%
Nielsen Holdings plc(b)	125,573	4,570,857

Road & Rail — 0.9%
Norfolk Southern Corp.	30,319	4,393,223

Semiconductors & Semiconductor Equipment — 3.3%
NXP Semiconductors NV(a)	15,247	1,785,271
QUALCOMM, Inc.	218,040	13,958,921

		15,744,192
Software — 1.2%
Oracle Corp.	122,630	5,797,946

Technology Hardware, Storage & Peripherals — 1.5%
Apple, Inc.	41,994	7,106,645

Tobacco — 0.5%
Philip Morris International, Inc.	20,992	2,217,805

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2017	BlackRock Basic Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Wireless Telecommunication Services — 1.8%
Telephone & Data Systems, Inc.	286,623	$7,968,119
United States Cellular Corp.(a)	21,130	795,122

		8,763,241
Total Common Stocks — 99.4% (Cost: $392,228,206)		478,144,662

Total Long-Term Investments — 99.4% (Cost: $392,228,206)		478,144,662

Short-Term Securities — 6.7%(c)(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%	3,156,745	3,156,745
SL Liquidity Series, LLC, Money Market Series, 1.48%(d)	28,837,798	28,834,914

Total Short-Term Securities — 6.7% (Cost: $31,992,266)		31,991,659

Total Investments — 106.1% (Cost: $424,220,472)		510,136,321
Liabilities in Excess of Other Assets — (6.1)%		(29,132,070)

Net Assets — 100.0%		$481,004,251

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	9,004,744	(5,847,999)	3,156,745	$3,156,745	$69,311		$9	$—
SL Liquidity Series, LLC, Money Market Series	15,486,989	13,350,809	28,837,798	28,834,914	66,168	(b)	(6,511)	332

				$31,991,659	$135,479		$(6,502)	$332

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviations

ADR — American Depositary Receipts

NYRS — New York Registered Shares

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments
Common Stocks(a)	$478,144,662	$—	$—	$478,144,662
Short-Term Securities	3,156,745	—	—	3,156,745

Subtotal	$481,301,407	$—	$—	$481,301,407

Investments valued at NAV(b)				28,834,914

Total Investments				$510,136,321

(a)	See above Schedule of Investments for values in each Industry.
(b)	As of December 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2017

BlackRock Basic Value V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $28,186,018) (cost — $392,228,206)	$478,144,662
Investments at value — affiliated (cost — $31,992,266)	31,991,659
Cash	132,076
Receivables:
Securities lending income — affiliated	3,613
Capital shares sold	5,483
Dividends — affiliated	3,853
Dividends — unaffiliated	304,622
Prepaid expenses	2,130

Total assets	510,588,098

LIABILITIES
Cash collateral on securities loaned at value	28,837,484
Payables:
Capital shares redeemed	254,993
Investment advisory fees	286,812
Officer’s and Directors’ fees	4,805
Other accrued expenses	84,113
Other affiliates	1,515
Professional fees	41,436
Distribution fees	17,247
Transfer agent fees	55,442

Total liabilities	29,583,847

NET ASSETS	$481,004,251

NET ASSETS CONSIST OF
Paid-in capital	$392,597,592
Undistributed net investment income	98,753
Accumulated net realized gain	2,392,057
Net unrealized appreciation (depreciation)	85,915,849

NET ASSETS	$481,004,251

NET ASSET VALUE
Class I — Based on net assets of $397,179,745 and 25,454,793 shares outstanding, 300 million shares authorized, $0.10 par value	$15.60

Class II — Based on net assets of $4,928,343 and 316,812 shares outstanding, 100 million shares authorized, $0.10 par value	$15.56

Class III — Based on net assets of $78,896,163 and 5,096,392 shares outstanding, 100 million shares authorized, $0.10 par value	$15.48

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations

Year Ended December 31, 2017

BlackRock Basic Value V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$69,311
Dividends — unaffiliated	10,689,334
Securities lending income — affiliated — net	66,168
Foreign taxes withheld	(47,523)

Total investment income	10,777,290

EXPENSES
Investment advisory	2,954,622
Transfer agent — class specific	954,127
Distribution — class specific	240,466
Accounting services	90,196
Printing	84,338
Professional	69,211
Custodian	30,017
Directors and Officer	26,564
Transfer agent	5,001
Miscellaneous	32,752

Total expenses	4,487,294
Less:
Transfer agent fees reimbursed — class specific	(630,576)
Fees waived and/or reimbursed by the Manager	(5,233)

Total expenses after fees waived and/or reimbursed	3,851,485

Net investment income	6,925,805

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(6,511)
Investments — unaffiliated	20,237,023
Capital gain distributions from investment companies — affiliated	9

20,230,521

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	332
Investments — unaffiliated	10,057,317

10,057,649

Net realized and unrealized gain	30,288,170

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,213,975

See notes to financial statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Basic Value V.I. Fund
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,925,805	$7,398,267
Net realized gain	20,230,521	11,127,761
Net change in unrealized appreciation (depreciation)	10,057,649	62,151,962

Net increase in net assets resulting from operations	37,213,975	80,677,990

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(5,893,355)	(5,872,962)
Class II	(64,132)	(67,020)
Class III	(909,408)	(1,460,033)
From net realized gain:
Class I	(15,171,206)	(9,240,298)
Class II	(189,626)	(121,410)
Class III	(3,173,178)	(2,595,104)

Decrease in net assets resulting from distributions to shareholders	(25,400,905)	(19,356,827)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(59,465,107)	23,301,671

NET ASSETS
Total increase (decrease) in net assets	(47,652,037)	84,622,834
Beginning of year	528,656,288	444,033,454

End of year	$481,004,251	$528,656,288

Undistributed net investment income, end of year	$98,753	$34,308

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Basic Value V.I. Fund
	Class I
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$15.21		$13.36	$16.42	$17.44	$12.80

Net investment income(a)	0.22		0.23	0.24	0.25	0.22
Net realized and unrealized gain (loss)	1.03		2.19	(1.20)	1.51	4.65

Net increase (decrease) from investment operations	1.25		2.42	(0.96)	1.76	4.87

Distributions:(b)
From net investment income	(0.25)		(0.22)	(0.25)	(0.27)	(0.23)
From net realized gain	(0.61)		(0.35)	(1.85)	(2.51)	—

Total distributions	(0.86)		(0.57)	(2.10)	(2.78)	(0.23)

Net asset value, end of year	$15.60		$15.21	$13.36	$16.42	$17.44

Total Return:(c)
Based on net asset value	8.24%		18.19%	(5.95)%	9.93%	38.07%

Ratios to Average Net Assets:
Total expenses	0.85	%(d)	0.84%	0.86%	0.85%	0.84%

Total expenses after fees waived and/or reimbursed	0.73	%(d)	0.73%	0.73%	0.72%	0.72%

Net investment income	1.47	%(d)	1.63%	1.47%	1.40%	1.41%

Supplemental Data:
Net assets, end of year (000)	$397,180		$409,216	$393,370	$468,876	$448,299

Portfolio turnover rate	41%		45%	50%	39%	47%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value V.I. Fund
	Class II
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$15.16		$13.33	$16.38	$17.40	$12.77

Net investment income(a)	0.20		0.20	0.21	0.22	0.19
Net realized and unrealized gain (loss)	1.03		2.18	(1.18)	1.51	4.64

Net increase (decrease) from investment operations	1.23		2.38	(0.97)	1.73	4.83

Distributions:(b)
From net investment income	(0.22)		(0.20)	(0.23)	(0.24)	(0.20)
From net realized gain	(0.61)		(0.35)	(1.85)	(2.51)	—

Total distributions	(0.83)		(0.55)	(2.08)	(2.75)	(0.20)

Net asset value, end of year	$15.56		$15.16	$13.33	$16.38	$17.40

Total Return:(c)
Based on net asset value	8.15%		17.88%	(6.07)%	9.75%	37.85%

Ratios to Average Net Assets:
Total expenses	1.02	%(d)	1.02%	1.02%	1.02%	1.01%

Total expenses after fees waived and/or reimbursed	0.90	%(d)	0.90%	0.90%	0.89%	0.89%

Net investment income	1.29	%(d)	1.47%	1.30%	1.23%	1.24%

Supplemental Data:
Net assets, end of year (000)	$4,928		$5,280	$5,466	$6,233	$6,715

Portfolio turnover rate	41%		45%	50%	39%	47%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value V.I. Fund
	Class III
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$15.08		$13.28	$16.32	$17.35	$12.74

Net investment income(a)	0.18		0.18	0.19	0.20	0.17
Net realized and unrealized gain (loss)	1.02		2.17	(1.17)	1.50	4.62

Net increase (decrease) from investment operations	1.20		2.35	(0.98)	1.70	4.79

Distributions:(b)
From net investment income	(0.19)		(0.20)	(0.21)	(0.22)	(0.18)
From net realized gain	(0.61)		(0.35)	(1.85)	(2.51)	—

Total distributions	(0.80)		(0.55)	(2.06)	(2.73)	(0.18)

Net asset value, end of year	$15.48		$15.08	$13.28	$16.32	$17.35

Total Return:(c)
Based on net asset value	8.01%		17.72%	(6.15)%	9.63%	37.65%

Ratios to Average Net Assets:
Total expenses	1.16	%(d)	1.04%	1.13%	1.11%	1.12%

Total expenses after fees waived and/or reimbursed	1.01	%(d)	1.00%	1.01%	1.00%	1.00%

Net investment income	1.16	%(d)	1.25%	1.19%	1.11%	1.14%

Supplemental Data:
Net assets, end of year (000)	$78,896		$114,160	$45,197	$54,394	$47,184

Portfolio turnover rate	41%		45%	50%	39%	47%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Basic Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (continued)

cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Recieved (a)	Net Amount
Citigroup Global Markets, Inc.	$22,263,014	$(22,263,014)	$—
Deutsche Bank Securities Inc.	934,706	(934,706)	—
Morgan Stanley	4,988,298	(4,988,298)	—

	$28,186,018	$(28,186,018)	$—

(a)	Cash collateral with a value of $28,837,484 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56
$3 Billion — $5 Billion	0.54
$5 Billion — $10 Billion	0.52
Greater than $10 Billion	0.51

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution Fees	0.15%	0.25%

For the year ended December 31, 2017, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

	Class II	Class III	Total
Distribution Fees	$7,542	$232,924	$240,466

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class II	Class III	Total
$713,087	$10,229	$230,811	$954,127

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps will be reduced by the amount of the affiliated money

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $5,233.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived by the Manager.

For the year ended December 31, 2017, the Fund reimbursed the Manager $5,749 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.06%
Class II	0.08%
Class III	0.09%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Reimbursed	$477,549	$6,206	$146,821	$630,576

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class II	Class III
1.25%	1.40%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2017, the Fund paid BIM $22,664 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were $196,333,906 and $265,590,370, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the timing and recognition of partnership income were reclassified to the following accounts:

Undistributed net investment income	$5,535
Accumulated net realized gain	$(5,535)

The tax character of distributions paid was as follows:

	12/31/17	12/31/16
Ordinary income	$10,837,279	$9,681,536
Long term capital gains	14,563,626	9,675,291

	$25,400,905	$19,356,827

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed long-term capital gains	$5,529,932
Net unrealized gains(a)	82,876,727

$88,406,659

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$427,259,594

Gross unrealized appreciation	$91,430,370
Gross unrealized depreciation	(8,553,643)

Net unrealized appreciation (depreciation)	$82,876,727

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
Share Class	Shares	Amount	Shares	Amount
Class I
Shares sold	654,115	$9,987,597	513,208	$7,180,733
Shares issued in reinvestment of distributions	1,355,509	21,064,561	997,564	15,113,260
Shares redeemed	(3,465,286)	(53,113,894)	(4,036,476)	(56,435,698)

Net decrease	(1,455,662)	$(22,061,736)	(2,525,704)	$(34,141,705)

Class II
Shares sold	5,727	$86,583	—	$—
Shares issued in reinvestment of distributions	16,392	253,758	12,491	188,430
Shares redeemed	(53,552)	(815,043)	(74,442)	(1,035,844)

Net decrease	(31,433)	$(474,702)	(61,951)	$(847,414)

Class III
Shares sold	805,717	$12,136,647	5,548,659	$78,156,015
Shares issued in reinvestment of distributions	265,245	4,082,586	269,920	4,055,137
Shares redeemed	(3,542,663)	(53,147,902)	(1,655,158)	(23,920,362)

Net increase (decrease)	(2,471,701)	$(36,928,669)	4,163,421	$58,290,790

Total Net Increase (Decrease)	(3,958,796)	$(59,465,107)	1,575,766	$23,301,671

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of the Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Basic Value V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Basic Value V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Capital Appreciation V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2017	BlackRock Capital Appreciation V.I. Fund

Investment Objective

BlackRock Capital Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund outperformed the benchmark Russell 1000® Growth Index and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

On a sector basis, information technology (“IT”) and consumer discretionary were the prime contributors to relative performance in the 12 months. Internet software & services accounted for the majority of the outperformance in IT, while internet & direct marketing retail holdings and an underweight to media drove gains within consumer discretionary. Stock selection and an underweight to the consumer staples sector also proved advantageous. Conversely, industrials and financials detracted from performance during the one-year period. Weakness among electrical equipment and professional services holdings, coupled with selection and an underweight to aerospace & defense, hindered returns in industrials. Within financials, banks were the main drag.

In stock specifics, the top individual contributors were Tencent Holdings Ltd. and Amazon.com Inc. Tencent outperformed after several quarters of accelerating revenue growth. The company exceeded expectations in almost every segment (payments, mobile games, advertising and cloud). The investment adviser maintains a material overweight in the shares. Amazon outperformed as continued underperformance among traditional retailers focused investors on its share gain opportunities. The company delivered a series of strong earnings reports, with notable acceleration in North America, International, Prime and Advertising. Further, Amazon Web Services continued its impressive growth.

Additional contributions came from positions in Activision Blizzard Inc., Netflix Inc. and Alibaba Group Holding Ltd.

Detractors over the annual period included Acuity Brands Inc. and Alexion Pharmaceuticals Inc. LED-lighting specialist Acuity underperformed after a series of earnings disappointments due to an industry slowing in short-cycle projects and a stock and flow business under pressure (weak volume and pricing trends/outlook). The stock was sold by the end of the reporting period. Alexion underperformed during the year amid a host of negative headlines, including executive management departures, an investigation into the sales practices used to sell its flagship product Soliris, and ongoing concerns as it relates to the company’s dependence on and durability of Soliris. Notwithstanding the year’s controversies, the investment adviser maintains its position as it continues to believe consensus expectations for Soliris’s revenue duration are unreasonably bearish; new management is making progress at stabilizing the operations environment; and, the valuation reflects extreme investor pessimism.

Underweights to Apple Inc. and Boeing Co. also weighed, as did the investment in private technology firm Palantir Technologies.

Describe recent portfolio activity.

Due to a combination of portfolio trading activity and market movement during the 12-month period, the portfolio’s weighting in IT substantially increased, particularly within software and internet software & services. Materials exposure also increased, namely within construction materials and chemicals. Exposure to financials and health care decreased, largely with respect to banks, diversified financials and biotechnology. Consumer discretionary saw declines as well.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest sector overweight relative to the Russell 1000® Growth Index was financials, followed by consumer discretionary, energy and materials. Industrials and consumer staples were the largest portfolio underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Capital Appreciation V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to the Class III Shares.
(b)	The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment adviser believes have exhibited above-average growth rates in earnings over the long-term.
(c)	An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.
(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2017

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	13.39%	33.22%	15.73%	7.91%
Class III(a)	13.35	32.94	15.43	7.65	(c)
Russell 1000® Growth Index	14.23	30.21	17.33	10.00
S&P 500® Index	11.42	21.83	15.79	8.50

(a)	Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
(b)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(c)	The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,133.90	$4.20	$1,000.00	$1,021.27	$3.97	0.78%
Class III	1,000.00	1,133.50	5.59	1,000.00	1,019.96	5.30	1.04

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of December 31, 2017 (continued)	BlackRock Capital Appreciation V.I. Fund

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	38%
Consumer Discretionary	20
Health Care	13
Financials	8
Industrials	8
Materials	5
Consumer Staples	4
Energy	2
Real Estate	1
Software	1
Telecommunication Services	— (a)
Short-Term Securities	4
Liabilities in Excess of Other Assets	(4)

(a)	Representing less than 1% of the Fund’s net assets.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock Capital Appreciation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.9%

Aerospace & Defense — 1.0%
TransDigm Group, Inc.	15,194	$4,172,576

Airlines — 0.5%
Southwest Airlines Co.	31,307	2,049,043

Banks — 5.2%
Bank of America Corp.	370,368	10,933,263
First Republic Bank	63,412	5,494,016
Wells Fargo & Co.	73,847	4,480,298

		20,907,577
Beverages — 3.8%
Constellation Brands, Inc., Class A	47,962	10,962,674
Dr Pepper Snapple Group, Inc.	44,168	4,286,946

		15,249,620
Biotechnology — 3.5%(a)
Alexion Pharmaceuticals, Inc.	48,298	5,775,958
Biogen, Inc.	14,532	4,629,459
Vertex Pharmaceuticals, Inc.	24,455	3,664,826

		14,070,243
Capital Markets — 1.0%
S&P Global, Inc.	23,735	4,020,709

Chemicals — 3.1%
DowDuPont, Inc.	95,118	6,774,304
Sherwin-Williams Co. (The)	13,568	5,563,423

		12,337,727
Construction Materials — 1.7%
Vulcan Materials Co.	53,861	6,914,137

Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B(a)	30,605	6,066,523

Diversified Telecommunication Services — 0.5%
Zayo Group Holdings, Inc.(a)	49,281	1,813,541

Energy Equipment & Services — 1.5%
Halliburton Co.	127,455	6,228,726

Equity Real Estate Investment Trusts (REITs) — 1.0%
Equinix, Inc.	6,601	2,991,705
SBA Communications Corp.(a)	7,013	1,145,644

		4,137,349
Health Care Equipment & Supplies — 2.9%
Becton Dickinson and Co.	30,538	6,536,964
Boston Scientific Corp.(a)	208,981	5,180,639

		11,717,603
Health Care Providers & Services — 4.8%
UnitedHealth Group, Inc.	87,236	19,232,049

Hotels, Restaurants & Leisure — 1.3%
Domino’s Pizza, Inc.(b)	28,591	5,402,555

Industrial Conglomerates — 2.3%
Honeywell International, Inc.	33,996	5,213,627
Roper Technologies, Inc.	15,565	4,031,335

		9,244,962
Internet & Direct Marketing Retail — 12.7%(a)
Amazon.com, Inc.	25,733	30,093,971
Netflix, Inc.	47,681	9,152,845
Priceline Group, Inc. (The)	6,721	11,679,351

		50,926,167

Security	Shares	Value
Internet Software & Services — 14.3%
Alibaba Group Holding Ltd., ADR(a)(b)	17,189	$2,963,899
Alphabet, Inc., Class A(a)	20,447	21,538,870
Facebook, Inc., Class A(a)	77,796	13,727,882
MercadoLibre, Inc.(b)	13,067	4,111,662
Tencent Holdings Ltd.	289,500	14,983,928

		57,326,241
IT Services — 6.3%
PayPal Holdings, Inc.(a)	89,167	6,564,474
Visa, Inc., Class A	164,634	18,771,569

		25,336,043
Life Sciences Tools & Services — 1.2%
Illumina, Inc.(a)	21,561	4,710,863

Machinery — 0.6%
Caterpillar, Inc.	16,093	2,535,935

Oil, Gas & Consumable Fuels — 0.4%
Pioneer Natural Resources Co.	10,109	1,747,341

Pharmaceuticals — 0.9%
Zoetis, Inc.	50,356	3,627,646

Professional Services — 1.7%
Equifax, Inc.	57,193	6,744,199

Road & Rail — 1.9%
Union Pacific Corp.	57,838	7,756,076

Semiconductors & Semiconductor Equipment — 4.9%
ASML Holding NV, NYRS(b)	33,908	5,893,888
Broadcom Ltd.	22,861	5,872,991
NVIDIA Corp.	26,892	5,203,602
Teradyne, Inc.	67,703	2,834,725

		19,805,206
Software — 11.4%
Activision Blizzard, Inc.	51,542	3,263,639
Adobe Systems, Inc.(a)	43,374	7,600,860
Autodesk, Inc.(a)	70,915	7,434,020
Electronic Arts, Inc.(a)	38,123	4,005,202
Microsoft Corp.	274,482	23,479,190

		45,782,911
Specialty Retail — 4.2%
Home Depot, Inc. (The)	47,328	8,970,076
Ulta Beauty, Inc.(a)	35,401	7,917,787

		16,887,863
Technology Hardware, Storage & Peripherals — 1.4%
Apple, Inc.	32,516	5,502,683

Textiles, Apparel & Luxury Goods — 1.4%
NIKE, Inc., Class B	89,451	5,595,160

Total Common Stocks — 98.9% (Cost: $288,228,553)		397,849,274

Preferred Stocks — 0.6%

Software — 0.6%
Palantir Technologies, Inc., Series I (Acquired 2/07/2014, cost $2,858,020), 0.00%(a)(c)(d)	466,235	2,643,552

Total Preferred Stocks — 0.6% (Cost: $2,858,020)		2,643,552

Total Long-Term Investments — 99.5% (Cost: $291,086,573)		400,492,826

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2017	BlackRock Capital Appreciation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 4.5%(e)(g)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%	2,708,926	$2,708,926
SL Liquidity Series, LLC, Money Market Series, 1.48%(f)	15,258,256	15,256,731

Total Short-Term Securities — 4.5% (Cost: $17,965,657)		17,965,657

Total Investments — 104.0% (Cost: $309,052,230)		418,458,483
Liabilities in Excess of Other Assets — (4.0)%		(16,243,530)

Net Assets — 100.0%		$402,214,953

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,643,552, representing 0.70% of its net assets as of period end, and an original cost of $2,858,020.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.

(g)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,707,694	(998,768)	2,708,926	$2,708,926	$19,473		$7	$—
SL Liquidity Series, LLC, Money Market Series	4,725,932	10,532,324	15,258,256	15,256,731	143,268	(b)	(8,169)	419

				$17,965,657	$162,741		$(8,162)	$419

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviations

ADR — American Depositary Receipts

NYRS — New York Registered Shares

REIT — Real Estate Investment Trust

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$4,172,576	$—	$—	$4,172,576
Airlines	2,049,043	—	—	2,049,043
Banks	20,907,577	—	—	20,907,577
Beverages	15,249,620	—	—	15,249,620
Biotechnology	14,070,243	—	—	14,070,243
Capital Markets	4,020,709	—	—	4,020,709
Chemicals	12,337,727	—	—	12,337,727
Construction Materials	6,914,137	—	—	6,914,137
Diversified Financial Services	6,066,523	—	—	6,066,523
Diversified Telecommunication Services	1,813,541	—	—	1,813,541
Energy Equipment & Services	6,228,726	—	—	6,228,726

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Capital Appreciation V.I. Fund (Percentages shown are based on Net Assets)

	Level 1	Level 2	Level 3	Total
Equity Real Estate Investment Trusts (REITs)	$4,137,349	$—	$—	$4,137,349
Health Care Equipment & Supplies	11,717,603	—	—	11,717,603
Health Care Providers & Services	19,232,049	—	—	19,232,049
Hotels, Restaurants & Leisure	5,402,555	—	—	5,402,555
Industrial Conglomerates	9,244,962	—	—	9,244,962
Internet & Direct Marketing Retail	50,926,167	—	—	50,926,167
Internet Software & Services	42,342,313	14,983,928	—	57,326,241
IT Services	25,336,043	—	—	25,336,043
Life Sciences Tools & Services	4,710,863	—	—	4,710,863
Machinery	2,535,935	—	—	2,535,935
Oil, Gas & Consumable Fuels	1,747,341	—	—	1,747,341
Pharmaceuticals	3,627,646	—	—	3,627,646
Professional Services	6,744,199	—	—	6,744,199
Road & Rail	7,756,076	—	—	7,756,076
Semiconductors & Semiconductor Equipment	19,805,206	—	—	19,805,206
Software	45,782,911	—	—	45,782,911
Specialty Retail	16,887,863	—	—	16,887,863
Technology Hardware, Storage & Peripherals	5,502,683	—	—	5,502,683
Textiles, Apparel & Luxury Goods	5,595,160	—	—	5,595,160
Preferred Stocks	—	—	2,643,552	2,643,552
Short-Term Securities	2,708,926	—	—	2,708,926

Subtotal	$385,574,272	$14,983,928	$2,643,552	$403,201,752

Investments valued at NAV(a)				$15,256,731

Total Investments				$418,458,483

(a)	As of December 31, 2017, certain investments of the Fund were fair valued using NAV per share, as no quoted market value was available, and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Securities
Investments:
Assets:
Opening Balance, as of December 31, 2016	$3,771,841
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	(1,128,289)
Purchases	—
Sales	—

Closing Balance, as of December 31, 2017	$2,643,552

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017(b)	$(1,128,289)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	7

Statement of Assets and Liabilities

December 31, 2017

BlackRock Capital Appreciation V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $14,904,951) (cost — $291,086,573)	$400,492,826
Investments at value — affiliated (cost — $17,965,657)	17,965,657
Foreign currency at value (cost — $83)	83
Receivables:
Securities lending income — affiliated	2,160
Capital shares sold	14,023
Dividends — affiliated	2,284
Dividends — unaffiliated	45,468
Prepaid expenses	1,895

Total assets	418,524,396

LIABILITIES
Bank overdraft	177,483
Cash collateral on securities loaned at value	15,261,552
Payables:
Capital shares redeemed	369,247
Investment advisory fees	252,576
Officer’s and Directors’ fees	4,486
Other accrued expenses	94,411
Other affiliates	867
Distribution fees	54,862
Transfer agent fees	93,959

Total liabilities	16,309,443

NET ASSETS	$402,214,953

NET ASSETS CONSIST OF
Paid-in capital	$282,192,962
Undistributed net investment income	62,282
Accumulated net realized gain	10,553,456
Net unrealized appreciation (depreciation)	109,406,253

NET ASSETS	$402,214,953

NET ASSET VALUE
Class I — Based on net assets of $142,246,394 and 13,861,449 shares outstanding, 100 million shares authorized, $0.10 par value	$10.26

Class III — Based on net assets of $259,968,559 and 25,573,448 shares outstanding, 100 million shares authorized, $0.10 par value	$10.17

See notes to financial statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2017

BlackRock Capital Appreciation V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$19,473
Dividends — unaffiliated(a)	2,881,195
Securities lending income — affiliated — net	143,268
Foreign taxes withheld	(10,566)

Total investment income	3,033,370

EXPENSES
Investment advisory	2,526,195
Transfer agent — class specific	791,950
Distribution — class specific	630,068
Accounting services	71,162
Printing	61,156
Professional	55,658
Custodian	33,659
Directors and Officer	25,213
Transfer agent	5,001
Registration	31
Miscellaneous	14,733

Total expenses	4,214,826

Less:
Transfer agent fees reimbursed — class specific	(494,679)
Fees waived and/or reimbursed by the Manager	(1,369)

Total expenses after fees waived and/or reimbursed	3,718,778

Net investment loss	(685,408)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(8,169)
Investments — unaffiliated	48,217,787
Capital gain distributions from investment companies — affiliated	7
Foreign currency transactions	447

48,210,072

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	419
Investments — unaffiliated	62,728,324

62,728,743

Net realized and unrealized gain	110,938,815

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$110,253,407

(a)	Includes non-recurring dividends in the amount of $356,796.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statements of Changes in Net Assets

	BlackRock Capital Appreciation V.I. Fund
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(685,408)	$(803,733)
Net realized gain	48,210,072	11,433,518
Net change in unrealized appreciation (depreciation)	62,728,743	(9,402,200)

Net increase in net assets resulting from operations	110,253,407	1,227,585

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net realized gain:
Class I	(15,570,061)	(3,477,222)
Class III	(28,079,992)	(6,437,188)

Decrease in net assets resulting from distributions to shareholders	(43,650,053)	(9,914,410)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(20,276,483)	(8,176,154)

NET ASSETS
Total increase (decrease) in net assets	46,326,871	(16,862,979)
Beginning of year	355,888,082	372,751,061

End of year	$402,214,953	$355,888,082

Undistributed net investment income, end of year	$62,282	$20,528

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation V.I. Fund
	Class I
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value, beginning of year	$8.63		$8.86		$9.02	$9.80	$8.50

Net investment (loss)(a)	(0.00	)(b)(c)	(0.00	)(b)(d)	(0.01)	(0.01)	(0.00	)(b)
Net realized and unrealized gain	2.86		0.01		0.63	0.87	2.86

Net increase from investment operations	2.86		0.01		0.62	0.86	2.86

Distributions:(e)
From net investment income	—		—		—	—	(0.00	)(b)
From net realized gain	(1.23)		(0.24)		(0.78)	(1.64)	(1.56)

Total distributions	(1.23)		(0.24)		(0.78)	(1.64)	(1.56)

Net asset value, end of year	$10.26		$8.63		$8.86	$9.02	$9.80

Total Return:(f)
Based on net asset value	33.22%		0.10%		6.73%	9.02%	33.82%

Ratios to Average Net Assets:
Total expenses	0.92%		0.92%		0.93%	0.91%	0.93%

Total expenses after fees waived and/or reimbursed	0.79%		0.80%		0.79%	0.79%	0.80%

Net investment loss	(0.00	)(b)(c)	(0.06	)%(d)	(0.15)%	(0.10)%	(0.00	)%(b)

Supplemental Data:
Net assets, end of year (000)	$142,246		$124,752		$139,045	$166,586	$180,580

Portfolio turnover rate	48%		89%		70%	102%	158%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Net Investment Income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.09%, respectively, resulting from a special dividend from TransDigm Group, Inc. in August 2017.
(d)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.07%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2016.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation V.I. Fund
	Class III
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value, beginning of year	$8.56		$8.81		$8.97	$9.76	$8.48

Net investment (loss)(a)	(0.03	)(b)	(0.03	)(c)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain	2.84		0.02		0.63	0.86	2.84

Net increase (decrease) from investment operations	2.81		(0.01)		0.59	0.83	2.81

Distributions:(d)
From net investment income	—		—		—	—	(0.00	)(e)
From net realized gain	(1.20)		(0.24)		(0.75)	(1.62)	(1.53)

Total distributions	(1.20)		(0.24)		(0.75)	(1.62)	(1.53)

Net asset value, end of year	$10.17		$8.56		$8.81	$8.97	$9.76

Total Return:(f)
Based on net asset value	32.94%		(0.13)%		6.49%	8.68%	33.40%

Ratios to Average Net Assets:
Total expenses	1.17%		1.18%		1.17%	1.18%	1.19%

Total expenses after fees waived and/or reimbursed	1.05%		1.06%		1.05%	1.05%	1.06%

Net investment loss	(0.27	)%(b)	(0.32	)%(c)	(0.40)%	(0.35)%	(0.27)%

Supplemental Data:
Net assets, end of year (000)	$259,969		$231,136		$233,706	$233,723	$207,582

Portfolio turnover rate	48%		89%		70%	102%	158%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.09%, respectively, resulting from a special dividend from TransDigm Group, Inc. in August 2017.
(c)	Net investment income per share and the ratio of net investment income to average net assets include $0.00 per share and 0.07%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2016.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds.

The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Capital Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on June 15, 2010.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Recieved (a)	Net Amount
BNP Paribas S.A.	$603,505	$(603,505)	$—
JP Morgan Securities LLC	4,073,903	(4,073,903)	—
Morgan Stanley	10,227,543	(10,227,543)	—

	$14,904,951	$(14,904,951)	$—

(a)	Cash collateral with a value of $15,261,552 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.65%
$1 Billion — $3 Billion	0.61
$3 Billion — $5 Billion	0.59
$5 Billion — $10 Billion	0.57
Greater than $10 Billion	0.55

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2017, the class specific distribution fees borne directly by Class III were $630,068.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$276,421	$515,529	$791,950

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is shown as fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $1,369.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived by the Manager.

For the year ended December 31, 2017, the Fund reimbursed the Manager $4,121 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.08

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

These amounts waived and/or reimbursed are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$180,765	$313,914	$494,679

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
1.25%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2017, the Fund paid BIM $53,231 for securities lending agent services.

lnterfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “lnterfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the lnterfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the lnterfund Lending Program. A borrowing BlackRock fund may not borrow through the lnterfund Lending Program or from any other source more than 33 1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Fund did not participate in the lnterfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$—
Sales	655,543
Net Realized Gain	145,995

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

6.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were $186,614,650 and $252,147,161, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions and net operating losses were reclassified to the following accounts:

Undistributed net investment income	$727,162
Accumulated net realized gain	$(727,162)

The tax character of distributions paid was as follows:

	12/31/17	12/31/16
Ordinary income	$8,773,659	$—
Long-term capital gains	34,876,394	9,914,410

	$43,650,053	$9,914,410

As of December 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$2,313,767
Undistributed long-term capital gains	8,387,081
Net unrealized gains(a)	109,321,143

$120,021,991

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$309,137,340

Gross unrealized appreciation	$111,464,970
Gross unrealized depreciation	(2,143,827)

Net unrealized appreciation	$109,321,143

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
Share Class	Shares	Amount	Shares	Amount
Class I
Shares sold	334,343	$3,268,914	777,970	$6,572,821
Shares issued in reinvestment of distributions	1,510,157	15,570,061	401,138	3,477,222
Shares redeemed	(2,438,122)	(24,590,116)	(2,421,144)	(20,728,474)

Net decrease	(593,622)	$(5,751,141)	(1,242,036)	$(10,678,431)

Class III
Shares sold	608,475	$5,912,633	2,536,670	$20,090,081
Shares issued in reinvestment of distributions	2,750,278	28,079,992	748,085	6,437,188
Shares redeemed	(4,789,157)	(48,517,967)	(2,810,719)	(24,024,992)

Net increase (decrease)	(1,430,404)	$(14,525,342)	474,036	$2,502,277

Total Net Decrease	(2,024,026)	$(20,276,483)	(768,000)	$(8,176,154)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	19

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Capital Appreciation V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Capital Appreciation V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Equity Dividend V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2017	BlackRock Equity Dividend V.I. Fund

Investment Objective

BlackRock Equity Dividend V.I. Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund outperformed its benchmark, the Russell 1000® Value Index, and underperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

The largest contribution to performance for the 12-month period came from a combination of stock selection and allocation decisions within the energy sector. Notably, an underweight to U.S. integrated oil & gas operators and an overweight to their non-U.S.-domiciled peers proved beneficial within the oil, gas & consumable fuels industry. An underweight to the energy equipment & services industry also contributed. In health care, stock selection and an overweight to the health care providers & services industry and stock selection in pharmaceuticals added to relative performance. Lastly, a combination of stock selection within and an underweight to telecommunication services (“telecom”) contributed positively, as did an underweight to the real estate sector.

The largest detractor from relative return derived from the portfolio’s cash position, as the period saw rising U.S. stock prices. Within utilities, a combination of stock selection within and an underweight to the electric utilities industry negatively impacted returns. In financials, stock selection in the insurance segment and an underweight to the diversified financial services industry detracted. At the industry level, stock selection within food & staples retailing was unfavorable.

Describe recent portfolio activity.

During the 12-month period, the Fund significantly boosted exposure to the health care sector. Holdings within telecom and utilities also were increased. Conversely, the Fund significantly reduced its holdings in the industrials sector. The Fund also reduced exposure to information technology (“IT”) and consumer discretionary.

Describe portfolio positioning at period end.

The Fund’s largest allocations were in the financials, health care and energy sectors. Relative to the benchmark, the Fund’s largest overweight positions were in the health care, financials and IT sectors. The Fund’s largest relative underweights were in the real estate, consumer discretionary and consumer staples segments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	28%
Health Care	18
Energy	11
Information Technology	9
Industrials	8
Consumer Staples	7
Utilities	5
Consumer Discretionary	4
Materials	3
Telecommunication Services	3
Short-Term Securities	5
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Equity Dividend V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.
(b)	The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest in at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.
(c)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.
(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2017

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	9.77%	16.74%	12.95%	6.24%
Class III(a)	9.68	16.49	12.66	5.98	(c)
Russell 1000® Value Index	8.61	13.66	14.04	7.10
S&P 500® Index	11.42	21.83	15.79	8.50

(a)	Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.
(b)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(c)	The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustment made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,097.70	$3.65	$1,000.00	$1,021.73	$3.52	0.69%
Class III	1,000.00	1,096.80	4.97	1,000.00	1,020.47	4.79	0.94

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365(to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses	BlackRock Equity Dividend V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock Equity Dividend V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 95.7%

Aerospace & Defense — 2.1%
Lockheed Martin Corp.	8,080	$2,594,084
Northrop Grumman Corp.	14,174	4,350,142

		6,944,226
Air Freight & Logistics — 0.3%
United Parcel Service, Inc., Class B	8,848	1,054,239

Banks — 17.9%
Bank of America Corp.	442,840	13,072,637
Citigroup, Inc.	159,510	11,869,139
JPMorgan Chase & Co.	123,410	13,197,465
KeyCorp	91,990	1,855,438
Regions Financial Corp.	18,820	325,210
SunTrust Banks, Inc.	51,767	3,343,631
US Bancorp	82,350	4,412,313
Wells Fargo & Co.	167,575	10,166,775

		58,242,608
Beverages — 2.4%
Diageo plc	118,500	4,343,541
Dr Pepper Snapple Group, Inc.	34,980	3,395,159

		7,738,700
Capital Markets — 4.0%
Charles Schwab Corp. (The)	34,770	1,786,135
Goldman Sachs Group, Inc. (The)	16,790	4,277,420
Invesco Ltd.	28,348	1,035,836
Morgan Stanley	110,780	5,812,627

		12,912,018
Chemicals — 2.1%
DowDuPont, Inc.	83,495	5,946,514
Praxair, Inc.	6,485	1,003,100

		6,949,614
Communications Equipment — 0.7%
Motorola Solutions, Inc.	26,350	2,380,459

Construction Materials — 0.5%
CRH plc	48,010	1,723,079

Containers & Packaging — 0.4%
International Paper Co.	20,450	1,184,873

Diversified Telecommunication Services — 2.3%
BCE, Inc.	19,235	923,472
Verizon Communications, Inc.	125,560	6,645,891

		7,569,363
Electric Utilities — 3.9%
Edison International	11,860	750,027
Exelon Corp.	35,450	1,397,085
FirstEnergy Corp.	110,670	3,388,715
NextEra Energy, Inc.	21,065	3,290,142
PG&E Corp.	83,300	3,734,339

		12,560,308
Electronic Equipment, Instruments & Components — 0.4%
CDW Corp.	17,210	1,195,923

Energy Equipment & Services — 0.4%
Halliburton Co.	27,510	1,344,414

Food & Staples Retailing — 0.8%
Kroger Co. (The)	98,540	2,704,923

Food Products — 1.2%
General Mills, Inc.	33,290	1,973,764
Kellogg Co.	28,320	1,925,194

		3,898,958

Security	Shares	Value
Health Care Equipment & Supplies — 3.0%
Koninklijke Philips NV	123,230	$4,653,002
Medtronic plc	49,740	4,016,505
Smith & Nephew plc	68,318	1,182,114

		9,851,621
Health Care Providers & Services — 7.3%
Aetna, Inc.	34,793	6,276,309
Anthem, Inc.	36,121	8,127,586
Cardinal Health, Inc.	26,660	1,633,458
McKesson Corp.	19,030	2,967,729
Quest Diagnostics, Inc.	16,695	1,644,291
UnitedHealth Group, Inc.	13,552	2,987,674

		23,637,047
Household Products — 0.9%
Procter & Gamble Co. (The)	32,345	2,971,859

Industrial Conglomerates — 3.1%
3M Co.	8,305	1,954,748
General Electric Co.	204,195	3,563,203
Honeywell International, Inc.	29,310	4,494,981

		10,012,932
Insurance — 5.6%
American International Group, Inc.	108,390	6,457,876
Brighthouse Financial, Inc.(a)	6,994	410,128
Marsh & McLennan Cos., Inc.	29,460	2,397,749
MetLife, Inc.	92,914	4,697,732
Prudential Financial, Inc.	11,003	1,265,125
Travelers Cos., Inc. (The)	22,868	3,101,816

		18,330,426
Leisure Products — 0.5%
Mattel, Inc.(b)	99,316	1,527,480

Machinery — 0.4%
Pentair plc	19,480	1,375,678

Media — 2.2%
Comcast Corp., Class A	131,710	5,274,985
Interpublic Group of Cos., Inc. (The)	48,130	970,301
Publicis Groupe SA	14,620	991,050

		7,236,336
Multiline Retail — 0.5%
Dollar General Corp.	18,210	1,693,712

Multi-Utilities — 1.1%
Public Service Enterprise Group, Inc.	70,540	3,632,810

Oil, Gas & Consumable Fuels — 10.9%
Chevron Corp.	47,073	5,893,069
Enbridge, Inc.	29,497	1,153,628
Hess Corp.	64,609	3,066,989
Marathon Oil Corp.	160,570	2,718,450
Marathon Petroleum Corp.	34,830	2,298,083
Pioneer Natural Resources Co.	7,890	1,363,787
Royal Dutch Shell plc, ADR, Class A	113,080	7,543,567
Suncor Energy, Inc.	176,070	6,465,290
TOTAL SA, ADR	88,118	4,871,163

		35,374,026
Personal Products — 0.8%
Unilever NV, NYRS	42,825	2,411,904

Pharmaceuticals — 8.0%
AstraZeneca plc	87,786	6,057,726
Merck & Co., Inc.	93,940	5,286,004
Novo Nordisk A/S, ADR	51,090	2,742,000
Pfizer, Inc.	330,350	11,965,277

		26,051,007

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2017	BlackRock Equity Dividend V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Professional Services — 1.3%
Equifax, Inc.	3,840	$452,813
Experian plc	74,710	1,646,809
Nielsen Holdings plc	54,660	1,989,624

		4,089,246
Road & Rail — 0.6%
Union Pacific Corp.	14,845	1,990,714

Semiconductors & Semiconductor Equipment — 1.6%
QUALCOMM, Inc.	52,980	3,391,780
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	41,390	1,641,113

		5,032,893
Software — 5.6%
Constellation Software, Inc.	2,614	1,584,662
Microsoft Corp.	84,095	7,193,486
Oracle Corp.	198,180	9,369,951

		18,148,099
Specialty Retail — 0.6%
Lowe’s Cos., Inc.	19,580	1,819,765

Technology Hardware, Storage & Peripherals — 0.9%
Lenovo Group Ltd.	2,040,000	1,148,750
Samsung Electronics Co. Ltd., GDR(c)	1,399	1,676,002

		2,824,752
Tobacco — 1.0%
Altria Group, Inc.	30,675	2,190,501
Philip Morris International, Inc.	10,775	1,138,379

		3,328,880
Wireless Telecommunication Services — 0.4%
SK Telecom Co. Ltd., ADR(b)	51,160	1,427,876

Total Common Stocks — 95.7% (Cost: $258,350,052)		311,172,768

Total Long-Term Investments — 95.7% (Cost: $258,350,052)		311,172,768

Security	Shares	Value
Short-Term Securities — 4.8%(d)(f)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%	14,132,925	$14,132,925
SL Liquidity Series, LLC, Money Market Series, 1.48%(e)	1,608,659	1,608,498

Total Short-Term Securities — 4.8% (Cost: $15,741,678)		15,741,423

Total Investments — 100.5% (Cost: $274,091,730)		326,914,191
Liabilities in Excess of Other Assets — (0.5)%		(1,774,913)

Net Assets — 100.0%		$325,139,278

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	11,807,360	2,325,565	14,132,925	$14,132,925	$104,826		$58	$—
SL Liquidity Series, LLC, Money Market Series	5,710,743	(4,102,084)	1,608,659	1,608,498	33,615	(b)	(2,041)	(188)

				$15,741,423	$138,441		$(1,983)	$(188)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviations

ADR — American Depositary Receipts

GDR — Global Depositary Receipts

NYRS — New York Registered Shares

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Equity Dividend V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$6,944,226	$—	$—	$6,944,226
Air Freight & Logistics	1,054,239	—	—	1,054,239
Banks	58,242,608	—	—	58,242,608
Beverages	3,395,159	4,343,541	—	7,738,700
Capital Markets	12,912,018	—	—	12,912,018
Chemicals	6,949,614	—	—	6,949,614
Communications Equipment	2,380,459	—	—	2,380,459
Construction Materials	—	1,723,079	—	1,723,079
Containers & Packaging	1,184,873	—	—	1,184,873
Diversified Telecommunication Services	7,569,363	—	—	7,569,363
Electric Utilities	12,560,308	—	—	12,560,308
Electronic Equipment, Instruments & Components	1,195,923	—	—	1,195,923
Energy Equipment & Services	1,344,414	—	—	1,344,414
Food & Staples Retailing	2,704,923	—	—	2,704,923
Food Products	3,898,958	—	—	3,898,958
Health Care Equipment & Supplies	4,016,505	5,835,116	—	9,851,621
Health Care Providers & Services	23,637,047	—	—	23,637,047
Household Products	2,971,859	—	—	2,971,859
Industrial Conglomerates	10,012,932	—	—	10,012,932
Insurance	18,330,426	—	—	18,330,426
Leisure Products	1,527,480	—	—	1,527,480
Machinery	1,375,678	—	—	1,375,678
Media	6,245,286	991,050	—	7,236,336
Multiline Retail	1,693,712	—	—	1,693,712
Multi-Utilities	3,632,810	—	—	3,632,810
Oil, Gas & Consumable Fuels	35,374,026	—	—	35,374,026
Personal Products	2,411,904	—	—	2,411,904
Pharmaceuticals	19,993,281	6,057,726	—	26,051,007
Professional Services	2,442,437	1,646,809	—	4,089,246
Road & Rail	1,990,714	—	—	1,990,714
Semiconductors & Semiconductor Equipment	5,032,893	—	—	5,032,893
Software	18,148,099	—	—	18,148,099
Specialty Retail	1,819,765	—	—	1,819,765
Technology Hardware, Storage & Peripherals	—	2,824,752	—	2,824,752
Tobacco	3,328,880	—	—	3,328,880
Wireless Telecommunication Services	1,427,876	—	—	1,427,876
Short-Term Securities	14,132,925	—	—	14,132,925

Subtotal	$301,883,620	$23,422,073	$—	$325,305,693

Investments valued at NAV(a)				$1,608,498

Total Investments				$326,914,191

(a)	As of December 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	7

Statement of Assets and Liabilities

December 31, 2017

BlackRock Equity Dividend V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $1,551,881) (cost — $258,350,052)	$311,172,768
Investments at value — affiliated (cost — $15,741,678)	15,741,423
Foreign currency at value (cost — $1,667)	1,692
Receivables:
Investments sold	40,575
Securities lending income — affiliated	683
Capital shares sold	67,281
Dividends — affiliated	13,482
Dividends — unaffiliated	352,486
From the Manager	5,504
Prepaid expenses	1,553

Total assets	327,397,447

LIABILITIES
Cash collateral on securities loaned at value	1,609,373
Payables:
Capital shares redeemed	73,377
Investment advisory fees	211,565
Investments purchased	96,390
Officer’s and Directors’ fees	4,293
Other accrued expenses	78,994
Other affiliates	734
Distribution fees	59,396
Transfer agent fees	124,047

Total liabilities	2,258,169

NET ASSETS	$325,139,278

NET ASSETS CONSIST OF
Paid-in capital	$268,781,483
Undistributed net investment income	12,724
Accumulated net realized gain	3,522,520
Net unrealized appreciation (depreciation)	52,822,551

NET ASSETS	$325,139,278

NET ASSET VALUE
Class I — Based on net assets of $37,524,652 and 3,091,229 shares outstanding, 100 million shares authorized, $0.10 par value.	$12.14

Class III — Based on net assets of $287,614,626 and 23,738,134 shares outstanding, 100 million shares authorized, $0.10 par value.	$12.12

See notes to financial statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2017

BlackRock Equity Dividend V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$104,826
Dividends — unaffiliated	7,458,226
Securities lending income — affiliated — net	33,615
Foreign taxes withheld	(149,915)

Total investment income	7,446,752

EXPENSES
Investment advisory	1,784,983
Distribution — class specific	652,834
Transfer agent — class specific	652,213
Printing	65,270
Accounting services	59,460
Professional	48,087
Custodian	35,790
Directors and Officer	24,641
Transfer agent	4,999
Miscellaneous	13,917

Total expenses	3,342,194
Less:
Transfer agent fees reimbursed — class specific	(652,213)
Fees waived and/or reimbursed by the Manager	(8,593)

Total expenses after fees waived and/or reimbursed	2,681,388

Net investment income	4,765,364

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(2,041)
Investments — unaffiliated	18,275,157
Capital gain distributions from investment companies — affiliated	58
Foreign currency transactions	1,564

18,274,738

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(188)
Investments — unaffiliated	22,925,812
Foreign currency translations	88

22,925,712

Net realized and unrealized gain	41,200,450

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,965,814

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statements of Changes in Net Assets

	BlackRock Equity Dividend V.I. Fund
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,765,364	$3,253,492
Net realized gain	18,274,738	8,682,192
Net change in unrealized appreciation (depreciation)	22,925,712	20,643,955

Net increase in net assets resulting from operations	45,965,814	32,579,639

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(645,417)	(572,333)
Class III	(4,129,646)	(2,692,740)
From net realized gain:
Class I	(1,906,002)	(1,013,606)
Class III	(14,552,840)	(6,297,460)

Decrease in net assets resulting from distributions to shareholders	(21,233,905)	(10,576,139)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	41,813,020	120,900,587

NET ASSETS
Total increase in net assets	66,544,929	142,904,087
Beginning of year	258,594,349	115,690,262

End of year	$325,139,278	$258,594,349

Undistributed net investment income, end of year	$12,724	$11,132

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Equity Dividend V.I. Fund
	Class I
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value, beginning of year	$11.15		$10.04		$10.90	$10.78	$8.95

Net investment income(a)	0.22		0.21		0.19	0.20	0.19
Net realized and unrealized gain (loss)	1.62		1.42		(0.25)	0.80	1.99

Net increase (decrease) from investment operations	1.84		1.63		(0.06)	1.00	2.18

Distributions:(b)
From net investment income	(0.21)		(0.19)		(0.18)	(0.20)	(0.20)
From net realized gain	(0.64)		(0.33)		(0.62)	(0.68)	(0.15)

Total distributions	(0.85)		(0.52)		(0.80)	(0.88)	(0.35)

Net asset value, end of year	$12.14		$11.15		$10.04	$10.90	$10.78

Total Return:(c)
Based on net asset value	16.74%		16.40%		(0.61)%	9.34%	24.52%

Ratios to Average Net Assets:
Total expenses	0.89	%(d)	0.89	%(d)	1.00%	0.99%	1.04%

Total expenses after fees waived and/or reimbursed	0.68	%(d)	0.70	%(d)	0.79%	0.78%	0.84%

Net investment income	1.82	%(d)	1.98	%(d)	1.79%	1.81%	1.95%

Supplemental Data:
Net assets, end of year (000)	$37,525		$35,256		$30,527	$35,694	$36,658

Portfolio turnover rate	37%		23%		25%	18%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend V.I. Fund
	Class III
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value, beginning of year	$11.13		$10.03		$10.89	$10.77	$8.95

Net investment income(a)	0.19		0.18		0.17	0.17	0.17
Net realized and unrealized gain (loss)	1.62		1.42		(0.25)	0.80	1.97

Net increase (decrease) from investment operations	1.81		1.60		(0.08)	0.97	2.14

Distributions:(b)
From net investment income	(0.18)		(0.17)		(0.16)	(0.17)	(0.17)
From net realized gain	(0.64)		(0.33)		(0.62)	(0.68)	(0.15)

Total distributions	(0.82)		(0.50)		(0.78)	(0.85)	(0.32)

Net asset value, end of year	$12.12		$11.13		$10.03	$10.89	$10.77

Total Return:(c)
Based on net asset value	16.49%		16.06%		(0.82)%	9.07%	24.12%

Ratios to Average Net Assets:
Total expenses	1.16	%(d)	1.13	%(d)	1.16%	1.24%	1.28%

Total expenses after fees waived and/or reimbursed	0.93	%(d)	0.95	%(d)	1.03%	1.03%	1.09%

Net investment income	1.57	%(d)	1.73	%(d)	1.59%	1.56%	1.71%

Supplemental Data:
Net assets, end of year (000)	$287,615		$223,338		$85,163	$22,619	$20,567

Portfolio turnover rate	37%		23%		25%	18%	18%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Equity Dividend V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on July 1, 2011.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (continued)

     Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
JP Morgan Securities LLC	$1,551,881	$(1,551,881)	$—

(a)	Cash collateral with a value of $1,609,373 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56
$3 Billion — $5 Billion	0.54
$5 Billion — $10 Billion	0.52
Greater than $10 Billion	0.51

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2017, the class specific distribution fees borne directly by Class III were $652,834.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$75,822	$576,391	$652,213

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps will be reduced by the amount of the affiliated money market fund waiver. This amount is shown as fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $8,593.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived by the Manager.

For the year ended December 31, 2017, the Fund reimbursed the Manager $3,346 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I and III. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. These amounts waived and/or reimbursed are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2017, class specific waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$75,822	$576,391	$652,213

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
1.25%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2017, the Fund paid BIM $11,782 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

During the year ended December 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were $127,900,683 and $104,096,465, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions and the reclassification of distributions were reclassified to the following accounts:

Undistributed net investment income	$11,291
Accumulated net realized gain	$(11,291)

The tax character of distributions paid was as follows:

	12/31/17	12/31/16
Ordinary income	$7,150,173	$4,212,059
Long term capital gains	14,083,732	6,364,080

	$21,233,905	$10,576,139

As of December 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$622,664
Undistributed long-term capital gains	3,254,853
Net unrealized gains[1]	52,480,278

$56,357,795

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$274,434,003

Gross unrealized appreciation	$57,933,956
Gross unrealized depreciation	(5,453,768)

Net unrealized appreciation	$52,480,188

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	305,267	$3,599,163	508,947	$5,352,774
Shares issued in reinvestment of distributions	211,779	2,551,419	144,726	1,585,939
Shares redeemed	(588,300)	(6,980,961)	(530,755)	(5,460,031)

Net increase (decrease)	(71,254)	$(830,379)	122,918	$1,478,682

Class III
Shares sold	4,790,801	$55,321,887	11,932,893	$122,634,261
Shares issued in reinvestment of distributions	1,552,013	18,682,485	818,081	8,990,200
Shares redeemed	(2,671,545)	(31,360,973)	(1,174,386)	(12,202,556)

Net increase	3,671,269	$42,643,399	11,576,588	$119,421,905

Total Net Increase	3,600,015	$41,813,020	11,699,506	$120,900,587

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of the Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Equity Dividend V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Equity Dividend V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Global Allocation V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2017	BlackRock Global Allocation V.I. Fund

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund underperformed both its Reference Benchmark and the broad based all-equity benchmark, the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

Within equities, an overweight to Japan and underweight to the United States detracted from performance. From a sector perspective, an underweight and stock selection in information technology (“IT”), as well as stock selection within industrials, financials and health care weighed on returns. Exposure to commodity-related securities and cash and cash equivalents detracted. Currency management, notably an overweight to the U.S. dollar and an underweight to the euro, negatively impacted returns.

Within equities, an overweight to India positively impacted performance. From a sector perspective, stock selection within consumer discretionary and utilities contributed to returns. Stock selection within energy and telecommunication services (“telecom”) was additive, but the benefit to performance was partially offset by overweights to both sectors. An underweight to consumer staples positively contributed to performance, but this was partially offset by stock selection within the sector. More broadly, an underweight to fixed income and exposure to corporate credit within that allocation positively contributed to performance.

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from the Fund’s performance.

Describe recent portfolio activity.

During the 12-month period, the Fund’s overall equity allocation increased from 57% to 62% of net assets. Within equities, the Fund increased exposure to the United States and Europe, and decreased exposure to Japan. From a sector perspective, the Fund increased exposure to IT, energy, materials, utilities, telecom, and consumer discretionary, and decreased exposure to financials, industrials, real estate and health care.

The Fund’s overall allocation to fixed income increased from 25% to 30% of net assets. Within fixed income, the Fund increased exposure to government bonds and decreased exposure to corporate bonds.

The Fund’s allocation to commodity-related securities increased from 3% to 4% of net assets.

Reflecting the above changes, the Fund’s cash and cash equivalents holdings decreased from 14% to 4% of net assets. During the 12-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments and redemptions.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund was overweight equities, commodity-related securities and cash, and was underweight fixed income. Within equities, the Fund was overweight Japan and Europe, and underweight the United States. Within Europe, the Fund was overweight the Netherlands and France, and underweight Ireland. From a sector perspective, the Fund was overweight energy, consumer discretionary, telecom, IT, utilities and materials, and was underweight financials, consumer staples, industrials and healthcare. Within fixed income, the Fund was underweight developed market government bonds, and overweight corporate and convertible bonds. With respect to currency exposure, the Fund was overweight the U.S. dollar, Indian rupee and Brazilian real, and underweight the Canadian dollar and British pound sterling.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Global Allocation V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)	The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.
(c)	This unmanaged capitalization-weighted index is comprised of 2,582 equities from 35 countries in 4 regions, including the United States.
(d)	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended December 31, 2017

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	5.68%	13.86%	6.64%	4.67%
Class II(a)	5.61	13.74	6.49	4.51
Class III(a)	5.65	13.71	6.39	4.41
FTSE World Index	11.19	24.09	11.67	5.45
Reference Benchmark	7.21	15.69	7.59	5.23
U.S. Stocks: S&P 500® Index(c)	11.42	21.83	15.79	8.50
Non-U.S. Stocks: FTSE World (ex-U.S.) Index(d)	10.92	26.57	7.52	2.52
U.S. Bonds: ICE BofAML Current 5-year U.S. Treasury Index(e)	(0.46)	0.72	0.64	3.23
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index(f)	4.18	10.33	(0.29)	2.44

(a)	Average annual and cumulative total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
(b)	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.
(c)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(d)	This unmanaged capitalization-weighted index is comprised of 1,969 equities from 34 countries, excluding the United States.
(e)	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
(f)	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Fund Summary as of December 31, 2017 (continued)	BlackRock Global Allocation V.I. Fund

Expense Example

	Actual				Hypothetical (a)
			Including Dividend Expense and Broker Fees and Expenses on Short Sales	Excluding Dividend Expense and Broker Fees and Expenses on Short Sales		Including Dividend Expense and Broker Fees and Expenses on Short Sales		Excluding Dividend Expense and Broker Fees and Expenses on Short Sales

	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Ending Account Value (12/31/17)	Expenses Paid During the Period (c)
Class I	$1,000.00	$1,056.80	$3.53	$3.47	$1,000.00	$1,021.78	$3.47	$1,021.83	$3.61
Class II	1,000.00	1,056.10	4.30	4.25	1,000.00	1,021.02	4.23	1,021.07	4.41
Class III	1,000.00	1,056.50	5.18	5.13	1,000.00	1,020.16	5.09	1,020.21	4.91

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.68% for Class I, 0.83% for Class II and 1.00% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(c)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.67% for Class I, 0.82% for Class II and 0.99% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

OVERALL ASSET EXPOSURE

	Percent of Fund’s Net Assets (a)		Reference Benchmark (b) Percentage
Portfolio Composition	12/31/2017	12/31/2016
US Equities	32%	28%	35%
European Equities	15	14	12
Asia Pacific Equities	14	14	9
Other Equities	1	1	3

Total Equities	62	57	60

US Dollar Denominated Fixed Income Securities	21	16	24
U.S. Issuers	18	12	—
Non-U.S. Issuers	3	4	—
Non-U.S. Dollar Denominated Fixed Income Securities	8	9	16

Total Fixed Income Securities	30	25	40

Commodity-Related	4	3	—

Cash & Short-Term Securities	4	15	—

(a)	Exposure based on market value and adjusted for the economic value of futures, swaps and options (except with respect to fixed income securities), and convertible bonds.
(b)	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	5

Consolidated Schedule of Investments December 31, 2017	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 55.1%

Australia — 0.0%
AGL Energy Ltd.	1,889	$35,797
Amcor Ltd.(a)	2,435	29,177
AMP Ltd.(a)	9,415	38,004
BHP Billiton Ltd.	7,243	166,378
National Australia Bank Ltd.	3,156	72,478
Rio Tinto Ltd.	2,415	141,990
Rio Tinto plc(a)	2,652	139,117
Stockland	21,585	75,296
Telstra Corp. Ltd.	10,555	29,837
Wesfarmers Ltd.	1,784	61,687
Woolworths Group Ltd.	8,630	183,356

		973,117
Belgium — 0.4%
Anheuser-Busch InBev SA	389,183	43,448,950
UCB SA	269	21,330

		43,470,280
Brazil — 0.2%
Azul SA, ADR(a)	892,637	21,271,540
Banco Bradesco SA(a)	909	8,785
Banco do Brasil SA(a)	13,591	130,375
JBS SA	30,216	89,361
Vale SA(a)	8,429	102,307

		21,602,368
Canada — 0.4%
Agrium, Inc.	824	94,776
Bank of Montreal	99	7,922
Bank of Nova Scotia (The)	2,910	187,796
Barrick Gold Corp.	3,313	47,916
Canadian National Railway Co.	2,023	166,813
Encana Corp.	3,460,483	46,128,238
Magna International, Inc.	4,942	280,086
Platinum Group Metals Ltd.(a)(b)	2,151,915	653,695
Royal Bank of Canada	3,304	269,814
Suncor Energy, Inc.(a)	161	5,911
Teck Resources Ltd., Class B	6,429	168,116
Thomson Reuters Corp.	6,298	274,517
Toronto-Dominion Bank (The)	1,180	69,138

		48,354,738
China — 0.3%
Agricultural Bank of China Ltd., Class H	391,000	181,713
Alibaba Group Holding Ltd., ADR(a)(b)	112,062	19,322,851
Bank of China Ltd., Class H	305,000	149,370
Bank of Communications Co. Ltd., Class H	73,000	54,031
Brilliance China Automotive Holdings Ltd.	3,616,000	9,609,170
China Communications Construction Co. Ltd., Class H	7,000	7,941
China Construction Bank Corp., Class H	315,000	289,974
China Mobile Ltd.	32,000	323,585
China Resources Power Holdings Co. Ltd.	82,000	152,516
China Telecom Corp. Ltd., Class H	128,000	60,712
CNOOC Ltd.	176,000	252,669
Country Garden Holdings Co. Ltd.	6,000	11,399
Dongfeng Motor Group Co. Ltd., Class H	66,000	79,664
Guangzhou Automobile Group Co. Ltd., Class H	14,000	33,068
Industrial & Commercial Bank of China Ltd., Class H	198,000	158,724
Longfor Properties Co. Ltd.(a)	21,500	53,882
New Oriental Education & Technology Group, Inc., ADR	2,328	218,832
PICC Property & Casualty Co. Ltd., Class H	4,000	7,663
Tencent Holdings Ltd.	1,800	93,164
Want Want China Holdings Ltd.	3,213,000	2,689,747

Security	Shares	Value
China (continued)
Wilmar International Ltd.	23,500	$54,155

		33,804,830
Czech Republic — 0.0%
CEZ A/S(b)	190,490	4,441,567

Denmark — 0.0%
AP Moller - Maersk A/S, Class A	36	59,977
AP Moller - Maersk A/S, Class B	72	125,495
Carlsberg A/S, Class B	81	9,715
Danske Bank A/S	5,094	198,269

		393,456
Finland — 0.2%
Nokia OYJ	5,526,699	25,822,620

France — 2.7%
AXA SA	850,055	25,189,885
BNP Paribas SA	2,328	173,177
Cie de Saint-Gobain	282,791	15,563,758
Cie Generale des Etablissements Michelin	108,921	15,581,725
Danone SA	1,002,947	84,037,846
Dassault Aviation SA	11,640	18,098,690
Engie SA	1,144	19,667
LVMH Moet Hennessy Louis Vuitton SE	116	34,047
Safran SA	248,264	25,607,344
Sanofi	334,485	28,796,478
Societe Generale SA	2,543	131,106
Sodexo SA	134,588	18,042,683
Thales SA(a)	488	52,518
TOTAL SA	438,546	24,207,713
TOTAL SA, ADR	17,306	956,675
Unibail-Rodamco SE	66,851	16,823,188
Vinci SA	165,609	16,907,298
Vivendi SA	1,218	32,690

		290,256,488
Germany — 1.9%
adidas AG	403	80,596
Allianz SE (Registered)	1,244	284,687
BASF SE(a)	2,460	269,693
Bayer AG (Registered)	517,993	64,367,487
Deutsche Post AG (Registered)	6,276	298,321
Deutsche Telekom AG (Registered)	878,298	15,525,183
E.ON SE	20,770	225,067
Evonik Industries AG	380,722	14,299,602
GEA Group AG	265,476	12,701,480
Innogy SE(b)(c)	1,588,148	62,154,906
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	63	13,605
SAP SE	2,873	321,418
Siemens AG (Registered)	95,896	13,277,540
Vonovia SE(a)	376,287	18,644,007

		202,463,592
Hong Kong — 0.8%
AIA Group Ltd.	2,400	20,414
CK Infrastructure Holdings Ltd.	377,000	3,235,098
CLP Holdings Ltd.	391,000	4,001,158
Galaxy Entertainment Group Ltd.	7,000	55,886
Hang Lung Properties Ltd.	783,000	1,907,368
HKT Trust & HKT Ltd.(d)	2,089,000	2,663,105
Hong Kong Exchanges & Clearing Ltd.	2,600	79,529
Hongkong Land Holdings Ltd.	15,300	107,618
I-CABLE Communications Ltd.(a)	379,342	11,119
Jardine Matheson Holdings Ltd.	52,700	3,197,441
Link REIT	481,000	4,450,123

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Hong Kong (continued)
Power Assets Holdings Ltd.	344,000	$2,899,548
Sino Land Co. Ltd.	1,440,000	2,547,516
Sun Hung Kai Properties Ltd.	2,889,083	48,100,511
Swire Pacific Ltd., Class A	310,000	2,868,221
Swire Properties Ltd.	17,800	57,413
WH Group Ltd.(c)	169,000	190,786
Wharf Holdings Ltd. (The)	488,000	1,682,864
Wharf Real Estate Investment Co. Ltd.(a)	503,000	3,347,818

		81,423,536
India — 1.5%
Coal India Ltd.	662,134	2,724,884
GAIL India Ltd.	8,385	65,531
HCL Technologies Ltd.(a)	5,100	71,154
Hero MotoCorp Ltd.(a)	67,802	4,016,020
Hindustan Petroleum Corp. Ltd.	10,700	70,167
Hindustan Unilever Ltd.	5,862	125,625
Housing Development Finance Corp. Ltd.	206,144	5,520,258
Indian Oil Corp. Ltd.	8,332	50,638
Infosys Ltd.	2,302,495	37,423,403
Kotak Mahindra Bank Ltd.	1,235,542	19,534,927
Maruti Suzuki India Ltd.	112,149	17,076,862
Oil & Natural Gas Corp. Ltd.	960,743	2,928,715
Reliance Industries Ltd.	3,281,302	47,297,875
SBI Life Insurance Co. Ltd.(a)(c)	122,880	1,338,680
State Bank of India	2,486,178	12,043,591
Tata Motors Ltd.(a)	2,233	15,067
Tata Motors Ltd., Class A(a)	12,916	49,243
Tech Mahindra Ltd.	8,485	67,007
Vedanta Ltd.	14,052	72,390
Yes Bank Ltd.	1,257,964	6,197,697

		156,689,734
Indonesia — 0.1%
Siloam International Hospitals Tbk. PT(a)	15,609,442	11,016,061

Ireland — 0.0%
Experian plc	735	16,201
Medtronic plc	39,012	3,150,219

		3,166,420
Israel — 0.0%
Check Point Software Technologies Ltd.(a)	2,757	285,680

Italy — 1.0%
Atlantia SpA	1,179	37,170
Ei Towers SpA	316,602	20,323,308
Enel SpA	4,396,388	27,034,591
Luxottica Group SpA	327,114	20,075,747
RAI Way SpA(c)	2,173,792	13,236,738
Snam SpA	387,263	1,896,614
Telecom Italia SpA(a)(b)	30,679,349	26,376,319

		108,980,487
Japan — 8.3%
Aisin Seiki Co. Ltd.	239,439	13,413,994
Ajinomoto Co., Inc.	1,201,600	22,607,173
Alfresa Holdings Corp.	104,700	2,452,333
Alpine Electronics, Inc.	72,900	1,505,706
Asahi Glass Co. Ltd.	3,500	151,286
Asahi Kasei Corp.	1,352,300	17,403,285
Astellas Pharma, Inc.	1,837,765	23,345,634
Bridgestone Corp.	877,632	40,618,777
Canon Marketing Japan, Inc.	88,700	2,394,199
COMSYS Holdings Corp.	106,600	3,090,619
Daicel Corp.	397,000	4,505,277
Dai-ichi Life Holdings, Inc.	800	16,442

Security	Shares	Value
Japan (continued)
Daikin Industries Ltd.	122,000	$14,415,883
Denso Corp.	575,420	34,472,708
Dowa Holdings Co. Ltd.(a)	50,300	2,042,813
East Japan Railway Co.	530,551	51,738,399
Exedy Corp.	62,900	1,937,880
Fujitsu Ltd.	50,000	354,477
GS Yuasa Corp.(a)(b)	426,000	2,114,661
Hino Motors Ltd.(b)	185,000	2,389,527
Hitachi Chemical Co. Ltd.	400,700	10,260,295
Hitachi Ltd.	49,000	380,152
Hoya Corp.	464,574	23,137,268
Japan Airlines Co. Ltd.	1,055,900	41,253,865
Japan Aviation Electronics Industry Ltd.	126,000	2,124,379
Japan Tobacco, Inc.	2,500	80,508
Kamigumi Co. Ltd.	96,700	2,137,008
Kao Corp.	1,900	128,382
KDDI Corp.	143,400	3,561,989
Keyence Corp.	8,000	4,469,051
Kinden Corp.	323,100	5,260,648
Kintetsu Group Holdings Co. Ltd.	1,900	72,713
Kirin Holdings Co. Ltd.(a)	3,300	83,165
Koito Manufacturing Co. Ltd.	130,000	9,101,738
Komatsu Ltd.	724,900	26,197,682
Kubota Corp.	759,496	14,855,317
Kuraray Co. Ltd.(b)	133,300	2,509,764
Kyudenko Corp.	52,600	2,540,007
Kyushu Railway Co.	310,200	9,601,417
Mabuchi Motor Co. Ltd.	76,700	4,145,979
Maeda Road Construction Co. Ltd.	128,000	2,932,771
Marubeni Corp.	17,900	129,411
Mazda Motor Corp.	15,100	201,787
Medipal Holdings Corp.	119,900	2,340,880
Mitsubishi Electric Corp.	2,409,300	39,928,322
Mitsubishi Tanabe Pharma Corp.	3,100	63,891
Mitsubishi UFJ Financial Group, Inc.	15,500	112,808
MS&AD Insurance Group Holdings, Inc.	900	30,357
Murata Manufacturing Co. Ltd.(b)	168,628	22,577,284
Nichias Corp.(a)	136,000	1,807,268
Nippo Corp.(b)	125,000	2,920,263
Nippon Telegraph & Telephone Corp.	74,260	3,491,268
Nippon Television Holdings, Inc.	241,900	4,138,578
Nitto Denko Corp.	208,600	18,450,404
NTT DOCOMO, Inc.	900	21,280
Okumura Corp.	118,050	4,850,350
Olympus Corp.	2,700	103,289
Otsuka Holdings Co. Ltd.	53,700	2,355,132
Panasonic Corp.(a)	9,600	140,102
Rakuten, Inc.	4,200	38,391
Renesas Electronics Corp.(a)	742,300	8,608,778
Resona Holdings, Inc.	19,200	114,408
Rohm Co. Ltd.	299,753	33,021,320
Seino Holdings Co. Ltd.	136,800	2,170,265
Seven & i Holdings Co. Ltd.	35,300	1,462,352
Shimamura Co. Ltd.	18,500	2,032,403
Shin-Etsu Chemical Co. Ltd.	474,634	48,091,343
Shionogi & Co. Ltd.	5,600	302,595
Sony Corp.	6,300	282,762
Stanley Electric Co. Ltd.	62,900	2,545,092
Subaru Corp.	479,864	15,215,450
Sumitomo Electric Industries Ltd.	787,948	13,282,676
Sumitomo Mitsui Financial Group, Inc.	1,069,047	46,080,752
Suzuken Co. Ltd.	54,000	2,217,043
Suzuki Motor Corp.	957,689	55,434,540
Taisei Corp.	900	44,758

CONSOLIDATED SCHEDULE OF INVESTMENTS	7

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Toagosei Co. Ltd.(a)	128,900	$1,636,256
Toda Corp.(b)	578,896	4,633,357
Toho Co. Ltd.	81,500	2,821,116
Tokio Marine Holdings, Inc.	503,223	22,888,117
Tokyo Electron Ltd.	700	126,273
Tokyo Gas Co. Ltd.	1,535,714	35,088,671
Tokyo Steel Manufacturing Co. Ltd.	366,200	3,281,337
Toray Industries, Inc.	1,457,300	13,716,561
Toshiba Corp.(a)	113,000	317,914
Toyota Industries Corp.	649,577	41,637,214
TV Asahi Holdings Corp.	175,900	3,528,493
Ube Industries Ltd.	370,434	10,851,316
Unicharm Corp.	4,800	124,642
West Japan Railway Co.	203,100	14,816,962
Yamato Kogyo Co. Ltd.(b)	74,700	2,163,710

		898,044,712
Mexico — 0.0%
Cemex SAB de CV(a)	415,945	311,179
Grupo Financiero Banorte SAB de CV, Class O	4,942	27,127

		338,306
Netherlands — 2.1%
ABN AMRO Group NV, CVA(a)(c)	767,504	24,745,007
ING Groep NV	1,945,463	35,712,354
Koninklijke Ahold Delhaize NV(a)	305	6,705
Koninklijke Philips NV	1,942,024	73,328,266
Randstad Holding NV	214,905	13,186,371
Royal Dutch Shell plc, Class A	984,743	32,816,721
Royal Dutch Shell plc, Class B	10,955	368,899
Royal Dutch Shell plc, ADR, Class A(b)	630,245	42,043,644
Unilever NV, CVA(a)	4,176	235,121

		222,443,088
Norway — 0.0%
DNB ASA	5,201	96,278
Telenor ASA	2,686	57,499

		153,777
Peru — 0.0%
Credicorp Ltd.	161	33,396

Poland — 0.0%
PGE Polska Grupa Energetyczna SA(a)	45,235	156,343
Polski Koncern Naftowy ORLEN SA	1,110	33,738
Polskie Gornictwo Naftowe i Gazownictwo SA	31,030	56,071

		246,152
Portugal — 0.1%
Jeronimo Martins SGPS SA	75,422	1,465,568
NOS SGPS SA	1,392,756	9,159,290

		10,624,858
Singapore — 0.3%
CapitaLand Ltd.	7,783,950	20,477,152
ComfortDelGro Corp. Ltd.	1,724,500	2,547,937
Genting Singapore plc	263,300	257,149
Singapore Telecommunications Ltd.	1,714,700	4,571,607

		27,853,845
South Africa — 0.0%
Barclays Africa Group Ltd.(b)	6,517	95,470
MTN Group Ltd.	664	7,331
RMB Holdings Ltd.	8,953	57,144
Tiger Brands Ltd.	3,541	131,652

		291,597

Security	Shares	Value
South Korea — 0.6%
Amorepacific Corp.(a)(b)	34,612	$9,844,803
Coway Co. Ltd.	38,250	3,485,694
Doosan Bobcat, Inc.(a)(b)	521,724	17,417,139
Hana Financial Group, Inc.	2,442	113,508
Hotel Shilla Co. Ltd.(a)(b)	43,135	3,420,823
KT&G Corp.(b)	131,610	14,199,201
LG Chem Ltd.(b)	14,300	5,409,836
LG Display Co. Ltd.	1,540	42,865
LG Household & Health Care Ltd.(a)	4,673	5,190,040
Lotte Chemical Corp.(a)	153	52,536
POSCO	13,737	4,272,910
Samsung Electronics Co. Ltd.	225	534,580
SK Hynix, Inc.	1,880	133,530
SK Innovation Co. Ltd.	808	154,143
SK Telecom Co. Ltd.	16,630	4,147,597
Woori Bank	3,680	54,097

		68,473,302
Spain — 0.4%
Aena SME SA(c)	1,683	340,605
Amadeus IT Group SA(a)	305	21,949
CaixaBank SA(a)	27,145	126,192
Cellnex Telecom SA(c)	1,327,829	33,973,088
Gas Natural SDG SA(b)	328,310	7,576,898
Repsol SA	1,361	24,030
Telefonica SA	13,078	127,350

		42,190,112
Sweden — 0.2%
Nordea Bank AB	6,732	81,511
Sandvik AB(a)	4,279	74,903
Skandinaviska Enskilda Banken AB, Class A	8,416	98,824
SKF AB, Class B(a)(b)	856,569	19,029,342
Swedbank AB, Class A(a)	353	8,516
Volvo AB, Class B(a)	11,701	217,895

		19,510,991
Switzerland — 1.2%
ABB Ltd. (Registered)	3,984	106,709
Nestle SA (Registered)	828,154	71,201,587
Novartis AG (Registered)	2,600	218,796
Roche Holding AG	1,777	449,324
SGS SA (Registered)	72	187,707
Swatch Group AG (The) (Registered)(a)	2,009	153,233
Swiss Re AG	385	36,005
UBS Group AG (Registered)(a)	3,286,601	60,383,925
Zurich Insurance Group AG	904	274,855

		133,012,141
Taiwan — 0.6%
Catcher Technology Co. Ltd.	4,000	43,831
Cathay Financial Holding Co. Ltd.	1,948,000	3,489,930
Cheng Shin Rubber Industry Co. Ltd.	1,338,323	2,361,072
Chunghwa Telecom Co. Ltd.	5,156,000	18,340,537
Far EasTone Telecommunications Co. Ltd.	2,871,000	7,091,033
Formosa Chemicals & Fibre Corp.	823,000	2,839,354
Formosa Petrochemical Corp.	588,000	2,274,356
Formosa Plastics Corp.	878,000	2,905,195
Fubon Financial Holding Co. Ltd.	2,024,000	3,440,730
Hon Hai Precision Industry Co. Ltd.	1,047,200	3,329,666
Innolux Corp.	167,000	69,323
Nan Ya Plastics Corp.	1,101,000	2,876,600
Pegatron Corp.	95,000	228,894
Taiwan Mobile Co. Ltd.(a)	2,539,000	9,171,917
Taiwan Semiconductor Manufacturing Co. Ltd.	446,000	3,415,055

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Taiwan (continued)
Uni-President Enterprises Corp.	2,189,000	$4,847,831

		66,725,324
Thailand — 0.2%
Advanced Info Service PCL	861,500	5,048,988
Intouch Holdings PCL, Class F	2,192,500	3,749,528
PTT Global Chemical PCL	1,824,300	4,754,776
Siam Cement PCL (The)	279,900	4,150,598
Thai Oil PCL	831,400	2,640,377

		20,344,267
Turkey — 0.0%
Eregli Demir ve Celik Fabrikalari TAS	14,659	38,678
Tupras Turkiye Petrol Rafinerileri A/S	6,025	193,079

		231,757
United Arab Emirates — 0.4%
NMC Health plc	1,026,768	39,994,489

United Kingdom — 2.7%
Anglo American plc	904	18,802
Aon plc	2,011	269,474
Associated British Foods plc	2,390	90,997
Aviva plc	7,114	48,520
BAE Systems plc	1,904,803	14,717,129
Barclays plc	51,773	141,722
Berkeley Group Holdings plc	285,242	16,163,464
BP plc(a)	1,377,853	9,666,033
BP plc, ADR(b)	854,785	35,926,613
Centrica plc	46,058	85,380
Compass Group plc	456	9,832
Diageo plc	1,135	41,603
GlaxoSmithKline plc	1,660,552	29,407,032
GW Pharmaceuticals plc, ADR(a)(b)	62,805	8,290,888
HSBC Holdings plc	5,601,576	57,853,480
Imperial Brands plc	4,455	190,026
Legal & General Group plc	44,110	162,395
Liberty Global plc, Class A(a)(b)	290,277	10,403,528
Liberty Global plc, Class C(a)	1,657	56,073
Lloyds Banking Group plc	375,513	344,339
Meggitt plc	1,869,168	12,137,178
National Grid plc	93,494	1,102,156
Prudential plc	1,348	34,523
Reckitt Benckiser Group plc	808	75,381
Smiths Group plc	766,202	15,377,285
SSE plc(a)	7,579	134,738
Vodafone Group plc	19,340,599	61,135,544
Vodafone Group plc, ADR	518,385	16,536,482

		290,420,617
United States — 28.5%
3M Co.	6,208	1,461,177
AbbVie, Inc.	21,259	2,055,958
Acadia Healthcare Co., Inc.(a)(b)	467,272	15,247,085
Accenture plc, Class A	13,280	2,033,035
Activision Blizzard, Inc.	257,451	16,301,797
Adobe Systems, Inc.(a)	14,152	2,479,996
Aetna, Inc.	13,474	2,430,575
Agilent Technologies, Inc.	1,386	92,820
Air Products & Chemicals, Inc.	393,358	64,542,181
Allergan plc	206	33,697
Alliance Data Systems Corp.	4,025	1,020,257
Allstate Corp. (The)	269,787	28,249,397
Ally Financial, Inc.	27,785	810,211
Alphabet, Inc., Class A(a)	628	661,535
Alphabet, Inc., Class C(a)	106,418	111,355,795

Security	Shares	Value
United States (continued)
Amazon.com, Inc.(a)	93,759	$109,648,338
Amdocs Ltd.	27,552	1,804,105
American Express Co.	2,310	229,406
American International Group, Inc.	1,327	79,063
American Tower Corp.	15,995	2,282,007
Ameriprise Financial, Inc.	8,102	1,373,046
Amgen, Inc.	14,203	2,469,902
Anadarko Petroleum Corp.	900,272	48,290,590
Anthem, Inc.	142,580	32,081,926
Apple, Inc.	846,403	143,236,780
Applied Materials, Inc.	6,706	342,811
AT&T, Inc.	4,888	190,045
Autodesk, Inc.(a)	206	21,595
Automatic Data Processing, Inc.	439	51,446
Axalta Coating Systems Ltd.(a)	664,189	21,493,156
Bank of America Corp.	3,792,118	111,943,323
Bank of New York Mellon Corp. (The)	21,957	1,182,604
Baxter International, Inc.	81,532	5,270,228
Berkshire Hathaway, Inc., Class B(a)	23,206	4,599,893
Biogen, Inc.(a)	15,453	4,922,862
Boeing Co. (The)	9,273	2,734,700
Boston Scientific Corp.(a)	3,939	97,648
Bristol-Myers Squibb Co.	601	36,829
Broadcom Ltd.	45	11,561
Brown-Forman Corp., Class B	260	17,854
CA, Inc.	8,644	287,672
Capital One Financial Corp.	14,946	1,488,323
Carnival Corp.	5,819	386,207
Caterpillar, Inc.	6,598	1,039,713
Celgene Corp.(a)	2,901	302,748
CenterPoint Energy, Inc.	21,538	610,818
Charles Schwab Corp. (The)	744,257	38,232,482
Charter Communications, Inc., Class A(a)	112,048	37,643,646
Chevron Corp.	8,719	1,091,532
Chubb Ltd.	204,285	29,852,167
Cisco Systems, Inc.	3,411	130,641
Citigroup, Inc.	829,488	61,722,202
Cloudera, Inc.(a)(b)	1,436,239	23,726,668
Coca-Cola Co. (The)	6,911	317,077
Cognizant Technology Solutions Corp., Class A	1,182	83,946
Colgate-Palmolive Co.	38,757	2,924,216
Comcast Corp., Class A	2,519,407	100,902,250
CommScope Holding Co., Inc.(a)(b)	852,069	32,233,770
Conagra Brands, Inc.	9,030	340,160
ConocoPhillips	2,762	151,606
Constellation Brands, Inc., Class A	9,296	2,124,787
Corning, Inc.	3,107	99,393
Costco Wholesale Corp.	913	169,928
Crown Holdings, Inc.(a)	20,649	1,161,506
CSX Corp.	839	46,153
Cummins, Inc.	5,408	955,269
CVS Health Corp.	467,992	33,929,420
Dell Technologies, Inc., Class V(a)	2,605	211,734
Delta Air Lines, Inc.	18,236	1,021,216
Discover Financial Services	18,739	1,441,404
DISH Network Corp., Class A(a)	220,796	10,543,009
Dominion Energy, Inc.	53,991	4,376,510
DowDuPont, Inc.	1,187,391	84,565,987
DXC Technology Co.	1,517	143,963
Eaton Corp. plc	3,436	271,478
eBay, Inc.(a)	7,628	287,881
Edgewell Personal Care Co.(a)(b)	499,799	29,683,063
Electronic Arts, Inc.(a)	156,892	16,483,074

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
United States (continued)
Emerson Electric Co.	627	$43,696
EQT Corp.	250,815	14,276,390
Equity Residential	3,662	233,526
Expedia, Inc.	3,850	461,115
Express Scripts Holding Co.(a)	5,622	419,626
Exxon Mobil Corp.	8,869	741,803
Facebook, Inc., Class A(a)	394,957	69,694,112
Fifth Third Bancorp	38,742	1,175,432
FirstEnergy Corp.	331	10,135
FleetCor Technologies, Inc.(a)	242,500	46,664,275
Ford Motor Co.	6,115	76,376
Fortune Brands Home & Security, Inc.	277,052	18,961,439
Franklin Resources, Inc.	826	35,791
General Dynamics Corp.	8,184	1,665,035
General Electric Co.	2,406,220	41,988,539
General Motors Co.	1,871	76,692
Gilead Sciences, Inc.	632,999	45,348,048
Global Payments, Inc.	170,354	17,076,285
Goldman Sachs Group, Inc. (The)	141,855	36,138,980
Goodyear Tire & Rubber Co. (The)	19,273	622,711
Halliburton Co.	2,176	106,341
Hartford Financial Services Group, Inc. (The)	58,597	3,297,839
HCA Healthcare, Inc.(a)	638,577	56,092,604
HCP, Inc.	5,040	131,443
Helmerich & Payne, Inc.(b)	15,823	1,022,799
Hewlett Packard Enterprise Co.	11,078	159,080
Hilton Worldwide Holdings, Inc.	1,549	123,703
Home Depot, Inc. (The)	16,010	3,034,375
HP, Inc.	17,055	358,326
Huntsman Corp.	19,839	660,440
Illinois Tool Works, Inc.	8,604	1,435,577
Illumina, Inc.(a)	350	76,472
Ingersoll-Rand plc	2,197	195,950
Intel Corp.	43,740	2,019,038
International Business Machines Corp.	197,694	30,330,213
International Paper Co.	27,690	1,604,359
Intuit, Inc.	15,054	2,375,220
IQVIA Holdings, Inc.(a)	349	34,167
Jawbone Health Hub, Inc. (Acquired 01/24/17, cost $0)(a)(e)(f)	333,860	455,251
Johnson & Johnson	34,036	4,755,510
JPMorgan Chase & Co.	358,620	38,350,823
Kansas City Southern	322,081	33,889,363
Kimberly-Clark Corp.	985	118,850
Kinder Morgan, Inc.	5,388	97,361
KLA-Tencor Corp.	14,265	1,498,824
Kohl’s Corp.	11,318	613,775
Lam Research Corp.	1,173	215,914
Las Vegas Sands Corp.	5,539	384,905
Lear Corp.	8,124	1,435,186
Liberty Broadband Corp., Class A(a)	67,564	5,746,318
Liberty Broadband Corp., Class C(a)	213,686	18,197,500
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	242,277	9,608,706
Liberty Media Corp.-Liberty SiriusXM, Class C(a)	405,971	16,100,810
Lookout, Inc. (Acquired 03/04/15, cost $936,169), 0.00%(a)(e)(f)	81,954	17,210
Lowe’s Cos., Inc.	57,712	5,363,753
LyondellBasell Industries NV, Class A	2,047	225,825
ManpowerGroup, Inc.	7,705	971,678
Marathon Petroleum Corp.	504,938	33,315,809
Marsh & McLennan Cos., Inc.	265,887	21,640,543
Masco Corp.	49,548	2,177,139
Mastercard, Inc., Class A	142,448	21,560,929

Security	Shares	Value
United States (continued)
McDonald’s Corp.	15,228	$2,621,043
McKesson Corp.	4,846	755,734
Merck & Co., Inc.	2,301	129,477
MetLife, Inc.	644,058	32,563,572
MGM Resorts International	739,168	24,680,820
Micron Technology, Inc.(a)	4,244	174,513
Microsoft Corp.	2,240,289	191,634,321
Mohawk Industries, Inc.(a)	136,126	37,557,163
Mondelez International, Inc., Class A	78,244	3,348,843
Monsanto Co.	3,177	371,010
Moody’s Corp.	987	145,691
Morgan Stanley	1,388,516	72,855,435
Motorola Solutions, Inc.	458	41,376
NextEra Energy Partners LP(b)	362,276	15,617,718
NextEra Energy, Inc.	341,274	53,303,586
Norfolk Southern Corp.	539	78,101
Northern Trust Corp.	1,385	138,348
Northrop Grumman Corp.	6,789	2,083,612
NVIDIA Corp.	179	34,637
ONEOK, Inc.	1,271	67,935
Oracle Corp.	7,963	376,491
O’Reilly Automotive, Inc.(a)(b)	203,061	48,844,293
PACCAR, Inc.	3,214	228,451
Packaging Corp. of America	17,342	2,090,578
PepsiCo, Inc.	39,341	4,717,773
Pfizer, Inc.	2,028,426	73,469,590
PG&E Corp.	2,668	119,606
Philip Morris International, Inc.	3,483	367,979
Phillips 66	15,116	1,528,983
Pioneer Natural Resources Co.	249,512	43,128,149
Praxair, Inc.	574	88,786
Priceline Group, Inc. (The)(a)	170	295,416
Procter & Gamble Co. (The)	6,625	608,705
Progressive Corp. (The)	304	17,121
Prudential Financial, Inc.	12,983	1,492,785
Pure Storage, Inc., Class A(a)	1,171,166	18,574,693
PVH Corp.	6,366	873,479
QUALCOMM, Inc.	1,390,267	89,004,893
Raytheon Co.	7,734	1,452,832
Reinsurance Group of America, Inc.	9,407	1,466,834
Republic Services, Inc.	707	47,800
Rockwell Automation, Inc.	7,228	1,419,218
Ross Stores, Inc.	8,346	669,767
Royal Caribbean Cruises Ltd.	8,334	994,080
Schlumberger Ltd.	238,455	16,069,482
Sempra Energy	178,828	19,120,290
Snap, Inc., Class A(a)(b)	1,007,997	14,726,836
St Joe Co. (The)(a)	1,098,976	19,836,517
State Street Corp.	8,685	847,743
Stryker Corp.	21,346	3,305,215
SunTrust Banks, Inc.	266,713	17,226,993
Symantec Corp.	859	24,104
Sysco Corp.	170	10,324
Target Corp.	329,444	21,496,221
Tenet Healthcare Corp.(a)(b)	806,383	12,224,766
TESARO, Inc.(a)(b)	106,652	8,838,251
Texas Instruments, Inc.	3,456	360,945
Thermo Fisher Scientific, Inc.	18,588	3,529,489
Time Warner, Inc.	1,862	170,317
TJX Cos., Inc. (The)	218,242	16,686,783
Travelers Cos., Inc. (The)	31,254	4,239,293
TripAdvisor, Inc.(a)(b)	432,780	14,913,599
Tyson Foods, Inc., Class A	13,483	1,093,067

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Shares	Value
United States (continued)
Union Pacific Corp.		716	$96,016
United Continental Holdings, Inc.(a)		719,907	48,521,732
United Rentals, Inc.(a)		11,147	1,916,281
United Technologies Corp.		394	50,263
UnitedHealth Group, Inc.		25,339	5,586,236
Valero Energy Corp.		34,599	3,179,994
VeriSign, Inc.(a)(b)		16,996	1,945,022
Verizon Communications, Inc.		586,679	31,052,919
Visa, Inc., Class A		183,099	20,876,948
Vistra Energy Corp.(a)(b)		275,021	5,038,385
VMware, Inc., Class A(a)(b)		138,966	17,415,219
Vornado Realty Trust		1,280	100,070
WABCO Holdings, Inc.(a)		8,893	1,276,146
Walgreens Boots Alliance, Inc.		3,859	280,241
Wal-Mart Stores, Inc.		2,972	293,485
Waste Management, Inc.		1,486	128,242
Wells Fargo & Co.		673	40,831
Western Digital Corp.		13,351	1,061,805
WestRock Co.		290,774	18,379,825
Weyerhaeuser Co.		3,818	134,623
Williams Cos., Inc. (The)		2,449,234	74,677,145
Williams-Sonoma, Inc.(b)		302,693	15,649,228
Wyndham Worldwide Corp.		17,042	1,974,657
Wynn Resorts Ltd.		10,204	1,720,292
Yum China Holdings, Inc.		1,813	72,556
Zimmer Biomet Holdings, Inc.		328,302	39,616,202

			3,075,566,622

Total Common Stocks — 55.1% (Cost: $4,900,942,057)			5,949,644,327

	Par (000)
Corporate Bonds — 3.1%

Australia — 0.2%
Quintis Ltd., 8.75%, 08/01/23(c)(g)	USD	28,698	20,088,600
Quintis Ltd. (Acquired 11/13/17, cost $2,077,220), 12.00%, 05/31/18(e)(f)(g)		2,159	2,075,584

			22,164,184
Brazil — 0.0%
Odebrecht Finance Ltd., 4.38%, 04/25/25(c)		5,283	1,558,485

Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18(c)(g)		7,809	195,219

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/05/12(f)(g)(h)(i)(j)		4,800	24,000

France — 0.1%
Danone SA, 2.59%, 11/02/23(c)		8,441	8,231,719

Germany — 0.2%
Bayer Capital Corp. BV, 5.63%, 11/22/19(c)(i)	EUR	16,000	21,574,455

India — 0.0%
REI Agro Ltd.(f)(g)(i):
5.50%, 11/13/14(c)	USD	6,148	1
5.50%, 11/13/14		2,291	—

			1
Italy — 0.1%
Telecom Italia SpA, 5.30%, 05/30/24(c)		7,219	7,706,282

Security	Par (000)		Value
Luxembourg — 0.1%
Intelsat Jackson Holdings SA:
7.50%, 04/01/21	USD	6,671	$6,070,610
8.00%, 02/15/24(c)		2,264	2,382,860

			8,453,470
Mexico — 0.0%
Trust F/1401, 5.25%, 12/15/24(c)		3,282	3,483,022

Netherlands — 0.0%
Cooperatieve Rabobank UA, 3.95%, 11/09/22		2,236	2,331,251

Singapore — 0.1%
CapitaLand Ltd., 1.95%, 10/17/23(c)(i)	SGD	8,750	6,591,368

Switzerland — 0.1%
UBS Group Funding Switzerland AG, 4.13%, 09/24/25(c)	USD	5,294	5,555,808

Turkey — 0.1%
Bio City Development Co. BV, 8.00%, 07/06/18(c)(f)(g)(i)		21,400	5,604,660

United Arab Emirates — 0.1%
Dana Gas Sukuk Ltd., 7.00%, 10/31/17(a)(c)(g)(i)(j)		17,922	14,695,917

United States — 2.0%
Activision Blizzard, Inc., 2.30%, 09/15/21	USD	2,004	1,977,697
AliphCom (Acquired 04/27/15-07/21/15, cost $44,105,789), 15.00%, 04/28/20(a)(e)(f)(g)(i)(k)		44,575	655,253
AliphCom (Acquired 11/11/15, cost $3,000,000), 15.00%, 04/28/20(a)(e)(f)(g)(i)(k)		3,000	44,100
Allergan Funding SCS, 3.45%, 03/15/22		7,672	7,795,167
Ally Financial, Inc., 3.50%, 01/27/19		5,076	5,101,380
Apple, Inc.:
3.35%, 02/09/27		13,596	13,927,384
3.20%, 05/11/27		13,065	13,230,928
AT&T, Inc.:
3.00%, 06/30/22		12,198	12,219,669
2.85%, 02/14/23		12,040	12,087,739
4.45%, 04/01/24		1,939	2,051,097
3.40%, 08/14/24		21,444	21,554,100
Bank of America Corp.:
3.30%, 01/11/23		8,853	9,056,619
4.00%, 01/22/25		4,152	4,319,582
Becton Dickinson and Co.:
3.13%, 11/08/21		7,784	7,849,635
2.89%, 06/06/22		6,370	6,330,153
3.36%, 06/06/24		3,461	3,470,669
Citigroup, Inc.:
2.70%, 03/30/21		7,992	8,016,276
2.90%, 12/08/21		3,808	3,833,059
eBay, Inc., 2.75%, 01/30/23		4,090	4,050,151
Edgewell Personal Care Co.:
4.70%, 05/19/21 - 05/24/22		8,214	8,452,305
Forest Laboratories LLC, 5.00%, 12/15/21(c)		3,723	3,981,660
General Motors Financial Co., Inc., 3.45%, 04/10/22		3,200	3,242,660
Hughes Satellite Systems Corp., 7.63%, 06/15/21		1,337	1,477,385
JPMorgan Chase & Co.:
4.35%, 08/15/21		3,482	3,693,065
(LIBOR USD 3 Month + 1.00%), 2.36%, 01/15/23(j)		9,000	9,121,098
Santander Holdings USA, Inc., 3.70%, 03/28/22(c)		2,205	2,231,535
Sherwin-Williams Co. (The), 2.75%, 06/01/22		2,965	2,953,490

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
Synchrony Financial, 3.75%, 08/15/21	USD	2,199	$2,254,877
Verizon Communications, Inc.:
3.13%, 03/16/22		38,930	39,471,356
2.63%, 08/15/26		3,830	3,607,434

			218,057,523

Total Corporate Bonds — 3.1% (Cost: $417,370,932)			326,227,364

Floating Rate Loan Interests — 0.4%(l)

United States — 0.4%
Fieldwood Energy LLC, 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.13%), 8.82%, 09/30/20		4,979	1,597,446
Fieldwood Energy LLC, Term Loan:
(LIBOR USD 3 Month + 7.00%), 8.69%, 08/31/20(g)		2,191	1,972,277
(LIBOR USD 3 Month + 7.13%), 8.82%, 12/31/2100(g)		2,958	2,031,456
Hilton Worldwide Finance LLC, Term Loan B-2, (LIBOR USD 3 Month + 2.00%), 3.55%, 10/25/23		14,413	14,479,903
Seadrill Operating LP, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.69%, 02/21/21		13,985	11,258,035
Sheridan Investment Partners II LP, Term Loan, (LIBOR USD 3 Month + 3.50%), 4.98%, 12/16/20		11,649	10,057,317
Sheridan Investment Partners II-A LP, Term Loan, (LIBOR USD 3 Month + 3.50%), 4.98%, 12/16/20		1,621	1,399,129
Sheridan Investment Partners II-M LP, Term Loan, (LIBOR USD 3 Month + 3.50%), 4.98%, 12/16/20		604	521,839

			43,317,402

Total Floating Rate Loan Interests — 0.4% (Cost: $50,617,950)			43,317,402

Foreign Agency Obligations — 0.5%

Brazil — 0.1%
Petrobras Global Finance BV:
6.13%, 01/17/22		7,510	7,969,988
7.38%, 01/17/27		8,682	9,558,882

			17,528,870
Mexico — 0.3%
Petroleos Mexicanos:
(LIBOR USD 3 Month + 3.65%), 5.19%, 03/11/22(c)(j)		8,570	9,409,800
4.63%, 09/21/23		19,444	20,003,015

			29,412,815
South Korea — 0.1%
Export-Import Bank of Korea:
2.88%, 09/17/18		3,344	3,352,521
2.63%, 12/30/20		6,819	6,758,781

			10,111,302

Total Foreign Agency Obligations — 0.5% (Cost: $55,589,417)			57,052,987

Security	Par (000)		Value
Foreign Government Obligations — 9.4%

Argentina — 0.8%
Republic of Argentina:
6.88%, 04/22/21	USD	9,941	$10,825,749
3.88%, 01/15/22	EUR	5,376	6,789,233
5.63%, 01/26/22	USD	20,152	21,260,360
3.38%, 01/15/23	EUR	10,510	12,855,570
7.50%, 04/22/26	USD	18,591	21,047,801
6.88%, 01/26/27		12,979	14,179,557

			86,958,270
Australia — 2.0%
Commonwealth of Australia:
5.75%, 05/15/21	AUD	48,801	42,455,908
5.50%, 04/21/23		54,568	49,147,199
2.75%, 04/21/24		129,045	102,328,562
3.00%, 03/21/47		32,794	23,874,741

			217,806,410
Brazil — 1.6%
Federative Republic of Brazil:
6.00%, 08/15/22	BRL	89	28,634,495
10.00%, 01/01/23		179	54,533,028
10.00%, 01/01/27		128	38,111,396
4.63%, 01/13/28	USD	27,695	27,819,628
5.00%, 01/27/45		20,006	18,645,592
5.63%, 02/21/47		7,600	7,763,400

			175,507,539
Canada — 0.9%
Canadian Government Bond:
0.50%, 08/01/18	CAD	103,555	81,984,749
0.75%, 03/01/21		26,087	20,101,102

			102,085,851

Germany — 0.5%
Federal Republic of Germany, 0.00%, 08/15/26	EUR	45,299	53,019,736

Hungary — 0.2%
Republic of Hungary, 6.38%, 03/29/21	USD	22,384	24,848,031

Indonesia — 0.1%
Republic of Indonesia:
4.88%, 05/05/21		2,427	2,588,405
3.70%, 01/08/22(c)		3,549	3,647,545

			6,235,950
Italy — 0.2%
Republic of Italy, 1.85%, 05/15/24	EUR	13,627	16,916,928

Japan — 1.1%
Government of Japan (2 Year), 0.10%, 03/15/18	JPY	6,086,800	54,046,786
Government of Japan (2 Year), 0.10%, 10/15/18		7,006,100	62,299,727

			116,346,513
Mexico — 0.7%
United Mexican States:
8.50%, 12/13/18	MXN	7,488	38,353,866
6.50%, 06/09/22		7,337	35,718,117

			74,071,983
Poland — 1.3%
Republic of Poland:
5.00%, 03/23/22	USD	3,654	4,001,130
3.25%, 07/25/25	PLN	95,041	27,532,525

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Poland (continued)
Republic of Poland (continued):
2.50%, 07/25/26	PLN	95,635	$25,984,741
2.50%, 07/25/27		316,102	84,957,742

			142,476,138

Total Foreign Government Obligations — 9.4% (Cost: $997,561,965)			1,016,273,349

	Shares
Investment Companies — 3.8%(a)(m)
ETFS Physical Platinum Shares		67,020	5,929,259
ETFS Physical Swiss Gold Shares		230,215	29,037,018
ETFS Physical Palladium Shares		80,940	8,219,457
iShares Gold Trust(t)		2,098,037	26,246,443
SPDR Gold Shares		2,724,874	336,930,670

Total Investment Companies — 3.8% (Cost: $398,057,183)			406,362,847

		Par (000)
Non-Agency Mortgage-Backed Securities — 0.1%

Commercial Mortgage-Backed Securities — 0.1%
United Kingdom — 0.1%
Logistics UK plc, Series 2015-1A, Class F, 4.13%, 08/20/25(c)(n)	GBP	6,637	8,970,802

Total Non-Agency Mortgage-Backed Securities — 0.1% (Cost: $10,174,225)			8,970,802

Preferred Securities — 2.9%

Capital Trusts — 0.8%

Netherlands — 0.0%
ING Groep NV, 6.00%(a)(k)(n)	USD	3,944	4,087,956

United Kingdom — 0.3%(k)
HSBC Holdings plc, (USD Swap Rate 5 Year + 3.71%), 6.38%(j)		14,896	15,864,240
Lloyds Bank plc, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 13.40%), 13.00%(j)	GBP	8,180	20,691,359

			36,555,599
United States — 0.5%(a)
American Express Co., Series C, 4.90%(k)(n)		5,135	5,237,700
Citigroup, Inc., Series O, 5.87%(k)(n)		9,567	9,925,762
General Electric Co., (LIBOR USD 3 Month + 3.33%), 5.00%(j)(k)		8,146	8,395,268
Goldman Sachs Group, Inc. (The), Series M, 5.38%(k)(n)		8,271	8,519,130
Morgan Stanley, Series H, 5.45%(k)(n)		5,940	6,097,410
NBCUniversal Enterprise, Inc., 5.25%(c)(k)		6,235	6,624,687
Prudential Financial, Inc.:(n)
5.63%, 06/15/43		2,954	3,199,182
5.87%, 09/15/42		4,447	4,858,348
USB Capital IX, 3.50%(k)(n)		2,096	1,896,880

			54,754,367
Total Capital Trusts — 0.8% (Cost: $86,871,864)			95,397,922

Security		Shares	Value
Preferred Stocks — 1.6%

Brazil — 0.0%
Banco Bradesco SA (Preference), 0.00%(a)		5,864	$59,841
Itau Unibanco Holding SA (Preference), 0.00%		8,128	104,335
Petroleo Brasileiro SA (Preference), 0.00%(a)		9,168	44,498

			208,674
South Korea — 0.0%
Samsung Electronics Co. Ltd. (Preference), 0.00%		116	225,900

United States — 1.6%
Anthem, Inc., 5.25%(i)		407,836	22,838,816
Crown Castle International Corp., Series A, 6.88%(b)(i)		13,602	14,276,523
Dominion Energy, Inc., Series A, 6.75%(i)		328,925	16,992,266
Domo, Inc., Series D-2 (Acquired 04/01/15-04/12/17, cost $23,596,895), 0.00%(a)(e)(f)		2,798,626	17,547,385
Dropbox, Inc., Series C (Acquired 01/28/14, cost $28,835,783), 0.00%(a)(e)(f)		1,509,632	21,436,774
Grand Rounds, Inc., Series C (Acquired 03/31/15, cost $5,939,231), 0.00%(a)(e)(f)		2,139,107	6,096,455
Lookout, Inc. (Acquired 09/19/14-10/22/14, cost $10,936,522), 0.00%(a)(e)(f)		957,404	8,932,579
Palantir Technologies, Inc., Series I (Acquired 03/27/14, cost $11,447,321), 0.00%(a)(e)(f)		1,867,426	10,588,306
Uber Technologies, Inc., Series D (Acquired 06/10/14, cost $17,574,548), 0.00%(a)(e)(f)		1,132,888	37,351,317
Wells Fargo & Co., Series L, 7.50%(i)		3,211	4,206,378
Welltower, Inc., Series I, 6.50%(i)(k)		154,397	9,243,748

			169,510,547

Total Preferred Stocks — 1.6% (Cost: $159,327,908)			169,945,121

Trust Preferreds — 0.5%

China — 0.3%
Mandatory Exchangeable Trust, 5.75%, 06/03/19(c)(i)		159,574	31,078,632

United States — 0.2%
Citigroup Capital XIII, 7.75%, 10/30/40(b)(n)		362,772	9,968,975
GMAC Capital Trust I, Series 2, 7.20%, 02/15/40(b)(n)		405,551	10,524,049

			20,493,024
Total Trust Preferreds — 0.5% (Cost: $35,835,157)			51,571,656

Total Preferred Securities — 2.9% (Cost: $282,034,929)			316,914,699

		Par (000)
U.S. Treasury Obligations — 15.0%

U.S. Treasury Notes:
1.25%, 12/15/18(m)	USD	30,000	29,842,969
1.13%, 07/31/21		22,358	21,620,401
2.00%, 10/31/22 - 11/30/22		702,447	696,187,062
2.13%, 09/30/24(p)		261,200	257,914,595
2.25%, 10/31/24 - 11/15/27		625,603	619,355,676

Total U.S. Treasury Obligations — 15.0% (Cost: $1,634,363,138)			1,624,920,703

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Shares	Value
Warrants — 0.0%

Australia — 0.0%(a)(f)
Quintis Ltd. (issued/exercisable 01/08/2011, 2 share for 1 warrant, Expires 07/15/2018, Strike Price AUD 1.28)	3,767,700		$29

Total Warrants — 0.0%			29

Total Long-Term Investments — 90.3% (Cost: $8,746,711,796)			9,749,684,509

Short-Term Securities — 11.5%

		Shares
Money Market Funds — 2.3%(q)(t)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%	USD	10,574,106	10,574,106
SL Liquidity Series, LLC, Money Market Series, 1.48%(r)		235,838,442	235,814,858

Total Money Market Funds — 2.3% (Cost: $246,403,657)			246,388,964

		Par (000)
Time Deposits — 0.0%

Canada — 0.0%
Brown Brothers Harriman & Co., 0.33%, 01/02/18	CAD	3	2,377

United Kingdom — 0.0%
Citibank NA, 0.16%, 01/02/18	GBP	104	140,667

Total Time Deposits — 0.0% (Cost: $143,044)			143,044

U.S. Treasury Obligations — 9.2%

U.S. Treasury Bills:
1.15%, 01/02/18	USD	198,000	198,000,000
1.13%, 01/04/18		205,000	204,987,087
1.21%, 01/11/18(p)		33,000	32,990,285
1.17%, 01/18/18		115,000	114,936,686
1.14%, 01/25/18		165,000	164,870,338
1.24%, 02/01/18		80,000	79,915,638
1.23%, 02/08/18		75,000	74,903,549
1.25%, 02/15/18		119,000	118,820,013

Total U.S. Obligations — 9.2% (Cost $989,404,918)			989,423,596

Total Short-Term Securities — 11.5% (Cost: $1,235,951,619)			1,235,955,604

Total Options Purchased — 0.3% (Cost: $36,800,490)			43,312,386

Total Investments — 102.1% (Cost: $10,019,463,905)			11,028,952,499
Liabilities in Excess of Other Assets — (2.1)%			(230,739,311)

Net Assets — 100.0%			$10,798,213,188

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(e)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $105,200,214 , representing 1.00% of its net assets as of period end, and an original cost of $148,417,899.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Zero-coupon bond.
(i)	Convertible security.
(j)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Perpetual security with no stated maturity date.
(l)	Variable rate security. Rate shown is the rate in effect as of period end.
(m)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(n)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(o)	Rates are discount rates or a range of discount rates at the time of purchase.
(p)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.
(q)	Annualized 7-day yield as of period end.
(r)	Security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation V.I. Fund

(t)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the fund were as follows:

Affiliates	Shares Held at 12/31/16	Shares Purchased		Shares Sold		Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,489,583	7,084,523	(b)	—		10,574,106	$10,574,106	$51,448		$—	$—
SL Liquidity Series, LLC, Money Market Series	304,751,698	—		(68,913,256	)(c)	235,838,442	235,814,858	2,573,563	(d)	(30,958)	222
iShares Gold Trust	2,098,037	—		—		2,098,037	26,246,443	—		—	3,000,193
iShares iBoxx $ High Yield Corporate Bond ETF	122,665	—		(122,665)		—	—	93,976		368,124	(353,624)

							$272,635,407	$2,718,987		$337,166	$2,646,791

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	Represents net shares sold.
(d)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation/ (Depreciation)
Short Contracts
Yen Denominated Nikkei 225 Index	138	03/08/18	$13,901	$(118,210)
EURO STOXX 50 Index	89	03/16/18	3,730	76,458
NASDAQ 100 E-Mini Index	168	03/16/18	21,533	(70,135)
S&P 500 E-Mini Index	210	03/16/18	28,098	(279,124)

				$(391,011)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	131,108,687	USD	1,161,951	BNP Paribas SA	01/04/18	$1,709
USD	76,642	JPY	8,624,999	Barclays Bank plc	01/04/18	90
USD	26,525,000	MXN	492,932,643	UBS AG	01/11/18	1,493,650
USD	21,261,000	MXN	405,957,534	Deutsche Bank AG	01/18/18	676,421
USD	62,453,233	AUD	79,763,000	Goldman Sachs International	01/25/18	217,513
GBP	20,413,000	USD	26,846,157	JP Morgan Chase Bank NA	02/08/18	748,544
GBP	20,413,000	USD	26,852,281	JP Morgan Chase Bank NA	02/16/18	748,816
NZD	34,135,000	USD	23,523,282	JP Morgan Chase Bank NA	02/22/18	652,374
USD	24,413,693	NZD	34,135,000	JP Morgan Chase Bank NA	02/22/18	238,037
GBP	20,345,000	USD	26,768,425	JP Morgan Chase Bank NA	02/23/18	746,304
EUR	42,096,000	USD	49,698,538	UBS AG	03/15/18	1,025,521
JPY	3,573,985,000	USD	31,654,013	Goldman Sachs International	03/15/18	178,896
EUR	32,446,000	USD	38,417,524	UBS AG	03/16/18	681,300
SEK	225,145,264	EUR	22,773,000	Deutsche Bank AG	03/22/18	124,269
SEK	225,224,970	EUR	22,773,000	BNP Paribas SA	03/29/18	133,536
EUR	42,213,000	USD	49,933,758	UBS AG	04/12/18	1,027,462

						8,694,442

JPY	184,203,375	USD	1,636,912	Barclays Bank plc	01/05/18	(1,926)
NOK	171,746,000	USD	21,520,976	Morgan Stanley & Co., Inc.	01/26/18	(588,300)
USD	17,172,294	EUR	14,481,000	UBS AG	02/26/18	(258,152)
JPY	2,982,565,000	USD	26,572,510	Barclays Bank plc	03/08/18	(19,098)
EUR	22,639,000	PLN	95,959,929	Deutsche Bank AG	03/16/18	(292,141)
USD	10,109,060	AUD	13,000,000	Citibank NA	04/06/18	(32,261)
USD	27,396,612	AUD	36,024,000	Deutsche Bank AG	04/13/18	(705,489)

						(1,897,367)

	Net Unrealized Appreciation					$6,797,075

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation V.I. Fund

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Tokyo Stock Price Index	Morgan Stanley & Co. International plc	3,384,276	01/12/18	JPY	1,785.00	JPY	6,151,125	$1,183,646
Franklin Resources, Inc.	Goldman Sachs International	267,940	01/19/18	USD	45.00	USD	11,610	46,889
S&P 500 Index	Deutsche Bank AG	34,284	01/19/18	USD	2,685.00	USD	91,662	443,978
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	138,888	01/19/18	USD	126.00	USD	17,174	55,555
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	138,890	01/19/18	USD	125.00	USD	17,174	88,195
Synchrony Financial	Goldman Sachs International	296,775	01/19/18	USD	35.00	USD	11,458	1,142,584
Travelers Cos., Inc. (The)	Goldman Sachs International	106,866	01/19/18	USD	135.00	USD	14,495	237,777
Tokyo Stock Price Index	Citibank NA	2,460,020	02/09/18	JPY	1,785.00	JPY	4,471,234	1,178,602
S&P 500 Index	BNP Paribas SA	41,080	02/16/18	USD	2,690.00	USD	109,832	944,840
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	345,955	02/16/18	USD	130.00	USD	42,777	119,354
Tokyo Stock Price Index	Morgan Stanley & Co. International plc	2,733,462	03/09/18	JPY	1,800.00	JPY	4,968,231	1,491,972
S&P 500 Index	Bank of America NA	23,291	03/16/18	USD	2,675.00	USD	62,271	1,038,779
S&P 500 Index	UBS AG	23,293	03/16/18	USD	2,670.00	USD	62,276	1,115,735
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	345,988	03/16/18	USD	127.00	USD	42,781	413,456
EUR Currency	UBS AG	—	03/27/18	USD	1.20	EUR	268,091	5,599,965
S&P 500 Index	Societe Generale SA	16,433	03/29/18	USD	2,675.00	USD	43,935	903,629
S&P 500 Index	Citibank NA	13,681	04/20/18	USD	2,700.00	USD	36,578	682,012
S&P 500 Index	Morgan Stanley & Co. International plc	11,982	04/20/18	USD	2,695.00	USD	32,035	633,595
EUR Currency	Barclays Bank plc	—	05/18/18	USD	1.19	EUR	135,126	4,552,691
EURO STOXX 50 Index	Deutsche Bank AG	3,336	09/21/18	EUR	3,426.55	EUR	11,689	658,198
BP plc	UBS AG	869,910	01/18/19	USD	40.00	USD	36,562	3,088,181
Chevron Corp.	UBS AG	275,840	01/18/19	USD	125.00	USD	34,532	2,475,664
ConocoPhillips	UBS AG	458,581	01/18/19	USD	52.50	USD	25,172	2,717,092
Exxon Mobil Corp.	UBS AG	187,537	01/18/19	USD	95.00	USD	15,686	213,792
Occidental Petroleum Corp.	UBS AG	403,026	01/18/19	USD	75.00	USD	29,687	2,146,113
Royal Dutch Shell plc	UBS AG	496,555	01/18/19	USD	60.00	USD	33,125	3,798,646
Schlumberger Ltd.	UBS AG	271,460	01/18/19	USD	90.00	USD	18,294	145,231
Schneider Electric SE	UBS AG	585,698	01/18/19	USD	35.00	USD	21,507	2,416,004
TOTAL SA	UBS AG	598,145	01/18/19	USD	60.00	USD	33,065	1,001,893

								40,534,068

Put
USD Currency	BNP Paribas SA	—	01/12/18	JPY	111.75	USD	137,396	272,686
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	277,778	01/19/18	USD	117.00	USD	34,347	17,959

								290,645

								$40,824,713

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap, 04/24/18	3 month LIBOR	Quarterly	2.15%	Semi Annual	Goldman Sachs International	04/24/18	2.15%	USD	692,291	$1,903,807
Put
10-Year Interest Rate Swap, 01/04/18	2.46%	Semi Annual	3 month LIBOR	Quarterly	Goldman Sachs International	01/04/18	2.46%	USD	138,646	55,056
5-Year Interest Rate Swap, 04/04/18	1.07%	Semi Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	04/04/18	1.07%	JPY	2,370,178	55
30-Year Interest Rate Swap, 05/02/18	2.75%	Semi Annual	3 month LIBOR	Quarterly	Goldman Sachs International	05/02/18	2.75%	USD	31,963	406,086

										461,197

										$2,365,004

OTC Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
5Y-30Y CMS Index Cap	0.60%	Goldman Sachs International	11/06/18	USD	215,050	$122,669	$659,487	$(536,818)

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation V.I. Fund

OTC Barrier Options Written

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price	Barrier Price/Range		Notional Amount (000)		Value
Put
EURO STOXX 50 Index	Down-and-In	Deutsche Bank AG	(3,336)	09/21/18	EUR 2,586.07	EUR	2,165.83	EUR	(11,689)	$(76,447)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	BNP Paribas SA	—	01/12/18	JPY	115.00	USD	137,396	$(26,112)
Synchrony Financial	Bank of America NA	296,775	01/19/18	USD	35.00	USD	11,458	(1,142,584)
USD Currency	BNP Paribas SA	—	01/26/18	ZAR	15.25	USD	34,324	(15)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	345,988	03/16/18	USD	140.00	USD	42,781	(41,519)
Flight Centre Travel Group Ltd.	Barclays Bank plc	34,069	01/18/19	USD	180.00	USD	6,556	(1,008,442)
Pioneer Natural Resources Co.	UBS AG	72,530	01/18/19	USD	165.00	USD	12,537	(2,063,479)
United Continental Holdings, Inc.	Deutsche Bank AG	90,361	01/18/19	USD	75.00	USD	6,090	(582,828)

								(4,864,979)

Put
USD Currency	BNP Paribas SA	—	01/12/18	JPY	108.00	USD	137,396	(1,334)
S&P 500 Index	Deutsche Bank AG	17,142	01/19/18	USD	2,500.00	USD	45,831	(48,426)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	277,778	01/19/18	USD	120.00	USD	34,347	(44,217)
Tokyo Stock Price Index	Citibank NA	2,460,020	02/09/18	JPY	1,675.00	JPY	4,471,234	(97,213)
S&P 500 Index	BNP Paribas SA	20,540	02/16/18	USD	2,450.00	USD	54,916	(117,078)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	241,806	02/16/18	USD	115.00	USD	29,899	(25,092)
Tokyo Stock Price Index	Morgan Stanley & Co. International plc	2,733,462	03/09/18	JPY	1,650.00	JPY	4,968,231	(131,002)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	145,105	03/16/18	USD	115.00	USD	17,942	(10,440)
BP plc	UBS AG	869,910	01/18/19	USD	25.00	USD	36,562	(173,982)
Chevron Corp.	UBS AG	275,840	01/18/19	USD	80.00	USD	34,532	(205,501)
ConocoPhillips	UBS AG	458,581	01/18/19	USD	35.00	USD	25,172	(311,835)
Exxon Mobil Corp.	UBS AG	187,537	01/18/19	USD	60.00	USD	15,686	(128,463)
Occidental Petroleum Corp.	UBS AG	403,026	01/18/19	USD	45.00	USD	29,687	(253,906)
Royal Dutch Shell plc	UBS AG	496,555	01/18/19	USD	40.00	USD	33,125	(86,897)
Schlumberger Ltd.	UBS AG	271,460	01/18/19	USD	60.00	USD	18,294	(916,178)
Schneider Electric SE	UBS AG	585,698	01/18/19	USD	25.00	USD	21,507	(307,492)
TOTAL SA	UBS AG	598,145	01/18/19	USD	40.00	USD	33,065	(284,119)

								(3,143,175)

								$(8,008,154)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate		Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap, 04/24/18	1.90%	Semi Annual	3 month LIBOR	Quarterly	Goldman Sachs International	04/26/23	1.90%	USD	692,291	$(466,743)
Put
10-Year Interest Rate Swap, 01/04/18	2.61%	Semi Annual	3 month LIBOR	Quarterly	Goldman Sachs International	01/08/28	2.61	USD	138,646	(61)
5-Year Interest Rate Swap, 04/24/18	2.40%	Semi Annual	3 month LIBOR	Quarterly	Goldman Sachs International	04/26/23	2.40	USD	346,146	(1,127,344)
5-Year Interest Rate Swap, 05/02/18	2.50%	Semi Annual	3 month LIBOR	Quarterly	Goldman Sachs International	05/04/23	2.50	USD	146,213	(317,831)

										(1,445,236)

										$(1,911,979)

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation V.I. Fund

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.29.V1	5.00%	Quarterly	12/20/22	USD	8,975	$(756,013)	$—	$(756,013)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3 month LIBOR	Quarterly	2.40%	Semi-Annual	03/07/2018	(a)	03/07/23	USD	134,710	$850,507	$—	$850,507
0.42%	Annual	6 month EURIBOR	Semi-Annual	03/07/2018	(a)	03/07/23	EUR	119,219	(380,044)	—	(380,044)
0.34%	Annual	6 month EURIBOR	Semi-Annual	06/14/2018	(a)	06/14/23	EUR	118,086	651,804	—	651,804
3 month LIBOR	Quarterly	2.33%	Semi-Annual	06/14/2018	(a)	06/14/23	USD	147,260	167,932	—	167,932
0.37%	Annual	6 month EURIBOR	Semi-Annual	N/A		08/15/26	EUR	45,313	1,590,492	—	1,590,492

									$2,880,691	$—	$2,880,691

(a)	Forward Swap

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Airbus SE	1.00%	Quarterly	Barclays Bank plc	06/20/22	EUR	3,449	$(134,857)	$(122,411)	$(12,446)
Airbus SE	1.00%	Quarterly	Barclays Bank plc	06/20/22	EUR	6,893	(269,510)	(229,159)	(40,351)
Akzo Nobel NV	1.00%	Quarterly	Barclays Bank plc	06/20/22	EUR	6,893	(200,378)	(156,127)	(44,251)
BASF SE	1.00%	Quarterly	Barclays Bank plc	06/20/22	EUR	6,893	(285,049)	(247,605)	(37,444)
Bayer AG	1.00%	Quarterly	Barclays Bank plc	06/20/22	EUR	6,893	(253,717)	(221,802)	(31,915)
BP plc	1.00%	Quarterly	Barclays Bank plc	06/20/22	EUR	6,893	(227,497)	(156,214)	(71,283)
Compagnie de Saint-Gobain SA	1.00%	Quarterly	Barclays Bank plc	06/20/22	EUR	6,893	(239,866)	(192,494)	(47,372)
Royal Dutch Shell plc	1.00%	Quarterly	Barclays Bank plc	06/20/22	EUR	3,449	(136,598)	(109,308)	(27,290)
Royal Dutch Shell plc	1.00%	Quarterly	Barclays Bank plc	06/20/22	EUR	6,893	(272,987)	(199,803)	(73,184)
Statoil ASA	1.00%	Quarterly	Barclays Bank plc	06/20/22	EUR	6,893	(324,888)	(251,303)	(73,585)
Volkswagen AG	1.00%	Quarterly	Barclays Bank plc	06/20/22	EUR	6,893	(204,200)	(134,448)	(69,752)

							$(2,549,547)	$(2,020,674)	$(528,873)

OTC Currency Swaps

Paid by the Fund			Received by the Fund		Notional Amount (000)				Counterparty	Termination Date (a)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate		Frequency	Rate	Frequency	Delivered		Received
0.10	JPY	Semi-Annual	1.96%	Semi-Annual	JPY	3,652,350	USD	32,208	Bank of America NA	03/15/18	$(40,406)	$—	$(40,406)
0.10	JPY	Semi-Annual	1.84%	Semi-Annual	JPY	2,434,450	USD	21,624	Bank of America NA	03/15/18	116,351	—	116,351
0.10	JPY	Semi-Annual	2.01%	Semi-Annual	JPY	7,006,100	USD	67,725	Bank of America NA	10/15/18	5,666,874	—	5,666,874

											$5,742,819	$—	5,742,819

(a)	At expiration date, the notional amount delivered will be exchanged for the notional amount received.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation V.I. Fund

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid / (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Nikkei Dividend Future December 2017	JPY	600,750,000	BNP Paribas SA	04/02/18	JPY	600,750	$583,892	$—	$583,892
Nikkei Dividend Future December 2017	JPY	594,918,000	BNP Paribas SA	04/02/18	JPY	594,918	635,651	—	635,651
S&P 500 Index Annual Dividend Future December 2018	USD	7,094,313	BNP Paribas SA	12/21/18	USD	7,094	842,212	—	842,212
Nikkei Dividend Future December 2018	JPY	316,800,000	BNP Paribas SA	04/01/19	JPY	316,800	619,836	—	619,836
Nikkei Dividend Future December 2018	JPY	618,839,000	BNP Paribas SA	04/01/19	JPY	618,839	1,408,804	—	1,408,804
Nikkei Dividend Future December 2018	JPY	309,375,000	BNP Paribas SA	04/01/19	JPY	309,375	685,733	—	685,733
Euro Stoxx 50 Index Dividend Future December 2019	EUR	3,589,050	BNP Paribas SA	12/20/19	EUR	3,589	1,137,278	—	1,137,278
Euro Stoxx 50 Index Dividend Future December 2019	EUR	1,688,400	BNP Paribas SA	12/20/19	EUR	1,688	550,299	—	550,299
Euro Stoxx 50 Index Dividend Future December 2019	EUR	3,305,250	BNP Paribas SA	12/20/19	EUR	3,305	1,017,773	—	1,017,773
Euro Stoxx 50 Index Dividend Future December 2019	EUR	2,608,580	BNP Paribas SA	12/20/19	EUR	2,609	764,952	—	764,952
Nikkei Dividend Future December 2019	JPY	314,640,000	BNP Paribas SA	04/01/20	JPY	314,640	943,333	—	943,333
Nikkei Dividend Future December 2019	JPY	510,000,000	BNP Paribas SA	04/01/20	JPY	510,000	1,700,022	—	1,700,022
Nikkei Dividend Future December 2019	JPY	418,800,000	BNP Paribas SA	04/01/20	JPY	418,800	1,264,167	—	1,264,167
Euro Stoxx 50 Index Dividend Future December 2020	EUR	2,800,780	BNP Paribas SA	12/18/20	EUR	2,801	619,291	—	619,291
Euro Stoxx 50 Index Dividend Future December 2020	EUR	720,000	BNP Paribas SA	12/18/20	EUR	720	275,366	—	275,366
Euro Stoxx 50 Index Dividend Future December 2020	EUR	970,000	BNP Paribas SA	12/18/20	EUR	970	355,156	—	355,156
Euro Stoxx 50 Index Dividend Future December 2020	EUR	1,810,440	BNP Paribas SA	12/18/20	EUR	1,810	683,483	—	683,483
Euro Stoxx 50 Index Dividend Future December 2020	EUR	836,940	BNP Paribas SA	12/18/20	EUR	837	317,336	—	317,336
Euro Stoxx 50 Index Dividend Future December 2020	EUR	964,000	BNP Paribas SA	12/18/20	EUR	964	362,355	—	362,355
Euro Stoxx 50 Index Dividend Future December 2020	EUR	2,919,700	BNP Paribas SA	12/18/20	EUR	2,920	1,069,018	—	1,069,018
S&P 500 Index Annual Dividend Future December 2020	USD	2,914,481	Goldman Sachs International	12/18/20	USD	2,914	621,169	—	621,169
Nikkei Dividend Future December 2020	JPY	104,085,000	BNP Paribas SA	04/01/21	JPY	104,085	234,835	—	234,835
Nikkei Dividend Future December 2020	JPY	89,240,000	BNP Paribas SA	04/01/21	JPY	89,240	194,941	—	194,941
Nikkei Dividend Future December 2020	JPY	143,310,000	BNP Paribas SA	04/01/21	JPY	143,310	187,087	—	187,087
Nikkei Dividend Future December 2020	JPY	191,375,000	BNP Paribas SA	04/01/21	JPY	191,375	447,082	—	447,082
Nikkei Dividend Future December 2020	JPY	384,120,000	BNP Paribas SA	04/01/21	JPY	384,120	839,095	—	839,095
Euro Stoxx 50 Index Dividend Future December 2021	EUR	1,524,150	BNP Paribas SA	12/17/21	EUR	1,524	168,459	—	168,459
Euro Stoxx 50 Index Dividend Future December 2021	EUR	1,353,230	BNP Paribas SA	12/17/21	EUR	1,353	314,361	—	314,361
Euro Stoxx 50 Index Dividend Future December 2021	EUR	1,637,150	BNP Paribas SA	12/17/21	EUR	1,637	62,464	—	62,464
Euro Stoxx 50 Index Dividend Future December 2021	EUR	833,520	BNP Paribas SA	12/17/21	EUR	834	20,697	—	20,697
Euro Stoxx 50 Index Dividend Future December 2021	EUR	1,409,760	BNP Paribas SA	12/17/21	EUR	1,410	261,327	—	261,327
S&P 500 Index Annual Dividend Future December 2021	USD	3,726,213	BNP Paribas SA	12/17/21	USD	3,726	936,350	—	936,350
Nikkei Dividend Future December 2021	JPY	199,250,000	BNP Paribas SA	04/01/22	JPY	199,250	411,360	—	411,360
Nikkei Dividend Future December 2021	JPY	198,750,000	BNP Paribas SA	04/01/22	JPY	198,750	415,798	—	415,798
Nikkei Dividend Future December 2021	JPY	144,840,000	BNP Paribas SA	04/01/22	JPY	144,840	196,743	—	196,743
Nikkei Dividend Future December 2021	JPY	389,070,000	BNP Paribas SA	04/01/22	JPY	389,070	862,818	—	862,818
Euro Stoxx 50 Index Dividend Future December 2022	EUR	744,600	BNP Paribas SA	12/16/22	EUR	745	81,590	—	81,590
Euro Stoxx 50 Index Dividend Future December 2022	EUR	3,130,720	BNP Paribas SA	12/16/22	EUR	3,131	143,598	—	143,598
Euro Stoxx 50 Index Dividend Future December 2022	EUR	1,495,800	BNP Paribas SA	12/16/22	EUR	1,496	140,922	—	140,922
Euro Stoxx 50 Index Dividend Future December 2022	EUR	1,481,040	BNP Paribas SA	12/16/22	EUR	1,481	172,970	—	172,970
Nikkei Dividend Future December 2022	JPY	143,820,000	BNP Paribas SA	04/03/23	JPY	143,820	227,823	—	227,823
Nikkei Dividend Future December 2022	JPY	145,520,000	JP Morgan Chase Bank NA	04/03/23	JPY	145,520	212,736	—	212,736
Euro Stoxx 50 Index Dividend Future December 2023	EUR	2,147,040	BNP Paribas SA	12/15/23	EUR	2,147	29,480	—	29,480

							$23,019,662	$—	$23,019,662

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

Balances reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$—	$3,260,735	$(1,136,057)
OTC Derivatives	—	(2,020,674)	28,802,887	(569,279)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures Contracts
Net unrealized appreciation(a)	$—	$—	$76,458	$—	$—	$—	$76,458
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	8,694,442	—	—	8,694,442
Options purchased
Investments at value — unaffiliated(b)	—	—	30,399,371	10,425,342	2,487,673	—	43,312,386
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	3,260,735	—	3,260,735
Swaps — OTC
Net unrealized appreciation on OTC swaps; Swap premiums paid	—	—	23,019,662	—	5,783,225	—	28,802,887

	$—	$—	$53,495,491	$19,119,784	$11,531,633	$—	$84,146,908

Liabilities — Derivative Financial Instruments
Futures Contracts
Net unrealized depreciation(a)	$—	$—	$467,469	$—	$—	$—	$467,469
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,897,367	—	—	1,897,367
Options written
Options written, at value	—	—	8,057,140	27,461	1,911,979	—	9,996,580
Swaps — centrally cleared
Net unrealized depreciation(a)	—	756,013	—	—	380,044	—	1,136,057
Swaps — OTC
Net unrealized depreciation on OTC swaps; Swap premiums received	—	2,549,547	—	—	40,406	—	2,589,953

	$—	$3,305,560	$8,524,609	$1,924,828	$2,332,429	$—	$16,087,426

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended 31 December, 2017, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net realized Gain (Loss) from:
Futures Contracts	$—	$—	$(42,141,232)	$—	$—	$—	$(42,141,232)
Forward foreign currency exchange contracts	—	—	—	30,891,297	—	—	30,891,297
Options purchased(a)	—	—	26,002,437	(7,072,173)	(1,774,993)	—	17,155,271
Options written	—	—	6,779,692	16,894,630	(3,570,758)	—	20,103,564
Swaps	—	1,741,429	3,943,981	688,831	(6,081,676)	—	292,565

	$—	$1,741,429	$(5,415,122)	$41,402,585	$(11,427,427)	$—	$26,301,465

Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$—	$—	$107,675	$—	$—	$—	$107,675
Forward foreign currency exchange contracts	—	—	—	(62,539,435)	—	—	(62,539,435)
Options purchased(b)	—	—	(51,079,760)	(2,972,692)	(12,343,564)	—	(66,396,016)
Options written	—	—	3,223,314	3,774,150	12,822,488	—	19,819,952
Swaps	—	(3,187,077)	14,719,447	—	8,318,460	—	19,850,830

	$—	$(3,187,077)	$(33,029,324)	$(61,737,977)	$8,797,384	$—	$(89,156,994)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,740,606
Average notional value of contracts — short	$131,867,584
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$307,112,927
Average amounts sold — in USD	$257,297,493
Options:
Average value of option contracts purchased	$47,788,652
Average value of option contracts written	$11,166,837
Average notional value of swaption contracts purchased	$1,128,088,207
Average notional value of swaption contracts written	$1,394,399,196
Credit default swaps:
Average notional value — buy protection	$46,271,989
Interest rate swaps:
Average notional value — pays fixed rate	$355,446,735
Average notional value — receives fixed rate	$322,428,750
Currency swaps:
Average notional value — pays	$60,778,500
Average notional value — receives	$119,281,405
Total return swaps:
Average notional value	$114,336,691

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$402,371	$—
Forward foreign currency exchange contracts	8,694,442	1,897,367
Options(a)	43,189,717	10,533,398
Swaps — Centrally cleared	904,629	—
Swaps — OTC(b)	28,802,887	2,589,953

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$81,994,046	$15,020,718
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,307,000)	—

Total derivative assets and liabilities subject to an MNA	$80,687,046	$15,020,718

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America NA	$6,822,004	$(1,182,990)	$—	$(5,639,014)	$—
Barclays Bank plc	4,552,781	(3,579,013)	—	—	973,768
BNP Paribas SA	23,538,527	(144,539)	—	(23,380,000)	13,988
Citibank NA	1,860,614	(129,474)	—	(1,731,140)	—
Deutsche Bank AG	1,902,921	(1,705,331)	—	(197,590)	—
Goldman Sachs International	4,809,777	(2,448,797)	—	(2,360,980)	—
JP Morgan Chase Bank NA	3,346,811	—	—	—	3,346,811
Morgan Stanley & Co. International plc(e)	4,003,732	(840,570)	—	(3,163,162)	—
Societe Generale SA	903,629	—	—	(903,629)	—
UBS AG	28,946,249	(4,990,004)	$(15,857,675)	(4,050,000)	4,048,570

	$80,687,045	$(15,020,718)	$(15,857,675)	$(41,425,515)	$8,383,137

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation V.I. Fund

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)
Bank of America NA	$1,182,990	$(1,182,990)	$—	$—	$—
Barclays Bank plc	3,579,013	(3,579,013)	—	—	—
BNP Paribas SA	144,539	(144,539)	—	—	—
Citibank NA	129,474	(129,474)	—	—	—
Deutsche Bank AG	1,705,331	(1,705,331)	—	—	—
Goldman Sachs International	2,448,797	(2,448,797)	—	—	—
Morgan Stanley & Co. International plc(e)	840,570	(840,570)	—	—	—
UBS AG	4,990,004	(4,990,004)	—	—	—

	$15,020,718	$(15,020,718)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable from the counterparty in the event of default.
(e)	Includes derivatives owned by the BlackRock Cayman Global Allocation V.I. Fund I, Ltd., a wholly owned subsidiary of the Fund. See Note 1.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments and derivative instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$—	$973,117	$—	$973,117
Belgium	—	43,470,280	—	43,470,280
Brazil	21,602,368	—	—	21,602,368
Canada	48,354,738	—	—	48,354,738
China	19,595,565	14,209,265	—	33,804,830
Czech Republic	4,441,567	—	—	4,441,567
Denmark	—	393,456	—	393,456
Finland	—	25,822,620	—	25,822,620
France	956,675	289,299,813	—	290,256,488
Germany	—	202,463,592	—	202,463,592
Hong Kong	10,271,399	71,152,137	—	81,423,536
India	1,602,466	155,087,268	—	156,689,734
Indonesia	11,016,061	—	—	11,016,061
Ireland	3,150,219	16,201	—	3,166,420
Israel	285,680	—	—	285,680
Italy	53,635,793	55,344,694	—	108,980,487
Japan	317,914	897,726,798	—	898,044,712
Mexico	338,306	—	—	338,306
Netherlands	42,043,644	180,399,444	—	222,443,088
Norway	—	153,777	—	153,777
Peru	33,396	—	—	33,396
Poland	56,071	190,081	—	246,152
Portugal	10,624,858	—	—	10,624,858
Singapore	—	27,853,845	—	27,853,845
South Africa	131,652	159,945	—	291,597
South Korea	42,212,300	26,261,002	—	68,473,302
Spain	—	42,190,112	—	42,190,112
Sweden	—	19,510,991	—	19,510,991
Switzerland	—	133,012,141	—	133,012,141
Taiwan	18,624,022	48,101,302	—	66,725,324
Thailand	7,689,365	12,654,902	—	20,344,267
Turkey	—	231,757	—	231,757
United Arab Emirates	39,994,489	—	—	39,994,489
United Kingdom	87,822,899	202,597,718	—	290,420,617
United States	3,075,094,161	—	472,461	3,075,566,622

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation V.I. Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds:
Australia	$—	$20,088,600	$2,075,584	$22,164,184
Brazil	—	1,558,485	—	1,558,485
Chile	—	195,219	—	195,219
China	—	—	24,000	24,000
France	—	8,231,719	—	8,231,719
Germany	—	21,574,455	—	21,574,455
India	—	—	1	1
Italy	—	7,706,282	—	7,706,282
Luxembourg	—	8,453,470	—	8,453,470
Mexico	—	3,483,022	—	3,483,022
Netherlands	—	2,331,251	—	2,331,251
Singapore	—	6,591,368	—	6,591,368
Switzerland	—	5,555,808	—	5,555,808
Turkey	—	—	5,604,660	5,604,660
United Arab Emirates	—	14,695,917	—	14,695,917
United States	—	217,358,170	699,353	218,057,523
Floating Rate Loan Interests	—	43,317,402	—	43,317,402
Foreign Agency Obligations	—	57,052,987	—	57,052,987
Foreign Government Obligations	—	1,016,273,349	—	1,016,273,349
Investment Companies	406,362,847	—	—	406,362,847
Non-Agency Mortgage-Backed Securities	—	8,970,802	—	8,970,802
Preferred Securities	88,259,429	126,702,454	101,952,816	316,914,699
U.S. Treasury Obligations	—	1,624,920,703	—	1,624,920,703
Warrants	—	—	29	29
Short-Term Securities:
Money Market Funds	10,574,106	—	—	10,574,106
Time Deposits	—	143,044	—	143,044
U.S. Treasury Obligations	—	989,423,596	—	989,423,596
Options Purchased:
Equity contracts	—	30,399,371	—	30,399,371
Foreign currency exchange contracts	—	10,425,342	—	10,425,342
Interest rate contracts	—	2,365,004	—	2,365,004

Subtotal	$4,005,091,990	$6,677,094,078	$110,828,904	$10,793,014,972

Investments valued at NAV(a)				$235,814,858

Total Investments				$11,028,829,830

Derivative Financial Instruments(b)
Assets:
Equity contracts	$76,458	$23,019,662	$—	$23,096,120
Foreign currency exchange contracts	—	8,694,442	—	8,694,442
Interest rate contracts	—	9,043,960	—	9,043,960

Liabilities:
Credit contracts	—	(1,284,886)	—	(1,284,886)
Equity contracts	(467,469)	(8,057,140)	—	(8,524,609)
Foreign currency exchange contracts	—	(1,924,828)	—	(1,924,828)
Interest rate contracts	—	(2,332,429)	—	(2,332,429)

	$(391,011)	$27,158,781	$—	$26,767,770

(a)	As of December 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the year ended December 31, 2017, there were no transfers between Levels 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Global Allocation V.I. Fund

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Rights	Warrants	Total
Investments:
Assets:
Opening Balance, as of December 31, 2016	$1,126,894	$24,183,817	$16,176,802	$119,783,830	$3	$—	$161,271,346
Transfers into Level 3	—	25	—	—	—	—	25
Transfers out of Level 3	—	—	(3,485,372)	—	—	—	(3,485,372)
Other[1]	—	(29)	—	—	—	29	—
Accrued discounts/premiums	—	(65)	1,367	—	—	—	1,302
Net realized gain (loss)	(5,538,430)	(8,953,056)	60,673	—	—	—	(14,430,813)
Net change in unrealized appreciation (depreciation)[1,2]	7,640,913	2,391,520	29,690	(23,603,480)	—	—	(13,541,357)
Purchases	—	50,600,834	—	5,772,466	—	—	56,373,300
Sales	(2,756,916)	(59,819,448)	(12,783,160)	—	(3)	—	(75,359,527)

Closing Balance, as of December 31, 2017	$472,461	$8,403,598	$—	$101,952,816	$—	$29	$110,828,904

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017[2]	$17,616	$(3,240,605)	$—	$(23,603,481)	$—	$5	$(26,826,465)

(1)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(2)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $24,030. A significant change in such third party pricing information could result in significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Common Stocks[c]	$472,461	Market	Revenue Multiple[a]	5.75x	—
			Time to Exit[a]	1 year	—
			Volatility[a]	24%	—
			Estimated Recovery Value[a]	—	—
Corporate Bonds	8,379,597	Income	Discount Rate[b]	19%-24%	20.35%
		Market	Estimated Recovery Value[a]	—	—
Preferred Stocks[c]	101,952,816	Market	Discount Rate[b]	20%	—

			Revenue Multiple[a]	5.75x- 12.25x	9.11x
			Time to Exit[a,b]	1-2 years	—
			Volatility[a,b]	24%-43%	29.71%
			Recent Transactions[a]	—	—
	$110,804,874

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.
(c)	For the year ended December 31, 2017, the valuation technique changed for certain investments in common stocks and preferred stocks with a total value of $8,949,789 from a hybrid model using Probability-Weighted Expected Return Model (“PWERM”) and Option Pricing Model (“OPM”) to using only OPM. The change was due to consideration of liquidation preferences and exit strategy.

See notes to consolidated financial statements.

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities

December 31, 2017

BlackRock Global Allocation V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $224,291,034) (cost — $9,744,056,799)	$10,756,317,092
Investments at value — affiliated (cost — $275,407,106)	272,635,407
Cash	3,427,024
Cash pledged:
Futures contracts	2,285,000
Centrally cleared swaps	4,926,000
Foreign currency at value (cost — $3,470,317)	3,470,345
Receivables:
Investments sold	8,017,662
Securities lending income — affiliated	93,638
Capital shares sold	1,280,029
Tax reclaims	1,847,703
Dividends — affiliated	7,074
Dividends — unaffiliated	5,055,277
Interest — unaffiliated	21,168,847
Variation margin on futures contracts	402,371
Variation margin on centrally cleared swaps	904,629
Unrealized appreciation on:
Forward foreign currency exchange contracts	8,694,442
OTC swaps	28,802,887
Prepaid expenses	49,256

Total assets	11,119,384,683

LIABILITIES
Cash received:
Collateral — OTC derivatives	43,255,796
Cash collateral on securities loaned at value	235,809,728
Options written at value (premium received $21,822,116)	9,996,580
Payables:
Investments purchased	10,244,223
Capital shares redeemed	5,218,351
Deferred foreign capital gain tax	1,123,280
Distribution fees	1,790,069
Transfer agent fees	2,124,038
Investment advisory fees	5,566,339
Officer’s and Directors’ fees	37,783
Other affiliates	60,477
Other accrued expenses	1,457,511
Swap premiums received	2,020,674
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,897,367
OTC swaps	569,279

Total liabilities	321,171,495

NET ASSETS	$10,798,213,188

NET ASSETS CONSIST OF
Paid-in capital	$9,759,088,792
Distributions in excess of net investment income	(47,766,850)
Accumulated net realized gain	29,857,028
Net unrealized appreciation (depreciation)	1,057,034,218

NET ASSETS	$10,798,213,188

NET ASSET VALUE
Class I — Based on net assets of $2,306,033,946 and 133,569,869 shares outstanding, 400 million shares authorized, $0.10 par value.	$17.26

Class II — Based on net assets of $258,564,202 and 15,026,467 shares outstanding, 200 million shares authorized, $0.10 par value.	$17.21

Class III — Based on net assets of $8,233,615,040 and 554,721,124 shares outstanding, 1.5 billion shares authorized, $0.10 par value.	$14.84

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	25

Consolidated Statements of Operations

Year Ended December 31, 2017

BlackRock Global Allocation V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$145,424
Dividends — unaffiliated	133,429,157
Interest — unaffiliated	98,860,427
Securities lending income — affiliated — net	2,573,563
Foreign taxes withheld	(7,426,746)

Total investment income	227,581,825

EXPENSES
Investment advisory	66,867,241
Distribution — class specific	20,927,743
Transfer agent — class specific	18,350,616
Custodian	1,439,871
Accounting services	691,746
Professional	550,479
Printing	287,873
Directors and Officer	161,827
Transfer agent	5,687
Registration	386
Miscellaneous	295,541

Total expenses excluding dividend expense	109,579,010

Dividends expense — unaffiliated	2,230,034

Total expenses	111,809,044
Less:
Fees waived and/or reimbursed by the Manager	(279,705)
Transfer agent fees reimbursed — class specific	(10,930,117)

Total expenses after fees waived and/or reimbursed	100,599,222

Net investment income	126,982,603

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	337,166
Investments — unaffiliated	414,616,611
Forward foreign currency exchange contracts	30,891,297
Foreign currency transactions	5,788,473
Futures contracts	(42,141,232)
Options written	20,103,564
Short sales — unaffiliated	(15,814,184)
Swaps . . . . .	292,565

414,074,260

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	2,646,791
Investments — unaffiliated (net of $(734,576) foreign capital gain tax)	850,215,516
Forward foreign currency exchange contracts	(62,539,435)
Foreign currency translations	(1,496,782)
Futures contracts	107,675
Options written	19,819,952
Short sales — unaffiliated	3,050,449
Swaps . . . . .	19,850,830

831,654,996

Net realized and unrealized gain	1,245,729,256

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,372,711,859

See notes to consolidated financial statements.

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BlackRock Global Allocation V.I. Fund
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$126,982,603	$136,433,324
Net realized gain (loss)	414,074,260	(175,975,483)
Net change in unrealized appreciation (depreciation)	831,654,996	445,816,308

Net increase in net assets resulting from operations	1,372,711,859	406,274,149

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(29,375,286)	(26,933,124)
Class II	(2,933,651)	(2,573,765)
Class III	(102,989,429)	(99,994,504)
From net realized gain:
Class I	(22,847,673)	—
Class II	(2,565,922)	—
Class III	(94,602,394)	—

Decrease in net assets resulting from distributions to shareholders	(255,314,355)	(129,501,393)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(795,038,529)	(921,542,124)

NET ASSETS
Total increase (decrease) in net assets	322,358,975	(644,769,368)
Beginning of year	10,475,854,213	11,120,623,581

End of year	$10,798,213,188	$10,475,854,213

Distributions in excess of net investment income, end of year	$(47,766,850)	$(54,431,232)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	27

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation V.I. Fund
	Class I
	Year Ended December 31,
	2017		2016	2015		2014	2013
Net asset value, beginning of year	$15.51		$15.09	$16.26		$17.61	$16.10

Net investment income(a)	0.22		0.22	0.22		0.29	0.22
Net realized and unrealized gain (loss)	1.92		0.40	(0.35)		0.12	2.14

Net increase (decrease) from investment operations	2.14		0.62	(0.13)		0.41	2.36

Distributions:(b)
From net investment income	(0.22)		(0.20)	(0.19)		(0.39)	(0.20)
From net realized gain	(0.17)		—	(0.84)		(1.37)	(0.65)
From return of capital	—		—	(0.01)		—	—

Total distributions	(0.39)		(0.20)	(1.04)		(1.76)	(0.85)

Net asset value, end of year	$17.26		$15.51	$15.09		$16.26	$17.61

Total Return:(c)
Based on net asset value	13.86%		4.11%	(0.89)%		2.30%	14.76%

Ratios to Average Net Assets:
Total expenses	0.72	%(d)	0.74%	0.75%		0.74%	0.72%

Total expenses after fees waived and/or reimbursed	0.72	%(d)	0.74%	0.73%		0.72%	0.72%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.70	%(d)	0.73%	0.73%		0.72%	0.72%

Net investment income	1.32	%(d)	1.47%	1.32%		1.64%	1.26%

Supplemental Data:
Net assets, end of year (000)	$2,306,034		$2,107,145	$1,994,371		$1,708,903	$2,426,154

Portfolio turnover rate	118%		135%	90	%(e)	72%	53%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(e)	Includes mortgage dollar roll transactions (“MDRs”). Excluding these transactions the portfolio turnover would have been 88%.

See notes to consolidated financial statements.

28	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation V.I. Fund
	Class II
	Year Ended December 31,
	2017		2016	2015		2014	2013
Net asset value, beginning of year	$15.46		$15.04	$16.21		$17.56	$16.07

Net investment income(a)	0.19		0.20	0.19		0.25	0.19
Net realized and unrealized gain (loss)	1.93		0.40	(0.35)		0.14	2.14

Net increase (decrease) from investment operations	2.12		0.60	(0.16)		0.39	2.33

Distributions:(b)
From net investment income	(0.20)		(0.18)	(0.16)		(0.37)	(0.19)
From net realized gain	(0.17)		—	(0.84)		(1.37)	(0.65)
From return of capital	—		—	(0.01)		—	—

Total distributions	(0.37)		(0.18)	(1.01)		(1.74)	(0.84)

Net asset value, end of year	$17.21		$15.46	$15.04		$16.21	$17.56

Total Return:(c)
Based on net asset value	13.74%		3.96%	(1.05)%		2.16%	14.55%

Ratios to Average Net Assets:
Total expenses	1.00	%(d)	1.02%	1.02%		1.01%	1.00%

Total expenses after fees waived and/or reimbursed	0.87	%(d)	0.89%	0.88%		0.88%	0.87%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.85	%(d)	0.88%	0.88%		0.87%	0.87%

Net investment income	1.17	%(d)	1.33%	1.17%		1.39%	1.07%

Supplemental Data:
Net assets, end of year (000)	$258,564		$229,492	$256,964		$260,312	$216,395

Portfolio turnover rate	118%		135%	90	%(e)	72%	53%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(e)	Includes mortgage dollar roll transactions (“MDRs”). Excluding these transactions the portfolio turnover would have been 88%.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	29

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation V.I. Fund
	Class III
	Year Ended December 31,
	2017		2016	2015		2014	2013
Net asset value, beginning of year	$13.37		$13.04	$14.19		$15.58	$14.34

Net investment income(a)	0.17		0.16	0.15		0.21	0.16
Net realized and unrealized gain (loss)	1.66		0.34	(0.30)		0.12	1.89

Net increase (decrease) from investment operations	1.83		0.50	(0.15)		0.33	2.05

Distributions:(b)
From net investment income	(0.19)		(0.17)	(0.15)		(0.35)	(0.16)
From net realized gain	(0.17)		—	(0.84)		(1.37)	(0.65)
From return of capital	—		—	(0.01)		—	—

Total distributions	(0.36)		(0.17)	(1.00)		(1.72)	(0.81)

Net asset value, end of year	$14.84		$13.37	$13.04		$14.19	$15.58

Total Return:(c)
Based on net asset value	13.71%		3.81%	(1.14)%		2.08%	14.42%

Ratios to Average Net Assets:
Total expenses	1.13	%(d)	1.12%	1.12%		1.11%	1.11%

Total expenses after fees waived and/or reimbursed	1.00	%(d)	0.99%	0.98%		0.98%	0.97%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.98	%(d)	0.98%	0.98%		0.97%	0.97%

Net investment income	1.15	%(d)	1.22%	1.07%		1.32%	1.02%

Supplemental Data:
Net assets, end of year (000)	$8,233,615		$8,139,218	$8,869,288		$9,780,007	$10,014,301

Portfolio turnover rate(e)	118%		135%	90	%(e)	72%	53%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(e)	Includes mortgage dollar roll transactions (“MDRs”). Excluding these transactions the portfolio turnover would have been 88%.

See notes to consolidated financial statements.

30	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock Global Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments while allowing its investors to satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $436,796,581, which is 4.1% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31

Notes to Consolidated Financial Statements  (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

32	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach.

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach.

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	33

Notes to Consolidated Financial Statements  (continued)

investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed- income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

34	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: A fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	35

Notes to Consolidated Financial Statements  (continued)

Mortgage Dollar Roll Transactions: A fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common or preferred stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Capital, Inc.	$202,891	$(202,891)	$—
BNP Paribas S.A.	40,122,900	(40,122,900)	—
Citigroup Global Markets, Inc.	48,083,210	(48,083,210)	—
Credit Suisse Securities (USA) LLC	18,726	(18,726)	—
Deutsche Bank Securities Inc.	10,324,923	(10,324,923)	—
Goldman Sachs & Co.	8,861,141	(8,861,141)	—
JP Morgan Securities LLC	5,850,381	(5,850,381)	—
Merrill Lynch, Pierce, Fenner & Smith	4,692,321	(4,692,321)	—
Morgan Stanley	78,254,303	(78,254,303)	—
State Street Bank & Trust Co.	1,732,622	(1,732,622)	—
UBS Securities LLC	26,147,616	(26,147,616)	—

	$224,291,034	$(224,291,034)	$—

(a)	Cash collateral with a value of $235,809,728 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

36	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g. inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. As of period end, the value of portfolio securities subject to covered call options written was $67,964,456.

•	Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.”

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	37

Notes to Consolidated Financial Statements  (continued)

•	Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

38	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•	Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $6 Billion	0.65%
$6 Billion — $8 Billion	0.61
$8 Billion — $10 Billion	0.59
$10 Billion — $15 Billion	0.57
Greater than $15 Billion	0.55

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	39

Notes to Consolidated Financial Statements  (continued)

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class II	Class III
Distribution Fee	0.15%	0.25%

For the year ended December 31, 2017, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

	Class II	Class III	Total
Distribution Fees	$367,328	$20,560,415	$20,927,743

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class II	Class III	Total
$1,577,420	$479,436	$16,293,760	$18,350,616

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2017, the amount waived was $4,908.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2017, the Fund waived $274,797 in investment advisory fees pursuant to these arrangements.

For the year ended December 31, 2017, the Fund reimbursed the Manager $120,595 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.07
Class III	0.07

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees reimbursed—class specific in the Consolidated Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements are as follows:

	Class I	Class II	Class III	Total
Transfer Agent Fees Reimbursed	$70,182	$308,213	$10,551,722	$10,930,117

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class II	Class III
1.25%	1.40%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the twelve months ended December 31, 2017, there were no fees waived and/or reimbursed by the Manager.

40	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended December 31, 2017, the Fund paid BIM $546,844 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program. A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the fund’s investment restrictions. If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$3,674,765
Sales	31,783
Net Realized Gain	5,712

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$4,076,350,513	$5,290,478,317
U.S. Government Securities	7,391,337,262	6,468,911,414

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	41

Notes to Consolidated Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of investments, foreign currency transactions, the sale of stock of passive foreign investment companies, net paydown gains, the characterization of expenses and income recognized from a wholly owned subsidiary and dividends recognized for tax purposes were reclassified to the following accounts:

Paid-in capital	$1,087,651
Distributions in excess of net investment income	$14,980,145
Accumulated net realized gain	$(16,067,796)

The tax character of distributions paid was as follows:

	12/31/2017	12/31/2016
Ordinary income	$237,849,708	$129,501,393
Long-term capital gains	17,464,647	—

Total	$255,314,355	$129,501,393

As of December 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$13,450,130
Undistributed long-term capital gains	76,679,275
Net unrealized gains*	948,994,991

Total	$1,039,124,396

*	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains / losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, the classification of investments, investment in a wholly owned subsidiary and dividends recognized for tax purposes.

During the year ended December 31, 2017, the Fund utilized $174,593,093 of its capital loss carryforward.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$10,075,866,909
Gross unrealized appreciation	1,270,603,176
Gross unrealized depreciation	(276,181,309)

Net unrealized depreciation	$994,421,867

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that

42	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed- income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	43

Notes to Consolidated Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	8,584,248	$143,679,674	16,192,343	$244,305,933
Shares issued in reinvestment of distributions	2,672,740	46,050,926	1,521,201	23,578,615
Shares redeemed	(13,573,580)	(224,416,668)	(14,033,328)	(214,313,552)

Net increase (decrease)	(2,316,592)	$(34,686,068)	3,680,216	$53,570,996

Class II
Shares sold	1,384,696	$23,128,223	789,548	$11,986,829
Shares issued in reinvestment of distributions	320,419	5,499,573	166,479	2,573,765
Shares redeemed	(1,525,356)	(25,239,075)	(3,198,273)	(48,293,049)

Net increase (decrease)	179,759	$3,388,721	(2,242,246)	$(33,732,455)

Class III
Shares sold	10,049,191	$144,899,286	13,153,930	$171,434,340
Shares issued in reinvestment of distributions	13,347,588	197,591,823	7,479,020	99,994,504
Shares redeemed	(77,304,864)	(1,106,232,291)	(92,373,623)	(1,212,809,509)

Net decrease	(53,908,085)	$(763,741,182)	(71,740,673)	$(941,380,665)

Total Net Decrease	(56,044,918)	$(795,038,529)	(70,302,703)	$(921,542,124)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of the Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Allocation V.I. Fund and the Board of Directors of

BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts
CDX	Credit Default Swap Index
CVA	Certification Van Aandelon (Dutch Certificate)
ETF	Exchange Traded Fund
LIBOR	London Interbank Offered Rate
NASDAQ	National Association of Securities Dealers Automated Quotations
OTC	Over-The-Counter
PCL	Public Company Limited
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SPDR	S&P Depository Receipt

46	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

▶	BlackRock Global Opportunities V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2017	BlackRock Global Opportunities V.I. Fund

Investment Objective

BlackRock Global Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

On March 27, 2017, the Board of Directors of BlackRock Variable Series Funds, Inc. (the “Company”) approved a proposal to close the Fund to new investors and thereafter to liquidate the Fund. Effective May 30, 2017, the Fund no longer accepts purchase orders from new investors. The liquidation is expected to occur on or about March 30, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund outperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

Strong relative performance for the 12-month period was seen within six of the 11 market sectors, led by the information technology (“IT”) and financials sectors. Within IT, stock selection in the internet software and services sub-industry contributed as the Fund’s position in Alibaba Group Holding Ltd. (China) performed well based on healthy earnings momentum, driven by the company’s aggressive expansion of users and increased commerce revenue. Within the financials sector, stock selection within the insurance sub-industry helped performance after shares of Ping An Insurance Group Co. of China Ltd. traded higher. The company has made additional investments in online services and has seen insurance demand rise along with China’s expanding middle class.

Conversely, stock selection in private holdings weighed on performance as the e-commerce firm Snapdeal (India) was hurt by its failure to maintain growth and control costs, as well as by declining sales volume. Similarly, the Fund’s position in Uber Technologies, Inc. also a private holding, detracted as the company dealt with turmoil in its upper management along with regulatory challenges.

Describe recent portfolio activity.

During the 12-month period, the Fund’s holdings in the financials and industrials sectors were increased, while exposure to consumer discretionary and materials was reduced. These sector decisions resulted in increased exposure to the emerging markets and Asia, and decreased exposure to North America and Europe.

Describe portfolio positioning at period end.

At period end, from a sector perspective, the Fund was most overweight in the financials and health care sectors, funded by underweights in the consumer staples and consumer discretionary sectors. Regionally, the Fund was most overweight in Europe and the emerging markets, with underweights to North America and the Pacific Basin.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United States	47%
China	7
Japan	6
United Kingdom	6
France	4
India	3
South Korea	3
Switzerland	3
Italy	3
Netherlands	2
Other(a)	13
Short-Term Securities	10
Liabilities in Excess of Other Assets	(7)

(a)	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Global Opportunities V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.
(b)	Under normal conditions, the Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies.
(c)	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes.

Performance Summary for the Period Ended December 31, 2017

		Average Annual Total Returns
	6-Month Total Returns(e)	1 Year(e)	5 Years(e)	10 Years(e)
Class I(d)	10.12%	25.19%	10.21%	2.90%
Class III(d)	9.98	24.89	9.93	2.65(f)
MSCI All Country World Index	11.21	23.97	10.80	4.65

(d)	Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies.
(e)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(f)	The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period(a)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period(a)	Annualized Expense Ratio

Class I	$1,000.00	$1,101.20	$5.14	$1,000.00	$1,020.32	$4.94	0.97%
Class III	1,000.00	1,100.40	6.46	1,000.00	1,019.06	6.21	1.22

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses	BlackRock Global Opportunities V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock Global Opportunities V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 92.5%

Australia — 0.0%
Ensogo Ltd. (a)(b)	18,821	$—
Belgium — 1.2%
Anheuser-Busch InBev SA	3,208	358,145
Brazil — 0.6%
Embraer SA — ADR	7,347	175,814
Canada — 0.6%
Encana Corp.	12,878	171,809
China — 6.5%
AIA Group Ltd.	40,089	340,983
Alibaba Group Holding Ltd. — ADR (a)(c)	1,189	205,019
Anhui Conch Cement Co. Ltd., H Shares	42,500	199,484
Baidu, Inc. — ADR (a)	902	211,257
China Construction Bank Corp., H Shares	255,000	234,741
Ping An Insurance Group Co. of China Ltd., H Shares	45,500	471,929
Weichai Power Co. Ltd., H Shares	281,000	306,982

		1,970,395
France — 4.0%
AXA SA	11,682	346,174
Dassault Aviation SA	174	270,547
Iliad SA	1,302	311,980
Renault SA	2,856	286,679

		1,215,380
Germany — 0.9%
KION Group AG (c)	3,054	262,891
Hong Kong — 0.5%
Melco Resorts & Entertainment Ltd. — ADR (c)	4,938	143,399
India — 3.3%
Dish TV India Ltd. (a)	72,147	92,479
Federal Bank Ltd.	85,884	145,690
HDFC Bank Ltd. (b)	9,443	279,417
ICICI Bank Ltd.	82,758	405,602
Srei Infrastructure Finance Ltd.	38,989	60,852

		984,040
Indonesia — 1.4%
Bank Negara Indonesia Persero Tbk PT	418,400	305,300
Matahari Department Store Tbk PT	173,289	127,304

		432,604
Ireland — 0.5%
Medtronic PLC	1,767	142,685
Italy — 2.6%
Azimut Holding SpA (c)	14,128	270,284
Eni SpA	14,348	237,429
UniCredit SpA (a)	14,438	269,329

		777,042
Japan — 6.0%
Alps Electric Co. Ltd.	5,718	162,651
FANUC Corp.	1,264	303,229
Nintendo Co. Ltd.	937	337,410
Nippon Yusen KK (a)(c)	7,700	187,353
SMC Corp.	500	205,192
SoftBank Group Corp.	3,035	240,283
Sumitomo Mitsui Financial Group, Inc.	8,781	378,501

		1,814,619
Mexico — 0.8%
Fomento Economico Mexicano SAB de CV — ADR	2,454	230,431
Netherlands — 1.6%
Aalberts Industries NV	5,241	266,272

Security	Shares	Value
Netherlands (continued)
Euronext NV (d)	3,740	$231,987

		498,259
New Zealand — 0.5%
Xero Ltd. (a)	7,540	167,957
Norway — 1.0%
Statoil ASA	14,682	314,319
Peru — 1.5%
Credicorp Ltd.	2,152	446,389
Portugal — 1.0%
Galp Energia SGPS SA	16,410	301,496
South Korea — 2.7%
Amorepacific Corp.	634	180,331
LG Chem Ltd.	898	339,723
Samsung SDI Co. Ltd. (a)	1,597	304,461

		824,515
Spain — 0.9%
Cellnex Telecom SAU (d)	11,202	286,607
Sweden — 1.3%
Atlas Copco AB, A Shares	9,019	389,225
Switzerland — 2.6%
Nestle SA, Registered Shares	4,816	414,062
UBS Group AG, Registered Shares (a)	20,044	368,264

		782,326
Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	34,577	264,759
United Kingdom — 6.4%
Aptiv PLC	3,145	266,790
AstraZeneca PLC	2,525	174,239
CNH Industrial NV (c)	26,871	359,494
Delphi Technologies PLC	1,048	54,988
GlaxoSmithKline PLC	8,129	143,958
Imperial Brands PLC	6,404	273,160
Metro Bank PLC (a)	4,017	193,918
Unilever PLC	8,199	454,766

		1,921,313
United States — 43.2%
Adobe Systems, Inc. (a)	2,233	391,311
Allergan PLC	711	116,305
Alphabet, Inc., Class C (a)	433	453,091
Amazon.com, Inc. (a)	489	571,871
American International Group, Inc.	5,112	304,573
Amgen, Inc.	1,093	190,073
Apple Inc.	5,125	867,304
Assured Guaranty Ltd.	4,297	145,539
Biogen, Inc. (a)	496	158,011
Boston Scientific Corp. (a)	10,302	255,387
Calpine Corp. (a)	15,420	233,305
Centene Corp. (a)	2,784	280,850
Cigna Corp.	1,241	252,035
Comcast Corp., Class A	4,357	174,498
Concho Resources, Inc. (a)	1,913	287,371
Crown Holdings, Inc. (a)	3,500	196,875
Duke Energy Corp.	3,097	260,489
E*TRADE Financial Corp. (a)(c)	3,574	177,163
Eastman Chemical Co.	2,894	268,100
Eli Lilly & Co.	3,237	273,397
EOG Resources, Inc.	3,651	393,979
Facebook, Inc., Class A (a)	2,871	506,617
Humana, Inc.	1,275	316,289
Intercontinental Exchange, Inc.	2,716	191,641
Kennedy-Wilson Holdings, Inc. (c)	9,179	159,256
Lowe’s Cos., Inc.	2,883	267,946
Mastercard, Inc., Class A	3,063	463,616

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2017	BlackRock Global Opportunities V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
United States (continued)
Merck & Co., Inc.	3,880	$218,328
Mosaic Co.	12,631	324,111
PayPal Holdings, Inc. (a)	3,593	264,517
Pfizer, Inc.	5,025	182,005
Pioneer Natural Resources Co.	1,403	242,508
PPL Corp.	4,503	139,368
RSP Permian, Inc. (a)	3,895	158,449
salesforce.com, Inc. (a)	2,118	216,523
ServiceMaster Global Holdings, Inc. (a)	5,673	290,855
Skyworks Solutions, Inc.	1,736	164,833
Starbucks Corp.	4,446	255,334
Summit Materials, Inc., Class A (a)(c)	7,405	232,813
SVB Financial Group (a)	1,275	298,057
Union Pacific Corp.	2,022	271,150
UnitedHealth Group, Inc.	1,174	258,820
VEREIT, Inc.	19,425	151,321
Walt Disney Co.	2,842	305,543
Wells Fargo & Co.	9,270	562,411
WestRock Co.	3,350	211,753
Wynn Resorts Ltd.	797	134,366

		13,039,957
Total Common Stocks — 92.5% (Cost: $21,086,352)		27,916,376

Investment Companies — 3.0%
WisdomTree Japan Hedged Equity Fund (c)	15,386	912,851

(Cost: $903,120)		912,851

Security	Shares	Value
Preferred Stocks — 1.3%

India — 0.1%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $85,441) (a)(b)(e)	12	$18,913
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $33,723) (a)(b)(e)	4	7,674

		26,587

United States — 1.2%
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $172,691) (a)(b)(e)	11,132	367,022

Total Preferred Stocks — 1.3% (Cost: $291,855)		393,609

Total Long-Term Investments — 96.8% (Cost: $22,281,327)		29,222,836

Short-Term Securities — 10.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17% (f)(h)	1,060,023	1,060,023
SL Liquidity Series, LLC, Money Market Series, 1.53% (f)(g)(h)	2,057,187	2,056,981

Total Short-Term Securities — 10.4% (Cost: $3,117,004)		3,117,004

Total Investments — 107.2% (Cost: $25,398,331)		32,339,840
Liabilities in Excess of Other Assets — (7.2)%		(2,158,707)

Net Assets — 100.0%		$30,181,133

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Security, or a portion of the security, is on loan.
(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $393,609 and an original cost of $291,855, which was 1.3% of its net assets.
(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)	During the period ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	705,384	354,639	1,060,023	$1,060,023	$5,485		$ 3	$—
SL Liquidity Series, LLC, Money Market Series	1,399,283	657,904	2,057,187	2,056,981	17,526	(a)	(73)	83

				$3,117,004	$23,011		$(70)	$83

(a)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Global Opportunities V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,006,300	USD	773,602	Australia & New Zealand Bank Group	01/11/18	$11,570
CAD	977,000	USD	763,383	Australia & New Zealand Bank Group	01/11/18	14,023
CHF	81,400	USD	82,728	Northern Trust Corp.	01/11/18	886
DKK	1,344,900	USD	214,358	Barclays Bank PLC	01/11/18	2,583
GBP	497,600	USD	661,320	National Australia Bank Ltd.	01/11/18	10,822
NZD	21,000	USD	14,522	Australia & New Zealand Bank Group	01/11/18	358
RUB	7,635,800	USD	130,515	BNP Paribas S.A.	01/11/18	1,799
SGD	201,600	USD	148,204	HSBC Bank PLC	01/11/18	2,564
USD	5,316	NOK	42,600	Credit Suisse International	01/11/18	125
USD	248,526	NOK	1,991,200	Standard Chartered Bank	01/11/18	5,912
ZAR	2,441,000	USD	178,500	Goldman Sachs International	01/11/18	18,365
ZAR	768,500	USD	53,844	National Australia Bank Ltd.	01/11/18	8,135

						77,142

NOK	80,000	USD	9,807	Goldman Sachs International	01/11/18	(59)
USD	142,005	CAD	181,500	Goldman Sachs International	01/11/18	(2,416)
USD	753,608	EUR	635,500	Royal Bank of Canada	01/11/18	(9,521)
USD	136,192	GBP	103,300	Royal Bank of Canada	01/11/18	(3,342)
USD	129,815	NZD	189,200	HSBC Bank PLC	01/11/18	(4,248)
USD	45,213	NZD	65,900	National Australia Bank Ltd.	01/11/18	(1,482)
USD	111,990	SEK	936,000	Royal Bank of Canada	01/11/18	(2,209)

						(23,277)
Net Unrealized Appreciation						$53,865

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2017	BlackRock Global Opportunities V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$77,142	—	—	$77,142

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$23,277	—	—	$23,277

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Forward foreign currency exchange contracts	—	—	—	$58,221	—	—	$58,221
Options written	—	—	$15,170	—	—	—	15,170
	—	—	$15,170	$58,221	—	—	$73,391

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$117,569	—	—	$117,569
Options written	—	—	$58	—	—		58
	—	—	$58	$117,569	—	—	$117,627

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,119,069
Average amounts sold — in USD	4,190,205
Options:
Average value of option contracts written	1,846

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Global Opportunities V.I. Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$77,142	$23,277

Total derivative assets and liabilities in the Statement of Assets and Liabilities	77,142	23,277

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$77,142	$23,277

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Australia & New Zealand Bank Group	$25,951	$—	$—	$—	$25,951
Barclays Bank PLC	2,583	—	—	—	2,583
BNP Paribas S.A.	1,799	—	—	—	1,799
Credit Suisse International	125	—	—	—	125
Goldman Sachs International	18,365	(2,475)	—	—	15,890
HSBC Bank PLC	2,564	(2,564)	—	—	—
National Australia Bank Ltd.	18,957	(1,482)	—	—	17,475
Northern Trust Corp.	886	—	—	—	886
Standard Chartered Bank	5,912	—	—	—	5,912

	$77,142	$(6,521)	—	—	$70,621

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(c)
Goldman Sachs International	$2,475	$(2,475)	$—	$—	$—
HSBC Bank PLC	4,248	(2,564)	—	—	1,684
National Australia Bank Ltd.	1,482	(1,482)	—	—	—
Royal Bank of Canada	15,072	—	—	—	15,072

	$23,277	$(6,521)	—	—	$16,756

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2017	BlackRock Global Opportunities V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$—	$—	$—	$—
Belgium	—	358,145	—	358,145
Brazil	175,814	—	—	175,814
Canada	171,809	—	—	171,809
China	416,276	1,554,119	—	1,970,395
France	—	1,215,380	—	1,215,380
Germany	—	262,891	—	262,891
Hong Kong	143,399	—	—	143,399
India	—	704,623	279,417	984,040
Indonesia	305,300	127,304	—	432,604
Ireland	142,685	—	—	142,685
Italy	—	777,042	—	777,042
Japan	—	1,814,619	—	1,814,619
Mexico	230,431	—	—	230,431
Netherlands	—	498,259	—	498,259
New Zealand	—	167,957	—	167,957
Norway	—	314,319	—	314,319
Peru	446,389	—	—	446,389
Portugal	—	301,496	—	301,496
South Korea	520,054	304,461	—	824,515
Spain	—	286,607	—	286,607
Sweden	—	389,225	—	389,225
Switzerland	—	782,326	—	782,326
Taiwan	—	264,759	—	264,759
United Kingdom	321,778	1,599,535	—	1,921,313
United States	13,039,957	—	—	13,039,957
Investment Companies	912,851	—	—	912,851
Preferred Stocks:
India	—	—	26,587	26,587
United States	—	—	367,022	367,022
Short-Term Securities	1,060,023	—	—	1,060,023

Subtotal	$17,886,766	$11,723,067	$673,026	$30,282,859

Investments Valued at NAV(a)				2,056,981

Total Investments				$32,339,840

Derivative Financial Instruments(b)
Assets:
Foreign currency exchange contracts	$—	$77,142	$—	$77,142
Liabilities:
Foreign currency exchange contracts	—	(23,277)	—	(23,277)

	$—	$53,865	$—	$53,865

(a)	As of December 31, 2017, certain of the Fund’s investments were valued using NAV per share (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Global Opportunities V.I. Fund

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1(a)	Transfers out of Level 1(b)	Transfers into Level 2(b)	Transfers out of Level 2(a)
Assets:
Long-Term Investments:
Belgium	$—	$729,903	$729,903	$—
India				287,133
South Korea	529,279			529,279

	$529,279	$729,903	$729,903	$816,412

(a)	Systematic Fair Value Prices were not utilized at period end for these investments.
(b)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening balance, as of December 31, 2016	$200,290	$1,123,247	$1,323,537
Transfers into Level 3	287,133	—	287,133
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	(33,011)	(14,267)	(47,278)
Net change in unrealized appreciation (depreciation)(a)(b)	89,792	(590,824)	(501,032)
Purchases	89,629	—	89,629
Sales	(354,416)	(124,547)	(478,963)

Closing Balance, as of December 31, 2017	$279,417	$393,609	$673,026

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017(b)	$42,700	$(546,440)	$(503,740)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017 is generally due to investments no longer held or categorized as Level 3 at year end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $279,417. A significant change in such third party pricing information could result in significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:

Preferred Stocks(c)	$393,609	Market	Revenue Multiple(a)	7.75x
			Time to Exit(b)	3 years
			Volatility(b)	41%
			Recent Transactions(a)	—

	$393,609

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.
(c)	For the year ended December 31, 2017, the valuation technique for investments classified as preferred stocks with a total value of $26,587 changed to an Option Pricing Model. The investments were previously valued utilizing Probability-Weighted Expected Return Model. The change was due to consideration of liquidation preferences and exit strategy.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	11

Statement of Assets and Liabilities

December 31, 2017

BlackRock Global Opportunities V.I. Fund
ASSETS
Investments at value — unaffiliated (including securities loaned at value of $2,000,580) (cost — $22,281,327)	$29,222,836
Investments at value — affiliated (cost — $3,117,004)	3,117,004
Foreign currency at value (cost — $6,961)	7,039
Receivables:
Securities lending income — affiliated	220
Capital shares sold	3,754
Dividends — affiliated	1,085
Dividends — unaffiliated	47,991
From the Manager	13,998
Unrealized appreciation on forward foreign currency exchange contracts	77,142
Prepaid expenses	190

Total assets	32,491,259

LIABILITIES
Cash collateral on securities loaned at value	2,056,900
Payables:
Capital shares redeemed	32,905
Distribution fees	743
Investment advisory fees	29,214
Deferred foreign capital gain tax	19,114
Directors’ and Officer’s fees	3,696
Other accrued expenses	144,041
Other affiliates	236
Unrealized depreciation on forward foreign currency exchange contracts	23,277

Total liabilities	2,310,126

NET ASSETS	$30,181,133

NET ASSETS CONSIST OF
Paid-in capital	$22,506,238
Distribution in excess of net investment income	(86,053)
Accumulated net realized gain	783,387
Net unrealized appreciation (depreciation)	6,977,561

NET ASSETS	$30,181,133

NET ASSET VALUE
Class I — Based on net assets of $26,507,658 and 1,518,711 shares outstanding, 100 million shares authorized, $0.10 par value	$17.45

Class III — Based on net assets of $3,673,475 and 211,430 shares outstanding, 100 million shares authorized, $0.10 par value	$17.37

See notes to financial statements.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2017

BlackRock Global Opportunities V.I. Fund

INVESTMENT INCOME
Dividends — unaffiliated	$651,588
Dividends — affiliated	5,485
Securities lending — affiliated — net	17,526
Foreign taxes withheld	(39,062)

Total investment income	635,537

EXPENSES
Investment advisory	293,195
Professional	102,293
Transfer agent	5,012
Transfer agent — class specific	78,042
Printing	18,493
Directors and Officer	20,758
Accounting services	17,078
Custodian	37,988
Distribution — class specific	10,162
Pricing	24,390
Miscellaneous	8,772

Total expenses	616,183
Less:
Fees waived and/or reimbursed by the Manager	(148,702)
Transfer agent fees reimbursed — class specific	(78,042)

Total expenses after fees waived and/or reimbursed	389,439

Net investment income	246,098

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	4,632,884
Investments — affiliated	(73)
Capital gain distributions from investment companies — affiliated	3
Forward foreign currency exchange contracts	58,221
Foreign currency transactions	(3,370)
Options written	15,170

4,702,835

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(a)	3,947,193
Investments — affiliated	83
Forward foreign currency exchange contracts	117,569
Foreign currency translations	3,348
Options written	58

4,068,251

Net realized and unrealized gain	8,771,086

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,017,184

(a)	Net of $19,114 foreign capital gain tax.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statements of Changes in Net Assets

	BlackRock Global Opportunities V.I. Fund
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS
Net investment income	$246,098	$447,233
Net realized gain	4,702,835	618,110
Net change in unrealized appreciation (depreciation)	4,068,251	266,548

Net increase in net assets resulting from operations	9,017,184	1,331,891

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(405,685)	(628,394)
Class III	(44,315)	(62,238)
From net realized gain:
Class I	(3,347,622)	(135,347)
Class III	(448,415)	(15,821)

Decrease in net assets resulting from distributions to shareholders	(4,246,037)	(841,800)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(14,211,850)	(3,367,104)

NET ASSETS
Total decrease in net assets	(9,440,703)	(2,877,013)
Beginning of year	39,621,836	42,498,849

End of year	$30,181,133	$39,621,836

Undistributed (distribution in excess of) net investment income	$(86,053)	$4,466

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Opportunities V.I. Fund
	Class I
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net asset value, beginning of year	$16.22	$16.00		$16.35	$17.98	$13.89

Net investment income(a)	0.12	0.18		0.12	0.14	0.07
Net realized and unrealized gain (loss)	3.97	0.40		(0.07)	(0.81)	4.08

Net increase (decrease) from investment operations	4.09	0.58		0.05	(0.67)	4.15

Distributions:(b)
From net investment income	(0.31)	(0.30)		(0.17)	(0.20)	(0.06)
From net realized gain	(2.55)	(0.06)		(0.23)	(0.76)	—

Total distributions	(2.86)	(0.36)		(0.40)	(0.96)	(0.06)

Net asset value, end of year	$ 17.45	$ 16.22		$ 16.00	$ 16.35	$ 17.98

Total Return(c)
Based on net asset value	25.19%	3.59	%(d)	0.28%	(3.74)%	29.87	%(e)

Ratios to Average Net Assets
Total expenses	1.55%	1.42%		1.35%	1.33%	1.33%

Total expenses after fees waived and/or reimbursed	0.97%	0.97%		1.03%	1.12%	1.14%

Net investment income	0.66%	1.14%		0.72%	0.82%	0.44%

Supplemental Data
Net assets, end of year (000)	$26,508	$35,524		$38,686	$44,136	$52,175

Portfolio turnover rate	33%	65%		69%	87%	135%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 3.27%.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 29.72%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Opportunities V.I. Fund
	Class III
	Year Ended December 31,
	2017	2016		2015	2014	2013
Net asset value, beginning of year	$16.15	$15.93		$16.29	$17.93	$13.86

Net investment income(a)	0.08	0.14		0.08	0.06	0.03
Net realized and unrealized gain (loss)	3.94	0.40		(0.08)	(0.77)	4.06

Net increase (decrease) from investment operations	4.02	0.54		—	(0.71)	4.09

Distributions:(b)
From net investment income	(0.25)	(0.26)		(0.13)	(0.17)	(0.02)
From net realized gain	(2.55)	(0.06)		(0.23)	(0.76)	—

Total distributions	(2.80)	(0.32)		(0.36)	(0.93)	(0.02)

Net asset value, end of year	$ 17.37	$ 16.15		$ 15.93	$ 16.29	$ 17.93

Total Return(c)
Based on net asset value	24.89%	3.36	%(d)	0.02%	(4.00)%	29.51	%(e)

Ratios to Average Net Assets
Total expenses	1.81%	1.68%		1.63%	1.57%	1.58%

Total expenses after fees waived and/or reimbursed	1.22%	1.22%		1.27%	1.39%	1.39%

Net investment income	0.41%	0.89%		0.45%	0.32%	0.16%

Supplemental Data
Net assets, end of year (000)	$3,673	$4,098		$3,813	$2,972	$1,404

Portfolio turnover rate	33%	65%		69%	87%	135%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 3.04%.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 29.37%.

See notes to financial statements.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements	BlackRock Global Opportunities V.I. Fund

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Global Opportunities V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares also bear certain expenses related to the distribution of such shares.

On March 27, 2017, the Board of Directors of the Company (the “Board”) approved a proposal to close the Fund to new investors and thereafter to liquidate the Fund. Effective May 30, 2017, the Fund no longer accepts purchase orders from new investors. The liquidation is expected to occur on or about March 30, 2018.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Citigroup Global Markets, Inc.	$ 198,613	$ (198,613)	$—
Deutsche Bank Securities	932,755	(932,755)	—
Goldman Sachs & Co.	433,958	(433,958)	—
Morgan Stanley	277,595	(277,595)	—
State Street Bank & Trust Co.	157,659	(157,659)	—

	$2,000,580	$(2,000,580)	$—

(a)	Cash collateral with a value of $2,056,900 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71
$3 Billion - $5 Billion	0.68
$5 Billion - $10 Billion	0.65
Greater than $10 Billion	0.64

With respect to the Fund, the Manager entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2017, the class specific distribution fees borne directly by Class III is $10,162.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class III	Total
$69,766	$8,276	$78,042

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $538.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors of the Fund who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”)or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived by the Manager.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

For the year ended December 31, 2017, the Fund reimbursed the Manager $464 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I and Class III. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer agent fees reimbursed	$69,766	$8,276	$78,042

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.97%
Class III	1.22%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, the Manager waived $148,164, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2017, the Fund paid BIM $3,785 for securities lending agent services.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were $12,470,552 and $30,828,262, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, income recognition from pass-through entities, and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Paid-in Capital	$(7)
Distribution in excess of net investment income	113,383
Accumulated net realized gain	(113,376)

The tax character of distributions paid was as follows:

	12/31/17	12/31/16
Ordinary income	$1,719,813	$690,632
Long-term capital gains	2,526,224	151,168

	$4,246,037	$841,800

As of December 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$112,101
Undistributed long-term capital gains	768,031
Net unrealized gains(a)	6,794,763

$7,674,895

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, income recognized from pass-through entities, and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$25,532,412

Gross unrealized appreciation	$7,373,102
Gross unrealized depreciation	(560,527)

Net unrealized appreciation	$6,812,575

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

Concentration Risk: The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	137,934	$2,490,496	89,720	$1,430,156
Shares issued in reinvestment of distributions	214,809	3,753,307	47,029	763,742
Shares redeemed	(1,024,348)	(19,601,826)	(364,840)	(5,759,871)

Net decrease	(671,605)	$(13,358,023)	(228,091)	$(3,565,973)

Class III
Shares sold	90,354	$1,652,578	95,967	$1,502,836
Shares issued in reinvestment of distributions	28,333	492,731	4,827	78,060
Shares redeemed	(161,003)	(2,999,136)	(86,426)	(1,382,027)

Net increase (decrease)	(42,316)	$(853,827)	14,368	$198,869

Total Net Decrease	(713,921)	$(14,211,850)	(213,723)	$(3,367,104)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	25

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Opportunities V.I. Fund and the Board of Directors

of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the financial statements, on March 27, 2017, the Board of Directors approved a proposal to close the Fund to new investors and thereafter liquidate the Fund on or about March 30, 2018.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report	BlackRock Global Opportunities V.I. Fund

Currency Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	EURO
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand

Portfolio Abbreviation

ADR	American Depositary Receipts

GLOSSARY	27

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc

➢	BlackRock Government Money Market V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Money Market Overview  For the 12-Month Period Ended December 31, 2017

Notable conditions during 2017 included the continued gradual removal of monetary accommodation by the Federal Open Market Committee (“FOMC”), the nomination of a new chairman of the FOMC, pronounced demand for U.S. dollar funding heading into year end, a series of short-term spending agreements to keep the government open, and the passage of U.S. tax reform. In December, the FOMC delivered on what was basically a foregone conclusion with a 0.25% increase in the federal funds target range to 1.25% — 1.50%. This was the fifth rate rise since “lifting off” of zero. It was also the first time that the FOMC delivered on the number of hikes penciled in at the beginning of the year (despite continued skepticism from market participants).

The impacts of a series of devastating storms during the third quarter of 2017 were generally viewed to be temporary. The FOMC upgraded its forecasts for growth and employment, while leaving its outlook for inflation — which is not expected to hit its 2% target until 2019 — unchanged. Despite the stronger prognosis for economic growth, the so-called ‘dot plot’ continued to reflect three interest rate hikes in 2018 (while the longer run forecast for the Federal Funds rate was unchanged at 2.8%). (The dot plot represents the Fed’s ongoing efforts to become more transparent with respect to its policies.) Summing this up, the underlying tone of the meeting was generally regarded as dovish. As of year end, the market-implied odds of a rate hike upcoming in March stood close to 70%, while futures contracts for federal funds were priced for about two hikes during 2018. As anticipated, the FOMC announced the commencement of its balance sheet normalization program in October at its September 20, 2017 meeting. A total of $10 billion of Treasury and agency mortgage-backed securities were initially allowed to mature each month, with the aggregate sum rising by a like amount each quarter until a “roll off” rate of $50 billion per month is achieved.

Credit spreads, as reflected in the differential between the three-month London Inter-Bank Offered Rate and overnight index swaps, widened heading into year end as fund managers generally maintained a defensive posture while certain banks appeared to limit the availability of U.S. dollar funding given balance sheet management concerns. The U.S. debt ceiling was a focus during the summer months. Volatility was manifested via an earlier-than-usual back up in yields on Treasury bills deemed most at risk of a potential delay in payment if the borrowing capacity was not addressed in a timely fashion. A respite was achieved in September when a bipartisan agreement to temporarily extend the debt limit along with a continuing resolution to keep the Federal government open until December 8, 2017 was attached to funding for hurricane relief.

Two ‘stopgap’ spending measures were put in place during the fourth quarter of 2017 to ensure that the government remained open. Extraordinary measures allowed the Treasury to continue borrowing during the latter part of the year. Jerome Powell was nominated as Chairman of the FOMC to replace Janet Yellen, who is expected to step down upon his confirmation. Vice-chairman Bill Dudley’s resignation in early 2018 will add to the number of vacancies on the FOMC (including various unfilled seats on the Federal Reserve’s Board of Governors). Finally, tax reform legislation was enacted and became effective January 1, 2018.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017	BlackRock Government Money Market V.I. Fund

Investment Objective

BlackRock Government Money Market V.I. Fund’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yields	7-Day Yields
BlackRock Government Money Market V.I. Fund	1.05%	1.05%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Repurchase Agreements	38%
U.S. Government Sponsored Agency Securities	35
U.S. Treasury Obligations	24
Other Assets Less Liabilities	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, and (b) operating expenses, including investment advisory fees, service and distribution fees, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,004.20	$1.52	$1,000.00	$1,023.69	$1.53	0.30%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

FUND SUMMARY	3

Schedule of Investments December 31, 2017	BlackRock Government Money Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
U.S. Government Sponsored Agency Obligations — 35.0%
Federal Farm Credit Bank:
1.00%, 01/19/18	USD 500	$499,960
0.75%, 04/18/18	1,500	1,497,966
Federal Farm Credit Bank Discount Notes(a):
1.23%, 02/14/18	1,000	998,424
1.55%, 08/10/18	105	104,020
Federal Farm Credit Bank Variable Rate Notes(b):
(LIBOR USD 3 Month - 0.08%), 1.28%, 01/23/18	575	575,001
(LIBOR USD 1 Month + 0.18%), 1.55%, 04/04/18	1,000	999,974
Federal Home Loan Bank:
Series 1, 0.88%, 03/19/18	4,000	3,997,457
1.25%, 06/08/18	1,250	1,249,535
Federal Home Loan Bank Discount Notes(a):
1.06%, 01/02/18	1,000	999,971
1.06%, 01/19/18	2,000	1,998,866
1.11%, 01/24/18	4,345	4,341,671
1.15%, 01/31/18	1,755	1,753,328
1.19%, 02/02/18	1,500	1,498,400
1.21%, 02/07/18	1,500	1,498,127
1.29%, 03/07/18	1,280	1,276,986
1.46%, 06/06/18	500	496,817
Federal Home Loan Bank Variable Rate Notes(b):
(LIBOR USD 1 Month - 0.15%), 1.35%, 04/17/18	1,400	1,400,000
(LIBOR USD 1 Month - 0.14%), 1.35%, 04/17/18	2,500	2,500,000
(LIBOR USD 3 Month - 0.35%), 1.05%, 05/09/18	1,000	1,000,000
(LIBOR USD 3 Month - 0.16%), 1.36%, 06/08/18	500	500,000
(LIBOR USD 1 Month - 0.12%), 1.26%, 10/03/18	1,000	1,000,000
(LIBOR USD 1 Month - 0.10%), 1.47%, 11/01/18	3,000	3,000,000
(LIBOR USD 1 Month - 0.10%), 1.47%, 11/02/18	2,000	2,000,000
(LIBOR USD 1 Month - 0.13%), 1.35%, 11/15/18	3,000	3,000,000
(LIBOR USD 1 Month - 0.09%), 1.46%, 01/25/19	750	750,000
(LIBOR USD 3 Month - 0.16%), 1.39%, 06/12/19	420	419,842
(LIBOR USD 3 Month - 0.16%), 1.46%, 06/20/19	1,000	1,000,000
(LIBOR USD 1 Month - 0.06%), 1.37%, 09/11/19	1,200	1,200,000
(LIBOR USD 3 Month - 0.14%), 1.47%, 12/19/19	535	535,000
Federal Home Loan Mortgage Corp. Discount Notes, 1.23%, 02/16/18(a)	285	284,603
Federal Home Loan Mortgage Corp. Notes:
0.75%, 04/09/18	1,000	998,739
4.88%, 06/13/18	900	914,123
1.33%, 06/27/18	500	499,988
0.88%, 10/12/18	840	835,139
Federal National Mortgage Association Notes:
0.88%, 02/08/18	1,000	999,668
0.88%, 05/21/18	870	868,799

Total U.S. Government Sponsored Agency Obligations — 35.0% (Cost: $47,492,404)		47,492,404

U.S. Treasury Obligations — 23.8%
U.S. Treasury Bills(a):
1.31%, 03/22/18	1,820	1,815,237
1.33%, 03/29/18	13,200	13,160,836
1.35%, 04/05/18	1,230	1,226,184
1.38%, 05/03/18	2,000	1,991,460
1.44%, 05/31/18	1,305	1,297,197
1.46%, 06/07/18	2,445	2,429,539
1.51%, 06/28/18	4,000	3,969,740
U.S. Treasury Notes:
0.75%, 02/28/18	1,955	1,954,502
1.38%, 07/31/18	685	684,767

Security	Par (000)	Value
U.S. Treasury Obligations (continued)
U.S. Treasury Notes (continued):
(U.S. Treasury 3 Month Bill Money Market Yield + 0.14%), 1.59%, 01/31/19(b)	3,775	$3,775,000

Total U.S. Treasury Obligations — 23.8% (Cost: $32,304,462)		32,304,462

Total Repurchase Agreements — 38.2% (Cost: $51,777,000)		51,777,000

Total Investments — 97.0% (Cost: $131,573,866)(c)		131,573,866
Other Assets Less Liabilities — 3.0%		4,084,734

Net Assets — 100.0%		$135,658,600

(a)	Rates are discount rates or a range of discount rates at the time of purchase.
(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Cost for U.S. federal income tax purposes.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Government Money Market V.I. Fund

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Bank of Montreal	1.36%		12/29/17	01/02/18	$5,600	$5,600	$5,600,846	U.S. Government Sponsored Agency Obligations, 2.50% to 5.50%, due 09/01/25 to 04/01/37	$15,735,512	$5,768,000
BNP Paribas SA	1.25	(a)	12/29/17	01/05/18	677	677	677,165	U.S. Treasury Obligations, 0.13% to 1.75%, due 01/31/23 to 11/15/27	691,014	690,574
	1.40		12/29/17	01/02/18	10,000	10,000	10,001,555	U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, 0.63% to 4.00%, due 03/31/19 to 06/20/47	10,849,393	10,200,006

Total BNP Paribas SA						$10,677				$10,890,580

Goldman Sachs & Co. LLC	1.45		12/27/17	01/03/18	2,500	2,500	2,500,705	U.S. Government Sponsored Agency Obligations, 3.00% to 6.50%, due 04/20/19 to 08/20/47	13,014,279	2,550,095
JP Morgan Securities LLC	1.41		12/29/17	01/02/18	6,000	6,000	6,000,940	U.S. Treasury Obligation, 1.50%, due 03/31/19	6,125,000	6,120,460
	1.73	(a)	12/29/17	02/02/18	3,500	3,500	3,505,887	U.S. Treasury Obligation, 0.75%, due 07/31/18	3,580,000	3,573,187

Total JP Morgan Securities LLC						$9,500				$9,693,647

Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.42		12/29/17	01/02/18	10,000	10,000	10,001,578	U.S. Treasury Obligation, 2.38%, due 08/15/24	10,094,500	10,200,060
	1.50		12/27/17	01/03/18	1,000	1,000	1,000,292	U.S. Government Sponsored Agency Obligation, 2.89%, due 04/01/47	1,039,984	1,030,000

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.						$11,000				$11,230,060

Mizuho Securities USA LLC	1.37		12/29/17	01/02/18	10,000	10,000	10,001,522	U.S. Treasury Obligations, 0.13% to 3.63%, due 04/15/19 to 11/15/45	10,152,000	10,200,026
Wells Fargo Securities LLC	1.35		12/27/17	01/03/18	1,500	1,500	1,500,394	U.S. Government Sponsored Agency Obligations, 4.00% due 11/01/46 to 06/01/47	1,480,259	1,545,000
	1.42		12/29/17	01/05/18	1,000	1,000	1,000,276	U.S. Government Sponsored Agency Obligation, 4.00%, due 11/01/47	984,169	1,030,000

Total Wells Fargo Securities LLC						$2,500				$ 2,575,000

Total						$51,777				$52,907,408

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

SCHEDULES OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2017	BlackRock Government Money Market V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Short-Term Securities(a)	$—	$131,573,866	$—	$131,573,866

	$—	$131,573,866	$—	$131,573,866

(a)	See above Schedule of Investments for values in each security type.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2017

BlackRock Government Money Market V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $79,796,866)	$79,796,866
Cash	4,400,232
Repurchase agreements at value (cost — $51,777,000)	51,777,000
Receivables:
Capital shares sold	3,365
Interest — unaffiliated	68,761
Prepaid expenses	653
Other assets	20,766

Total assets	136,067,643

LIABILITIES
Payables:
Capital shares redeemed	301,906
Printing fees	27,479
Professional fees	40,080
Investment advisory fees	34,310
Officer’s and Directors’ fees	4,736
Other affiliates	532

Total liabilities	409,043

NET ASSETS	$135,658,600

NET ASSETS CONSIST OF
Paid-in capital	$135,658,453
Accumulated net realized gain	147

NET ASSETS	$135,658,600

Class I — Based on net assets of $135,658,600 and 135,662,592 shares outstanding, 3.3 billion shares authorized, $0.10 par value.	$1.00

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations

December 31, 2017

BlackRock Government Money Market V.I. Fund

INVESTMENT INCOME
Interest — unaffiliated	$1,349,240

Total investment income	1,349,240

EXPENSES
Investment advisory	722,858
Transfer agent — class specific	153,326
Professional	59,111
Printing	32,899
Custodian	25,265
Directors and Officer	22,719
Accounting services	19,680
Transfer agent	4,999
Miscellaneous	4,829

Total expenses	1,045,686
Less:
Fees waived and/or reimbursed by the Manager	(458,573)
Transfer agent fees reimbursed	(153,321)

Total expenses after fees waived and/or reimbursed	433,792

Net investment income	915,448

REALIZED GAIN
Net realized gain from investments	475

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$915,923

See notes to financial statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Government Money Market V.I. Fund
	Year Ended
	12/31/2017	12/31/2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$915,448	$198,934
Net realized gain	475	279

Net increase in net assets resulting from operations	915,923	199,213

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(915,448)	(198,934)
From net realized gain	(477)	(1,077)

Decrease in net assets resulting from distributions to shareholders	(915,925)	(200,011)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares	110,014,964	85,450,151
Reinvestments of distributions	916,673	202,247
Cost of shares redeemed	(126,795,881)	(86,246,950)

Net decrease in net assets derived from capital share transactions	(15,864,244)	(594,552)

NET ASSETS
Total decrease in net assets	(15,864,246)	(595,350)
Beginning of year	151,522,846	152,118,196

End of year	$135,658,600	$151,522,846

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Government Money Market V.I. Fund
	Class I
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0064		0.0013		0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized gain	0.0000	(a)	0.0000	(a)	0.0001		0.0001		0.0000	(a)

Net increase from investment operations	0.0064		0.0013		0.0001		0.0001		0.0000

Distributions:(b)
From net investment income	(0.0064)		(0.0013)		(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	(0.0000	)(c)	(0.0000	)(c)	(0.0001)		(0.0001)		(0.0000	)(c)

Total distributions	(0.0064)		(0.0013)		(0.0001)		(0.0001)		(0.0000)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return:(d)
Based on net asset value	0.65%		0.13%		0.01%		0.01%		0.00%

Ratios to Average Net Assets:
Total expenses	0.72%		0.62%		0.61%		0.61%		0.63%

Total expenses after fees waived and/or reimbursed	0.30%		0.30%		0.18%		0.17%		0.20%

Net investment income	0.63%		0.13%		0.00%		0.00%		0.00%

Supplemental Data:
Net assets, end of year (000)	$135,659		$151,523		$152,118		$228,241		$179,570

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Government Money Market Fund V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities are recognized on an accrual basis.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

NOTES TO FINANCIAL STATEMENTS	11

Notes to Financial Statements   (continued)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450
$2 Billion — $3 Billion	0.400
$3 Billion — $4 Billion	0.375
$4 Billion — $7 Billion	0.350
$7 Billion — $10 Billion	0.325
$10 Billion — $15 Billion	0.300
Greater than $15 Billion	0.290

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive a portion of the investment advisory fees to enable the Fund to maintain minimum levels of daily net investment income. The Manager may discontinue this waiver and/or reimbursement at any time without notice. For the year ended December 31, 2017, there were no fees waived and/or reimbursed by the Manager. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any.

For the year ended December 31, 2017, the Fund reimbursed the Manager $1,756 for certain accounting services, which is included in accounting services in the Statement of Operations.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”), to 0.30% of average daily net assets of Class I. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, the Manager waived $458,573 and reimbursed $153,321, which is shown as fees waived and/or reimbursed by the Manager and transfer agent fees reimbursed, respectively, in the Statement of Operations.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/2017	12/31/2016
Ordinary income	$915,604	$199,088
Long-term capital gains	321	923

	$915,925	$200,011

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$147
Undistributed long-term capital gains	—

$147

7.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

8.	CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	13

Report of the Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Government Money Market V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Government Money Market V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock High Yield V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2017	BlackRock High Yield V.I. Fund

Investment Objective

BlackRock High Yield V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

A sustained global economic expansion fueled another strong year for high yield bonds—and for risk assets more broadly—in 2017.

The Fund’s positioning in the electric utilities, automotive and oil field services sectors detracted from performance. The effect was largely from sector allocation rather than security selection. The Fund’s underweight in BB rated securities and slight underweight in bonds rated CC and below also detracted from performance. However, the investment adviser remained comfortable with both of these underweights.

The drivers of the Fund’s positive relative performance included security selection in the gaming, technology, and metals & mining sectors. From an asset allocation perspective, out-of-benchmark positions in bank loans and preferred stocks contributed positively. From a credit rating perspective, the Fund’s allocations to the B and CCC tiers were the largest contributors.

Describe recent portfolio activity.

The Fund actively managed risk throughout the year, and it ended with a slightly lower risk profile than the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index. From an asset allocation perspective, the Fund added to its allocations in bank loans and preferred stocks while reducing its weightings in common stocks and cash.

Describe portfolio positioning at period end.

The Fund’s general investment themes and core positions reflected the investment adviser’s views regarding issuer cash flows, firm or industry catalysts, and idiosyncratic factors.

The Fund’s credit-rating positioning remained consistent over the annual period, with an underweight in BB rated issues, an overweight in B rated bonds, and an overweight in select CCC rated issues with improving credit positions or attractive yields. Importantly, the Fund maintained underweights to the market’s “tails”: both the higher-yielding segment that contained a larger concentration of stressed assets, as well as the lower-yielding portion where narrow spreads indicated an unattractive level of income.

The Fund’s largest overweights were in the gaming, metals & mining and independent energy areas. Conversely, it was underweight in the retail, automotive and consumer products sectors. From an asset allocation perspective, the Fund had an approximate 7.5% weighting in bank loans at period end, coupled with smaller positions in preferred and common stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock High Yield V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares, prior to February 15, 2012, the recommencement of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.
(b)	The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund that followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund”.
(c)	An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended December 31, 2017

	Standardized 30-Day Yield (b)	Unsubsidized 30-Day Yield (b)	6-Month Total Returns (c)	Average Annual Total Returns
				1 Year (c)	5 Years (c)	10 Years (c)
Class I(a)	4.50%	4.41%	2.67%	7.48%	5.65%	7.23%
Class III(a)	4.27	4.16	2.55	7.08	5.37	6.95	(d)
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	2.46	7.50	5.78	8.09

(a)	Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund that followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund”.
(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(d)	The returns for Class III Shares prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,026.70	$3.47	$1,000.00	$1,021.78	$3.47	0.68%
Class III	1,000.00	1,025.50	4.80	1,000.00	1,020.47	4.79	0.94

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of December 31, 2017 (continued)	BlackRock High Yield V.I. Fund

Portfolio Information

CREDIT QUALITY ALLOCATION (a)

Percent of Total Investments (b)
AA/Aa	— (c)
BBB/Baa	5%
BB/Ba	82%
CCC/Caa	10%
CC/Ca	— (c)
DD/Da	— (c)
NR	3%

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	Total investments exclude short-term securities.
(c)	Representing less than 0.5% of Total Investments.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments December 31, 2017	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 0.1%
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 04/29/18	USD	365	$368,833
Virgin Australia Pass-Through Trust, Series 2013-1C, 7.13%, 10/23/18(a)		103	104,320

Total Asset-Backed Securities — 0.1% (Cost: $467,555)			473,153

		Shares
Common Stocks — 0.7%

Chemicals — 0.1%
Advanced Emissions Solutions, Inc.		1,644	15,881
Platform Speciality Products Corp.(b)		65,870	653,430

			669,311
Construction & Engineering — 0.2%
Star Group, Inc. (The)(b)		39,643	922,480

Media — 0.1%
Altice USA, Inc., Class A(b)		20,929	444,323

Metals & Mining — 0.1%
Constellium NV, Class A(b)		31,378	349,865

Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.(b)		11,157	708,581

Total Common Stocks — 0.7% (Cost: $2,818,881)			3,094,560

	Par (000)
Corporate Bonds — 88.1%

Aerospace & Defense — 2.4%
Arconic, Inc.:
6.15%, 08/15/20	USD	595	639,684
5.13%, 10/01/24		1,321	1,409,947
5.90%, 02/01/27		129	144,892
6.75%, 01/15/28		330	388,842
5.95%, 02/01/37		128	139,200
Bombardier, Inc.(a):
8.75%, 12/01/21		1,185	1,300,538
5.75%, 03/15/22		70	68,600
6.00%, 10/15/22		24	23,580
6.13%, 01/15/23		555	543,900
7.50%, 12/01/24		672	682,080
7.50%, 03/15/25		565	569,407
7.45%, 05/01/34		210	206,325
KLX, Inc., 5.88%, 12/01/22(a)		1,791	1,875,535
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(a)		221	229,840
Pioneer Holdings LLC, 9.00%, 11/01/22(a)		224	231,560
TransDigm, Inc.:
6.00%, 07/15/22		992	1,011,840
6.50%, 07/15/24		728	746,200
6.50%, 05/15/25		100	102,250
6.38%, 06/15/26		167	168,670

			10,482,890
Air Freight & Logistics — 0.3%(a)
CEVA Group plc, 7.00%, 03/01/21		80	77,600
XPO Logistics, Inc.:
6.50%, 06/15/22		1,020	1,064,625
6.13%, 09/01/23		43	45,473

			1,187,698

Security	Par (000)		Value
Airlines — 0.0%
American Airlines Group, Inc., 5.50%, 10/01/19(a)	USD	30	$30,825

Auto Components — 0.8%
Allison Transmission, Inc., 5.00%, 10/01/24(a)		16	16,500
Icahn Enterprises LP:
4.88%, 03/15/19		475	475,095
6.00%, 08/01/20		67	68,904
6.25%, 02/01/22		1,147	1,172,807
6.75%, 02/01/24		583	599,033
6.38%, 12/15/25(a)		198	198,020
IHO Verwaltungs GmbH(a)(c):
4.12% ( 4.12% Cash or 4.88% PIK), 09/15/21		201	204,517
4.50% ( 4.50% Cash or 5.25% PIK), 09/15/23		515	524,981
4.75% ( 4.75% Cash or 5.50% PIK), 09/15/26		300	304,500
ZF North America Capital, Inc., 4.75%, 04/29/25(a)		164	173,635

			3,737,992
Automobiles — 0.2%(a)
Jaguar Land Rover Automotive plc, 5.63%, 02/01/23		150	153,563
Tesla, Inc., 5.30%, 08/15/25		682	651,310

			804,873
Banks — 2.5%
Banco Espirito Santo SA(d):
2.63%, 05/08/17(e)	EUR	100	35,995
4.75%, 01/15/18		100	35,096
4.00%, 01/21/19(e)		100	35,995
Bank of America Corp.(e)(f):
(LIBOR USD 3 Month + 3.71%), 6.25%	USD	558	616,618
(LIBOR USD 3 Month + 4.17%), 6.50%		201	228,386
(LIBOR USD 3 Month + 3.90%), 6.10%		1,423	1,561,743
CIT Group, Inc.:
(LIBOR USD 3 Month + 3.97%), 5.80%(e)(f)		595	612,850
5.00%, 08/15/22		30	31,800
5.00%, 08/01/23		1,466	1,561,290
Citigroup, Inc.(e)(f):
(LIBOR USD 3 Month + 4.09%), 5.80%		460	476,675
(LIBOR USD 3 Month + 4.48%), 6.13%		175	186,156
(LIBOR USD 3 Month + 4.07%), 5.95%		302	321,253
(LIBOR USD 3 Month + 3.91%), 5.95%		210	223,650
HSBC Holdings plc, (USD Swap Rate 5 Year + 3.75%), 6.00%(e)(f)		465	488,831
JPMorgan Chase & Co.(e)(f):
(LIBOR USD 3 Month + 3.32%), 5.00%		640	651,123
(LIBOR USD 3 Month + 3.25%), 5.15%		190	196,422
(LIBOR USD 3 Month + 3.33%), 6.12%		99	108,405
(LIBOR USD 3 Month + 3.33%), 6.10%		1,486	1,632,817
Wells Fargo & Co.(e)(f):
(LIBOR USD 3 Month + 3.11%), 5.90%		580	620,426
(LIBOR USD 3 Month + 3.99%), 5.88%		1,185	1,312,447

			10,937,978
Building Products — 0.7%
CPG Merger Sub LLC, 8.00%, 10/01/21(a)		396	408,870
James Hardie International Finance DAC, 4.75%, 01/15/25(a)		30	30,225
Jeld-Wen, Inc.(a):
4.63%, 12/15/25		137	138,027
4.88%, 12/15/27		123	124,230
Masonite International Corp., 5.63%, 03/15/23(a)		852	890,596
Ply Gem Industries, Inc., 6.50%, 02/01/22		284	293,230
Standard Industries, Inc.(a):
5.50%, 02/15/23		10	10,425
5.38%, 11/15/24		240	250,872
6.00%, 10/15/25		352	375,760

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Building Products (continued)
USG Corp.(a):
5.50%, 03/01/25	USD	37	$39,313
4.88%, 06/01/27		686	711,073

			3,272,621
Capital Markets — 0.3%
Eagle Holding Co. II LLC, 7.63% (7.63% Cash or 8.38% PIK), 05/15/22(a)(c)		324	327,240
Goldman Sachs Group, Inc. (The), (LIBOR USD 3 Month + 2.87%), 5.00%(e)(f)		1,195	1,175,880

			1,503,120
Chemicals — 3.5%
Alpha 3 BV, 6.25%, 02/01/25(a)		1,100	1,127,500
Axalta Coating Systems LLC, 4.88%, 08/15/24(a)		253	265,650
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		377	444,860
10.00%, 10/15/25		677	812,400
CF Industries, Inc.:
7.13%, 05/01/20		71	77,411
5.15%, 03/15/34		105	107,100
4.95%, 06/01/43		175	165,375
Chemours Co. (The):
6.63%, 05/15/23		280	296,100
7.00%, 05/15/25		108	117,180
5.38%, 05/15/27		622	643,770
Gates Global LLC, 6.00%, 07/15/22(a)		1,871	1,913,097
Hexion, Inc., 10.38%, 02/01/22(a)		222	206,599
Huntsman International LLC:
4.88%, 11/15/20		376	391,040
5.13%, 11/15/22		755	805,019
Koppers, Inc., 6.00%, 02/15/25(a)		278	294,680
MPM Escrow LLC(d)(g)		334	—
Momentive Performance Materials, Inc., 3.88%, 10/24/21		1,330	1,389,850
NOVA Chemicals Corp., 4.88%, 06/01/24(a)		338	337,155
Platform Specialty Products Corp.(a):
6.50%, 02/01/22		3,186	3,293,528
5.88%, 12/01/25		872	865,460
PQ Corp.(a):
6.75%, 11/15/22		439	468,632
5.75%, 12/15/25		503	511,803
Tronox Finance plc, 5.75%, 10/01/25(a)		228	234,270
Venator Finance Sarl, 5.75%, 07/15/25(a)		194	204,670
W.R. Grace & Co.-Conn., 5.13%, 10/01/21(a)		729	766,361

			15,739,510
Commercial Services & Supplies — 2.6%
ACCO Brands Corp., 5.25%, 12/15/24(a)		108	110,970
ADT Corp. (The):
6.25%, 10/15/21		310	339,450
3.50%, 07/15/22		38	37,430
4.13%, 06/15/23		1,282	1,282,000
4.88%, 07/15/32(a)		700	661,500
Advanced Disposal Services, Inc., 5.63%, 11/15/24(a)		257	262,782
APX Group, Inc.:
6.38%, 12/01/19		120	121,800
8.75%, 12/01/20		368	375,360
7.88%, 12/01/22		217	232,461
Aramark Services, Inc.:
5.13%, 01/15/24		891	935,104
5.00%, 04/01/25(a)		506	534,488
GW Honos Security Corp., 8.75%, 05/15/25(a)		108	116,100

Security	Par (000)		Value
Commercial Services & Supplies (continued)
Harland Clarke Holdings Corp., 8.38%, 08/15/22(a)	USD	182	$188,998
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		360	369,000
Matthews International Corp., 5.25%, 12/01/25(a)		90	90,900
Mobile Mini, Inc., 5.88%, 07/01/24		1,055	1,107,750
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(a)		441	457,538
Prime Security Services Borrower LLC, 9.25%, 05/15/23(a)		2,923	3,244,530
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(a)		382	394,415
Tervita Escrow Corp., 7.63%, 12/01/21(a)		460	461,150
Wrangler Buyer Corp., 6.00%, 10/01/25(a)		149	153,470

			11,477,196
Communications Equipment — 0.4%
CommScope Technologies LLC(a):
6.00%, 06/15/25		2	2,125
5.00%, 03/15/27		500	500,000
CommScope, Inc., 5.00%, 06/15/21(a)		165	168,093
Nokia OYJ:
3.38%, 06/12/22		133	132,175
4.38%, 06/12/27		187	184,850
6.63%, 05/15/39		373	412,165
Riverbed Technology, Inc., 8.88%, 03/01/23(a)		229	216,119

			1,615,527
Construction & Engineering — 0.4%
Brand Energy & Infrastructure Services, Inc., 8.50%, 07/15/25(a)		801	841,050
Engility Corp., 8.88%, 09/01/24		287	306,731
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(a)		200	216,000
Tutor Perini Corp., 6.88%, 05/01/25(a)		298	320,350
Weekley Homes LLC, 6.63%, 08/15/25(a)		82	81,590

			1,765,721
Consumer Finance — 1.6%
Ally Financial, Inc.:
5.13%, 09/30/24		1,032	1,115,850
8.00%, 11/01/31		1,621	2,107,300
General Motors Financial Co., Inc., (LIBOR USD 3 Month + 3.60%), 5.75%(e)(f)		482	496,378
Navient Corp.:
6.63%, 07/26/21		527	555,985
6.50%, 06/15/22		76	79,762
5.50%, 01/25/23		1,165	1,162,087
7.25%, 09/25/23		154	164,010
6.13%, 03/25/24		41	41,513
5.88%, 10/25/24		122	121,085
6.75%, 06/25/25		208	213,720
5.63%, 08/01/33		100	87,250
OneMain Financial Holdings LLC(a):
6.75%, 12/15/19		241	249,001
7.25%, 12/15/21		263	273,310
Springleaf Finance Corp.:
6.13%, 05/15/22		90	93,375
5.63%, 03/15/23		338	338,743

			7,099,369
Containers & Packaging — 2.5%
Ardagh Packaging Finance plc(a):
6.00%, 06/30/21		550	564,437
4.25%, 09/15/22		296	301,180
4.63%, 05/15/23		374	381,592
7.25%, 05/15/24		1,512	1,646,190
6.00%, 02/15/25		967	1,017,768
4.75%, 07/15/27	GBP	100	135,825

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Containers & Packaging (continued)
Ball Corp.:
5.00%, 03/15/22	USD	279	$297,832
4.00%, 11/15/23		182	185,640
BWAY Holding Co., 5.50%, 04/15/24(a)		1,073	1,115,920
Crown Americas LLC, 4.25%, 09/30/26		272	267,920
OI European Group BV, 4.00%, 03/15/23(a)		325	325,439
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		1,057	1,073,156
6.88%, 02/15/21		142	143,893
(LIBOR USD 3 Month + 3.50%), 4.86%, 07/15/21(a)(e)		620	629,300
5.13%, 07/15/23(a)		552	571,320
7.00%, 07/15/24(a)		1,768	1,891,760
Sealed Air Corp.(a):
4.88%, 12/01/22		536	566,150
6.88%, 07/15/33		31	36,038

			11,151,360
Distributors — 0.2%(a)
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23		363	382,057
American Tire Distributors, Inc., 10.25%, 03/01/22		420	432,600

			814,657
Diversified Consumer Services — 0.3%
Laureate Education, Inc., 8.25%, 05/01/25(a)		319	338,140
Service Corp. International:
4.50%, 11/15/20		240	242,100
5.38%, 01/15/22		166	169,942
4.63%, 12/15/27		38	38,556
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(a)		324	328,050
Sotheby’s, 5.25%, 10/01/22(a)		390	400,335

			1,517,123
Diversified Financial Services — 0.5%(a)
FBM Finance, Inc., 8.25%, 08/15/21		355	377,187
Infinity Acquisition LLC, 7.25%, 08/01/22		46	46,345
Jefferies Finance LLC:
7.38%, 04/01/20		200	205,750
6.88%, 04/15/22		451	456,638
Tempo Acquisition LLC, 6.75%, 06/01/25		649	655,490
Vantiv LLC, 4.38%, 11/15/25		263	266,335

			2,007,745
Diversified Telecommunication Services — 5.2%
CCO Holdings LLC(a):
4.00%, 03/01/23		331	327,690
5.13%, 05/01/23		719	733,380
5.13%, 05/01/27		3,240	3,191,400
5.00%, 02/01/28		695	675,887
CenturyLink, Inc.:
6.45%, 06/15/21		919	928,190
5.80%, 03/15/22		71	69,537
6.75%, 12/01/23		250	245,000
5.63%, 04/01/25		255	232,050
7.60%, 09/15/39		21	18,060
7.65%, 03/15/42		160	141,000
Cincinnati Bell, Inc., 7.00%, 07/15/24(a)		858	851,565
Frontier Communications Corp.:
7.13%, 03/15/19		349	335,040
7.13%, 01/15/23		249	165,585
7.63%, 04/15/24		405	268,312
6.88%, 01/15/25		1,119	724,553
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		323	303,620
5.50%, 08/01/23		516	421,830
9.75%, 07/15/25(a)		905	871,062

Security	Par (000)		Value
Diversified Telecommunication Services (continued)
Level 3 Financing, Inc.:
5.38%, 08/15/22	USD	395	$400,056
5.63%, 02/01/23		405	408,038
5.13%, 05/01/23		96	96,240
5.38%, 01/15/24		877	875,904
5.38%, 05/01/25		363	362,546
5.25%, 03/15/26		1,451	1,424,229
Qwest Corp., 6.75%, 12/01/21		160	172,301
SFR Group SA(a):
6.00%, 05/15/22		865	875,813
7.38%, 05/01/26		2,204	2,261,855
Sprint Capital Corp.:
6.90%, 05/01/19		375	392,344
8.75%, 03/15/32		1,127	1,279,145
Telecom Italia Capital SA:
6.38%, 11/15/33		230	267,375
6.00%, 09/30/34		1,579	1,772,428
7.20%, 07/18/36		140	173,950
Telecom Italia SpA, 5.30%, 05/30/24(a)		200	213,500
Telesat Canada, 8.88%, 11/15/24(a)		325	364,000
Virgin Media Finance plc, 5.75%, 01/15/25(a)		1,280	1,305,600

			23,149,085
Electric Utilities — 0.1%
DPL, Inc., 7.25%, 10/15/21		39	43,290
NextEra Energy Operating Partners LP, 4.25%, 09/15/24(a)		239	243,183

			286,473
Electrical Equipment — 0.6%
GrafTech International Ltd., 6.38%, 11/15/20		103	102,743
Sensata Technologies BV(a):
5.63%, 11/01/24		202	221,947
5.00%, 10/01/25		837	885,128
Vertiv Group Corp., 9.25%, 10/15/24(a)		1,246	1,330,105

			2,539,923
Electronic Equipment, Instruments & Components — 0.5%
Anixter, Inc., 5.63%, 05/01/19		55	56,719
CDW LLC:
5.00%, 09/01/23		514	531,348
5.50%, 12/01/24		1,307	1,421,362
5.00%, 09/01/25		132	136,620

			2,146,049
Energy Equipment & Services — 1.7%
Diamond Offshore Drilling, Inc., 7.88%, 08/15/25		124	129,735
Ensco plc, 5.20%, 03/15/25		45	38,250
Noble Holding International Ltd.:
4.63%, 03/01/21		12	11,220
7.75%, 01/15/24		200	172,000
7.70%, 04/01/25		106	88,775
Noble Holding US LLC, 7.50%, 03/15/19		130	133,087
Parker Drilling Co., 7.50%, 08/01/20		159	144,690
Pioneer Energy Services Corp., 6.13%, 03/15/22		516	422,965
Precision Drilling Corp.:
6.50%, 12/15/21		44	44,825
7.75%, 12/15/23		110	115,500
5.25%, 11/15/24		168	158,340
7.13%, 01/15/26(a)		157	160,140
Rowan Cos., Inc.:
4.88%, 06/01/22		90	84,825
4.75%, 01/15/24		227	199,760
7.38%, 06/15/25		923	939,152
SESI LLC:
7.13%, 12/15/21		110	112,750
7.75%, 09/15/24(a)		281	298,563

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Energy Equipment & Services (continued)
Transocean, Inc.:
5.80%, 10/15/22	USD	259	$255,115
9.00%, 07/15/23(a)		1,306	1,412,113
7.50%, 01/15/26(a)		362	370,706
6.80%, 03/15/38		117	93,892
Trinidad Drilling Ltd., 6.63%, 02/15/25(a)		455	432,250
Weatherford International LLC, 6.80%, 06/15/37		107	88,810
Weatherford International Ltd.:
7.75%, 06/15/21		399	406,731
8.25%, 06/15/23		670	676,700
9.88%, 02/15/24		136	144,500
6.50%, 08/01/36		218	179,305
7.00%, 03/15/38		183	153,720
5.95%, 04/15/42		190	148,200

			7,616,619
Equity Real Estate Investment Trusts (REITs) — 2.2%
CoreCivic, Inc., 4.75%, 10/15/27		186	183,675
CyrusOne LP:
5.00%, 03/15/24		729	756,337
5.38%, 03/15/27(a)		68	71,400
Equinix, Inc.:
5.38%, 04/01/23		70	72,380
5.88%, 01/15/26		785	842,894
ESH Hospitality, Inc., 5.25%, 05/01/25(a)		577	582,770
GEO Group, Inc. (The):
5.13%, 04/01/23		348	348,000
5.88%, 10/15/24		220	226,050
6.00%, 04/15/26		70	71,925
iStar, Inc.:
4.63%, 09/15/20		154	156,310
6.00%, 04/01/22		37	38,295
5.25%, 09/15/22		155	155,969
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		2,029	2,160,885
4.50%, 09/01/26		1,164	1,158,180
4.50%, 01/15/28(a)		425	416,500
SBA Communications Corp.:
4.00%, 10/01/22(a)		922	923,153
4.88%, 09/01/24		505	518,887
Uniti Group LP, 8.25%, 10/15/23		572	549,835
VICI Properties 1 LLC, 8.00%, 10/15/23		393	438,616

			9,672,061
Food & Staples Retailing — 0.1%
Albertsons Cos. LLC:
6.63%, 06/15/24		163	154,442
5.75%, 03/15/25		152	137,104
Rite Aid Corp., 6.13%, 04/01/23(a)		299	269,848

			561,394
Food Products — 1.1%
B&G Foods, Inc., 5.25%, 04/01/25		746	758,794
Chobani LLC, 7.50%, 04/15/25(a)		554	587,240
JBS USA LUX SA(a):
5.88%, 07/15/24		470	454,137
5.75%, 06/15/25		791	761,338
Lamb Weston Holdings, Inc., 4.63%, 11/01/24(a)		22	22,660
Pilgrim’s Pride Corp.(a):
5.75%, 03/15/25		233	240,864
5.88%, 09/30/27		201	207,030
Post Holdings, Inc.(a):
5.50%, 03/01/25		442	457,470
5.00%, 08/15/26		1,323	1,301,501
5.63%, 01/15/28		80	80,424
TreeHouse Foods, Inc., 6.00%, 02/15/24(a)		21	21,840

			4,893,298

Security	Par (000)		Value
Health Care Equipment & Supplies — 1.7%
Avantor, Inc.(a):
6.00%, 10/01/24	USD	2,413	$2,403,951
9.00%, 10/01/25		532	524,020
DJO Finco, Inc., 8.13%, 06/15/21(a)		1,126	1,052,810
Fresenius US Finance II, Inc., 4.50%, 01/15/23(a)		127	133,350
Mallinckrodt International Finance SA(a):
4.88%, 04/15/20		155	148,800
5.75%, 08/01/22		1,161	1,053,607
5.63%, 10/15/23		99	84,150
5.50%, 04/15/25		43	35,045
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(a)		1,761	1,769,805
Sterigenics-Nordion Holdings LLC, 6.50%, 05/15/23(a)		70	72,975
Teleflex, Inc., 4.88%, 06/01/26		273	281,873

			7,560,386
Health Care Providers & Services — 4.7%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		31	31,077
5.63%, 02/15/23		279	283,185
6.50%, 03/01/24		237	246,480
Centene Corp.:
5.63%, 02/15/21		330	339,075
4.75%, 05/15/22		448	464,800
6.13%, 02/15/24		73	77,197
4.75%, 01/15/25		594	604,395
Community Health Systems, Inc.:
8.00%, 11/15/19		396	334,620
5.13%, 08/01/21		6	5,400
6.25%, 03/31/23		302	271,800
DaVita, Inc., 5.13%, 07/15/24		337	340,370
Envision Healthcare Corp.:
5.13%, 07/01/22(a)		261	253,170
5.63%, 07/15/22		727	734,270
6.25%, 12/01/24(a)		223	229,690
HCA, Inc.:
6.50%, 02/15/20		294	311,640
7.50%, 02/15/22		289	325,125
5.88%, 03/15/22		380	406,600
4.75%, 05/01/23		130	133,900
5.88%, 05/01/23		821	876,418
5.00%, 03/15/24		2,164	2,250,560
5.38%, 02/01/25		197	203,895
5.25%, 04/15/25		575	608,063
5.88%, 02/15/26		559	591,142
5.25%, 06/15/26		1,249	1,323,940
4.50%, 02/15/27		129	129,645
5.50%, 06/15/47		1,358	1,354,605
HealthSouth Corp., 5.75%, 11/01/24		445	455,569
MEDNAX, Inc., 5.25%, 12/01/23(a)		144	146,520
Molina Healthcare, Inc., 4.88%, 06/15/25(a)		134	133,665
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(a)		734	781,710
Polaris Intermediate Corp., 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(a)(c)		870	902,625
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(a)		187	197,285
Surgery Center Holdings, Inc.(a):
8.88%, 04/15/21		145	150,075
6.75%, 07/01/25		421	397,845
Team Health Holdings, Inc., 6.38%, 02/01/25(a)		393	350,753
Tenet Healthcare Corp.:
6.75%, 02/01/20		85	85,850
4.75%, 06/01/20		167	169,922
6.00%, 10/01/20		172	181,856

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Providers & Services (continued)
Tenet Healthcare Corp. (continued):
7.50%, 01/01/22(a)	USD	184	$193,200
8.13%, 04/01/22		1,414	1,438,745
6.75%, 06/15/23		640	620,800
4.63%, 07/15/24(a)		497	484,575
5.13%, 05/01/25(a)		587	572,325
7.00%, 08/01/25(a)		270	253,800
Vizient, Inc., 10.38%, 03/01/24(a)		444	498,390
WellCare Health Plans, Inc., 5.25%, 04/01/25		136	143,480

			20,890,052
Hotels, Restaurants & Leisure — 3.9%
1011778 BC ULC/New Red Finance, Inc.(a):
4.25%, 05/15/24		399	398,002
5.00%, 10/15/25		2,255	2,271,913
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		946	967,285
CRC Escrow Issuer LLC, 5.25%, 10/15/25(a)		1,119	1,127,392
Eldorado Resorts, Inc., 6.00%, 04/01/25		151	157,795
GLP Capital LP:
5.38%, 11/01/23		66	70,455
5.38%, 04/15/26		123	131,918
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/24		113	114,130
Jacobs Entertainment, Inc., 7.88%, 02/01/24(a)		70	74,900
KFC Holding Co.(a):
5.00%, 06/01/24		35	36,094
5.25%, 06/01/26		262	275,755
Melco Resorts Finance Ltd., 4.88%, 06/06/25(a)		265	267,905
MGM Resorts International:
5.25%, 03/31/20		180	186,300
6.75%, 10/01/20		547	590,760
6.63%, 12/15/21		1,988	2,181,234
7.75%, 03/15/22		541	616,740
Sabre GLBL, Inc.(a):
5.38%, 04/15/23		65	66,950
5.25%, 11/15/23		278	284,338
Scientific Games International, Inc.:
7.00%, 01/01/22(a)		2,217	2,336,164
10.00%, 12/01/22		1,406	1,543,085
5.00%, 10/15/25(a)		413	414,032
Six Flags Entertainment Corp., 4.88%, 07/31/24(a)		1,918	1,946,770
Station Casinos LLC, 5.00%, 10/01/25(a)		601	604,005
Viking Cruises Ltd.(a):
6.25%, 05/15/25		186	191,580
5.88%, 09/15/27		278	282,865
Wyndham Worldwide Corp., 4.15%, 04/01/24		158	158,739
Yum Brands, Inc., 3.88%, 11/01/23		97	97,606

			17,394,712
Household Durables — 1.7%
Brookfield Residential Properties, Inc.(a):
6.50%, 12/15/20		20	20,400
6.38%, 05/15/25		93	98,580
CalAtlantic Group, Inc.:
6.63%, 05/01/20		255	274,176
8.38%, 01/15/21		488	562,420
5.38%, 10/01/22		20	21,450
5.25%, 06/01/26		170	179,775
K. Hovnanian Enterprises, Inc.(a):
10.00%, 07/15/22		264	290,400
10.50%, 07/15/24		134	153,765
Lennar Corp.:
4.50%, 11/15/19		64	65,680
2.95%, 11/29/20(a)		82	81,385

Security	Par (000)		Value
Household Durables (continued)
Lennar Corp. (continued):
4.75%, 04/01/21	USD	51	$53,040
4.13%, 01/15/22		684	697,680
4.75%, 11/15/22		880	924,000
4.88%, 12/15/23		450	472,500
4.75%, 11/29/27(a)		465	478,857
Mattamy Group Corp.(a):
6.88%, 12/15/23		234	247,455
6.50%, 10/01/25		241	254,857
MDC Holdings, Inc., 6.00%, 01/15/43		290	282,750
Meritage Homes Corp.:
7.15%, 04/15/20		70	76,125
5.13%, 06/06/27		320	325,600
PulteGroup, Inc.:
5.50%, 03/01/26		161	175,088
6.38%, 05/15/33		473	529,760
6.00%, 02/15/35		244	262,300
Springs Industries, Inc., 6.25%, 06/01/21		53	54,060
Tempur Sealy International, Inc., 5.50%, 06/15/26		241	247,073
TRI Pointe Group, Inc.:
4.38%, 06/15/19		165	168,300
4.88%, 07/01/21		115	119,312
5.88%, 06/15/24		170	181,475
5.25%, 06/01/27		178	182,575
William Lyon Homes, Inc., 5.88%, 01/31/25		76	77,615
Williams Scotsman International, Inc., 7.88%, 12/15/22(a)		140	144,200

			7,702,653
Household Products — 0.1%
Spectrum Brands, Inc., 6.63%, 11/15/22		460	476,100

Independent Power and Renewable Electricity Producers — 1.7%
AES Corp.:
8.00%, 06/01/20		36	40,320
4.88%, 05/15/23		365	371,844
5.50%, 03/15/24		195	202,800
5.50%, 04/15/25		120	126,000
6.00%, 05/15/26		177	191,160
5.13%, 09/01/27		163	171,150
Calpine Corp.:
5.88%, 01/15/24(a)		272	276,760
5.75%, 01/15/25		450	425,250
5.25%, 06/01/26(a)		1,230	1,205,412
Dynegy, Inc.:
7.38%, 11/01/22		605	638,275
7.63%, 11/01/24		117	125,482
8.00%, 01/15/25(a)		232	251,140
8.13%, 01/30/26(a)		228	249,090
NRG Energy, Inc.:
6.25%, 07/15/22		335	348,400
6.63%, 01/15/27		1,518	1,605,285
5.75%, 01/15/28(a)		616	622,160
NRG Yield Operating LLC, 5.38%, 08/15/24		279	288,765
Pattern Energy Group, Inc., 5.88%, 02/01/24(a)		276	289,800
Talen Energy Supply LLC, 6.50%, 06/01/25		231	186,533

			7,615,626
Insurance — 1.0%(a)
Acrisure LLC, 7.00%, 11/15/25		283	272,744
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23		2,169	2,277,450
Ardonagh Midco 3 plc, 8.63%, 07/15/23		546	565,110
AssuredPartners, Inc., 7.00%, 08/15/25		69	68,655
HUB International Ltd., 7.88%, 10/01/21		800	833,000
NFP Corp., 6.88%, 07/15/25		127	127,953
USIS Merger Sub, Inc., 6.88%, 05/01/25		80	80,800

			4,225,712

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Internet & Direct Marketing Retail — 0.5%
Netflix, Inc.:
5.38%, 02/01/21	USD	60	$63,375
5.50%, 02/15/22		446	468,858
4.38%, 11/15/26		886	866,065
4.88%, 04/15/28(a)		699	685,020

			2,083,318
Internet Software & Services — 0.8%
GTT Communications, Inc., 7.88%, 12/31/24(a)		284	299,620
Match Group, Inc., 5.00%, 12/15/27(a)		123	124,845
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)		270	288,225
Zayo Group LLC:
6.00%, 04/01/23		1,860	1,937,283
6.38%, 05/15/25		60	63,450
5.75%, 01/15/27(a)		1,030	1,050,600

			3,764,023
IT Services — 1.5%(a)
Alliance Data Systems Corp.:
5.88%, 11/01/21		490	502,250
5.38%, 08/01/22		860	866,450
First Data Corp.:
7.00%, 12/01/23		1,128	1,192,860
5.75%, 01/15/24		2,738	2,833,830
Gartner, Inc., 5.13%, 04/01/25		401	419,045
WEX, Inc., 4.75%, 02/01/23		874	892,573

			6,707,008
Leisure Products — 0.1%
Mattel, Inc.:
6.75%, 12/31/25(a)		436	441,864
6.20%, 10/01/40		101	90,774
5.45%, 11/01/41		59	48,822

			581,460
Machinery — 2.0%
BlueLine Rental Finance Corp., 9.25%, 03/15/24(a)		1,773	1,892,677
Cleaver-Brooks, Inc., 7.88%, 03/01/23(a)		122	125,050
EnPro Industries, Inc., 5.88%, 09/15/22		160	166,600
Grinding Media, Inc., 7.38%, 12/15/23(a)		906	972,772
Navistar International Corp., 6.63%, 11/01/25(a)		370	386,051
Novelis Corp.(a):
6.25%, 08/15/24		1,981	2,075,097
5.88%, 09/30/26		1,452	1,481,040
RBS Global, Inc., 4.88%, 12/15/25(a)		283	285,830
SPX FLOW, Inc., 5.63%, 08/15/24(a)		332	349,430
Terex Corp., 5.63%, 02/01/25(a)		854	892,430
Wabash National Corp., 5.50%, 10/01/25(a)		303	305,273

			8,932,250
Media — 7.2%
Acosta, Inc., 7.75%, 10/01/22(a)		261	190,530
Altice Financing SA(a):
6.63%, 02/15/23		200	209,420
7.50%, 05/15/26		1,128	1,201,320
Altice Luxembourg SA, 7.75%, 05/15/22(a)		2,199	2,166,015
Altice US Finance I Corp.(a):
5.38%, 07/15/23		1,331	1,360,947
5.50%, 05/15/26		254	258,763
AMC Networks, Inc.:
5.00%, 04/01/24		238	240,975
4.75%, 08/01/25		318	315,217
Cablevision Systems Corp.:
7.75%, 04/15/18		492	498,150
8.00%, 04/15/20		125	133,437
CBS Radio, Inc., 7.25%, 11/01/24(a)		93	98,057

Security	Par (000)		Value
Media (continued)
Cequel Communications Holdings I LLC:
6.38%, 09/15/20(a)	USD	180	$182,700
5.13%, 12/15/21		1,149	1,151,872
7.75%, 07/15/25(a)		1,284	1,367,460
Charter Communications Operating LLC, 4.91%, 07/23/25		10	10,632
Clear Channel International BV, 8.75%, 12/15/20(a)		1,189	1,227,643
Clear Channel Worldwide Holdings, Inc.:
7.63%, 03/15/20		981	961,380
6.50%, 11/15/22		4,089	4,143,488
CSC Holdings LLC:
10.13%, 01/15/23(a)		2,610	2,939,513
5.25%, 06/01/24		499	491,515
10.88%, 10/15/25(a)		1,916	2,280,040
DISH DBS Corp.:
5.88%, 07/15/22		1,150	1,155,750
5.00%, 03/15/23		273	257,985
5.88%, 11/15/24		321	312,574
7.75%, 07/01/26		1,490	1,566,362
DISH Network Corp., 3.38%, 08/15/26(h)		497	540,798
iHeartCommunications, Inc.:
9.00%, 12/15/19		111	82,417
9.00%, 03/01/21		321	229,515
9.00%, 09/15/22		213	152,828
10.63%, 03/15/23		330	232,650
Lions Gate Entertainment Corp., 5.88%, 11/01/24(a)		92	97,175
McGraw-Hill Global Education Holdings LLC, 7.88%, 05/15/24(a)		95	93,813
MDC Partners, Inc., 6.50%, 05/01/24(a)		440	442,200
Midcontinent Communications, 6.88%, 08/15/23(a)		293	310,946
Outfront Media Capital LLC:
5.63%, 02/15/24		54	57,105
5.88%, 03/15/25		240	253,800
Radiate Holdco LLC, 6.63%, 02/15/25(a)		293	276,885
Sirius XM Radio, Inc., 5.00%, 08/01/27(a)		401	402,003
Sterling Entertainment Enterprises LLC, 9.75%, 12/15/19(a)(g)		475	470,250
TEGNA, Inc., 5.50%, 09/15/24(a)		83	87,046
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(a)		200	199,500
Townsquare Media, Inc., 6.50%, 04/01/23(a)		262	256,105
Tribune Media Co., 5.88%, 07/15/22		172	176,730
Univision Communications, Inc.(a):
5.13%, 05/15/23		1,138	1,135,155
5.13%, 02/15/25		23	22,396
Urban One, Inc., 7.38%, 04/15/22(a)		60	59,850
Videotron Ltd., 5.13%, 04/15/27(a)		479	500,555
WaveDivision Escrow LLC, 8.13%, 09/01/20(a)		794	809,880
Ziggo Bond Finance BV, 5.88%, 01/15/25(a)		600	589,500

			32,200,847
Metals & Mining — 4.8%
Big River Steel LLC, 7.25%, 09/01/25(a)		234	247,455
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(a)		273	272,317
Constellium NV(a):
5.75%, 05/15/24		512	522,240
6.63%, 03/01/25		337	355,114
5.88%, 02/15/26		378	385,087
First Quantum Minerals Ltd.(a):
7.00%, 02/15/21		1,058	1,097,675
7.25%, 05/15/22		187	196,032
7.50%, 04/01/25		229	248,465
FMG Resources August 2006 Pty. Ltd., 9.75%, 03/01/22(a)		160	177,040

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Metals & Mining (continued)
Freeport-McMoRan, Inc.:
2.38%, 03/15/18	USD	1,205	$1,203,494
3.10%, 03/15/20		2,145	2,131,594
4.00%, 11/14/21		215	215,000
3.55%, 03/01/22		1,620	1,601,775
3.88%, 03/15/23		1,483	1,475,585
4.55%, 11/14/24		67	68,119
5.40%, 11/14/34		130	132,275
5.45%, 03/15/43		1,642	1,639,947
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(a)		177	198,019
Kaiser Aluminum Corp., 5.88%, 05/15/24		81	86,063
Kinross Gold Corp.:
4.50%, 07/15/27(a)		154	154,963
6.88%, 09/01/41		101	114,256
Mountain Province Diamonds, Inc., 8.00%, 12/15/22(a)		122	120,628
Signode Industrial Group Lux SA, 6.38%, 05/01/22(a)		739	772,255
Steel Dynamics, Inc.:
5.13%, 10/01/21		475	486,875
5.25%, 04/15/23		673	693,190
5.50%, 10/01/24		57	60,562
4.13%, 09/15/25(a)		258	259,935
5.00%, 12/15/26		45	47,588
SunCoke Energy Partners LP, 7.50%, 06/15/25(a)		387	404,415
Teck Resources Ltd.:
4.50%, 01/15/21		106	109,307
4.75%, 01/15/22		77	80,373
3.75%, 02/01/23		653	654,632
8.50%, 06/01/24(a)		2,658	3,003,540
6.00%, 08/15/40		76	84,550
5.20%, 03/01/42		1,093	1,082,070
5.40%, 02/01/43		362	363,810
United States Steel Corp.:
8.38%, 07/01/21(a)		384	416,832
6.88%, 08/15/25		243	253,643

			21,416,720
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust, Inc.:
5.00%, 12/15/21		267	277,013
4.75%, 03/15/25(a)		124	123,070

			400,083
Multiline Retail — 0.3%
Dollar Tree, Inc.:
5.25%, 03/01/20		24	24,415
5.75%, 03/01/23		1,103	1,155,393
JC Penney Corp., Inc.:
8.13%, 10/01/19		52	53,040
6.38%, 10/15/36		61	36,295
7.40%, 04/01/37		50	32,250
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(a)		257	147,826

			1,449,219
Oil, Gas & Consumable Fuels — 11.0%
Alta Mesa Holdings LP, 7.88%, 12/15/24		129	141,416
Andeavor Logistics LP, (LIBOR USD 3 Month + 4.65%), 6.87%, 02/15/23(e)(f)		426	432,475
Antero Midstream Partners LP, 5.38%, 09/15/24		60	61,800
Antero Resources Corp.:
5.13%, 12/01/22		115	117,300
5.63%, 06/01/23		745	774,800
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(a)		232	248,820

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
California Resources Corp., 8.00%, 12/15/22(a)	USD	399	$329,175
Callon Petroleum Co., 6.13%, 10/01/24		483	497,490
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		207	214,762
8.25%, 07/15/25		173	190,084
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		172	195,757
5.88%, 03/31/25		1,197	1,297,249
5.13%, 06/30/27		1,092	1,129,565
Cheniere Energy Partners LP, 5.25%, 10/01/25(a)		511	519,942
Chesapeake Energy Corp., 8.00%, 06/15/27(a)		1,393	1,337,280
CNX Resources Corp.:
5.88%, 04/15/22		4,478	4,573,157
8.00%, 04/01/23		29	31,088
CONSOL Energy, Inc., 11.00%, 11/15/25(a)		456	478,800
Continental Resources, Inc.:
3.80%, 06/01/24		139	137,436
4.38%, 01/15/28(a)		16	15,795
4.90%, 06/01/44		487	465,085
Covey Park Energy LLC, 7.50%, 05/15/25(a)		568	591,970
Crestwood Midstream Partners LP, 6.25%, 04/01/23		260	270,192
CrownRock LP, 5.63%, 10/15/25(a)		1,060	1,065,300
DCP Midstream Operating LP(a):
4.75%, 09/30/21		150	154,875
6.45%, 11/03/36		198	212,355
6.75%, 09/15/37		262	285,580
Denbury Resources, Inc., 9.25%, 03/31/22(a)		693	701,662
Diamondback Energy, Inc., 5.38%, 05/31/25		242	248,957
Eclipse Resources Corp., 8.88%, 07/15/23		85	87,231
Endeavor Energy Resources LP(a):
5.50%, 01/30/26		160	162,800
5.75%, 01/30/28		293	300,911
Energy Transfer Equity LP:
7.50%, 10/15/20		158	173,800
4.25%, 03/15/23		239	237,207
5.88%, 01/15/24		992	1,044,080
5.50%, 06/01/27		608	620,160
EP Energy LLC:
9.38%, 05/01/20		430	363,350
8.00%, 11/29/24(a)		613	632,922
Extraction Oil & Gas, Inc.(a):
7.88%, 07/15/21		714	755,055
7.38%, 05/15/24		546	582,855
Genesis Energy LP:
6.50%, 10/01/25		195	197,925
6.25%, 05/15/26		232	231,130
Great Western Petroleum LLC, 9.00%, 09/30/21(a)		582	605,280
Gulfport Energy Corp.:
6.63%, 05/01/23		304	310,080
6.00%, 10/15/24		79	79,000
6.38%, 05/15/25		88	88,440
6.38%, 01/15/26(a)		425	426,062
Halcon Resources Corp., 6.75%, 02/15/25(a)		658	684,320
Hess Infrastructure Partners LP, 5.63%, 02/15/26(a)		546	563,745
Matador Resources Co., 6.88%, 04/15/23		1,019	1,072,498
MEG Energy Corp.(a):
6.38%, 01/30/23		247	209,950
7.00%, 03/31/24		761	642,094
6.50%, 01/15/25		986	973,675
Murphy Oil Corp.:
4.45%, 12/01/22		127	127,476
5.88%, 12/01/42		81	79,129
Newfield Exploration Co., 5.63%, 07/01/24		788	847,100

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
NGL Energy Partners LP:
5.13%, 07/15/19	USD	193	$196,378
6.88%, 10/15/21		828	844,560
NGPL PipeCo LLC(a):
4.38%, 08/15/22		250	254,219
4.88%, 08/15/27		91	94,413
7.77%, 12/15/37		713	878,772
Oasis Petroleum, Inc.:
6.50%, 11/01/21		176	179,740
6.88%, 03/15/22		312	320,190
6.88%, 01/15/23		65	66,463
Parsley Energy LLC(a):
6.25%, 06/01/24		74	77,885
5.38%, 01/15/25		656	662,560
5.25%, 08/15/25		94	94,235
5.63%, 10/15/27		340	347,650
PBF Holding Co. LLC, 7.25%, 06/15/25		263	276,150
PDC Energy, Inc., 5.75%, 05/15/26(a)		225	230,625
QEP Resources, Inc.:
5.38%, 10/01/22		160	163,600
5.25%, 05/01/23		60	60,712
Range Resources Corp.:
5.88%, 07/01/22		494	503,880
5.00%, 08/15/22		37	36,815
5.00%, 03/15/23		387	385,065
4.88%, 05/15/25		122	117,730
Resolute Energy Corp., 8.50%, 05/01/20		1,012	1,029,710
Rockies Express Pipeline LLC(a):
5.63%, 04/15/20		765	801,338
6.88%, 04/15/40		709	797,625
RSP Permian, Inc.:
6.63%, 10/01/22		499	523,326
5.25%, 01/15/25		177	181,425
Sanchez Energy Corp.:
7.75%, 06/15/21		228	214,320
6.13%, 01/15/23		1,244	1,051,180
Seven Generations Energy Ltd.(a):
6.88%, 06/30/23		179	190,188
5.38%, 09/30/25		852	860,520
SM Energy Co.:
6.50%, 11/15/21		75	75,938
6.13%, 11/15/22		371	377,956
6.50%, 01/01/23		169	172,380
5.63%, 06/01/25		63	61,110
6.75%, 09/15/26		119	122,570
Southern Star Central Corp., 5.13%, 07/15/22(a)		47	48,763
Southwestern Energy Co.:
6.70%, 01/23/25		225	233,719
7.50%, 04/01/26		550	584,375
7.75%, 10/01/27		169	180,407
Tallgrass Energy Partners LP(a):
5.50%, 09/15/24		718	736,848
5.50%, 01/15/28		420	425,124
Targa Resources Partners LP:
5.25%, 05/01/23		15	15,337
5.13%, 02/01/25		107	109,541
5.38%, 02/01/27		42	43,103
5.00%, 01/15/28(a)		775	773,063
TerraForm Power Operating LLC(a):
4.25%, 01/31/23		237	235,223
6.63%, 06/15/25(i)		75	81,750
5.00%, 01/31/28		237	234,630

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Whiting Petroleum Corp.:
5.00%, 03/15/19	USD	782	$801,941
6.63%, 01/15/26(a)		818	834,360
WildHorse Resource Development Corp., 6.88%, 02/01/25		186	190,185
Williams Cos., Inc. (The):
4.55%, 06/24/24		107	111,013
5.75%, 06/24/44		1,344	1,434,720
WPX Energy, Inc.:
7.50%, 08/01/20		47	50,877
6.00%, 01/15/22		282	294,690
8.25%, 08/01/23		83	94,205
5.25%, 09/15/24		496	494,289

			49,077,833
Paper & Forest Products — 0.2%
Mercer International, Inc.:
7.75%, 12/01/22		214	226,840
6.50%, 02/01/24		188	199,750
5.50%, 01/15/26(a)		172	174,580
Norbord, Inc., 6.25%, 04/15/23(a)		261	284,816
PH Glatfelter Co., 5.38%, 10/15/20		34	34,425

			920,411
Personal Products — 0.1%
Prestige Brands, Inc., 6.38%, 03/01/24(a)		434	449,733

Pharmaceuticals — 1.9%(a)
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26		445	446,669
Endo Dac:
6.00%, 07/15/23		360	282,600
5.88%, 10/15/24		205	207,562
Endo Finance LLC, 7.25%, 01/15/22		211	182,515
inVentiv Group Holdings, Inc., 7.50%, 10/01/24		306	330,480
Valeant Pharmaceuticals International, Inc.:
7.50%, 07/15/21		1,017	1,034,798
6.75%, 08/15/21		1,127	1,135,452
5.63%, 12/01/21		251	245,352
6.50%, 03/15/22		486	510,300
7.25%, 07/15/22		98	99,103
5.50%, 03/01/23		142	129,930
5.88%, 05/15/23		923	856,082
7.00%, 03/15/24		594	635,580
6.13%, 04/15/25		828	757,620
5.50%, 11/01/25		1,044	1,062,270
9.00%, 12/15/25		418	435,640

			8,351,953
Professional Services — 0.8%(a)
Booz Allen Hamilton, Inc., 5.13%, 05/01/25		876	878,190
Ceridian HCM Holding, Inc., 11.00%, 03/15/21		398	415,910
IHS Markit Ltd.:
4.75%, 02/15/25		305	321,775
4.00%, 03/01/26		161	160,799
Jaguar Holding Co. II, 6.38%, 08/01/23		1,843	1,861,430
Michael Baker International LLC, 8.75%, 03/01/23		62	59,985

			3,698,089
Real Estate Management & Development — 0.4%(a)
Five Point Operating Co. LP, 7.88%, 11/15/25		213	216,727
Greystar Real Estate Partners LLC, 5.75%, 12/01/25		242	249,260
Howard Hughes Corp. (The), 5.38%, 03/15/25		452	463,300
Realogy Group LLC:
4.50%, 04/15/19		127	128,746
5.25%, 12/01/21		85	88,188
4.88%, 06/01/23		732	722,850

			1,869,071

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Road & Rail — 0.7%(a)
Avis Budget Car Rental LLC, 5.13%, 06/01/22	USD	601	$608,513
Herc Rentals, Inc.:
7.50%, 06/01/22		962	1,036,555
7.75%, 06/01/24		146	160,235
Hertz Corp. (The), 7.63%, 06/01/22		400	419,000
Park Aerospace Holdings Ltd.:
3.63%, 03/15/21		310	296,825
5.25%, 08/15/22		612	608,175
Watco Cos. LLC, 6.38%, 04/01/23		99	102,465

			3,231,768
Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		83	91,092
Entegris, Inc., 4.63%, 02/10/26(a)		261	264,915
Micron Technology, Inc.:
5.25%, 01/15/24(a)		53	55,054
5.50%, 02/01/25		11	11,509
3.00%, 11/15/43(h)		240	346,050
Microsemi Corp., 9.13%, 04/15/23(a)		21	23,625
NXP BV(a):
4.13%, 06/15/20		245	250,887
4.63%, 06/15/22		430	449,888
3.88%, 09/01/22		200	202,250
4.63%, 06/01/23		767	802,282
Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/26(a)		500	543,750
Versum Materials, Inc., 5.50%, 09/30/24(a)		128	136,960

			3,178,262
Software — 3.6%
Ascend Learning LLC, 6.88%, 08/01/25(a)		413	426,422
BMC Software Finance, Inc., 8.13%, 07/15/21(a)		626	629,912
CDK Global, Inc., 4.88%, 06/01/27(a)		414	419,175
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(a)		546	596,505
Infor Software Parent LLC, 7.13% ( 7.13% Cash or 7.88% PIK), 05/01/21(a)(c)		372	380,370
Infor US, Inc., 6.50%, 05/15/22		2,904	3,005,640
Informatica LLC, 7.13%, 07/15/23(a)		1,075	1,099,188
Nuance Communications, Inc.:
5.38%, 08/15/20(a)		33	33,454
6.00%, 07/01/24		148	158,730
5.63%, 12/15/26		459	477,934
PTC, Inc., 6.00%, 05/15/24		249	263,940
RP Crown Parent LLC, 7.38%, 10/15/24(a)		374	391,765
Solera LLC, 10.50%, 03/01/24(a)		2,280	2,564,954
Sophia LP, 9.00%, 09/30/23(a)		290	306,675
SS&C Technologies Holdings, Inc., 5.88%, 07/15/23		1,595	1,682,725
Symantec Corp., 5.00%, 04/15/25(a)		230	239,200
TIBCO Software, Inc., 11.38%, 12/01/21(a)		1,189	1,295,273
Veritas US, Inc.(a):
7.50%, 02/01/23		1,000	1,047,500
10.50%, 02/01/24		811	843,440

			15,862,802
Specialty Retail — 0.6%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		441	459,169
Beacon Escrow Corp., 4.88%, 11/01/25(a)		797	799,989
Group 1 Automotive, Inc.:
5.00%, 06/01/22		80	82,400
5.25%, 12/15/23(a)		45	46,462
L Brands, Inc., 6.88%, 11/01/35		444	448,440
Penske Automotive Group, Inc., 5.50%, 05/15/26		476	482,997
PetSmart, Inc., 5.88%, 06/01/25(a)		165	126,638
Staples, Inc., 8.50%, 09/15/25(a)		236	218,300

			2,664,395

Security	Par (000)		Value
Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC, 7.13%, 06/15/24(a)	USD	901	$986,473
Western Digital Corp.:
7.38%, 04/01/23(a)		494	532,902
10.50%, 04/01/24		296	342,990

			1,862,365
Thrifts & Mortgage Finance — 0.2%
Ladder Capital Finance Holdings LLLP(a):
5.25%, 03/15/22		44	45,375
5.25%, 10/01/25		256	254,720
MGIC Investment Corp., 5.75%, 08/15/23		175	191,406
Radian Group, Inc.:
5.25%, 06/15/20		42	44,257
4.50%, 10/01/24		381	390,335

			926,093
Trading Companies & Distributors — 1.4%
Aircastle Ltd.:
6.25%, 12/01/19		125	131,875
7.63%, 04/15/20		12	13,110
5.50%, 02/15/22		398	426,357
4.13%, 05/01/24		585	593,775
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		169	179,774
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/22(a)		58	60,030
HD Supply, Inc., 5.75%, 04/15/24(a)		2,377	2,525,563
United Rentals North America, Inc.:
4.63%, 07/15/23		78	80,642
5.75%, 11/15/24		328	345,220
5.50%, 07/15/25		539	571,340
4.63%, 10/15/25		861	867,457
5.88%, 09/15/26		362	387,340

			6,182,483
Water Utilities — 0.1%
Core & Main LP, 6.13%, 08/15/25(a)		481	488,215

Wireless Telecommunication Services — 3.3%
Digicel Ltd., 6.00%, 04/15/21(a)		1,305	1,284,459
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		162	179,010
5.25%, 08/01/26		614	626,280
6.63%, 08/01/26		257	269,208
SoftBank Group Corp.(e)(f):
(USD Swap Rate 5 Year + 4.23%), 6.00%		790	780,378
(USD Swap Rate 5 Year + 4.85%), 6.87%		385	389,427
Sprint Communications, Inc.:
7.00%, 03/01/20(a)		938	1,003,660
6.00%, 11/15/22		1,532	1,532,000
Sprint Corp.:
7.88%, 09/15/23		858	913,770
7.13%, 06/15/24		3,320	3,378,100
7.63%, 02/15/25		648	678,780
T-Mobile USA, Inc.:
6.13%, 01/15/22		38	39,197
4.00%, 04/15/22		239	245,124
6.00%, 03/01/23		365	382,155
6.63%, 04/01/23		630	656,775
6.00%, 04/15/24		111	117,660
6.38%, 03/01/25		68	72,760
5.13%, 04/15/25		1,548	1,607,985
5.38%, 04/15/27		146	155,673
Xplornet Communications, Inc., 9.63% (9.63% Cash or 10.63% PIK), 06/01/22(a)(c)		156	161,885

			14,474,286
Total Corporate Bonds — 88.1% (Cost: $388,750,162)			392,649,035

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Floating Rate Loan Interests — 7.5%(j)

Aerospace & Defense — 0.2%
Accudyne Industries LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 5.32%, 08/18/24	USD	653	$657,551
Sequa Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.55%, 11/28/21		212	213,128
Sequa Mezzanine Holdings LLC, Term Loan, (LIBOR USD + 9.00%), 10.37%, 04/28/22		75	75,656

			946,335
Air Freight & Logistics — 0.1%
Ceva Group plc, Term Loan, (LIBOR USD 3 Month + 1.23%), 1.23%, 03/19/21(g)		119	111,765
Ceva Logistics Canada ULC, Canadian Term Loan, (LIBOR USD 3 Month + 5.50%), 6.88%, 03/19/21		18	17,281
Ceva Logistics US Holdings, Inc., US Term Loan, (LIBOR USD 3 Month + 5.50%), 6.88%, 03/19/21		173	162,864

			291,910
Chemicals — 0.3%
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.69%, 01/31/24		144	145,057
Ascend Performance Materials Operations LLC, Term Loan B, (LIBOR USD 3 Month + 5.25%), 6.94%, 08/23/22(g)		523	525,507
Gates Global LLC, Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.69%, 04/01/24		196	197,070
HB Fuller Co., 1st Lien Term Loan, (LIBOR USD 3 Month + 2.25%), 3.75%, 10/20/24		362	363,049
Tronox Blocked Borrower LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.00%), 4.69%, 09/23/24		43	42,871
Tronox Finance LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.00%), 4.69%, 09/23/24		98	98,934

			1,372,488
Commercial Services & Supplies — 0.4%
Sedgwick Claims Management Services, 1st Lien Term Loan, (LIBOR USD 3 Month + 2.75%), 4.32%, 03/01/21(k)		688	687,566
Sedgwick Claims Management Services, 2nd Lien Term Loan, (LIBOR USD 3 Month + 5.75%), 7.32%, 02/28/22		201	201,754
West Corp., Term Loan, (LIBOR USD + 4.00%), 5.35%, 10/03/24		675	676,811

			1,566,131
Construction & Engineering — 0.5%
Brand Industrial Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 5.61% - 5.63%, 06/21/24		2,205	2,211,763

Diversified Consumer Services — 0.1%
Belron Finance Ltd., Term Loan B, (LIBOR USD 3 Month + 2.50%), 3.89%, 10/25/24		166	167,557
Laureate Education, Inc., Term Loan B, (LIBOR USD 3 Month + 4.50%), 6.07%, 04/26/24		149	149,992

			317,549
Diversified Financial Services — 0.0%
TCW Group, Inc., Term Loan, (LIBOR USD 3 Month + 2.00%), 3.50%, 12/13/24(k)		119	119,099

Diversified Telecommunication Services — 1.4%
Centurylink, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.32%, 01/31/25		947	912,378
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.75%), 5.31%, 05/27/24		512	513,636

Security	Par (000)		Value
Diversified Telecommunication Services — 1.4%
Intelsat Jackson Holdings SA, Term Loan, (LIBOR USD 3 Month + 3.25%), 3.25%, 01/15/24(k)	USD	336	$339,709
Intelsat Jackson Holdings SA, Term Loan B2, (LIBOR USD 3 Month + 2.75%), 4.21%, 06/30/19(k)		1,070	1,065,993
Intelsat Jackson Holdings SA, Term Loan B5, (LIBOR 6 Month + 6.63%), 6.63%, 01/14/24(k)		2,166	2,185,862
Ligado Networks LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 12.50%), 14.02%, 12/07/20		530	320,082
Lumos Networks Operators, Term Loan, (LIBOR USD 3 Month + 3.25%), 4.82%, 11/15/24		80	80,475
Spirit Communication, Term Loan, 10/27/24(k)		79	78,414
Virgin Media, Term Loan, (LIBOR USD 3 Month + 2.50%), 3.98%, 01/30/26		728	727,629

			6,224,178
Electrical Equipment — 0.3%
Generac Power Systems, Inc., Term Loan B, (LIBOR USD + 2.00%), 3.41%, 05/31/23(k)		491	491,859
Vertiv Group Corp., Term Loan B, (LIBOR USD 3 Month + 4.00%), 5.35%, 11/30/23		625	624,304

			1,116,163
Energy Equipment & Services — 0.3%
ExGen Renewables I LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.47%, 11/28/24(g)		106	107,060
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 3 Month + 1.41%), 9.16%, 11/17/22(g)		819	833,332
Weatherford International Ltd., Term Loan, (LIBOR USD 1 Month + 2.30%), 3.87%, 07/13/20		264	257,462

			1,197,854
Food Products — 0.0%
Chobani LLC, Term Loan, (LIBOR USD + 3.50%), 5.07%, 10/07/23		69	69,967

Health Care Equipment & Supplies — 0.4%
DJO Finance LLC, Term Loan, (LIBOR USD 3 Month + 3.25%), 4.59% - 4.82%, 06/08/20		596	587,410
Immucor, Inc., Term Loan, (LIBOR USD 3 Month + 5.00%), 6.57%, 06/15/21		997	1,011,480
Ortho-Clinical Diagnostics, Term Loan, (LIBOR USD 3 Month + 3.75%), 5.44%, 06/30/21		40	39,650

			1,638,540
Health Care Providers & Services — 0.0%
Superior Vision, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.49%, 12/02/24(k)		113	113,495
Team Health Holdings, Inc., Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.32%, 02/06/24		57	55,052

			168,547
Hotels, Restaurants & Leisure — 0.3%
Aristocrat International, Term Loan B, (LIBOR USD 3 Month + 2.00%), 3.36%, 10/19/24(k)		460	460,575
Caesars Resort Collection LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.34%, 09/30/24		718	720,821
Four Seaons Holding, Inc., Term Loan, (LIBOR USD 3 Month + 2.50%), 4.07%, 11/30/23		44	43,785

			1,225,181
Household Products — 0.0%
Diamond BC BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.42%, 09/06/24		151	151,091

Insurance — 0.1%
Alliant Holdings Intermediate LLC, Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.80%, 08/12/22		127	127,227

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Insurance (continued)
Asurion LLC, 2nd Lien Term Loan B-2, (LIBOR USD 3 Month + 6.00%), 7.57%, 08/04/25	USD	181	$185,807
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.69%, 05/16/24		105	104,520

			417,554
IT Services — 0.2%
CCC Information Services, Inc., Term Loan:
(LIBOR USD 3 Month + 3.00%), 4.57%, 04/29/24		132	131,923
(LIBOR USD 3 Month + 6.75%), 8.32%, 04/28/25		40	40,775
Information Resources, Inc., 1st Lien Term B, (LIBOR USD 3 Month + 4.25%), 5.62%, 01/18/24		85	85,711
Peak 10, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 8.63%, 08/01/25		83	83,311
Peak 10, Inc., Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.19%, 08/01/24		195	194,209
Tempo Acquisition LLC, Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.57%, 05/01/24		320	319,156

			855,085
Leisure Products — 0.0%
Hayward Industries, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.07%, 08/05/24		74	73,907

Life Sciences Tools & Services — 0.1%
Albany Molecular Research, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 4.82%, 08/30/24		199	195,029
Albany Molecular Research, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.00%), 8.57%, 08/30/25		33	32,216

			227,245
Media — 0.5%
Cablevision CSC Holdings, Term Loan, (LIBOR USD 3 Month + 2.25%), 3.74%, 07/17/25		66	66,120
Charter Communications Operating LLC, Term Loan, (LIBOR USD 3 Month + 2.00%), 3.57%, 04/13/25(k)		583	583,077
iHeartCommunications, Inc., Term Loan, (LIBOR USD 3 Month + 6.75%), 8.44%, 01/30/19		683	510,905
Sinclair Television Group, Inc., Term Loan B, (LIBOR USD + 2.50%), 3.91%, 12/12/24(k)		396	395,260
Unitymedia Finance LLC, Term Loan, (LIBOR USD 3 Month + 2.25%), 2.25%, 01/20/26(k)		555	553,457

			2,108,819
Metals & Mining — 0.0%
Signode Industrial Group, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.32% - 4.44%, 05/01/21		136	136,152

Oil, Gas & Consumable Fuels — 0.9%
California Resources Corp., Term Loan, (LIBOR USD 3 Month + 4.75%), 6.24%, 12/31/22(k)		743	739,285
Chesapeake Energy Corp., Term Loan, (LIBOR USD 3 Month + 7.50%), 8.95%, 08/23/21		1,524	1,619,789
CITGO Holding, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 8.50%), 9.84%, 05/12/18		123	123,960
CONSOL Energy, Inc., Term Loan, (LIBOR USD 3 Month + 6.00%), 7.47%, 10/30/22		39	39,422
Gavilan Resources LLC, 2nd Lien Term Loan, (LIBOR USD 3 Month + 6.00%), 7.46%, 03/01/24		404	399,625
Medallian Midland Acquisition LLC, Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.82%, 10/30/24(g)(k)		255	255,319
Rover BCP Renaissance, Term Loan B, (LIBOR USD 3 Month + 4.00%), 5.38%, 10/31/24		356	360,094
Vine Oil & Gas LP, 1st Lien Term Loan B, (LIBOR USD + 6.88%), 8.44%, 11/26/21(g)		367	361,495

			3,898,989

Security	Par (000)		Value
Professional Services — 0.0%
CPA Global Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 4.63%, 10/15/24	USD	136	$135,830
Greenrock Element Materials, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.19%, 06/28/24		64	64,187

			200,017
Real Estate Management & Development — 0.2%
VICI Properties, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 3.78%, 12/13/24(k)		675	675,000

Road & Rail — 0.0%
Ceva Intercompany BV, Term Loan, (LIBOR USD 3 Month + 5.50%), 6.88%, 03/19/21		121	114,355

Software — 0.7%
Applied Systems, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.94%, 09/19/24(k)		164	165,180
Applied Systems, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.00%), 8.69%, 12/19/18		38	39,283
Ascend Learning LLC, Term Loan B, (LIBOR USD + 3.00%), 4.57%, 07/12/24		77	77,192
BMC Software Finance, Inc., Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.82%, 09/10/22(k)		675	674,938
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD + 8.25%), 9.63%, 11/01/24		569	589,768
McAfee Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 4.50%), 6.07%, 09/27/24(k)		365	363,650
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 4.94%, 11/20/24		329	329,124
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 8.94%, 12/01/25		184	185,196
Veritas US, Inc., Term Loan, (LIBOR USD 3 Month + 4.50%), 6.19%, 01/27/23		868	869,093

			3,293,424
Specialty Retail — 0.1%
Neiman Marcus Group, Inc., Other Term Loan, (LIBOR USD 3 Month + 3.25%), 4.64%, 10/25/20		336	273,490

Trading Companies & Distributors — 0.0%
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 3 Month + 2.25%), 3.94%, 01/02/25(k)		178	178,370

Transportation Infrastructure — 0.0%
Deck Chassis Acquisition, Inc., Term Loan, (LIBOR USD 3 Month + 6.50%), 6.50%, 06/15/23(g)(k)		68	69,020

Water Utilities — 0.0%
HD Supply Waterworks Ltd., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.69%, 08/01/24		169	170,163

Wireless Telecommunication Services — 0.4%
New Lightsquared LLC, 1st Lien Term Loan, (LIBOR USD + 8.75%), 10.29%, 12/07/20		2,165	2,005,476

Total Floating Rate Loan Interests — 7.5% (Cost: $33,392,696)			33,313,862

Foreign Agency Obligations — 0.0%

Mexico — 0.0%
Petroleos Mexicanos, 5.38%, 03/13/22(a)		44	46,640

Total Foreign Agency Obligations — 0.0% (Cost: $43,756)			46,640

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Preferred Securities — 0.8%

Capital Trusts — 0.1%
Banks — 0.1%
Citigroup, Inc., Series O, 5.87%(b)(f)	USD	315	$326,812

Capital Markets — 0.0%
Morgan Stanley, Series H, 5.45%(b)(f)		162	166,293

Total Capital Trusts — 0.1% (Cost: $480,033)			493,105

		Shares
Preferred Stocks — 0.5%

Hotels, Restaurants & Leisure — 0.5%
Stars Group, Inc. (The), 0.00%(b)(f)(g)(h)		1,516	1,972,247

Machinery — 0.0%
Rexnord Corp., Series A, 5.75%, 11/15/19(h)		2,562	149,314

Total Preferred Stocks — 0.5% (Cost: $1,438,297)			2,121,561

Trust Preferreds — 0.2%
GMAC Capital Trust I, Series 2, 7.20%, 02/15/40(l)		32,966	855,468

Total Trust Preferreds — 0.2% (Cost: $862,505)			855,468

Total Preferred Securities — 0.8% (Cost: $2,780,835)			3,470,134

Total Long-Term Investments — 97.2% (Cost: $428,253,885)			433,047,384

Short-Term Securities — 3.6%(m)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%(n)		15,856,054	15,856,054
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.14%		82,985	82,985

Total Short-Term Securities — 3.6% (Cost: $15,939,039)			15,939,039

Total Investments — 100.8% (Cost: $444,192,924)			448,986,423
Liabilities in Excess of Other Assets — (0.8)%			(3,562,060)

Net Assets — 100.0%			$445,424,363

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Non-income producing security.
(c)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(f)	Perpetual security with no stated maturity date.
(g)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(h)	Convertible security.
(i)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(j)	Variable rate security. Rate shown is the rate in effect as of period end.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(m)	Annualized 7-day yield as of period end.

(n)	During the year ended December 31, 2017, investments in issuers considered to be an affiliate of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	13,620,548	2,235,506	15,856,054	$15,856,054	$117,495	$107	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. Treasury 10 Year Note	50	03/20/18	$6,202	$11,264

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	135,049	GBP	100,000	Royal Bank of Scotland	01/04/18	$31

USD	1,995,808	CAD	2,570,000	Westpac Banking Corp.	01/04/18	(48,795)
USD	93,092	EUR	78,000	Deutsche Bank AG	01/04/18	(502)

						$(49,297)

	Net Unrealized Depreciation					$(49,266)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC	USD	245	$(9,405)	$(8,036)	$(1,369)
CDX.NA.HY.29.V1	5.00	Quarterly	12/20/22	B+	USD	10,275	865,504	810,243	55,261

							$856,099	$802,207	$53,892

(a)	Using Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$810,243	$(8,036)	$55,261	$(1,369)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$11,264	$—	$11,264
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	31	—	—	31
Swaps — centrally cleared
Net unrealized appreciation(a)	—	55,261	—	—	—	—	55,261

Total	$—	$55,261	$—	$31	$11,264	$—	$66,556

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$49,297	$—	$—	$49,297
Swaps — centrally cleared
Net unrealized depreciation(a)	—	1,369	—	—	—	—	1,369

	$—	$1,369	$—	$49,297	$—	$—	$50,666

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(331,063)	$—	$8,081	$—	$(322,982)
Forward foreign currency exchange contracts	—	—	—	(85,878)	—	—	(85,878)
Swaps	—	681,210	—	—	—	—	681,210

Total	$—	$681,210	$(331,063)	$(85,878)	$8,081	$—	$272,350

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(7,974)	$—	$11,264	$—	$3,290
Forward foreign currency exchange contracts	—	—	—	(48,330)	—	—	(48,330)
Swaps	—	(210,566)	—	—	—	—	(210,566)

	$—	$(210,566)	$(7,974)	$(48,330)	$11,264	$—	$(255,606)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$3,538,089
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,786,667
Average amounts sold — in USD	$56,534
Credit default swaps:
Average notional value—sell protection	$4,690,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield V.I. Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$10,156
Forward foreign currency exchange contracts	31	49,297
Swaps — Centrally cleared	11,677	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$11,708	$59,453
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(11,677)	(10,156)

Total derivative assets and liabilities subject to an MNA	$31	$49,297

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)
Royal Bank of Scotland	$31	$—	$—	$—	$31

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Westpac Banking Corp.	$48,795	$—	$—	$—	$48,795
Deutsche Bank AG	502	—	—	—	502

	$49,297	$—	—	$—	$49,297

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$473,153	$—	$473,153
Common Stocks(a)	3,094,560	—	—	3,094,560
Corporate Bonds:
Aerospace & Defense	—	10,482,890	—	10,482,890
Air Freight & Logistics	—	1,187,698	—	1,187,698
Airlines	—	30,825	—	30,825
Auto Components	—	3,737,992	—	3,737,992
Automobiles	—	804,873	—	804,873
Banks	—	10,937,978	—	10,937,978
Building Products	—	3,272,621	—	3,272,621
Capital Markets	—	1,503,120	—	1,503,120
Chemicals	—	15,739,510	—	15,739,510
Commercial Services & Supplies	—	11,477,196	—	11,477,196
Communications Equipment	—	1,615,527	—	1,615,527
Construction & Engineering	—	1,765,721	—	1,765,721
Consumer Finance	—	7,099,369	—	7,099,369
Containers & Packaging	—	11,151,360	—	11,151,360
Distributors	—	814,657	—	814,657
Diversified Consumer Services	—	1,517,123	—	1,517,123

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield V.I. Fund

	Level 1	Level 2	Level 3	Total
Diversified Financial Services	$—	$2,007,745	$—	$2,007,745
Diversified Telecommunication Services	—	23,149,085	—	23,149,085
Electric Utilities	—	286,473	—	286,473
Electrical Equipment	—	2,539,923	—	2,539,923
Electronic Equipment, Instruments & Components	—	2,146,049	—	2,146,049
Energy Equipment & Services	—	7,616,619	—	7,616,619
Equity Real Estate Investment Trusts (REITs)	—	9,672,061	—	9,672,061
Food & Staples Retailing	—	561,394	—	561,394
Food Products	—	4,893,298	—	4,893,298
Health Care Equipment & Supplies	—	7,560,386	—	7,560,386
Health Care Providers & Services	—	20,890,052	—	20,890,052
Hotels, Restaurants & Leisure	—	17,394,712	—	17,394,712
Household Durables	—	7,702,653	—	7,702,653
Household Products	—	476,100	—	476,100
Independent Power and Renewable Electricity Producers	—	7,615,626	—	7,615,626
Insurance	—	4,225,712	—	4,225,712
Internet & Direct Marketing Retail	—	2,083,318	—	2,083,318
Internet Software & Services	—	3,764,023	—	3,764,023
IT Services	—	6,707,008	—	6,707,008
Leisure Products	—	581,460	—	581,460
Machinery	—	8,932,250	—	8,932,250
Media	—	31,730,597	470,250	32,200,847
Metals & Mining	—	21,416,720	—	21,416,720
Mortgage Real Estate Investment Trusts (REITs)	—	400,083	—	400,083
Multiline Retail	—	1,449,219	—	1,449,219
Oil, Gas & Consumable Fuels	—	49,077,833	—	49,077,833
Paper & Forest Products	—	920,411	—	920,411
Personal Products	—	449,733	—	449,733
Pharmaceuticals	—	8,351,953	—	8,351,953
Professional Services	—	3,698,089	—	3,698,089
Real Estate Management & Development	—	1,869,071	—	1,869,071
Road & Rail	—	3,231,768	—	3,231,768
Semiconductors & Semiconductor Equipment	—	3,178,262	—	3,178,262
Software	—	15,862,802	—	15,862,802
Specialty Retail	—	2,664,395	—	2,664,395
Technology Hardware, Storage & Peripherals	—	1,862,365	—	1,862,365
Thrifts & Mortgage Finance	—	926,093	—	926,093
Trading Companies & Distributors	—	6,182,483	—	6,182,483
Water Utilities	—	488,215	—	488,215
Wireless Telecommunication Services	—	14,474,286	—	14,474,286
Floating Rate Loan Interests	—	31,050,364	2,263,498	33,313,862
Foreign Agency Obligations	—	46,640	—	46,640
Preferred Securities	1,004,782	493,105	1,972,247	3,470,134
Short-Term Securities	15,939,039	—	—	15,939,039
Unfunded Floating Rate Loan Interests(b)	—	—	110	110

	$20,038,381	$424,242,047	$4,706,105	$448,986,533

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$55,261	$—	$55,261
Foreign currency exchange contracts	—	31	—	31
Interest rate contracts	11,264	—	—	11,264
Liabilities:
Credit contracts	—	(1,369)	—	(1,369)
Foreign currency exchange contracts	—	(49,297)	—	(49,297)

	$11,264	$4,626	$—	$15,890

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Derivative financial instruments are swaps, futures contracts, and forward foreign currency exchange contracts. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2017, there were no transfers between Level 1 and Level 2.

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2017	BlackRock High Yield V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Unfunded Floating Rate Loan Interests	Total
Investments:
Assets:
Opening Balance, as of December 31, 2016	$1,200	$571,167	$933,953	$451,771	$1,209,842	$—	$3,167,933
Transfers into Level 3	—	—	643,267	—	—	—	643,267
Transfers out of Level 3	—	—	(156,859)	—	—	—	(156,859)
Accrued discounts/premiums	—	2	1,108	—	—	—	1,110
Net realized gain (loss)	1,583	287	25,984	312,411	—	—	340,265
Net change in unrealized appreciation (depreciation)(a)(b)	—	13	(5,157)	(327,069)	762,405	—	430,192
Purchases	—	—	1,595,070	—	—	110	1,595,180
Sales	(2,783)	(101,219)	(773,868)	(437,113)	—	—	(1,314,983)

Closing Balance, as of December 31, 2017	$—	$470,250	$2,263,498	$—	$1,972,247	$110	$4,706,105

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017(b)	$—	$—	$(27,331)	$—	$762,405	$110	$735,184

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2017

BlackRock High Yield V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $428,336,870)	$433,130,369
Investments at value — affiliated (cost — $15,856,054)	15,856,054
Cash	138,694
Cash pledged:
Futures contracts	54,000
Centrally cleared swaps	715,000
Foreign currency at value (cost — $904)	913
Receivables:
Investments sold	115,794
Capital shares sold	464,891
Dividends — affiliated	22,904
Interest — unaffiliated	6,319,776
Variation margin on centrally cleared swaps	11,677
Unrealized appreciation on:
Forward foreign currency exchange contracts	31
Unfunded floating rate loan interests	110
Prepaid expenses	2,030

Total assets	456,832,243

LIABILITIES
Payables:
Investments purchased	9,152,067
Capital shares redeemed	45,880
Income dividends	1,657,602
Distribution fees	50,114
Variation margin on futures contracts	10,156
Investment advisory fees	176,635
Officer’s and Directors’ fees	4,711
Other affiliates	2,162
Other accrued expenses	259,256
Unrealized depreciation on forward foreign currency exchange contracts	49,297

Total liabilities	11,407,880

NET ASSETS	$445,424,363

NET ASSETS CONSIST OF
Paid-in capital	$445,923,369
Distributions in excess of net investment income	(533,776)
Accumulated net realized loss	(4,774,827)
Net unrealized appreciation (depreciation)	4,809,597

NET ASSETS	$445,424,363

NET ASSET VALUE
Class I — Based on net assets of $201,945,097 and 27,345,175 shares outstanding, 200 million shares authorized, $0.10 par value	$7.39

Class III — Based on net assets of $243,479,266 and 32,988,448 shares outstanding, 100 million shares authorized, $0.10 par value	$7.38

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statement of Operations

Year Ended December 31, 2017

BlackRock High Yield V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$117,495
Dividends — unaffiliated	122,598
Interest — unaffiliated	22,234,634
Foreign taxes withheld	(2,280)

Total investment income	22,472,447

EXPENSES
Investment advisory	1,926,095
Transfer agent — class specific	611,882
Distribution — class specific	564,262
Pricing	112,328
Printing	101,655
Accounting services	95,965
Professional	69,296
Custodian	42,020
Directors and Officer	25,872
Transfer agent	5,488
Miscellaneous	18,880

Total expenses	3,573,743
Less:
Transfer agent fees reimbursed — class specific	(399,502)
Fees waived and/or reimbursed by the Manager	(10,861)

Total expenses after fees waived and/or reimbursed	3,163,380

Net investment income	19,309,067

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	7,621,144
Capital gain distributions from investment companies — affiliated	107
Forward foreign currency exchange contracts	(85,878)
Foreign currency transactions	9,435
Futures contracts	(322,982)
Swaps	681,210

7,903,036

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,095,188)
Forward foreign currency exchange contracts	(48,330)
Foreign currency translations	2,404
Futures contracts	3,290
Swaps	(210,566)
Unfunded floating rate loan interests	110

(1,348,280)

Net realized and unrealized gain	6,554,756

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,863,823

See notes to financial statements.

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock High Yield V.I. Fund
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,309,067	$14,558,815
Net realized gain (loss)	7,903,036	(4,596,317)
Net change in unrealized appreciation (depreciation)	(1,348,280)	24,405,937

Net increase in net assets resulting from operations	25,863,823	34,368,435

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(8,390,075)	(7,326,634)
Class III	(11,127,344)	(7,724,511)

Decrease in net assets resulting from distributions to shareholders	(19,517,419)	(15,051,145)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	96,093,493	100,786,505

NET ASSETS
Total increase in net assets	102,439,897	120,103,795
Beginning of year	342,984,466	222,880,671

End of year	$445,424,363	$342,984,466

Distributions in excess of net investment income, end of year	$(533,776)	$(695,400)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield V.I. Fund
	Class I
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$7.24	$6.77	$7.44	$7.67	$7.44

Net investment income(a)	0.38	0.37	0.36	0.40	0.43
Net realized and unrealized gain (loss)	0.15	0.48	(0.61)	(0.18)	0.24

Net increase (decrease) from investment operations	0.53	0.85	(0.25)	0.22	0.67

Distributions:(b)
From net investment income	(0.38)	(0.38)	(0.42)	(0.45)	(0.44)

Net asset value, end of year	$7.39	$7.24	$6.77	$7.44	$7.67

Total Return:(c)
Based on net asset value	7.48%	12.92%	(3.60)%	2.89%	9.33%

Ratios to Average Net Assets:(d)
Total expenses	0.78%	0.80%	0.84%	0.87%	0.85%

Total expenses after fees waived and/or reimbursed	0.67%	0.68%	0.70%	0.73%	0.73%

Net investment income	5.13%	5.29%	4.86%	5.23%	5.65%

Supplemental Data:
Net assets, end of year (000)	$201,945	$152,835	$127,742	$139,729	$150,691

Portfolio turnover rate	75%	89%	73%	87%	101%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	—	—

See notes to financial statements.

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield V.I. Fund
	Class III
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$7.24	$6.76	$7.43	$7.67	$7.44

Net investment income(a)	0.36	0.36	0.34	0.38	0.40
Net realized and unrealized gain (loss)	0.14	0.48	(0.61)	(0.18)	0.25

Net increase (decrease) from investment operations	0.50	0.84	(0.27)	0.20	0.65

Distributions:(b)
From net investment income	(0.36)	(0.36)	(0.40)	(0.44)	(0.42)

Net asset value, end of year	$7.38	$7.24	$6.76	$7.43	$7.67

Total Return:(c)
Based on net asset value	7.08%	12.82%	(3.85)%	2.51%	9.07%

Ratios to Average Net Assets:(d)
Total expenses	1.03%	1.00%	1.06%	1.07%	1.07%

Total expenses after fees waived and/or reimbursed	0.92%	0.92%	0.94%	0.98%	0.96%

Net investment income	4.87%	5.05%	4.63%	4.86%	5.23%

Supplemental Data:
Net assets, end of year (000)	$243,479	$190,149	$95,139	$51,524	$18,567

Portfolio turnover rate	75%	89%	73%	87%	101%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	—	—

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock High Yield V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period

28	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset- backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

30	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Mitchell International, Inc.	$26,708	$26,575	$26,685	$110

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

32	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock Total Return V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $250 Million	0.55%
$250 Million — $500 Million	0.50
$500 Million — $750 Million	0.45
Greater than $750 Million	0.40

For the year ended December 31, 2017, the aggregate average daily net assets of the Fund and the Company’s BlackRock Total Return V.I. Fund were approximately $766,491,695.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2017, the class specific distribution fees borne directly by Class III were $564,262.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$261,408	$350,474	$611,882

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is shown as fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $10,861.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived by the Manager.

For the year ended December 31, 2017, the Fund reimbursed the Manager $4,428 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.06%
Class III	0.05

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$163,129	$236,373	$399,502

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets are as follows:

Class I	Class III
1.25%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived and/or reimbursed by the Manager.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$2,613,557
Sales	—
Net Realized Gain	—

34	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were $377,321,931 and $278,747,931, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, the classification of investments, foreign currency transactions, income recognized from pass-through entities, expiration of capital loss carryforwards and net paydown gains(losses) were reclassified to the following accounts:

Paid-in capital	$(11,211,061)
Distributions in excess of net investment income	369,976
Accumulated net realized loss	10,841,085

The tax character of distributions paid was as follows:

	12/31/17	12/31/16
Ordinary income	$19,517,419	$15,051,145

As of December 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Capital loss carryforward	$(4,232,859)
Net unrealized gains(a)	3,733,853

Total	$(499,006)

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accounting for swap agreements and the classification of investments.

As of December 31, 2017, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $4,232,859.

During the year ended December 31, 2017, the fund utilized $6,602,609 of its capital loss carryforward.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$444,617,440

Gross unrealized appreciation	$8,862,316
Gross unrealized depreciation	(4,218,704)

Net unrealized appreciation(depreciation)	$4,463,612

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

36	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
Share Class	Shares	Amount	Shares	Amount
Class I
Shares sold	8,305,552	$61,351,404	4,252,978	$30,397,964
Shares issued in reinvestment of distributions	1,123,883	8,293,740	1,033,368	7,206,037
Shares redeemed	(3,183,322)	(23,471,934)	(3,064,338)	(21,335,572)

Net increase	6,246,113	$46,173,210	2,222,008	$16,268,429

Class III
Shares sold	27,190,401	$200,516,323	38,213,690	$266,471,599
Shares issued in reinvestment of distributions	1,490,839	11,005,500	1,051,175	7,357,157
Shares redeemed	(21,963,775)	(161,601,540)	(27,060,956)	(189,310,680)

Net increase	6,717,465	$49,920,283	12,203,909	$84,518,076

Total Net Increase	12,963,578	$96,093,493	14,425,917	$100,786,505

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	37

Report of the Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Yield V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

38	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar

Portfolio Abbreviations

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

GLOSSARY OF TERMS USED IN THIS REPORT	39

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock International V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2017	BlackRock International V.I. Fund

Investment Objective

BlackRock International V.I. Fund’s (the “Fund”) investment objective is long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund outperformed its benchmark, the MSCI All Country World (ACWI) ex-USA Index.

What factors influenced performance?

From a sector perspective, positive stock selection in financials was the primary contributor to the Fund’s relative performance for the period, particularly among banks. Positive stock selection and an overweight allocation to information technology (“IT”) also contributed to performance. The most significant individual contributor was Japanese consumer discretionary company Sony Corp., whose shares jumped after its operating profit beat expectations by a substantial margin in its second-quarter financial report. Sony’s management ultimately upgraded its operating profit guidance for the full year. IT cybersecurity solutions provider Trend Micro Inc. and sensing and control products specialist Omron Corp. also were notable individual contributors to performance.

Negative stock selection in telecommunication services (“telecom”) detracted the most from performance for the period, while the Fund’s cash balance and negative stock selection in consumer staples also detracted. The main individual detractors included U.K. telecom BT Group PLC, which issued a profit warning following a sharp downturn in public-sector contracts and accounting irregularities in its Italian operations. U.K. tobacco company Imperial Brands PLC and home improvement retailer Kingfisher PLC were also among the primary detractors from relative performance.

Describe recent portfolio activity.

The largest change to the Fund’s positioning in the period was a significant increase in exposure to consumer staples, moving from underweight the sector to meaningfully overweight through new positions in the tobacco, beverages, and household products industries. The Fund fully exited the industrials sector through the sale of its sole remaining positions within the machinery and professional services industries. The Fund’s overweight exposure to health care was reduced to a modest underweight following the sales of positions in two pharmaceutical companies and one health care equipment business.

Describe portfolio positioning at period end.

The Fund’s largest sector overweight positions were to consumer staples, financials, and energy, driven by investments in the tobacco, banks, and energy equipment & supplies industry groups. The largest underweight exposures were to industrials, materials, and real estate. On a regional basis, the largest overweight exposures were to the United Kingdom and the United States, while the largest underweight allocations were to Canada and Australia.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United Kingdom	23%
Japan	13
China	9
Netherlands	8
Spain	6
United States	5
Brazil	4
Switzerland	4
Germany	4
France	4
India	4
Norway	3
Italy	3
Portugal	3
Hong Kong	2
Indonesia	2
Singapore	1
Short-Term Securities	8
Liabilities in Excess of Other Assets	(6)

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock International V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)	The Fund invests primarily in stocks of companies located outside the U.S. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies under the name “BlackRock International Value V.I. Fund.”
(c)	A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging countries, excluding the United States.

Performance Summary for the Period Ended December 31, 2017

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	12.44%	31.11%	8.30%	1.65%
MSCI ACWI ex-USA Index	11.48	27.19	6.80	1.84

(a)	Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies under the name “BlackRock International Value V.I. Fund.”
(b)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,124.40	$5.94	$1,000.00	$1,019.61	$5.65	1.11%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock International V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 95.5%

Brazil — 2.1%
Vale SA, ADR(a)(b)	202,417	$2,475,560

China — 8.6%
Bank of China Ltd., Class H	10,654,000	5,217,650
NetEase, Inc., ADR	7,738	2,670,152
Ping An Insurance Group Co. of China Ltd., Class H(a)	190,500	1,975,879

		9,863,681
France — 3.6%
Engie SA	244,221	4,198,529

Germany — 3.7%
Bayer AG (Registered)	34,123	4,240,234

Hong Kong — 2.4%
AIA Group Ltd.	329,400	2,801,760

India — 3.6%
ICICI Bank Ltd.	835,036	4,092,568

Indonesia — 2.2%
Bank Mandiri Persero Tbk. PT(a)	4,392,000	2,586,258

Italy — 2.9%
Intesa Sanpaolo SpA	996,875	3,307,493

Japan — 13.4%
Japan Tobacco, Inc.	82,100	2,643,876
Omron Corp.	41,800	2,486,220
Sony Corp.	122,000	5,475,710
Trend Micro, Inc.	85,800	4,856,547

		15,462,353
Netherlands — 7.9%
Aegon NV(a)	381,206	2,422,171
ASML Holding NV	9,425	1,638,616
Heineken NV	28,513	2,972,403
Koninklijke Philips NV	53,985	2,038,402

		9,071,592
Norway — 3.3%
Statoil ASA	180,329	3,860,561

Portugal — 2.6%
Banco Comercial Portugues SA, Class R(a)	9,085,284	2,957,206

Singapore — 1.5%
Sea Ltd., ADR(a)(b)	130,606	1,740,978

Spain — 6.0%
Banco Bilbao Vizcaya Argentaria SA(b)	559,119	4,751,513
CaixaBank SA(a)	461,882	2,147,208

		6,898,721
Switzerland — 3.7%
Cie Financiere Richemont SA (Registered)	47,495	4,301,521

United Kingdom — 23.0%
British American Tobacco plc	52,467	3,546,705
BT Group plc	996,823	3,656,703
Burberry Group plc(a)	90,218	2,175,142
Diageo plc	124,000	4,545,141
Imperial Brands plc	110,118	4,697,043
ITV plc	1,118,371	2,498,998
Reckitt Benckiser Group plc	25,160	2,347,264
TechnipFMC plc	99,748	3,123,110

		26,590,106

Security	Shares/ Par (000)	Value
United States — 5.0%
BioMarin Pharmaceutical, Inc.(a)	27,594	$2,460,557
Schlumberger Ltd.	48,804	3,288,902

		5,749,459

Total Common Stocks — 95.5% (Cost: $93,769,747)		110,198,580

Preferred Stocks — 1.9%

Brazil — 1.9%
Itau Unibanco Holding SA (Preference), 0.00%	176,259	2,262,551

Total Preferred Stocks — 1.9% (Cost: $2,249,119)		2,262,551

Total Long-Term Investments — 97.4% (Cost: $96,018,866)		112,461,131

Short-Term Securities — 8.2%

Money Market Funds — 8.1%(c)(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%	3,135,204	3,135,204
SL Liquidity Series, LLC, Money Market Series, 1.48%(d)	6,216,364	6,215,742

Total Money Market Funds — 8.1% (Cost: $9,351,220)		9,350,946

Time Deposits — 0.1%

Norway — 0.0%
Brown Brothers Harriman & Co., (1.50)%, 01/02/18	NOK 321	39,117

United Kingdom — 0.1%
Citibank NA, 0.16%, 01/02/18	GBP 66	88,477

Total Time Deposits — 0.1% (Cost: $127,594)		127,594

Total Short-Term Securities — 8.2% (Cost: $9,478,814)		9,478,540

Total Investments — 105.6% (Cost: $105,497,680)		121,939,671
Liabilities in Excess of Other Assets — (5.6)%		(6,507,055)

Net Assets — 100.0%		$115,432,616

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2017	BlackRock International V.I. Fund

(e)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,486,922	(1,351,718)	3,135,204	$3,135,204	$29,835		$15	$—
SL Liquidity Series, LLC, Money Market Series	167,612	6,048,752	6,216,364	6,215,742	36,920	(b)	(2,471)	(273)

				$9,350,946	$66,755		$(2,456)	$(273)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviations

ADR — American Depositary Receipts

GBP — British Pound

NOK — Norwegian Krone

USD — United States Dollar

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$(169,292)	$—	$—	$(169,292)

Total	$—	$—	$—	$(169,292)	$—	$—	$(169,292)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,614,491
Average amounts sold — in USD	$526,280

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments:
Common Stocks:
Brazil	$2,475,560	$—	$—	$2,475,560
China	2,670,152	7,193,529	—	9,863,681
France	—	4,198,529	—	4,198,529
Germany	—	4,240,234	—	4,240,234
Hong Kong	—	2,801,760	—	2,801,760
India	—	4,092,568	—	4,092,568
Indonesia	—	2,586,258	—	2,586,258
Italy	—	3,307,493	—	3,307,493
Japan	—	15,462,353	—	15,462,353
Netherlands	—	9,071,592	—	9,071,592
Norway	—	3,860,561	—	3,860,561
Portugal	—	2,957,206	—	2,957,206
Singapore	1,740,978	—	—	1,740,978
Spain	—	6,898,721	—	6,898,721
Switzerland	—	4,301,521	—	4,301,521
United Kingdom	9,278,811	17,311,295	—	26,590,106
United States	5,749,459	—	—	5,749,459
Preferred Securities	2,262,551	—	—	2,262,551

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock International V.I. Fund

	Level 1	Level 2	Level 3	Total
Short-Term Securities:
Money Market Funds	$3,135,204	$—	$—	$3,135,204
Time Deposits	—	127,594	—	127,594

Subtotal	$27,312,715	$88,411,214	$—	$115,723,929

Investments valued at NAV(a)				$6,215,742

Total Investments				$121,939,671

(a)	As of December 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1 (a)	Transfers Out of Level 2 (a)
Assets:
Investments:
Common Stocks:
United Kingdom	$3,656,703	$3,656,703

(a)	Systematic Fair Value Prices were not utilized at period end for these investments.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	7

Statement of Assets and Liabilities

December 31, 2017

BlackRock International V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $5,088,701) (cost — $96,146,460)	$112,588,725
Investments at value — affiliated (cost — $9,351,220)	9,350,946
Cash	15
Receivables:
Securities lending income — affiliated	1,344
Dividends — affiliated	3,540
Dividends — unaffiliated	279,135
From the Manager	46,530
Prepaid expenses	516

Total assets	122,270,751

LIABILITIES
Foreign bank overdraft (cost — $(5,282))	4,561
Cash collateral on securities loaned at value	6,218,182
Payables:
Capital shares redeemed	205,112
Deferred foreign capital gain tax	125,570
Investment advisory fees	72,861
Officer’s and Directors’ fees	3,735
Other accrued expenses	74,457
Other affiliates	543
Professional fees	80,618
Transfer agent fees	52,496

Total liabilities	6,838,135

NET ASSETS	$115,432,616

NET ASSETS CONSIST OF
Paid-in capital	$97,874,970
Undistributed net investment income	1,301,053
Accumulated net realized loss	(63,153)
Net unrealized appreciation (depreciation)	16,319,746

NET ASSETS	$115,432,616

Class I — Based on net assets of $115,432,616 and 9,193,573 shares outstanding, 100 million shares authorized, $0.10 par value.	$12.56

See notes to financial statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2017

BlackRock International V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$29,835
Dividends — unaffiliated	2,730,830
Securities lending income — affiliated — net	36,920
Foreign taxes withheld	(204,693)

Total investment income	2,592,892

EXPENSES
Investment advisory	782,412
Transfer agent	199,997
Professional	146,419
Custodian	46,697
Accounting services	38,012
Printing	37,071
Directors and Officer	21,673
Miscellaneous	20,234

Total expenses	1,292,515
Less:
Transfer agent fees reimbursed — class specific	(112,367)
Fees waived and/or reimbursed by the Manager	(21,521)

Total expenses after fees waived and/or reimbursed	1,158,627

Net investment income	1,434,265

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(2,471)
Investments — unaffiliated (net of $34,542 foreign capital gain tax)	9,339,824
Capital gain distributions from investment companies — affiliated	15
Forward foreign currency exchange contracts	(169,292)
Foreign currency transactions	5,849

9,173,925

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(273)
Investments — unaffiliated (net of $55,722 foreign capital gain tax)	17,275,573
Foreign currency translations	(64,644)

17,210,656

Net realized and unrealized gain	26,384,581

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,818,846

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statements of Changes in Net Assets

	BlackRock International V.I. Fund
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,434,265	$1,553,479
Net realized gain (loss)	9,173,925	(3,236,168)
Net change in unrealized appreciation (depreciation)	17,210,656	1,738,672

Net increase in net assets resulting from operations	27,818,846	55,983

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	—	(1,638,966)
Return of capital	—	(9,671)

Decrease in net assets resulting from distributions to shareholders	—	(1,648,637)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(8,586,936)	(10,148,958)

NET ASSETS
Total increase (decrease) in net assets	19,231,910	(11,741,612)
Beginning of year	96,200,706	107,942,318

End of year	$115,432,616	$96,200,706

Undistributed (distributions in excess of) net investment income, end of year	$1,301,053	$(4,310)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International V.I. Fund
	Class I
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value, beginning of year	$9.58		$9.71		$10.10	$10.87	$9.04

Net investment income(a)	0.15		0.15		0.14	0.13	0.19
Net realized and unrealized gain (loss)	2.83		(0.11)		(0.42)	(0.69)	1.86

Net increase (decrease) from investment operations	2.98		0.04		(0.28)	(0.56)	2.05

Distributions:(b)
From net investment income	—		(0.17)		(0.11)	(0.21)	(0.22)
From return of capital	—		(0.00	)(c)	—	—	—

Total distributions	—		(0.17)		(0.11)	(0.21)	(0.22)

Net asset value, end of year	$12.56		$9.58		$9.71	$10.10	$10.87

Total Return:(d)
Based on net asset value	31.11%		0.39%		(2.76)%	(5.19)%	22.75%

Ratios to Average Net Assets:
Total expenses	1.24	%(e)	1.15%		1.09%	1.11%	1.08%

Total expenses after fees waived and/or reimbursed	1.11	%(e)	1.04%		0.98%	0.99%	0.97%

Net investment income	1.37	%(e)	1.57%		1.35%	1.21%	1.92%

Supplemental Data:
Net assets, end of year (000)	$115,433		$96,201		$107,942	$125,144	$150,314

Portfolio turnover rate	103%		82%		112%	129%	121%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock International V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2017, certain investments of the Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Goldman Sachs & Co.	$4,746,261	$(4,746,261)	$—
State Street Bank & Trust Co.	342,440	(342,440)	—

	$5,088,701	$(5,088,701)	$—

(a)	Cash collateral with a value of $6,218,182 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
$3 Billion — $5 Billion	0.68
$5 Billion — $10 Billion	0.65
Greater than $10 Billion	0.64

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund. For the year ended December 31, 2017, the Fund had no distribution fees.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $2,305.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived by the Manager.

For the year ended December 31, 2017, the Fund reimbursed the Manager $1,113 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager contractually agreed to reimburse transfer agent fees in order to limit such expenses at 0.08% of average daily net assets. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2017, class specific waivers and/or reimbursements were $112,367.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 1.25% for Class I.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, the Manager waived $19,216, which is included in fee waived and/or reimbursed by the Manager in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2017, the Fund paid BIM $7,364 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were $103,567,285 and $109,278,349, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the expiration of capital loss carryforwards and the characterization of expenses were reclassified to the following accounts:

Paid-in capital	$(20,828,634)
Undistributed net investment income	(128,902)
Accumulated net realized loss	20,957,536

The tax character of distributions paid was as follows:

	12/31/2017	12/31/2016
Ordinary income	$—	$1,638,966
Return of Capital	—	9,671

	$—	$1,648,637

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$1,274,770
Net unrealized gains(a)	16,282,876

$17,557,646

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

During the year ended December 31, 2017, the Fund utilized $9,218,250 of their respective capital loss carryforward:

As of December 31, 2017, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$105,534,550

Gross unrealized appreciation	$18,295,542
Gross unrealized depreciation	(1,890,421)

Net unrealized appreciation (depreciation)	$16,405,121

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

As of period end, the Fund’s investments had the following industry classifications:

Industry	Percent of Long-Term Investments
Banks	25%
Tobacco	10
Beverages	7
Energy Equipment & Services	6
Insurance	6
Textiles, Apparel & Luxury Goods	6
Software	5
Other[1]	35

[1]	All other industries held were each less than 5% of long-term investments.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	766,286	$8,733,286	153,174	$1,431,855
Shares issued in reinvestment of distributions	—	—	173,208	1,648,637
Shares redeemed	(1,613,860)	(17,320,222)	(1,405,110)	(13,229,450)

Net decrease	(847,574)	$(8,586,936)	(1,078,728)	$(10,148,958)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	19

Report of the Independent Registered Public Accounting Firm

To the Shareholders of BlackRock International V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock International V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock iShares® Alternative Strategies V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2017	BlackRock iShares® Alternative Strategies V.I. Fund

Investment Objective

BlackRock iShares® Alternative Strategies V.I. Fund’s (the “Fund”) investment objective is to seek to achieve long-term growth of capital and risk adjusted returns.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund underperformed its blended benchmark, the 60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

There were no significant detractors from absolute returns during the period. Relative to the benchmark, the Fund’s exposure to precious metals detracted from performance as metals underperformed equities.

The largest contributor to Fund performance was exposure to the iShares Edge MSCI Minimum Volatility Global ETF. This was followed by exposure to the iShares Commodities Select Strategy ETF.

Describe recent portfolio activity.

In the reporting period, the Fund reduced exposure to the iShares U.S. Preferred Stock ETF and the iShares Gold and Silver Trust ETFs. The Fund added to the iShares J.P. Morgan USD Emerging Markets Bond ETF.

Describe portfolio positioning at period end.

At period end, the Fund was underweight U.S. equities relative to international market equities. The Fund’s top holdings included minimum volatility global equities, preferred stock and global infrastructure. In addition, the Fund maintained exposure to U.S. dollar-denominated emerging market debt, real estate, broad commodities and precious metals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Affiliated Investment Companies
Equity Funds	50%
Fixed Income Funds	27
Commodity Funds	14
Short-Term Securities	9

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track alternative indices.
(c)	A customized weighted index comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
(d)	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.
(e)	A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.
(f)	Commencement of operations.

Performance Summary for the Period Ended December 31, 2017

		Average Annual Total Returns
	6-Month Total Returns (b)	1 Year (b)	Since Inception (b)(c)
Class I(a)	4.98%	12.74%	5.77%
Class III(a)	4.88	12.45	5.52
60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index	7.14	15.41	6.07
MSCI All Country World Index	11.21	23.97	8.15
Bloomberg Barclays U.S. Aggregate Bond Index	1.24	3.54	2.70

(a)	Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
(b)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(c)	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,049.80	$3.31	$1,000.00	$1,021.98	$3.26	0.65%
Class III	1,000.00	1,049.80	4.60	1,000.00	1,020.72	4.53	0.90

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses	BlackRock iShares® Alternative Strategies V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments December 31, 2017	BlackRock iShares® Alternative Strategies V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Affiliated Investment Companies — 109.7%(f)

Commodity Funds — 15.7%
iShares Commodities Select Strategy ETF	62,033	$2,254,279
iShares Gold Trust(a)(b)	105,748	1,322,908
iShares Silver Trust(a)(b)	56,107	897,151

		4,474,338
Equity Funds — 55.0%
iShares Edge MSCI Minimum Volatility Global ETF	88,203	7,437,277
iShares Edge MSCI USA Momentum Factor ETF	14,300	1,474,759
iShares Global Infrastructure ETF	86,765	3,923,513
iShares U.S. Real Estate ETF(c)	35,364	2,864,838

		15,700,387
Fixed Income Funds — 29.4%
iShares J.P. Morgan USD Emerging Markets Bond ETF	31,319	3,636,136
iShares U.S. Preferred Stock ETF	125,328	4,771,237

		8,407,373

Security	Shares	Value

Short-Term Securities — 9.6%(d)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%	88,209	$88,209
SL Liquidity Series, LLC, Money Market Series, 1.48%(e)	2,666,376	2,666,109

		2,754,318

Total Affiliated Investment Companies — 109.7% (Cost: $29,341,896)		31,336,416
Liabilities in Excess of Other Assets — (9.7)%		(2,770,063)

Net Assets — 100.0%		$28,566,353

(a)	Non-income producing security.
(b)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(c)	Security, or a portion of the security, is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Shares Purchased		Shares Sold		Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	139,845	—		(51,636	)(b)	88,209	$88,209	$653		$—	$—
SL Liquidity Series, LLC, Money Market Series	99,233	2,567,143	(c)	—		2,666,376	2,666,109	16,344	(d)	(1,032)	7
iShares Commodities Select Strategy ETF	20,963	45,130		(4,060)		62,033	2,254,279	112,838		11,337	98,245
iShares Edge MSCI Minimum Volatility Global ETF	77,765	21,863		(11,425)		88,203	7,437,277	139,748		(34,981)	885,068
iShares Edge MSCI USA Momentum Factor ETF	9,528	14,741		(9,969)		14,300	1,474,759	4,343		14,590	83,992
iShares Global Infrastructure ETF	—	91,065		(4,300)		86,765	3,923,513	107,229		8,786	399,352
iShares Gold Trust	86,001	53,300		(33,553)		105,748	1,322,908	—		48,004	121,502
iShares J.P. Morgan USD Emerging Markets Bond ETF	39,361	15,938		(23,980)		31,319	3,636,136	125,203		40,284	138,320
iShares Silver Trust	37,235	19,872		(1,000)		56,107	897,151	—		(547)	32,297
iShares U.S. Preferred Stock ETF	170,216	39,101		(83,989)		125,328	4,771,237	319,362		(52,762)	224,202
iShares U.S. Real Estate ETF	28,544	19,490		(12,670)		35,364	2,864,838	104,971		(14,852)	126,478

							$31,336,416	$930,691		$18,827	$2,109,463

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	Represents net shares purchased.
(d)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviation

ETF	Exchange-Traded Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS	5

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock IShares® Alternative Strategies V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$28,670,307	$—	$—	$28,670,307
Investments valued at NAV(a)				2,666,109

Total Investments				$31,336,416

(a)	As of December 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to consolidated financial statements.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities

December 31, 2017

BlackRock iShares® Alternative Strategies V.I. Fund

ASSETS
Investments at value — affiliated (including securities loaned at value of $2,603,580) (cost — $29,341,896)	$31,336,416
Cash	14,978
Receivables:
Securities lending income — affiliated	881
Capital shares sold	12,194
Dividends — affiliated	66
From the Manager	1,605
Investment adviser	2,726
Prepaid expenses	130

Total assets	31,368,996

LIABILITIES
Cash collateral on securities loaned at value	2,667,537
Payables:
Capital shares redeemed	17,460
Investments purchased	37,177
Officer’s and Directors’ fees	3,207
Other accrued expenses	39,659
Other affiliates	14
Professional fees	35,049
Distribution fees	2,540

Total liabilities	2,802,643

NET ASSETS	$28,566,353

NET ASSETS CONSIST OF
Paid-in capital	$26,992,299
Undistributed net investment income	22,396
Accumulated net realized loss	(442,862)
Net unrealized appreciation (depreciation)	1,994,520

NET ASSETS	$28,566,353

NET ASSET VALUE
Class I — Based on net assets of $16,000,317 and 1,435,983 shares outstanding, 100 million shares authorized, $0.10 par value.	$11.14

Class III — Based on net assets of $12,566,036 and 1,132,459 shares outstanding, 100 million shares authorized, $0.10 par value.	$11.10

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	7

Consolidated Statement of Operations

Year Ended December 31, 2017

BlackRock iShares® Alternative Strategies V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$914,347
Securities lending income — affiliated — net	16,344

Total investment income	930,691

EXPENSES
Professional	63,130
Investment advisory	62,282
Transfer agent — class specific	56,450
Accounting services	26,326
Distribution — class specific	24,741
Directors and Officer	12,582
Transfer agent	5,001
Custodian	4,964
Printing	2,141
Miscellaneous	4,961

Total expenses	262,578
Less:
Fees waived and/or reimbursed by the Manager	(49,157)
Transfer agent fees reimbursed — class specific	(30,079)

Total expenses after fees waived and/or reimbursed	183,342

Net investment income	747,349

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from investments — affiliated	18,827
Net change in unrealized appreciation on investments — affiliated	2,109,463

Net realized and unrealized gain	2,128,290

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,875,639

See notes to consolidated financial statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BlackRock iShares® Alternative Strategies V.I. Fund
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$747,349	$574,680
Net realized loss	18,827	(272,382)
Net change in unrealized appreciation (depreciation)	2,109,463	342,360

Net increase in net assets resulting from operations	$2,875,639	644,658

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(422,009)	(374,610)
Class III	(307,726)	(197,011)
From return of capital:
Class I	(1,366)	(1,529)
Class III	(900)	(853)

Decrease in net assets resulting from distributions to shareholders	(732,001)	(574,003)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,937,220	9,547,597

NET ASSETS
Total increase in net assets	7,080,858	9,618,252
Beginning of year	21,485,495	11,867,243

End of year	$28,566,353	$21,485,495

Undistributed net investment income, end of year	$22,396	$4,777

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	9

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock iShares® Alternative Strategies V.I. Fund
	Class I
	Year Ended December 31,					Period 04/30/2014 (a) to 12/31/2014
	2017		2016		2015
Net asset value, beginning of period	$10.15		$9.79		$10.20	$10.00

Net investment income(b)	0.33		0.35		0.37	0.31
Net realized and unrealized gain (loss)	0.96		0.30		(0.47)	0.03

Net increase (decrease) from investment operations	1.29		0.65		(0.10)	0.34

Distributions:(c)
From net investment income	(0.30)		(0.29)		(0.30)	(0.13)
From net realized capital gains	—		—		—	(0.01)
From return of capital	(0.00	)(d)	(0.00	)(d)	(0.01)	(0.00	)(d)

Total distributions	(0.30)		(0.29)		(0.31)	(0.14)

Net asset value, end of period	$11.14		$10.15		$9.79	$10.20

Total Return:(e)
Based on net asset value	12.74%		6.59%		(1.02)%	3.32	%(f)

Ratios to Average Net Assets:(g)
Total expenses	0.94%		1.10%		2.15%	8.81	%(h),(i)

Total expenses after fees waived and/or reimbursed	0.65%		0.65%		0.71%	0.75	%(h)

Net investment income	3.04%		3.30%		3.59%	4.36	%(h)

Supplemental Data:
Net assets, end of period (000)	$16,000		$13,800		$9,707	$5,116

Portfolio turnover rate	37%		47%		37%	34%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,			Period 04/30/2014 (a) to 12/31/2014
	2017	2016	2015
Investments in underlying funds	0.38%	0.34%	0.37%	0.41%

(h)	Annualized.
(i)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 9.60% and 9.03%, respectively.

See notes to consolidated financial statements.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock iShares® Alternative Strategies V.I. Fund
	Class III
	Year Ended December 31,					Period 04/30/2014 (a) to 12/31/2014
	2017		2016		2015
Net asset value, beginning of period	$10.12		$9.77		$10.20	$10.00

Net investment income(b)	0.32		0.36		0.39	0.36
Net realized and unrealized gain (loss)	0.94		0.26		(0.52)	(0.03)

Net increase (decrease) from investment operations	1.26		0.62		(0.13)	0.33

Distributions:(c)
From net investment income	(0.28)		(0.27)		(0.29)	(0.12)
From net realized capital gains	—		—		—	(0.01)
From return of capital	(0.00	)(d)	(0.00	)(d)	(0.01)	(0.00	)(d)

Total distributions	(0.28)		(0.27)		(0.30)	(0.13)

Net asset value, end of period	$11.10		$10.12		$9.77	$10.20

Total Return:(e)
Based on net asset value	12.45%		6.33%		(1.24)%	3.26	%(f)

Ratios to Average Net Assets:(g)
Total expenses	1.22%		1.29%		2.26%	8.54	%(h),(i)

Total expenses after fees waived and/or reimbursed	0.90%		0.90%		0.94%	1.00	%(h)

Net investment income	2.94%		3.38%		3.81%	5.05	%(h)

Supplemental Data:
Net assets, end of period (000)	$12,566		$7,685		$2,160	$334

Portfolio turnover rate	37%		47%		37%	34%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,			Period 04/30/2014 (a) to 12/31/2014
	2017	2016	2015
Investments in underlying funds	0.38%	0.34%	0.37%	0.41%

(h)	Annualized.
(i)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 9.60% and 9.03%, respectively.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	11

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock iShares® Alternative Strategies V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of iShares® Alternative Strategies V.I. Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of December 31, 2017 were $2,234,460, which is 7.8% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the iShares® Alternative Strategies V.I. Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for consolidated financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market- corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”). There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	13

Notes to Consolidated Financial Statements  (continued)

However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Securities Lending Agreements

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
JP Morgan Securities LLC	$2,603,580	$(2,603,580)	$—

(a)	Cash collateral with a value of $2,667,537 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.250%
$1 Billion — $3 Billion	0.240
$3 Billion — $5 Billion	0.225
$5 Billion — $10 Billion	0.220
Greater than $10 Billion	0.210

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2017, the class specific distribution fees borne directly by Class III is $24,741.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, net- working, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$32,465	$23,985	$56,450

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2017, the amount waived was $62.

For the year ended December 31, 2017, the Fund reimbursed the Manager $226 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
0.65%	0.90%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, the Manager waived and/or reimbursed $49,095, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are shown as transfer agent fees reimbursed—class specific in the Consolidated Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$18,123	$11,956	$30,079

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to any voluntary waivers that may be in effect from time to time.

On December 31, 2017, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2018	2019
Fund Level	$46,338	$49,095
Class I	22,342	$18,123
Class III	6,323	$11,956

The following fund level and class specific waivers and/or reimbursements previously recorded by the fund, which were subject to recoupment by the Manager, expired on December 31, 2017:

Fund Level	$116,781
Class I	17,186
Class III	1,013

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	15

Notes to Consolidated Financial Statements  (continued)

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended December 31, 2017, the Fund paid BIM $3,440 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

6.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were $14,329,658 and $9,346,595, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2014 and each of the three years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to characterization of income/losses from a wholly owned subsidiary, were reclassified to the following accounts:

Paid-in capital	$(20,141)
Undistributed net investment income	5
Accumulated net realized loss	20,136

The tax character of distributions paid was as follows:

	12/31/17	12/31/16
Ordinary income	$729,735	$571,621
Tax return of capital	2,266	2,383

	$732,001	$574,004

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Capital loss carryforward	$(172,012)
Net unrealized gains[1]	1,746,066

$1,574,054

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

As of December 31, 2017, the Fund had a capital loss carryforward with no expiration date, available to offset future realized capital gains of $172,012.

During the year ended December 31, 2017, the Fund utilized $30,192 of its capital loss carryforward.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

As of period end, gross unrealized appreciation and depreciation for investment based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$29,590,350

Gross unrealized appreciation	$1,773,767
Gross unrealized depreciation	(27,701)

Net unrealized appreciation (depreciation)	$1,746,066

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	17

Notes to Consolidated Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	267,737	$2,911,781	601,734	$6,360,317
Shares issued in reinvestment of distributions	38,005	423,375	37,058	376,139
Shares redeemed	(228,855)	(2,485,980)	(270,838)	(2,840,041)

Net increase	76,887	$849,176	367,954	$3,896,415

Class III
Shares sold	533,162	$5,813,619	773,886	$8,159,220
Shares issued in reinvestment of distributions	27,804	308,626	19,552	197,864
Shares redeemed	(188,023)	(2,034,201)	(255,008)	(2,705,902)

Net increase	372,943	$4,088,044	538,430	$5,651,182

Total Net Increase	449,830	$4,937,220	906,384	$9,547,597

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock iShares Alternative Strategies V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock iShares Alternative Strategies V.I. Fund, of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the periods presented, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock iShares® Dynamic Allocation V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2017	BlackRock iShares® Dynamic Allocation V.I. Fund

Investment Objective

BlackRock iShares® Dynamic Allocation V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund underperformed its blended benchmark (60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index).

What factors influenced performance?

The largest detractor from Fund performance was exposure to the iShares 1-3 Year Treasury Bond ETF.

The largest contributor to Fund performance came from exposure to the iShares Core S&P 500 ETF and the iShares Core MSCI Emerging Markets ETF.

Describe recent portfolio activity.

During the 12-month period, the Fund increased exposure to U.S. and emerging market equities, while reducing international developed exposure. In addition, the Fund reduced its holdings within real estate and agency mortgage-backed securities in favor of high yield and short-term U.S. Treasuries.

Describe portfolio positioning at period end.

At period end, the Fund was underweight in developed international market equity exposure in favor of U.S. equities. The Fund’s top holdings included exposure to U.S. developed market equities. Within U.S. equities, the Fund maintained exposure to U.S. large-, mid- and small-cap, minimum volatility and preferred stocks. Within fixed income, the Fund was overweight to credit versus rates. The Fund’s top fixed-income holdings included exposure to investment grade U.S. corporate credit. In addition, the Fund ended the period with small allocations to U.S. real estate, broad commodities and precious metals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Affiliated Investment Companies
Equity Funds	61%
Fixed Income Funds	31
Short-Term Securities	7
Commodity Funds	1

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track equity, fixed income and alternative indices.
(c)	A customized weighted index comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
(d)	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.
(e)	A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.
(f)	Commencement of operations.

Performance Summary for the Period Ended December 31, 2017

		Average Annual Total Returns
	6-Month Total Returns (b)	1 Year (b)	Since Inception (b)(c)
Class I(a)	7.37%	15.11%	4.93%
Class III(a)	7.10	14.72	4.65
60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index	7.14	15.41	6.07
MSCI All Country World Index	11.21	23.97	8.15
Bloomberg Barclays U.S. Aggregate Bond Index	1.24	3.54	2.70

(a)	Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
(b)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(c)	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,073.70	$2.77	$1,000.00	$1,022.53	$2.70	0.53%
Class III	1,000.00	1,071.00	4.07	1,000.00	1,021.27	3.97	0.78

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses	BlackRock iShares® Dynamic Allocation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments December 31, 2017	BlackRock iShares® Dynamic Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Affiliated Investment Companies — 107.1%(f)

Commodity Funds — 1.6%
iShares Commodities Select Strategy ETF	6,561	$238,427
iShares Gold Trust(a)(b)	10,379	129,841
iShares Silver Trust(a)(b)	4,905	78,431

		446,699
Equity Funds — 65.4%
iShares Core MSCI Emerging Markets ETF	50,350	2,864,915
iShares Core S&P 500 ETF	15,804	4,248,905
iShares Core S&P Mid-Cap ETF	12,423	2,357,637
iShares Core S&P Small-Cap ETF	19,736	1,515,922
iShares Edge MSCI Min Vol Global ETF	8,397	708,035
iShares Edge MSCI Min Vol USA ETF(c)	18,450	973,791
iShares Edge MSCI USA Momentum Factor ETF	1,400	144,382
iShares Global Infrastructure ETF	8,277	374,286
iShares MSCI Canada ETF(c)	21,075	624,663
iShares MSCI EAFE ETF	56,073	3,942,493
iShares MSCI EAFE Small-Cap ETF	13,600	877,200
iShares U.S. Real Estate ETF(c)	3,900	315,939

		18,948,168
Fixed Income Funds — 33.0%
iShares 1-3 Year Treasury Bond ETF	23,797	1,995,379
iShares Agency Bond ETF	11,079	1,252,946
iShares iBoxx $ High Yield Corporate Bond ETF	14,263	1,244,589
iShares iBoxx $ Investment Grade Corporate Bond ETF	15,740	1,913,354
iShares J.P. Morgan USD Emerging Markets Bond ETF	3,140	364,554
iShares U.S. Credit Bond ETF	20,159	2,258,413
iShares U.S. Preferred Stock ETF(c)	13,613	518,247

		9,547,482

Security	Shares	Value

Short-Term Securities — 7.1%(d)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%	57,845	$57,845
SL Liquidity Series, LLC, Money Market Series, 1.48%(e)	2,016,002	2,015,801

		2,073,646

Total Affiliated Investment Companies — 107.1% (Cost: $27,883,376)		31,015,995
Liabilities in Excess of Other Assets — (7.1)%		(2,068,941)

Net Assets — 100.0%		$28,947,054

(a)	Non-income producing security.
(b)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(c)	Security, or a portion of the security, is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related party of the fund were as follows:

Affiliate	Shares Held at 12/31/16	Shares Purchased	Shares Sold		Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	64,554	—	(6,709	)(b)	57,845	$57,845	$812		$—	$—
SL Liquidity Series, LLC, Money Market Series	5,525,311	—	(3,509,309	)(b)	2,016,002	2,015,801	21,706	(c)	143	(94)
iShares 10+ Year Credit Bond ETF	1,867	—	(1,867)		—	—	—		(212)	1,094
iShares 1-3 Year Treasury Bond ETF	4,800	20,237	(1,240)		23,797	1,995,379	16,349		(546)	(14,947)
iShares Agency Bond ETF	9,129	2,950	(1,000)		11,079	1,252,946	16,822		(1,865)	4,902
iShares CMBS ETF	1,490	—	(1,490)		—	—	555		(655)	1,297
iShares Commodities Select Strategy ETF	2,800	3,761	—		6,561	238,427	10,233		—	12,817
iShares Core MSCI Emerging Markets ETF	—	52,550	(2,200)		50,350	2,864,915	62,576		12,561	409,864
iShares Core S&P 500 ETF	10,569	5,835	(600)		15,804	4,248,905	66,549		5,563	600,805
iShares Core S&P Mid-Cap ETF	6,644	9,914	(4,135)		12,423	2,357,637	25,705		12,803	251,165
iShares Core S&P Small-Cap ETF	6,328	13,898	(490)		19,736	1,515,922	17,113		6,369	148,913
iShares Core S&P U.S. Value ETF	—	28,712	(28,712)		—	—	6,270		11,105	—
iShares Edge MSCI Min Vol Emerging Markets ETF	3,300	—	(3,300)		—	—	—		—	14,309
iShares Edge MSCI Min Vol Global ETF	14,267	1,200	(7,070)		8,397	708,035	21,769		(13,468)	99,862
iShares Edge MSCI Min Vol USA ETF	—	18,650	(200)		18,450	973,791	6,350		6,865	104,454
iShares Edge MSCI USA Momentum Factor ETF	5,100	1,400	(5,100)		1,400	144,382	—		—	22,310
iShares Global Infrastructure ETF	—	8,277	—		8,277	374,286	10,266		—	37,044
iShares Gold Trust	15,184	5,775	(10,580)		10,379	129,841	—		12,700	21,153
iShares iBoxx $ High Yield Corporate Bond ETF	5,548	8,815	(100)		14,263	1,244,589	49,041		632	770
iShares iBoxx $ Investment Grade Corporate Bond ETF	7,540	9,600	(1,400)		15,740	1,913,354	48,271		(1,343)	50,784
iShares J.P. Morgan USD Emerging Markets Bond ETF	7,270	1,170	(5,300)		3,140	364,554	12,597		(1,349)	24,251
iShares MBS ETF	9,464	200	(9,664)		—	—	4,162		(13,782)	19,396
iShares MSCI Canada ETF	7,625	13,450	—		21,075	624,663	12,114		—	63,572
iShares MSCI EAFE ETF	35,923	39,650	(19,500)		56,073	3,942,493	112,551		63,314	603,334
iShares MSCI EAFE Small-Cap ETF	—	13,600	—		13,600	877,200	20,189		—	135,709
iShares Russell 1000 ETF	17,587	300	(17,887)		—	—	5,045		308,297	(237,361)

CONSOLIDATED SCHEDULE OF INVESTMENTS	5

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock iShares® Dynamic Allocation V.I. Fund

Affiliate	Shares Held at 12/31/16	Shares Purchased	Shares Sold	Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
iShares Silver Trust	6,506	1,664	(3,265)	4,905	$78,431	$—	$(2,087)	$8,558
iShares TIPS Bond ETF	1,894	1,630	(3,524)	—	—	547	7,091	(1,427)
iShares U.S. Credit Bond ETF	16,517	5,542	(1,900)	20,159	2,258,413	57,167	(4,909)	50,297
iShares U.S. Preferred Stock ETF	30,613	1,000	(18,000)	13,613	518,247	32,667	(26,507)	52,118
iShares U.S. Real Estate ETF	5,100	900	(2,100)	3,900	315,939	11,317	(4,998)	8,098
iShares U.S. Treasury Bond ETF	35,580	1,600	(37,180)	—	—	—	3,476	892

Total					$31,015,995	$648,743	$379,198	$2,493,939

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviation

ETF — Exchange-Traded Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated investment Companies	$29,000,194	$—	$—	$29,000,194

Investments valued at NAV(a)				$2,015,801

Total Investments				$31,015,995

(a)	As of December 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to consolidated financial statements.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities

December 31, 2017

BlackRock iShares® Dynamic Allocation V.I. Fund

ASSETS
Investments at value — affiliated (including securities loaned at value of $1,971,355) (cost — $27,883,376)	$31,015,995
Cash	1,209
Receivables:
Investments sold	15
Securities lending income — affiliated	641
Capital shares sold	5,688
Dividends — affiliated	62
From the Manager	28,599
Prepaid expenses	137

Total assets	31,052,346

LIABILITIES
Cash collateral on securities loaned at value	2,015,501
Payables:
Capital shares redeemed	1,713
Officer’s and Directors’ fees	3,284
Other accrued expenses	31,224
Other affiliates	14
Professional fees	37,490
Distribution fees	715
Transfer agent fees	15,351

Total liabilities	2,105,292

NET ASSETS	$28,947,054

NET ASSETS CONSIST OF
Paid-in capital	$26,372,202
Undistributed net investment income	16,399
Accumulated net realized loss	(574,166)
Net unrealized appreciation (depreciation)	3,132,619

NET ASSETS	$28,947,054

NET ASSET VALUE
Class I — Based on net assets of $25,332,007 and 2,276,825 shares outstanding, 100 million shares authorized, $0.10 par value	$11.13

Class III — Based on net assets of $3,615,047 and 325,847 shares outstanding, 100 million shares authorized, $0.10 par value	$11.09

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	7

Consolidated Statement of Operations

Year Ended December 31, 2017

BlackRock iShares® Dynamic Allocation V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$627,037
Securities lending income — affiliated — net	21,706

Total investment income	648,743

EXPENSES
Professional	74,211
Transfer agent — class specific	52,399
Investment advisory	36,621
Accounting services	26,145
Printing	14,555
Directors and Officer	12,657
Distribution — class specific	6,467
Transfer agent	5,001
Custodian	4,532
Miscellaneous	5,667

Total expenses	238,255
Less:
Fees waived and/or reimbursed by the Manager	(79,521)
Transfer agent fees reimbursed — class specific	(28,369)

Total expenses after fees waived and/or reimbursed	130,365

Net investment income	518,378

REALIZED AND UNREALIZED GAIN
Net realized gain from investments — affiliated	379,198
Net change in unrealized appreciation on investments — affiliated	2,493,939

Net realized and unrealized gain	2,873,137

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,391,515

See notes to consolidated financial statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BlackRock iShares® Dynamic Allocation V.I. Fund
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$518,378	$413,686
Net realized gain (loss)	379,198	(270,823)
Net change in unrealized appreciation (depreciation)	2,493,939	1,069,860

Net increase in net assets resulting from operations	3,391,515	1,212,723

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(452,727)	(374,605)
Class III	(56,728)	(33,466)
From return of capital:
Class I	(13,367)	(9,940)
Class III	(3,178)	(992)

Decrease in net assets resulting from distributions to shareholders	(526,000)	(419,003)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	6,142,899	3,334,801

NET ASSETS
Total increase in net assets	9,008,414	4,128,521
Beginning of year	19,938,640	15,810,119

End of year	$28,947,054	$19,938,640

Undistributed net investment income, end of year	$16,399	$7,476

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	9

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock iShares® Dynamic Allocation V.I. Fund
	Class I
	Year Ended December 31,			Period 04/30/2014 (a) to 12/31/2014
	2017	2016	2015
Net asset value, beginning of period	$9.85	$9.45	$10.02	$10.00

Net investment income(b)	0.23	0.22	0.24	0.20
Net realized and unrealized gain (loss)	1.26	0.39	(0.63)	(0.07)

Net increase (decrease) from investment operations	1.49	0.61	(0.39)	0.13

Distributions:(c)
From net investment income	(0.20)	(0.20)	(0.17)	(0.10)
From net realized gain	—	—	—	(0.01)
From return of capital	(0.01)	(0.01)	(0.01)	—

Total distributions	(0.21)	(0.21)	(0.18)	(0.11)

Net asset value, end of period	$11.13	$9.85	$9.45	$10.02

Total Return:(d)
Based on net asset value	15.11%	6.49%	(3.88)%	1.27	%(e)

Ratios to Average Net Assets:(f)
Total expenses	0.94%	0.83%	1.90%	6.47	%(g),(h)

Total expenses after fees waived and/or reimbursed	0.53%	0.53%	0.64%	0.75	%(g)

Net investment income	2.14%	2.27%	2.41%	2.85	%(g)

Supplemental Data:
Net assets, end of period (000)	$25,332	$18,135	$14,636	$6,092

Portfolio turnover rate	48%	54%	54%	25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,			Period 04/30/2014 (a) to 12/31/2014
	2017	2016	2015
Investments in underlying funds	0.21%	0.23%	0.29%	0.27%

(g)	Annualized.
(h)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 7.00% and 9.13%, respectively.

See notes to consolidated financial statements.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock iShares® Dynamic Allocation V.I. Fund
	Class III
	Year Ended December 31,			Period 04/30/2014 (a) to 12/31/2014
	2017	2016	2015
Net asset value, beginning of period	$9.83	$9.44	$10.01	$10.00

Net investment income(b)	0.21	0.21	0.26	0.17
Net realized and unrealized gain (loss)	1.24	0.37	(0.66)	(0.06)

Net increase (decrease) from investment operations	1.45	0.58	(0.40)	0.11

Distributions:(c)
From net investment income	(0.18)	(0.18)	(0.16)	(0.09)
From net realized gain	—	—	—	(0.01)
From return of capital	(0.01)	(0.01)	(0.01)	—

Total distributions	(0.19)	(0.19)	(0.17)	(0.10)

Net asset value, end of period	$11.09	$9.83	$9.44	$10.01

Total Return:(d)
Based on net asset value	14.72%	6.16%	(3.99)%	1.05	%(e)

Ratios to Average Net Assets:(f)
Total expenses	1.25%	1.02%	1.87%	8.32	%(g),(h)

Total expenses after fees waived and/or reimbursed	0.78%	0.78%	0.86%	1.00	%(g)

Net investment income	1.97%	2.08%	2.56%	2.54	%(g)

Supplemental Data:
Net assets, end of period (000)	$3,615	$1,804	$1,174	$20

Portfolio turnover rate	48%	54%	54%	25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,			Period 04/30/2014 (a) to 12/31/2014
	2017	2016	2015
Investments in underlying funds	0.21%	0.23%	0.29%	0.27%

(g)	Annualized.
(h)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 7.00% and 9.13%, respectively.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	11

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds.

The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock iShares® Dynamic Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of iShares® Dynamic Allocation V.I. Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of December 31, 2017 were $208,457, which is 0.72% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the iShares® Dynamic Allocation V.I. Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for consolidated financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	13

Notes to Consolidated Financial Statements  (continued)

counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
JP Morgan Securities LLC	$1,971,355	$(1,971,355)	$—

(a)	Cash collateral with a value of $2,015,501 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion — $3 Billion	0.140
$3 Billion — $5 Billion	0.135
Greater than $5 Billion	0.130

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2017, the class specific distribution fees borne directly by Class III were $6,467.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$45,747	$6,652	$52,399

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2017, the amount waived was $70.

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

For the year ended December 31, 2017, the Fund reimbursed the Manager $216 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.53%
Class III	0.78%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, the Manager waived and/or reimbursed $79,451 which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are shown as transfer agent fees reimbursed — class specific in the Consolidated Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$25,064	$3,305	$28,369

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to any voluntary waivers that may be in effect from time to time.

On December 31, 2017, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:

	Expiring December 31,
	2018	2019
Fund Level	$21,999	$79,451
Class I	29,259	25,064
Class III	2,053	3,305

The following fund level and class specific waivers and/or reimbursements previously recorded by the fund, which were subject to recoupment by the Manager, expired on December 31, 2017:

Fund Level	$122,310
Class I	21,925
Class III	265

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	15

Notes to Consolidated Financial Statements  (continued)

amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended December 31, 2017, the Fund paid BIM $4,820 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the fund’s investment restrictions. If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

6.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were $17,963,413 and $11,874,905, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2014 and each of the three years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent difference attributable to the characterization of income/losses from a wholly owned subsidiary was reclassified to the following accounts:

Paid-in capital	$(8,924)
Accumulated net realized loss	$8,924

The tax character of distributions paid was as follows:

	12/31/17	12/31/16
Ordinary income	$509,455	$408,071
Tax return of capital	$16,545	10,932

	$526,000	$419,003

As of December 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Capital loss carryforward	$(458,729)
Net unrealized gains(a)	3,033,581

$2,574,852

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of December 31, 2017, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $458,729.

During the year ended December 31, 2017, the Fund utilized $296,115 of its capital loss carryforward.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

As of December 31, 2017, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$27,998,813

Gross unrealized appreciation	$3,050,649
Gross unrealized depreciation	(17,068)

Net unrealized appreciation	$3,033,581

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	17

Notes to Consolidated Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
Share Class	Shares	Amount	Shares	Amount
Class I
Shares sold	583,027	$6,150,100	523,146	$4,986,995
Shares issued in reinvestment of distributions	41,877	466,094	39,040	384,545
Shares redeemed	(189,522)	(1,993,433)	(269,060)	(2,597,902)

Net increase	435,382	$4,622,761	293,126	$2,773,638

Class III
Shares sold	176,888	$1,880,454	83,719	$801,538
Shares issued in reinvestment of distributions	5,402	59,907	3,505	34,458
Shares redeemed	(39,950)	(420,223)	(28,150)	(274,833)

Net increase	142,340	$1,520,138	59,074	$561,163

Total Net Increase	577,722	$6,142,899	352,200	$3,334,801

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock iShares Dynamic Allocation V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock iShares Dynamic Allocation V.I. Fund, of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the periods presented, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2017	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Investment Objective

BlackRock iShares® Dynamic Fixed Income V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

On November 15, 2017, the Board of Directors of BlackRock Variable Series Funds, Inc. (the “Company”) approved a proposal to close the Fund to new investors and thereafter to liquidate the Fund. Effective December 19, 2017, the Fund is no longer accepting purchase orders from new investors. The liquidation is expected to occur on or about March 29, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The largest contributor to Fund performance was exposure to the iShares iBoxx $ Investment Grade Corporate Bond ETF. This was followed by exposure to the iShares U.S. Credit Bond ETF.

The largest detractor from performance was exposure to the iShares 1-3 Year Treasury Bond ETF.

Describe recent portfolio activity.

During the reporting period, the Fund reduced exposure to Treasury Inflation-Protected Securities and agency mortgage-backed securities in favor of investment grade corporate credit, high yield and short-term U.S. Treasuries.

Describe portfolio positioning at period end.

At period end, the Fund maintained an overweight to credit versus rates. The Fund’s top holdings included U.S. credit and Treasuries. The Fund also maintained exposure to high yield and agency bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Affiliated Investment Companies
Fixed Income Funds	91%
Short-Term Securities	9%

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track fixed income indices.
(c)	A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.
(d)	Commencement of operations.

Performance Summary for the Period Ended December 31, 2017

		Average Annual Total Returns
	6-Month Total Returns (b)	1 Year (b)	Since Inception (b)(c)
Class I(a)	1.25%	3.91%	2.03%
Class III(a)	1.13	3.60	1.74
Bloomberg Barclays U.S. Aggregate Bond Index	1.24	3.54	2.70

(a)	Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
(b)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(c)	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,012.50	$2.54	$1,000.00	$1,022.70	$2.55	0.50%
Class III	1,000.00	1,011.30	3.80	1,000.00	1,021.40	3.82	0.75

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock iShares® Dynamic Fixed Income V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Affiliated Investment Companies — 109.9%(d)

Fixed Income Funds — 100.0%
iShares 1-3 Year Treasury Bond ETF	57,352	$4,808,965
iShares Agency Bond ETF	27,445	3,103,810
iShares iBoxx $ High Yield Corporate Bond ETF	33,438	2,917,800
iShares iBoxx $ Investment Grade Corporate Bond ETF	38,053	4,625,722
iShares U.S. Credit Bond ETF(a)	47,857	5,361,420

		20,817,717

Security	Shares	Value
Short-Term Securities — 9.9%(b)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%	37,990	$37,990
SL Liquidity Series, LLC, Money Market Series, 1.48%(c)	2,015,402	2,015,200

		2,053,190

Total Affiliated Investment Companies — 109.9% (Cost: $22,673,238)		22,870,907

Liabilities in Excess of Other Assets — (9.9)%		(2,059,453)

Net Assets — 100.0%		$20,811,454

(a)	Security, or a portion of the security, is on loan.
(b)	Annualized 7-day yield as of period end.
(c)	Security was purchased with the cash collateral from loaned securities.

(d)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 12/31/16	Shares Purchased	Shares Sold		Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	50,671	—	(12,681	)(b)	37,990	$37,990	$650		$—	$—
SL Liquidity Series, LLC, Money Market Series	3,328,792	—	(1,313,390	)(b)	2,015,402	2,015,200	25,239	(c)	(212)	(24)
iShares 1-3 Year Treasury Bond ETF	11,043	58,589	(12,280)		57,352	4,808,965	40,190		(4,721)	(32,771)
iShares 10+ Year Credit Bond ETF	2,644	—	(2,644)		—	—	—		(300)	1,549
iShares Agency Bond ETF	20,567	8,178	(1,300)		27,445	3,103,810	42,866		17	8,348
iShares CMBS ETF	3,017	—	(3,017)		—	—	990		(1,356)	2,751
iShares iBoxx $ High Yield Corporate Bond ETF	12,948	25,230	(4,740)		33,438	2,917,800	122,130		10,698	(4,061)
iShares iBoxx $ Investment Grade Corporate Bond ETF	17,126	33,644	(12,717)		38,053	4,625,722	111,475		37,206	86,374
iShares MBS ETF	21,583	—	(21,583)		—	—	10,214		(32,706)	51,711
iShares TIPS Bond ETF	4,125	—	(4,125)		—	—	1,417		14,081	(171)
iShares U.S. Credit Bond ETF	36,344	13,268	(1,755)		47,857	5,361,420	143,319		(4,279)	121,867
iShares U.S. Treasury Bond ETF	80,879	—	(80,879)		—	—	—		(14,746)	24,286

						$22,870,907	$498,490		$3,682	$259,859

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviation

ETF — Exchange-Traded Fund

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2017	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$20,855,707	$—	$—	$20,855,707

Investments valued at NAV(a)				2,015,200

Total Investments				$22,870,907

(a)	As of December 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2017

BlackRock iShares® Dynamic Fixed Income V.I. Fund

ASSETS
Investments at value — affiliated (including securities loaned at value of $1,971,728) (cost — $22,673,238)	$22,870,907
Receivables:
Securities lending income — affiliated	1,170
Capital shares sold	4,611
Dividends — affiliated	99
From the Manager	13,671
Prepaid expenses	94

Total assets	22,890,552

LIABILITIES
Bank overdraft	95
Cash collateral on securities loaned at value	2,015,199
Payables:
Capital shares redeemed	309
Officer’s and Directors’ fees	1,513
Other accrued expenses	24,898
Other affiliates	15
Professional fees	29,061
Distribution fees	924
Transfer agent fees	7,084

Total liabilities	2,079,098

NET ASSETS	$20,811,454

NET ASSETS CONSIST OF
Paid-in capital	$20,864,996
Undistributed net investment income	2,323
Accumulated net realized loss	(253,534)
Net unrealized appreciation (depreciation)	197,669

NET ASSETS	$20,811,454

NET ASSET VALUE
Class I — Based on net assets of $16,222,205 and 1,611,209 shares outstanding, 100 million shares authorized, $0.10 par value.	$10.07

Class III — Based on net assets of $4,589,249 and 458,054 shares outstanding, 100 million shares authorized, $0.10 par value.	$10.02

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations

Year Ended December 31, 2017

BlackRock iShares® Dynamic Fixed Income V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$473,251
Securities lending income — affiliated — net	25,239

Total investment income	498,490

EXPENSES
Professional	54,201
Transfer agent	5,001
Transfer agent — class specific	30,919
Investment advisory	27,234
Accounting services	21,302
Printing	11,561
Distribution — class specific	8,718
Directors and Officer	8,572
Custodian	4,856
Miscellaneous	4,147

Total expenses	176,511
Less:
Transfer agent fees reimbursed — class specific	(19,382)
Fees waived and/or reimbursed by the Manager	(64,773)

Total expenses after fees waived and/or reimbursed	92,356

Net investment income	406,134

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments — affiliated	3,682
Net change in unrealized appreciation (depreciation) on investments — affiliated	259,859

Net realized and unrealized gain	263,541

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$669,675

See notes to financial statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock iShares® Dynamic Fixed Income V.I. Fund
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$406,134	$284,384
Net realized gain (loss)	3,682	(37,207)
Net change in unrealized appreciation (depreciation)	259,859	48,035

Net increase in net assets resulting from operations	669,675	295,212

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(327,096)	(227,289)
Class III	(82,905)	(53,934)
From return of capital:
Class I	—	(4,176)
Class III	—	(1,103)

Decrease in net assets resulting from distributions to shareholders	(410,001)	(286,502)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	5,137,641	5,913,447

NET ASSETS
Total increase in net assets	5,397,315	5,922,157
Beginning of year	15,414,139	9,491,982

End of year	$20,811,454	$15,414,139

Undistributed net investment income, end of year	$2,323	$6,190

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock iShares® Dynamic Fixed Income V.I. Fund
	Class I
	Year Ended December 31,					Period 04/30/2014 (a) to 12/31/2014
	2017	2016		2015
Net asset value, beginning of period	$9.89	$9.74		$10.05		$10.00

Net investment income(b)	0.23	0.22		0.24		0.12
Net realized and unrealized gain (loss)	0.16	0.12		(0.36)		0.01

Net increase (decrease) from investment operations	0.39	0.34		(0.12)		0.13

Distributions:(c)
From net investment income	(0.21)	(0.19)		(0.19)		(0.08)
From net realized gain	—	—		—		(0.00	)(d)
From return of capital	—	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)

Total distributions	(0.21)	(0.19)		(0.19)		(0.08)

Net asset value, end of period	$10.07	$9.89		$9.74		$10.05

Total Return:(e)
Based on net asset value	3.91%	3.50%		(1.20)%		1.30	%(f)

Ratios to Average Net Assets:(g)
Total expenses	0.92%	1.00%		1.91%		7.16	%(h),(i)

Total expenses after fees waived and/or reimbursed	0.50%	0.50%		0.63%		0.75	%(h)

Net investment income	2.29%	2.19%		2.33%		1.83	%(h)

Supplemental Data:
Net assets, end of period (000)	$16,222	$12,208		$8,346		$3,624

Portfolio turnover rate	52%	38%		58%		61%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,			Period 04/30/2014 (a) to 12/31/2014
	2017	2016	2015
Investments in underlying funds	0.22%	0.20%	0.26%	0.25%

(h)	Annualized.
(i)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 7.71% and 8.93%, respectively.

See notes to financial statements.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock iShares® Dynamic Fixed Income V.I. Fund
	Class III
	Year Ended December 31,					Period 04/30/2014 (a) to 12/31/2014
	2017	2016		2015
Net asset value, beginning of period	$9.85	$9.70		$10.03		$10.00

Net investment income(b)	0.21	0.20		0.27		0.14
Net realized and unrealized gain (loss)	0.14	0.12		(0.42)		(0.04)

Net increase (decrease) from investment operations	0.35	0.32		(0.15)		0.10

Distributions:(c)
From net investment income	(0.18)	(0.17)		(0.18)		(0.07)
From net realized gain	—	—		—		(0.00	)(d)
From return of capital	—	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)

Total distributions	(0.18)	(0.17)		(0.18)		(0.07)

Net asset value, end of period	$10.02	$9.85		$9.70		$10.03

Total Return:(e)
Based on net asset value	3.60%	3.32%		(1.47)%		1.03	%(f)

Ratios to Average Net Assets:(g)
Total expenses	1.22%	1.15%		2.06%		8.57	%(h),(i)

Total expenses after fees waived and/or reimbursed	0.75%	0.75%		0.84%		1.00	%(h)

Net investment income	2.04%	2.00%		2.71%		1.98	%(h)

Supplemental Data:
Net assets, end of period (000)	$4,589	$3,206		$1,146		$78

Portfolio turnover rate	52%	38%		58%		61%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,			Period 04/30/2014 (a) to 12/31/2014
	2017	2016	2015
Investments in underlying funds	0.22%	0.20%	0.26%	0.25%

(h)	Annualized.
(i)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 7.71% and 8.93%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Dynamic Fixed Income V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

On November 15, 2017, the Board of Directors the Company approved a proposal to close the Fund to new investors and thereafter to liquidate the Fund. Effective December 19, 2017, the Fund is no longer accepting purchase orders from new investors. The liquidation is expected to occur on or about March 29, 2018.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Securities Lending Agreements

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
JP Morgan Securities LLC	$1,971,728	$(1,971,728)	$—

(a)	Cash collateral with a value of $2,015,199 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion — $3 Billion	0.140
$3 Billion — $5 Billion	0.135
Greater than $5 Billion	0.130

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2017, the class specific distribution fees borne directly by Class III were $8,718.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Class I	Class III	Total
Transfer Agent Fees	$23,470	$7,449	$30,919

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2017, the amount waived was $64.

For the year ended December 31, 2017, the Fund reimbursed the Manager $169 for certain accounting services, which is included in accounting services in the Statement of Operations.

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
0.50%	0.75%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, the Manager waived and/or reimbursed $64,709, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$15,638	$3,744	$19,382

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to any voluntary waivers that may be in effect from time to time.

On December 31, 2017, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires December 31,
	2018	2019
Fund Level . . . . . . . . . . . . . . . . . . .	$46,758	$64,709
Class I . . . . . . . . . . . . . . . . . . . . . . .	15,057	15,638
Class III . . . . . . . . . . . . . . . . . . . . . .	1,390	3,744

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 31, 2017:

Fund Level . . . . . . . . . . . . . . . . . . .	$80,571
Class I . . . . . . . . . . . . . . . . . . . . . . .	9,548
Class III . . . . . . . . . . . . . . . . . . . . . .	282

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2017, the Fund paid BIM $5,556 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the fund’s investment restrictions. If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were $14,482,679 and $9,357,120, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2014 and for each of the three years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/17	12/31/16
Ordinary income	$410,001	$281,223
Tax return of capital	—	5,279

	$410,001	$286,502

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	1,343
Capital loss carryforward	$(135,005)
Net unrealized gains[1]	80,120

$(53,542)

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of December 31, 2017, the Fund had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains of $135,005.

During the year ended December 31, 2017, the Fund utilized $1,649 of its capital loss carryforward.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$22,790,787

Gross unrealized appreciation	$132,926
Gross unrealized depreciation	(52,806)

Net unrealized appreciation (depreciation)	$80,120

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed.

Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
Class I	Shares	Amount	Shares	Amount
Shares sold	621,660	$6,262,804	699,521	$7,089,699
Shares issued in reinvestment of distributions	32,482	327,096	23,404	231,465
Shares redeemed	(277,052)	(2,798,626)	(346,095)	(3,495,708)

Net increase	377,090	$3,791,274	376,830	$3,825,456

Class III
Shares sold	268,698	$2,711,309	250,040	$2,520,285
Shares issued in reinvestment of distributions	8,274	82,901	5,587	55,037
Shares redeemed	(144,397)	(1,447,843)	(48,249)	(487,331)

Net increase	132,575	$1,346,367	207,378	$2,087,991

Total Net Increase	509,665	$5,137,641	584,208	$5,913,447

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock iShares Dynamic Fixed Income V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock iShares Dynamic Fixed Income V.I. Fund, of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the financial statements, on November 15, 2017, the Board of Directors approved a proposal to close the Fund to new investors and thereafter liquidate the Fund on or about March 29, 2018.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock iShares® Equity Appreciation V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2017	BlackRock iShares® Equity Appreciation V.I. Fund

Investment Objective

BlackRock iShares® Equity Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek to provide growth of capital.

On November 15, 2017, the Board of Directors of BlackRock Variable Series Funds, Inc. (the “Company”) approved a proposal to close the Fund to new investors and thereafter to liquidate the Fund. Effective December 19, 2017, the Fund is no longer accepting purchase orders from new investors. The liquidation is expected to occur on or about March 29, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

There were no significant detractors from absolute performance during the period. Relative to the benchmark, the Fund’s overweight exposure to iShares Core S&P Small-Cap and Mid-Cap ETFs were the primary detractors, as both underperformed U.S. large-cap stocks.

The largest contributor to Fund performance was exposure to the iShares Core S&P 500 ETF. This was followed by exposure to the iShares Core MSCI Emerging Markets ETF.

Describe recent portfolio activity.

During the period, the Fund increased exposure to international developed and emerging market equities, while reducing U.S. equity exposure to neutral relative to the Fund’s benchmark.

Describe portfolio positioning at period end.

At period end, the Fund was overweight U.S. equities relative to international developed stocks. The Fund’s top holdings included exposure to U.S. large-cap stocks. The Fund maintained exposure to emerging markets and U.S. large-, mid-, small-cap and minimum volatility stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Affiliated Investment Companies
Equity Funds	91%
Short-Term Securities	9

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track fixed income indices.
(c)	This unmanaged index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.
(d)	Commencement of operations.

Performance Summary for the Period Ended December 31, 2017

	6-Month	Average Annual Total Returns
	Total Returns (b)	1 Year (b)	Since Inception (b)(c)
Class I(a)	10.91%	21.87%	6.27%
Class III(a)	10.80	21.56	6.01
MSCI All Country World Index	11.21	23.97	8.15

(a)	Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
(b)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(c)	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,109.10	$2.39	$1,000.00	$1,022.90	$2.29	0.45%
Class III	1,000.00	1,108.00	3.72	1,000.00	1,021.70	3.57	0.70

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses	BlackRock iShares® Equity Appreciation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock iShares® Equity Appreciation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Affiliated Investment Companies — 109.7%(d)

Equity Funds — 100.1%
iShares Core MSCI Emerging Markets ETF	56,058	$3,189,700
iShares Core S&P 500 ETF	17,905	4,813,759
iShares Core S&P Mid-Cap ETF	14,217	2,698,102
iShares Core S&P Small-Cap ETF	22,507	1,728,763
iShares Edge MSCI Min Vol USA ETF(a)	21,034	1,110,175
iShares MSCI Canada ETF(a)	23,957	710,085
iShares MSCI EAFE ETF	62,697	4,408,226
iShares MSCI EAFE Small-Cap ETF	15,600	1,006,200

		19,665,010

Security	Shares	Value

Short-Term Securities — 9.6%(b)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%	64,669	$64,669
SL Liquidity Series, LLC, Money Market Series, 1.48%(c)	1,823,613	1,823,430

		1,888,099

Total Affiliated Investment Companies — 109.7% (Cost: $18,451,329)		21,553,109
Liabilities in Excess of Other Assets — (9.7)%		(1,911,120)

Net Assets — 100.0%		$19,641,989

(a)	Security, or a portion of the security, is on loan.
(b)	Annualized 7-day yield as of period end.
(c)	Security was purchased with the cash collateral from loaned securities.

(d)	During the year ended December 31, 2017, investments in issuers considered to be affiliate of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliates	Shares Held at 12/31/16	Shares Purchased	Shares Sold		Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	167,372	—	(102,703	)(b)	64,669	$64,669	$560		$—	$—
SL Liquidity Series, LLC, Money Market Series	4,742,241	—	(2,918,628	)(b)	1,823,613	1,823,430	9,990	(c)	938	31
iShares Core MSCI Emerging Markets ETF	13,608	48,250	(5,800)		56,058	3,189,700	70,599		57,411	462,697
iShares Core S&P 500 ETF	12,333	7,652	(2,080)		17,905	4,813,759	76,999		58,584	635,744
iShares Core S&P Mid-Cap ETF	8,825	10,852	(5,460)		14,217	2,698,102	29,658		32,484	270,775
iShares Core S&P Small-Cap ETF	8,312	15,725	(1,530)		22,507	1,728,763	19,707		12,307	165,855
iShares Core S&P U.S. Value ETF	—	34,518	(34,518)		—	—	7,178		10,326	—
iShares Edge MSCI Min Vol Emerging Markets ETF	5,315	—	(5,315)		—	—	—		(11,204)	20,361
iShares Edge MSCI Min Vol USA ETF	—	22,134	(1,100)		21,034	1,110,175	16,888		4,441	117,628
iShares Edge MSCI USA Momentum Factor ETF	4,774	—	(4,774)		—	—	—		6,422	1,226
iShares MSCI Canada ETF	11,257	15,600	(2,900)		23,957	710,085	13,987		11,023	68,419
iShares MSCI EAFE ETF	51,124	39,423	(27,850)		62,697	4,408,226	130,425		112,152	699,381
iShares MSCI EAFE Small-Cap ETF	—	16,300	(700)		15,600	1,006,200	23,187		5,591	152,129
iShares Russell 1000 ETF	24,511	1,386	(25,897)		—	—	5,884		343,149	(271,256)

						$21,553,109	$405,062		$643,624	$2,322,990

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviation

ETF	Exchange-Traded Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$19,729,679	$—	$—	$19,729,679

Investments valued at NAV(a)				$1,823,430

Total Investments				$21,553,109

(a)	As of December 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	5

Statement of Assets and Liabilities

December 31, 2017

BlackRock iShares® Equity Appreciation V.I. Fund

ASSETS
Investments at value — affiliated (including securities loaned at value of $1,784,408) (cost — $18,451,329)	$21,553,109
Cash	49
Receivables:
Securities lending income — affiliated	262
Capital shares sold	4,377
Dividends — affiliated	47
From the Manager	18,775
Prepaid expenses	96

Total assets	21,576,715

LIABILITIES
Cash collateral on securities loaned at value	1,823,575
Payables:
Accounting Fees	13,150
Capital shares redeemed	19,209
Investments purchased	26,015
Officer’s and Directors’ fees	1,478
Other accrued expenses	1,585
Printing fees	9,545
Professional fees	29,137
Distribution fees	463
Transfer agent fees	10,569

Total liabilities	1,934,726

NET ASSETS	$19,641,989

NET ASSETS CONSIST OF
Paid-in capital	$16,762,936
Undistributed net investment income	11,260
Accumulated net realized loss	(233,987)
Net unrealized appreciation (depreciation)	3,101,780

NET ASSETS	$19,641,989

NET ASSET VALUE
Class I — Based on net assets of $17,352,607 and 1,476,470 shares outstanding, 100 million shares authorized, $0.10 par value.	$11.75

Class III — Based on net assets of $2,289,382 and 195,535 shares outstanding, 100 million shares authorized, $0.10 par value.	$11.71

See notes to financial statements.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2017

BlackRock iShares® Equity Appreciation V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$395,072
Securities lending income — affiliated — net	9,990

Total investment income	405,062

EXPENSES
Professional	54,050
Transfer agent — class specific	37,510
Investment advisory	25,320
Accounting services	21,157
Printing	12,295
Directors and Officer	8,542
Transfer agent	5,001
Distribution — class specific	4,731
Custodian	4,431
Miscellaneous	4,866

Total expenses	177,903
Less:
Fees waived and/or reimbursed by the Manager	(82,207)
Transfer agent fees reimbursed — class specific	(20,036)

Total expenses after fees waived and/or reimbursed	75,660

Net investment income	329,402

REALIZED AND UNREALIZED GAIN
Net realized gain from investments — affiliated	643,624
Net change in unrealized appreciation on investments — affiliated	2,322,990

Net realized and unrealized gain	2,966,614

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,296,016

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statements of Changes in Net Assets

	BlackRock iShares® Equity Appreciation V.I. Fund
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$329,402	$202,833
Net realized gain (loss)	643,624	(209,490)
Net change in unrealized appreciation (depreciation)	2,322,990	979,801

Net increase in net assets resulting from operations	3,296,016	973,144

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(289,582)	(176,891)
Class III	(33,311)	(21,981)
From return of capital:
Class I	(8,974)	(3,409)
Class III	(1,133)	(470)

Decrease in net assets resulting from distributions to shareholders	(333,000)	(202,751)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,825,864	4,632,288

NET ASSETS
Total increase in net assets	6,788,880	5,402,681
Beginning of year	12,853,109	7,450,428

End of year	$19,641,989	$12,853,109

Undistributed net investment income, end of year	$11,260	$4,751

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock iShares® Equity Appreciation V.I. Fund
	Class I
	Year Ended December 31,					Period 04/30/2014 (a) to 12/31/2014
	2017		2016		2015
Net asset value, beginning of period	$9.81		$9.12		$9.93	$10.00

Net investment income(b)	0.22		0.19		0.20	0.21
Net realized and unrealized gain (loss)	1.93		0.66		(0.84)	(0.17)

Net increase (decrease) from investment operations	2.15		0.85		(0.64)	0.04

Distributions:(c)
From net investment income	(0.21)		(0.16)		(0.16)	(0.11)
From return of capital	(0.00	)(d)	(0.00	)(d)	(0.01)	—

Total distributions	(0.21)		(0.16)		(0.17)	(0.11)

Net asset value, end of period	$11.75		$9.81		$9.12	$9.93

Total Return:(e)
Based on net asset value	21.87%		9.31%		(6.50)%	0.37	%(f)

Ratios to Average Net Assets:(g)
Total expenses	1.02%		1.29%		2.08%	7.84	%(h),(i)

Total expenses after fees waived and/or reimbursed	0.45%		0.45%		0.62%	0.75	%(h)

Net investment income	1.99%		2.06%		1.98%	3.04	%(h)

Supplemental Data:
Net assets, end of period (000)	$17,353		$11,305		$6,948	$3,749

Portfolio turnover rate	57%		59%		76%	16%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,			Period 04/30/2014 (a) to 12/31/2014
	2017	2016	2015
Investments in underlying funds	0.18%	0.20%	0.30%	0.27%

(h)	Annualized.
(i)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I would have been 8.47%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	9

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock iShares® Equity Appreciation V.I. Fund
	Class III
	Year Ended December 31,					Period 04/30/2014 (a) to 12/31/2014
	2017		2016		2015
Net asset value, beginning of period	$9.78		$9.10		$9.92	$10.00

Net investment income(b)	0.18		0.19		0.25	0.21
Net realized and unrealized gain (loss)	1.93		0.63		(0.91)	(0.19)

Net increase (decrease) from investment operations	2.11		0.82		(0.66)	0.02

Distributions:(c)
From net investment income	(0.18)		(0.14)		(0.15)	(0.10)
From return of capital	(0.00	)(d)	(0.00	)(d)	(0.01)	—

Total distributions	(0.18)		(0.14)		(0.16)	(0.10)

Net asset value, end of period	$11.71		$9.78		$9.10	$9.92

Total Return:(e)
Based on net asset value	21.56%		9.05%		(6.70)%	0.16	%(f)

Ratios to Average Net Assets:(g)
Total expenses	1.32%		1.44%		2.18%	10.67	%(h),(i)

Total expenses after fees waived and/or reimbursed	0.70%		0.70%		0.81%	1.00	%(h)

Net investment income	1.67%		2.06%		2.58%	3.01	%(h)

Supplemental Data:
Net assets, end of period (000)	$2,289		$1,548		$502	$22

Portfolio turnover rate	57%		59%		76%	16%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,			Period 04/30/2014 (a) to 12/31/2014
	2017	2016	2015
Investments in underlying funds	0.18%	0.20%	0.30%	0.27%

(h)	Annualized.
(i)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class III would have been 11.83%.

See notes to financial statements.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Equity Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

On November 15, 2017, the Board of Directors the Company approved a proposal to close the Fund to new investors and thereafter to liquidate the Fund. Effective December 19, 2017, the Fund is no longer accepting purchase orders from new investors. The liquidation is expected to occur on or about March 29, 2018.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair

NOTES TO FINANCIAL STATEMENTS	11

Notes to Financial Statements  (continued)

value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of December 31, 2017, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
JP Morgan Securities LLC	$1,784,408	$(1,784,408)	$—

(a)	Cash collateral with a value of $1,823,575 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion — $3 Billion	0.140
$3 Billion — $5 Billion	0.135
Greater than $5 Billion	0.130

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2017, the class specific distribution fees borne directly by Class III were $4,731.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$32,524	$4,986	$37,510

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps will be reduced by the amount of the affiliated money market fund waiver. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is shown as fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $55.

For the year ended December 31, 2017, the Fund reimbursed the Manager $122 for certain accounting services, which is included in accounting services in the Statement of Operations.

With respect to the Fund, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
0.45%	0.70%

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (continued)

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, the Manager waived and/or reimbursed $82,152, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$17,509	$2,527	$20,036

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to any voluntary waivers that may be in effect from time to time.

On December 31, 2017, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:

	Expiring December 31,
	2018	2019
Fund Level	$65,572	$82,152
Class I	$15,434	$17,509
Class III	$759	$2,527

The following fund level and class specific waivers and/or reimbursements previously recorded by the fund, which were subject to recoupment by the Manager, expired on December 31, 2017:

Fund Level	$79,049
Class I	$12,427
Class III	$168

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2017, the Fund paid BIM $2,172 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were $13,367,436 and $9,541,236, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2014 and for each of the three years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/17	12/31/16
Ordinary income	$322,893	$198,872
Tax return of capital	10,107	3,879

	$333,000	$202,751

As of December 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Capital loss carryforward	$(115,656)
Net unrealized gains[1]	2,994,709

$2,879,053

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of December 31, 2017, the Fund had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains $115,656.

During the year ended December 31, 2017, the Fund utilized $558,008 of its capital loss carryforward.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$18,558,400

Gross unrealized appreciation	$2,994,709
Gross unrealized depreciation	—

Net unrealized appreciation	$2,994,709

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
Class I	Shares	Amount	Shares	Amount
Shares sold	522,549	$5,562,805	491,275	$4,630,793
Shares issued in reinvestment of distributions	25,409	298,556	18,379	180,300
Shares redeemed	(223,469)	(2,447,280)	(119,440)	(1,139,978)

Net increase	324,489	$3,414,081	390,214	$3,671,115

Class III
Shares sold	64,223	$689,644	119,182	$1,115,318
Shares issued in reinvestment of distributions	2,941	34,444	2,295	22,451
Shares redeemed	(29,859)	(312,305)	(18,438)	(176,596)

Net increase	37,305	$411,783	103,039	$961,173

Total Net Increase	361,794	$3,825,864	493,253	$4,632,288

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock iShares Equity Appreciation V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock iShares Equity Appreciation V.I. Fund, of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the financial statements, on November 15, 2017, the Board of Directors approved a proposal to close the Fund to new investors and thereafter liquidate the Fund on or about March 29, 2018.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Large Cap Focus Growth V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2017	BlackRock Large Cap Focus Growth V.I. Fund

Investment Objective

BlackRock Large Cap Focus Growth V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

On March 27, 2017, the Fund’s Board approved a proposal to change the name of BlackRock Large Cap Growth V.I. Fund to BlackRock Large Cap Focus Growth V.I. Fund. The Board also approved certain changes to the Fund’s investment strategies. These changes were effective on June 12, 2017.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

In sector terms, industrials and financials detracted from relative performance during the annual period. Weakness among professional services and electrical equipment holdings, coupled with an underweight to aerospace & defense, hindered returns in industrials. Within financials, banks were the main drag. Conversely, information technology (IT) was the prime contributor to performance due to strength among internet software & services and semiconductor holdings. Stock selection and an underweight to the consumer staples sector also proved advantageous.

On a stock-specific basis, Equifax Inc. and First Republic Bank were top detractors. Equifax shares declined after the company disclosed that data (social security numbers and birthdays) of 145 million Americans had been stolen by criminals due to failure by Equifax to properly maintain its software. In the investment adviser’s view, it is likely that the long-term ongoing impact of this breach on the majority of Equifax’s B2B businesses will be minimal; however, it is unclear what the more near-term costs will be (e.g. litigation and remediation). First Republic Bank had a strong 2017 third quarter, but the stock underperformed as cost growth was higher than expectations due to investments the company is making in its franchise (better technology), and net interest income margin was modestly lower than expected. Concerns that President Trump’s tax policy on the deductibility of mortgage interest would dampen demand for loans also weighed on sentiment. None of these factors alter the investment adviser’s long-term expectations that First Republic Bank will continue to take share in the high net worth retail banking segment with its unique model and very low market share.

Positions in Domino’s Pizza Inc. and Boston Scientific Corp. also weighed on returns, as did an underweight to Boeing Co.

The top individual contributors in the reporting period were IT holdings Tencent Holdings Ltd. and Activision Blizzard Inc. Tencent outperformed after several quarters of accelerating revenue growth. The company exceeded expectations in almost every segment (payments, mobile games, advertising and cloud). The investment adviser maintains a material overweight in the shares. Activision shares gained, most notably during the first half of the year, following strong earnings performance and increased investor confidence in video game secular growth.

Additional contributions came from positions in Lam Research Corp. and Centene Corp., as well as an underweight to Celgene Corp.

Describe recent portfolio activity.

During the 12-month period, the Fund’s exposure to the IT sector substantially increased, particularly within internet software & services, software and IT services. Exposure to financials increased as well, notably banks and diversified financial services. The largest reduction was in the health care sector, where biotechnology and health care providers & services exposure declined. The weighting in consumer staples also decreased, largely with respect to tobacco and food & staples retailing.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Growth Index, the Fund ended the period with its largest sector overweight in financials, followed by consumer discretionary and IT. The most notable underweights were in industrials and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Large Cap Focus Growth V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses.
(b)	Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Growth V.I. Fund.
(c)	An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended December 31, 2017

	6-Month	Average Annual Total Returns
	Total Returns (b)	1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	12.97%	29.56%	17.03%	8.45%
Class III(a)	12.86	29.23	16.75	8.18
Russell 1000® Growth Index	14.23	30.21	17.33	10.00

(a)	Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Growth V.I. Fund.
(b)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,129.70	$4.99	$1,000.00	$1,020.52	$4.74	0.93%
Class III	1,000.00	1,128.60	6.38	1,000.00	1,019.21	6.06	1.19

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of December 31, 2017 (continued)	BlackRock Large Cap Focus Growth V.I. Fund

Portfolio Information as of December 31, 2017

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	40%
Consumer Discretionary	22
Health Care	13
Financials	7
Industrials	7
Consumer Staples	4
Materials	3
Energy	2
Real Estate	1
Short-Term Securities	2
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments December 31, 2017	BlackRock Large Cap Focus Growth V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.8%

Airlines — 1.1%
Southwest Airlines Co.	25,561	$1,672,968

Banks — 5.4%
Bank of America Corp.	104,027	3,070,877
First Republic Bank	24,773	2,146,333
US Bancorp	22,888	1,226,339
Wells Fargo & Co.	31,617	1,918,203

		8,361,752
Beverages — 4.3%
Constellation Brands, Inc., Class A	19,744	4,512,886
Dr Pepper Snapple Group, Inc.	21,851	2,120,858

		6,633,744
Biotechnology — 3.1%(a)
Alexion Pharmaceuticals, Inc.	22,990	2,749,374
Vertex Pharmaceuticals, Inc.	14,082	2,110,329

		4,859,703
Chemicals — 1.4%
DowDuPont, Inc.	30,714	2,187,451

Construction Materials — 1.9%
Vulcan Materials Co.	23,387	3,002,189

Diversified Financial Services — 2.0%
Berkshire Hathaway, Inc., Class B(a)	15,956	3,162,798

Energy Equipment & Services — 2.1%
Halliburton Co.	66,514	3,250,539

Equity Real Estate Investment Trusts (REITs) — 0.8%
Equinix, Inc.	2,750	1,246,355

Health Care Equipment & Supplies — 1.4%
Boston Scientific Corp.(a)	90,513	2,243,817

Health Care Providers & Services — 5.3%
Centene Corp.(a)	6,825	688,506
UnitedHealth Group, Inc.	34,079	7,513,056

		8,201,562
Hotels, Restaurants & Leisure — 1.8%
Domino’s Pizza, Inc.	14,443	2,729,149

Industrial Conglomerates — 1.3%
Honeywell International, Inc.	13,078	2,005,642

Internet & Direct Marketing Retail — 13.7%(a)
Amazon.com, Inc.	10,642	12,445,500
Netflix, Inc.	20,084	3,855,325
Priceline Group, Inc. (The)	2,841	4,936,919

		21,237,744
Internet Software & Services — 13.8%
Alibaba Group Holding Ltd., ADR(a)(b)	6,663	1,148,901
Alphabet, Inc., Class A(a)	5,367	5,653,598
Alphabet, Inc., Class C(a)	2,078	2,174,419
Facebook, Inc., Class A(a)	31,746	5,601,899
MercadoLibre, Inc.(b)	3,774	1,187,527
Tencent Holdings Ltd.	109,046	5,643,998

		21,410,342
IT Services — 6.7%
PayPal Holdings, Inc.(a)	35,469	2,611,228
Visa, Inc., Class A	67,957	7,748,457

		10,359,685
Life Sciences Tools & Services — 1.3%
Illumina, Inc.(a)	9,393	2,052,277

Security	Shares	Value
Machinery — 1.0%
Caterpillar, Inc.	10,006	$1,576,746

Media — 1.4%
Comcast Corp., Class A	53,480	2,141,874

Pharmaceuticals — 1.3%
Zoetis, Inc.	28,528	2,055,157

Professional Services — 1.7%
Equifax, Inc.	22,404	2,641,880

Road & Rail — 2.1%
Union Pacific Corp.	24,254	3,252,461

Semiconductors & Semiconductor Equipment — 5.2%
ASML Holding NV, NYRS(b)	12,399	2,155,194
Broadcom Ltd.	6,039	1,551,419
NVIDIA Corp.(b)	13,885	2,686,748
Teradyne, Inc.	38,064	1,593,740

		7,987,101
Software — 12.4%
Activision Blizzard, Inc.	22,640	1,433,565
Adobe Systems, Inc.(a)	17,040	2,986,090
Autodesk, Inc.(a)	28,445	2,981,889
Electronic Arts, Inc.(a)	17,987	1,889,714
Microsoft Corp.	115,904	9,914,428

		19,205,686
Specialty Retail — 4.9%
Home Depot, Inc. (The)	20,058	3,801,593
Ulta Beauty, Inc.(a)	17,296	3,868,423

		7,670,016
Technology Hardware, Storage & Peripherals — 2.4%
Apple, Inc.	21,726	3,676,691

Total Common Stocks — 99.8% (Cost: $120,545,766)		154,825,329

Total Long-Term Investments — 99.8% (Cost: $120,545,766)		154,825,329

Short-Term Securities — 1.5%(c)(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%	82,464	82,464
SL Liquidity Series, LLC, Money Market Series, 1.48%(d)	2,198,635	2,198,415

Total Short-Term Securities — 1.5% (Cost: $2,280,879)		2,280,879

Total Investments — 101.3% (Cost: $122,826,645)		157,106,208
Liabilities in Excess of Other Assets — (1.3)%		(1,978,331)

Net Assets — 100.0%		$155,127,877

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Large Cap Focus Growth V.I. Fund

(e)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,472,371	(4,389,907)	82,464	$82,464	$19,776		$9	$—
SL Liquidity Series, LLC, Money Market Series	1,044,082	1,154,553	2,198,635	2,198,415	32,745	(b)	(1,070)	16

				$2,280,879	$52,521		$(1,061)	$16

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviations

ADR — American Depositary Receipts

NYRS — New York Registered Shares

REIT — Real Estate Investment Trust

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	$—	$—	$117,316	$—	$—	$—	$117,316

Total	$—	$—	$117,316	$—	$—	$—	$117,316

Net Change in Unrealized Appreciation (Depreciation) on:
Future Contracts	$—	$—	$19,346	$—	$—	$—	$19,346

	$—	$—	$19,346	$—	$—	$—	$19,346

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$530,820

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Airlines	$1,672,968	$—	$—	$1,672,968
Banks	8,361,752	—	—	8,361,752
Beverages	6,633,744	—	—	6,633,744
Biotechnology	4,859,703	—	—	4,859,703
Chemicals	2,187,451	—	—	2,187,451
Construction Materials	3,002,189	—	—	3,002,189
Diversified Financial Services	3,162,798	—	—	3,162,798
Energy Equipment & Services	3,250,539	—	—	3,250,539
Equity Real Estate Investment Trusts (REITs)	1,246,355	—	—	1,246,355

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2017	BlackRock Large Cap Focus Growth V.I. Fund

	Level 1	Level 2	Level 3	Total
Health Care Equipment & Supplies	$2,243,817	$—	$—	$2,243,817
Health Care Providers & Services	8,201,562	—	—	8,201,562
Hotels, Restaurants & Leisure	2,729,149	—	—	2,729,149
Industrial Conglomerates	2,005,642	—	—	2,005,642
Internet & Direct Marketing Retail	21,237,744	—	—	21,237,744
Internet Software & Services	15,766,344	5,643,998	—	21,410,342
IT Services	10,359,685	—	—	10,359,685
Life Sciences Tools & Services	2,052,277	—	—	2,052,277
Machinery	1,576,746	—	—	1,576,746
Media	2,141,874	—	—	2,141,874
Pharmaceuticals	2,055,157	—	—	2,055,157
Professional Services	2,641,880	—	—	2,641,880
Road & Rail	3,252,461	—	—	3,252,461
Semiconductors & Semiconductor Equipment	7,987,101	—	—	7,987,101
Software	19,205,686	—	—	19,205,686
Specialty Retail	7,670,016	—	—	7,670,016
Technology Hardware, Storage & Peripherals	3,676,691	—	—	3,676,691
Short-Term Securities	82,464	—	—	82,464

Subtotal	$149,263,795	$5,643,998	$—	$154,907,793

Investments valued at NAV(a)				$2,198,415

Total Investments				$157,106,208

(a)	As of December 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2017

BlackRock Large Cap Focus Growth V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $2,152,824) (cost — $120,545,766)	$154,825,329
Investments at value — affiliated (cost — $2,280,879)	2,280,879
Foreign currency at value (cost — $344)	350
Receivables:
Securities lending income — affiliated	475
Capital shares sold	435,546
Dividends — affiliated	970
Dividends — unaffiliated	25,903
Prepaid expenses	732

Total assets	157,570,184

LIABILITIES
Bank overdraft	1,383
Cash collateral on securities loaned at value	2,197,034
Payables:
Capital shares redeemed	3,815
Custodian fees	23,279
Investment advisory fees	85,068
Officer’s and Directors’ fees	4,144
Other accrued expenses	69,072
Other affiliates	602
Professional fees	13,683
Distribution fees	11,268
Transfer agent fees	32,959

Total liabilities	2,442,307

NET ASSETS	$155,127,877

NET ASSETS CONSIST OF
Paid-in capital	$117,437,051
Undistributed net investment income	17,082
Accumulated net realized gain	3,394,175
Net unrealized appreciation (depreciation)	34,279,569

NET ASSETS	$155,127,877

NET ASSET VALUE
Class I — Based on net assets of $100,307,973 and 6,912,462 shares outstanding, 100 million shares authorized, $0.10 par value	$14.51

Class III — Based on net assets of $54,819,904 and 3,816,732 shares outstanding, 100 million shares authorized, $0.10 par value	$14.36

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations

Year Ended December 31, 2017

BlackRock Large Cap Focus Growth V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$19,776
Dividends — unaffiliated	1,365,676
Securities lending income — affiliated — net	32,745
Foreign taxes withheld	(3,105)

Total investment income	1,415,092

EXPENSES
Investment advisory	929,466
Transfer agent — class specific	283,717
Distribution — class specific	118,762
Professional	57,191
Printing	43,203
Accounting services	40,675
Custodian	30,252
Directors and Officer	22,336
Transfer agent	5,000
Miscellaneous	44,929

Total expenses	1,575,531
Less:
Transfer agent fees reimbursed — class specific	(182,871)
Fees waived and/or reimbursed by the Manager	(1,935)

Total expenses after fees waived and/or reimbursed	1,390,725

Net investment income	24,367

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(1,070)
Investments — unaffiliated	27,091,042
Capital gain distributions from investment companies — affiliated	9
Foreign currency transactions	1,255
Futures contracts	117,316

27,208,552

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	16
Investments — unaffiliated	9,213,751
Foreign currency translations	6
Futures contracts	19,346

9,233,119

Net realized and unrealized gain	36,441,671

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,466,038

See notes to financial statements.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Large Cap Focus Growth V.I. Fund
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$24,367	$764,185
Net realized gain	27,208,552	12,038,187
Net change in unrealized appreciation (depreciation)	9,233,119	(3,672,031)

Net increase in net assets resulting from operations	36,466,038	9,130,341

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(39,574)	(578,884)
Class III	(2,263)	(173,673)
From net realized gain:
Class I	(16,352,959)	(7,321,271)
Class III	(8,778,098)	(3,320,713)

Decrease in net assets resulting from distributions to shareholders	(25,172,894)	(11,394,541)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	17,142,344	(7,345,802)

NET ASSETS
Total increase (decrease) in net assets	28,435,488	(9,610,002)
Beginning of year	126,692,389	136,302,391

End of year	$155,127,877	$126,692,389

Undistributed net investment income, end of year	$17,082	$16,427

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth V.I. Fund
	Class I
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value, beginning of year	$13.35		$13.59		$14.08	$14.22	$11.54

Net investment income(a)	0.02		0.09		0.08	0.09	0.09
Net realized and unrealized gain	3.92		0.99		0.31	1.92	3.82

Net increase from investment operations	3.94		1.08		0.39	2.01	3.91

Distributions:(b)
From net investment income	(0.01)		(0.10)		(0.09)	(0.08)	(0.10)
From net realized gain	(2.77)		(1.22)		(0.79)	(2.07)	(1.13)

Total distributions	(2.78)		(1.32)		(0.88)	(2.15)	(1.23)

Net asset value, end of year	$14.51		$13.35		$13.59	$14.08	$14.22

Total Return:(c)
Based on net asset value	29.56%		7.89%		2.73%	14.16%	33.92%

Ratios to Average Net Assets:
Total expenses	1.01	%(d)	0.96	%(d)	0.95%	0.96%	0.97%

Total expenses after fees waived and/or reimbursed	0.89	%(d)	0.84	%(d)	0.82%	0.83%	0.84%

Net investment income	0.10	%(d)	0.68	%(d)	0.59%	0.57%	0.70%

Supplemental Data:
Net assets, end of year (000)	$100,308		$87,346		$98,485	$108,329	$107,378

Portfolio turnover rate	95%		37%		35%	51%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth V.I. Fund
	Class III
	Year Ended December 31,
	2017		2016		2015	2014	2013
Net asset value, beginning of year	$13.24		$13.50		$13.99	$14.14	$11.49

Net investment income (loss)(a)	(0.02)		0.06		0.05	0.05	0.06
Net realized and unrealized gain	3.88		0.96		0.30	1.92	3.79

Net increase from investment operations	3.86		1.02		0.35	1.97	3.85

Distributions:(b)
From net investment income	(0.00	)(c)	(0.06)		(0.05)	(0.05)	(0.07)
From net realized gain	(2.74)		(1.22)		(0.79)	(2.07)	(1.13)

Total distributions	(2.74)		(1.28)		(0.84)	(2.12)	(1.20)

Net asset value, end of year	$14.36		$13.24		$13.50	$13.99	$14.14

Total Return:(d)
Based on net asset value	29.23%		7.54%		2.51%	13.96%	33.58%

Ratios to Average Net Assets:
Total expenses	1.28	%(e)	1.22	%(e)	1.21%	1.22%	1.22%

Total expenses after fees waived and/or reimbursed	1.14	%(e)	1.09	%(e)	1.07%	1.09%	1.09%

Net investment income (loss)	(0.16	)%(e)	0.42	%(e)	0.35%	0.32%	0.45%

Supplemental Data:
Net assets, end of year (000)	$54,820		$39,346		$37,818	$32,090	$20,864

Portfolio turnover rate	95%		37%		35%	51%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Focus Growth V.I. Fund (the “Fund”) (formerly known as BlackRock Large Cap Growth V.I. Fund). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2017, certain investments of the Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Deutsche Bank Securities Inc.	$19,350	$(19,350)	$—
JP Morgan Securities LLC	943,980	(943,980)	—
Merrill Lynch, Pierce, Fenner & Smith	1,137,348	(1,137,348)	—
Morgan Stanley	52,146	(52,146)	—

	$2,152,824	$(2,152,824)	$—

(a)	Collateral with a value of $2,197,034 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.65%
$1 Billion — $3 Billion	0.61
$3 Billion — $5 Billion	0.59
$5 Billion — $10 Billion	0.57
Greater than $10 Billion	0.55

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2017, the class specific distribution fees borne directly by Class III were $118,762.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$188,299	$95,418	$283,717

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps will be reduced by the amount of the affiliated money market fund waiver. This amount is shown as fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $1,935.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived by the Manager.

For the year ended December 31, 2017, the Fund reimbursed the Manager $1,398 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.07

The Manager has agreed not to reduce or discontinue this contractual reimbursement through April 30, 2019 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements are as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$120,899	$61,972	$182,871

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
1.25%	1.50%

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2017, the Fund paid BIM $11,992 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$12,147,796
Sales	12,312,319
Net realized gain	3,017,278

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were $133,607,135 and $137,247,500, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions and the reclassification of distributions were reclassified to the following accounts:

Undistributed net investment income	$18,125
Accumulated net realized gain	$(18,125)

The tax character of distributions paid was as follows:

	12/31/17	12/31/16
Ordinary income	$2,327,022	$752,557
Long-term capital gains	22,845,872	10,641,984

	$25,172,894	$11,394,541

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$513,489
Undistributed long-term capital gains	2,891,852
Net unrealized gains(a)	34,285,485

$37,690,826

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and timing and recognition of partnership income.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$122,820,729

Gross unrealized appreciation	$36,437,545
Gross unrealized depreciation	(2,152,066)

Net unrealized appreciation (depreciation)	$34,285,479

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	299,156	$4,606,186	218,881	$2,963,754
Shares issued in reinvestment of distributions	1,121,874	16,392,533	586,592	7,900,155
Shares redeemed	(1,052,862)	(16,192,812)	(1,505,534)	(20,544,211)

Net increase (decrease)	368,168	$4,805,907	(700,061)	$(9,680,302)

Class III
Shares sold	722,465	$10,907,398	529,948	$6,982,045
Shares issued in reinvestment of distributions	607,374	8,780,361	261,607	3,494,386
Shares redeemed	(485,328)	(7,351,322)	(621,016)	(8,141,931)

Net increase	844,511	$12,336,437	170,539	$2,334,500

Total Net Increase (Decrease)	1,212,679	$17,142,344	(529,522)	$(7,345,802)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of the Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Focus Growth V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Focus Growth V.I. Fund (formerly, BlackRock Large Cap Growth V.I. Fund) of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Managed Volatility V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2017	BlackRock Managed Volatility V.I. Fund

Investment Objective

BlackRock Managed Volatility V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

At a meeting held on November 15, 2017, the Board of Directors of BlackRock Variable Series Funds, Inc. (the “Company”) and, at a meeting held on December 1, 2017, the Board of Trustees of HIMCO VIT Portfolio Diversifier Fund (the “Target Fund”) approved a reorganization of the Target Fund with and into the Fund. The reorganization is subject to shareholder approval by the Target Fund’s shareholders and certain other conditions.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund underperformed its blended benchmark (50% MSCI All Country World Index/50% Citi World Government Bond Index (hedged into USD) and outperformed its performance benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index.

The Fund held less overall exposure to broad stocks and bonds than the blended benchmark over the period. While this helped the Fund retain a lower correlation to broad markets (and enabled the Fund to maintain relatively low levels of risk), it also meant that the Fund’s return underperformed that of the blended benchmark over the period.

What factors influenced performance?

A cautious view on the Canadian dollar detracted from returns as the Bank of Canada looked past weakness in inflation and moved toward a more hawkish monetary policy stance over the 12-month period. Meanwhile, a tilt away from European fixed income acted as an additional headwind, as a persistent dovish stance by the European Central Bank and ongoing softness in inflation data supported the asset class.

The Fund’s overall exposure to equities supported returns as global stocks advanced against a backdrop of strong global growth, benign inflationary trends and supportive financial conditions. Within equities, a tilt to Japanese stocks boosted returns, particularly during the second half of the period, as market participants were encouraged by persistent strength in Japanese economic data and a convincing election victory for incumbent Prime Minister Shinzo Abe. Currency positioning was also a key contributor to returns during the 12 months. Specifically, a cautious view on the U.S. dollar boosted performance as core inflation softened during the first half of the year and optimistic expectations around fiscal stimulus failed to materialize. In addition, a constructive view on the euro boosted returns early in the period as European growth accelerated strongly. Within fixed income, an allocation to Australian bonds added to performance as inflation data disappointed and the Reserve Bank of Australia lagged the shift toward monetary tightening across other developed economies.

Describe recent portfolio activity.

The Fund adopted a more cautious stance on broad fixed income as the 12-month period progressed. The combination of disappointing inflation data and a moderation in global growth momentum supported a move lower in bond yields during the first half of the year. Entering the third quarter of 2017, signs of a recovery in economic activity and inflation globally led the Fund to adopt a more conservative view on government bonds, particularly given the outperformance of the asset class early in the year. Within equities, the Fund steadily increased its allocation to Japanese equities throughout the first half of the year on the view that investors were underestimating the strength of Japanese economic data. Japanese stocks performed very strongly during the early part of the fourth quarter of 2017 and the Fund reduced its allocation toward the end of the year. In terms of currencies, the Fund held sizable exposure to the euro against the U.S. dollar during the first half of the year as the European economy was strongly accelerating. This exposure supported returns and the Fund took profits on the position entering the second half of the year.

The Fund held a relatively high allocation to cash as a means of reducing overall portfolio volatility and in conjunction with less directional positioning with respect to both equities and fixed income. The cash position did not have a material impact on performance.

Describe portfolio positioning at period end.

The Fund held a preference for stocks relative to bonds at the end of the period, on the view that the expansion of the global economy has become increasingly broad-based. Within equities, the Fund favored exposure to U.S. and Japanese stocks given strength in economic activity across these two economies. Within fixed income, the Fund maintained a cautious stance on U.S. bonds given expectations for further monetary tightening.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Investment Companies	67%
Money Market Funds	37
Non-Agency Mortgage-Backed Securities	—	(a)
Asset-Backed Securities	—	(a)
Other Interests	—	(a)
Liabilities in Excess of Other Assets	(4)

(a)	Representing less than 0.5% of the Fund’s net assets.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Managed Volatility V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)	The Fund uses an asset allocation strategy, investing various percentages of its portfolio in three major categories: stocks, bonds and money market investments. The Fund’s total returns prior to January 22, 2013 are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.
(c)	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising of 23 developed and 23 emerging market country indexes.
(d)	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.
(e)	A customized weighted index comprised of the returns of 50% MSCI ACWI/50% Citigroup WGBI (hedged into USD).
(f)	An unmanaged index that tracks 3-month U.S. Treasury securities. Effective June 2, 2014, the ICE BofAML 3-Month U.S. Treasury Bill Index was added to the performance benchmarks against which the Fund measures its performance.

Performance Summary for the Period Ended December 31, 2017

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	2.42%	4.98%	4.11%	2.48%
50% MSCI ACWI/50% Citigroup WGBI (hedged into USD)	6.18	12.59	7.04	4.69
MSCI ACWI	11.21	23.97	10.80	4.65
Citigroup WGBI (hedged into USD)	1.33	2.14	3.11	3.89
ICE BofAML 3-Month U.S. Treasury Bill Index	0.55	0.86	0.27	0.39

(a)	Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to January 22, 2013 are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.
(b)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,024.20	$5.00	$1,000.00	$1,020.27	$4.99	0.98%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated

FUND SUMMARY	3

Disclosure of Expenses	BlackRock Managed Volatility V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 0.2%(a)
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-5, Class A, 2.45%, 10/25/34	USD	7	$6,861
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class A2MZ, 2.15%, 12/25/34		8	7,518
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 3.05%, 09/25/34		9	9,031
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 1.85%, 01/25/35		7	6,953

Total Asset-Backed Securities — 0.2% (Cost: $30,958)			30,363

		Shares
Investment Companies — 66.9%
iShares 1-3 Year Credit Bond ETF(j)		15,923	1,664,590
iShares 3-7 Year Treasury Bond ETF(j)		6,491	792,941
iShares Core U.S. Aggregate Bond ETF(b)(j)		17,278	1,889,004
iShares MSCI EAFE ETF(j)		21,263	1,495,002
SPDR Bloomberg Barclays International Treasury Bond ETF(b)		136,622	3,884,163

Total Investment Companies — 66.9% (Cost: $9,884,516)			9,725,700

		Par (000)
Non-Agency Mortgage-Backed Securities — 0.3%

Collateralized Mortgage Obligations — 0.3%
Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 09/25/37	USD	23	16,095
CSMC Trust, Series 2011-5R, Class 2A1, 3.40%, 08/27/46(a)(c)		15	15,263
Impac Secured Assets Corp., Series 2004-3, Class 1A4, 2.35%, 11/25/34(a)		1	1,371

			32,729

Total Non-Agency Mortgage-Backed Securities — 0.3% (Cost: $33,237)			32,729

		Beneficial Interest (000)
Other Interests — (0.0)%(d)

Capital Markets — (0.0)%
Lehman Brothers Holdings, Inc.(e)(f)(g)	USD	25	—

Total Other Interests — (0.0)%			—

Total Long-Term Investments — 67.4% (Cost: $9,948,711)			9,788,792

Security	Shares	Value
Short-Term Securities — 36.6%(h)(j)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%	3,387,049	$3,387,049
SL Liquidity Series, LLC, Money Market Series, 1.48%(i)	1,935,844	1,935,650

Total Short-Term Securities — 36.6% (Cost: $5,322,699)		5,322,699

Total Investments — 104.0% (Cost: $15,271,410)		15,111,491
Liabilities in Excess of Other Assets — (4.0)%		(575,461)

Net Assets — 100.0%		$14,536,030

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(b)	Security, or a portion of the security, is on loan.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(e)	Non-income producing security.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(h)	Annualized 7-day yield as of period end.

(i)	Security was purchased with the cash collateral from loaned securities.

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2017	BlackRock Managed Volatility V.I. Fund

(j)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 12/31/16	Shares Purchased	Shares Sold		Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,383,858	—	(1,996,809	)(b)	3,387,049	$3,387,049	$28,605		$13	$—
SL Liquidity Series, LLC, Money Market Series	3,789,314	—	(1,853,470	)(b)	1,935,844	1,935,650	4,635	(c)	(440)	379
iShares 1-3 Year Credit Bond ETF	15,923	—	—		15,923	1,664,590	27,519		—	(6,369)
iShares 3-7 Year Treasury Bond ETF	6,491	—	—		6,491	792,941	11,975		—	(2,271)
iShares Core U.S. Aggregate Bond ETF	17,278	—	—		17,278	1,889,004	43,839		—	21,943
iShares MSCI EAFE ETF	21,263	—	—		21,263	1,495,002	38,365		—	267,489

						$11,164,236	$154,938		$(427)	$281,171

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	2	03/08/18	$404	$3,274
S&P 500 E-Mini Index	7	03/16/18	937	7,751

				11,025

Short Contracts
Euro-Buxl	2	03/08/18	393	6,685
EURO STOXX 50 Index	18	03/16/18	754	15,706
U.S. Treasury 10 Year Note	11	03/20/18	1,365	4,280
U.S. Treasury Ultra Bond	11	03/20/18	1,844	(4,427)

				22,244

				$33,269

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	61,582	USD	47,240	Deutsche Bank AG	03/21/18	$802
EUR	64,295	USD	76,317	National Australia Bank Ltd.	03/21/18	1,187
USD	45,224	HKD	352,493	Bank of America NA	03/21/18	38
USD	36,580	MXN	710,000	State Street Bank and Trust Co.	03/21/18	969
USD	2,261,533	JPY	253,148,000	Morgan Stanley & Co., Inc.	03/22/18	5,781

						8,777

USD	230,132	AUD	300,000	Deutsche Bank AG	03/21/18	(3,908)
USD	360,540	CAD	458,000	Deutsche Bank AG	03/21/18	(4,189)
USD	128,659	CHF	126,000	Morgan Stanley & Co., Inc.	03/21/18	(1,369)
USD	49,134	DKK	307,846	Deutsche Bank AG	03/21/18	(726)
USD	2,602,681	EUR	2,192,000	Morgan Stanley & Co., Inc.	03/21/18	(39,666)
USD	674,158	GBP	500,000	Deutsche Bank AG	03/21/18	(2,653)
USD	55,762	SEK	467,000	Credit Suisse International	03/21/18	(1,437)

						(53,948)

	Net Unrealized Depreciation					$(45,171)

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Managed Volatility V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$26,731	$—	$10,965	$—	$37,696
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	8,777	—	—	8,777

Total	$—	$—	$26,731	$8,777	$10,965	$—	$46,473

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$4,427	$—	$4,427
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	53,948	—	—	53,948

	$—	$—	$—	$53,948	$4,427	$—	$58,375

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts		Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$232,878	$(138,417)	$(28,559)	$		$65,902
Forward foreign currency exchange contracts	—	—	—	(36,230)	—		—	(36,230)
Swaps	—	—	(20,358)	—	—		—	(20,358)

Total	$—	$—	$212,520	$(174,647)	$(28,559)	$		$9,314

Net Change in Unrealized Appreciation (Depreciation) On:
Futures contracts	$—	$—	$49,650	$(87,072)	$24,117	$		$(13,305)
Forward foreign currency exchange contracts	—	—	—	(45,969)	—			(45,969)

	$—	$—	$49,650	$(133,041)	$24,117	$		$(59,274)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,827,617
Average notional value of contracts — short	$8,437,541
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$4,992,639
Average amounts sold — in USD	$169,573	(a)
Total Return Swaps
Average notional value	$60,061,079

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2017	BlackRock Managed Volatility V.I. Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Future contracts	$—	$8,299
Forward foreign currency exchange contracts	8,777	53,948

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$8,777	$62,247
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(8,299)

Total derivative assets and liabilities subject to an MNA	$8,777	$53,948

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (b)
Bank of America NA	$38	$—	$—	$—	$38
Deutsche Bank AG	802	(802)	—	—	—
Morgan Stanley & Co., Inc.	5,781	(5,781)	—	—	—
National Australia Bank Ltd.	1,187	—	—	—	1,187
State Street Bank and Trust Co.	969	—	—	—	969

	$8,777	$(6,583)	$—	$—	$2,194

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Credit Suisse International	$1,437	$—	$—	$—	$1,437
Deutsche Bank AG	11,476	(802)	—	—	10,674
Morgan Stanley & Co., Inc.	41,035	(5,781)	—	—	35,254

	$53,948	$(6,583)	$—	$—	$47,365

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable from the counterparty in the event of default.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Managed Volatility V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$30,363	$—	$30,363
Investment Companies	9,725,700	—	—	9,725,700
Non-Agency Mortgage-Backed Securities	—	32,729	—	32,729
Short-Term Securities	3,387,049	—	—	3,387,049

Subtotal	$13,112,749	$63,092	$—	$13,175,841

Investments valued at NAV(a)				1,935,650

Total Investments				$15,111,491

Derivative Financial Instruments(b)
Assets:
Equity contracts	$26,731	$—	$—	$26,731
Foreign currency exchange contracts	—	8,777	—	8,777
Interest rate contracts	10,965	—	—	10,965
Liabilities:
Foreign currency exchange contracts	—	(53,948)	—	(53,948)
Interest rate contracts	(4,427)	—	—	(4,427)

	$33,269	$(45,171)	$—	$(11,902)

(a)	As of December 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	9

Statement of Assets and Liabilities

December 31, 2017

BlackRock Managed Volatility V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $1,897,973) (cost — $4,173,894)	$3,947,255
Investments at value — affiliated (cost — $11,097,516)	11,164,236
Cash	592
Cash pledged for futures contracts	181,750
Foreign currency at value (cost — $1,326,950)	1,341,636
Receivables:
Securities lending income — affiliated	1,866
Dividends — affiliated	3,015
Unrealized appreciation on:
Forward foreign currency exchange contracts	8,777
Prepaid expenses	64
Other assets	159

Total assets	16,649,350

LIABILITIES
Cash collateral on securities loaned at value	1,935,650
Payables:
Accounting Fees	15,854
Capital shares redeemed	8,944
Printing fees	30,375
Professional fees	46,355
Variation margin on futures contracts	8,299
Investment advisory fees	2,837
Officer’s and Directors’ fees	1,479
Other affiliates	53
Other accrued expenses	9,526
Unrealized depreciation on:
Forward foreign currency exchange contracts	53,948

Total liabilities	2,113,320

NET ASSETS	$14,536,030

NET ASSETS CONSIST OF
Paid-in capital	$14,733,410
Distributions in excess of net investment income	(31,377)
Accumulated net realized loss	(9,100)
Net unrealized appreciation (depreciation)	(156,903)

NET ASSETS	$14,536,030

Class I — Based on net assets of $14,536,030 and 1,060,101 shares outstanding, 100 million shares authorized, $0.10 par value	$13.71

See notes to financial statements.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2017

BlackRock Managed Volatility V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$150,303
Dividends — unaffiliated	17,706
Interest — unaffiliated	314
Securities lending income — affiliated — net	4,635

Total investment income	172,958

EXPENSES
Investment advisory	83,633
Professional	34,616
Printing	30,289
Transfer agent — class specific	29,416
Accounting services	20,977
Directors and Officer	8,528
Transfer agent	5,001
Custodian	4,112
Miscellaneous	7,836

Total expenses	224,408
Less:
Fees waived and/or reimbursed by the Manager	(65,994)
Transfer agent fees reimbursed — class specific	(29,416)

Total expenses after fees waived and/or reimbursed	128,998

Net investment income	43,960

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(440)
Investments — unaffiliated	5,813
Capital gain distributions from investment companies — affiliated	13
Forward foreign currency exchange contracts	(36,230)
Foreign currency transactions	33,109
Futures contracts	65,902
Swaps . . . . .	(20,358)

47,809

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	281,171
Investments — unaffiliated	336,300
Forward foreign currency exchange contracts	(45,969)
Foreign currency translations	85,887
Futures contracts	(13,305)

644,084

Net realized and unrealized gain	691,893

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$735,853

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Changes in Net Assets

	BlackRock Managed Volatility V.I. Fund
	Year Ended December 31,

	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$43,960	$29,723
Net realized gain	47,809	58,388
Net change in unrealized appreciation (depreciation)	644,084	172,795

Net increase in net assets resulting from operations	735,853	260,906

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(50,000)	(135,000)
From net realized gain	(98,699)	—

Decrease in net assets resulting from distributions to shareholders	(148,699)	(135,000)

CAPITAL SHARE TRANSACTIONS
Shares sold	563,708	402,215
Shares issued in reinvestment of distributions	148,699	135,000
Shares redeemed	(2,658,517)	(2,947,752)

Net decrease in net assets derived from capital share transactions	(1,946,110)	(2,410,537)

NET ASSETS
Total decrease in net assets	(1,358,956)	(2,284,631)
Beginning of year	15,894,986	18,179,617

End of year	$14,536,030	$15,894,986

Distributions in excess of net investment income, end of year	$(31,377)	$(31,273)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Managed Volatility V.I. Fund
	Class I
	Year Ended December 31,

	2017	2016		2015	2014	2013
Net asset value, beginning of year	$13.19	$13.08		$13.70	$14.41	$13.28

Net investment income (loss)(a)	0.04	0.02	(b)	(0.06)	0.04	0.07
Net realized and unrealized gain (loss)	0.62	0.20		(0.01)	0.29	1.60

Net increase (decrease) from investment operations	0.66	0.22		(0.07)	0.33	1.67

Distributions:(c)
From net investment income	(0.05)	(0.11)		—	—	(0.13)
From net realized gain	(0.09)	—		(0.55)	(1.04)	(0.41)

Total distributions	(0.14)	(0.11)		(0.55)	(1.04)	(0.54)

Net asset value, end of year	$13.71	$13.19		$13.08	$13.70	$14.41

Total Return:(d)
Based on net asset value	4.98%	1.71	%(e)	(0.57)%	2.28%	12.62%

Ratios to Average Net Assets:(f)
Total expenses	1.48%	1.39%		1.47%	1.60%	1.78%

Total expenses after fees waived and/or reimbursed	0.89%	0.94%		1.00%	1.07%	1.23%

Net investment income (loss)	0.29%	0.18	%(b)	(0.46)%	0.25%	0.47%

Supplemental Data:
Net assets, end of year (000)	$14,536	$15,895		$18,180	$21,283	$24,092

Portfolio turnover rate(g)	0%	1%		13%	64%	241%

(a)	Based on average shares outstanding.
(b)	Net investment income per share the ratio of net investment income to average net assets includes $0.02 per share and 0.19%, respectively, resulting from a one time payment from a third party administrator.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Includes reimbursements of out of pocket expenses from a third party administrator. Excluding this amount, the Fund’s total return is 1.48%.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.23%	0.25%	0.23%	0.23%	0.22%

(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	0%	1%	13%	64%	229%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Managed Volatility V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Reorganization: At a meeting held on November 15, 2017, the Board of Directors of BlackRock Variable Series Funds, Inc. (the “Company”) and, at a meeting held on December 1, 2017, the Board of Trustees of HIMCO VIT Portfolio Diversifier Fund (the “Target Fund”) approved a reorganization of the Target Fund with and into the Fund. The reorganization is subject to shareholder approval by the Target Fund’s shareholders and certain other conditions.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive position as applicable and is consistent with the Fund’s investment policies.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts), that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distribution of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets.

•	Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Securities Lending: A fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with a fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by a fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of a fund and any additional required collateral is delivered to a fund, or excess collateral returned by a fund, on the next business day. During the term of the loan, a fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in a fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Deutsche Bank Securities Inc.	$28,430	$(28,430)	$—
JP Morgan Securities LLC	1,869,543	(1,869,543)	—

	$1,897,973	$(1,897,973)	$—

(a)	Cash collateral with a value of $1,935,650 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.55%
$1 Billion — $3 Billion	0.52
$3 Billion — $5 Billion	0.50
$5 Billion — $10 Billion	0.48
Greater than $10 Billion	0.47

With respect to the Fund, the Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL, BNA and BSL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund. For the year ended December 31, 2017, the Fund had no distribution fees.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $2,563.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the Fund waived $27,947 in investment advisory fees pursuant to these arrangements.

For the year ended December 31, 2017, the Fund reimbursed the Manager $183 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I Shares.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements were $29,416.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 1.00% for Class I.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $35,484.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2017, the Fund paid BIM $871 for securities lending agent services.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2017, sales of investments, including paydowns and excluding short-term securities, were $19,528. For the year ended December 31, 2017, there were no purchases.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions were reclassified to the following accounts:

Distributions in excess of net investment income	$5,936
Accumulated net realized loss	$(5,936)

The tax character of distributions paid was as follows:

	12/31/2017	12/31/2016
Ordinary income	$93,042	$135,000
Long-term capital gains	55,657	—

	$148,699	$135,000

As of December 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$20,935
Net unrealized losses(a)	(139,992)
Qualified late-year losses(b)	(78,323)

$(197,380)

(a)	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the realization for tax purposes of unrealized gains/losses on certain futures and forward contracts and the timing and recognition of partnership income.
(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the tax taxable year.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$15,268,988

Gross unrealized appreciation	$181,488
Gross unrealized depreciation	(336,398)

Net unrealized appreciation(depreciation)	$(154,910)

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
Share Class	Shares	Amount	Shares	Amount
Class I
Shares sold	41,987	$563,708	30,752	$402,215
Shares issued in reinvestment of distributions	10,985	148,699	10,251	135,000
Shares redeemed	(197,978)	(2,658,517)	(226,177)	(2,947,752)

Net decrease	(145,006)	$(1,946,110)	(185,174)	$(2,410,537)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	21

Report of the Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Managed Volatility V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Managed Volatility V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona
USD	United States Dollar

Portfolio Abbreviations

ABS	Asset-Backed Security
CWABS	Countrywide Asset-Backed Certificates
CSMC	Credit Suisse Mortgage Capital
ETF	Exchange-Traded Fund

GLOSSARY OF TERMS USED IN THIS REPORT	23

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock S&P 500 Index V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2017	BlackRock S&P 500 Index V.I. Fund

Investment Objective

BlackRock S&P 500 Index V.I. Fund’s (the “Fund”) investment objective is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard and Poor’s (“S&P”) 500® Index.

At a meeting held on November 15, 2017, the Board of Directors of BlackRock Variable Series Funds, Inc. (the “Company”) and, at a meeting held on December 1, 2017, the Board of Trustees of HIMCO VIT Index Fund (the “Target Fund”) approved a reorganization of the Target Fund with and into the Fund. The reorganization is subject to shareholder approval by the Target Fund’s shareholders and certain other conditions.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund’s Class I and Class II Shares returned 21.50% and 21.31%, respectively, while the benchmark S&P 500® Index returned 21.83% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

The reflation trade in the United States continued to gain steam in the first quarter of the year. Macro data highlighted continued economic growth and a strengthening labor market, which supported the U.S. Federal Reserve’s (the “Fed”) decision to increase the federal funds rate by 25 basis points (0.25%) in March, marking the second rate hike in the past six months. The Fed’s summary of economic projections indicated that they will maintain a gradual pace of tightening should current economic trends continue.

Expectations of the new administration’s policies also boosted market sentiment, sending several U.S. equity indices to record highs. The inauguration of President Trump in late January stoked risk-on appetite, as pledges of tax relief and increased fiscal spending were supportive of cyclical stocks. However, the final weeks of the first quarter saw some profit taking as investor optimism waned after the failed attempt to repeal the Affordable Care Act called into question whether the new administration will be able to push through further reforms in 2017. Despite these setbacks, U.S. equities in the first quarter finished strong and the 10-year Treasury yield added 31 basis points in the quarter.

In the second quarter of 2017, political risk was a headwind to U.S. equities. President Trump’s firing of FBI Director James Comey on May 9 and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials was an enduring source of negative market sentiment. The largest single day fall of the S&P 500® in the quarter came in the wake of the House Oversight Committee’s request for all documents from the meetings between President Trump and Comey on May 17.

Although the Fed continued their monetary policy normalization, the yield on the 10-year U.S. Treasury compressed by nine basis points to 2.31% in the second quarter. The Fed increased the federal funds rate by 25 basis points at the June meeting, to between 1% and 1.25%, citing strength in the labor market and business spending, despite relatively weak inflation trends throughout the quarter.

Investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season in the third quarter. This backdrop pushed volatility to the lowest levels in recorded history, with the Chicago Board Options Exchange Volatility Index averaging a record low of 10.94 in the quarter.

Domestic rates moved modestly higher as investors’ balanced news on the monetary, fiscal, and geopolitical fronts. In the September Federal Open Market Committee (“FOMC”) announcement, the committee revealed they would keep interest rates unchanged and initiate their balance sheet normalization in October. Additionally, amid short term hurricane related inflationary and economic growth pressures, the FOMC found inflation to remain somewhat below 2% in the near term, but expects it to stabilize around 2% by 2019. Real gross domestic product (“GDP”) growth was revised higher for 2017, from 2.2% to 2.4%. The 10-year U.S. Treasury yield ended the third quarter 2 basis points higher, to 2.33%.

The U.S. economy continued to demonstrate strength throughout the fourth quarter. Unemployment fell to 4.1%, the lowest level since 2000. Additional highlights that helped strengthen investor confidence in the macro picture included that nominal third quarter GDP surged 4.1% year-over-year, real GDP increased 2.3% year-over-year, and broad aggregate S&P 500® earnings growth was 6.6%. This optimism was expressed throughout many soft indicators. For example, both the University of Michigan Consumer Sentiment Survey and the National Federation of Independent Business Small Business Optimism Index reached 13-year highs in the quarter.

The strongest returns in the S&P 500® Index as of December 31 came from information technology (+38.84%). Increases were seen across most sectors, with notable results in materials (+23.84%) and consumer discretionary (+22.97%). In contrast, telecommunication services (-1.25%) and energy (-0.99%) experienced negative returns for the year.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the S&P 500® Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund is positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock S&P 500 Index V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(b)	Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500® Index and in derivative instruments linked to the S&P 500® Index.
(c)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2017

	6-Month Total Returns (b)	Average Annual Total Returns
		1 Year (b)	5 Years (b)	10 Years (b)
Class I(a)	11.32%	21.50%	15.40%	8.14%
Class II(a)	11.23	21.31	15.23	7.99
S&P 500® Index	11.42	21.83	15.79	8.50

(a)	Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
(b)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,113.20	$1.60	$1,000.00	$1,023.69	$1.53	0.30%
Class II	1,000.00	1,112.30	2.40	1,000.00	1,022.94	2.29	0.45

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated

FUND SUMMARY	3

Fund Summary as of December 31, 2017 (continued)	BlackRock S&P 500 Index V.I. Fund

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	24%
Financials	15
Health Care	14
Consumer Discretionary	12
Industrials	10
Consumer Staples	8
Energy	6
Materials	3
Utilities	3
Real Estate	3
Telecommunication Services	2
Short-Term Securities	2
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments December 31, 2017	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.5%

Aerospace & Defense — 2.5%
Arconic, Inc.	4,058	$110,580
Boeing Co. (The)	5,360	1,580,718
General Dynamics Corp.	2,660	541,177
L3 Technologies, Inc.	754	149,179
Lockheed Martin Corp.	2,390	767,309
Northrop Grumman Corp.	1,668	511,926
Raytheon Co.	2,770	520,344
Rockwell Collins, Inc.	1,552	210,482
Textron, Inc.	2,528	143,060
TransDigm Group, Inc.	459	126,051
United Technologies Corp.	7,115	907,661

		5,568,487
Air Freight & Logistics — 0.7%
CH Robinson Worldwide, Inc.(a)	1,323	117,866
Expeditors International of Washington, Inc.	1,706	110,361
FedEx Corp.	2,364	589,913
United Parcel Service, Inc., Class B	6,583	784,364

		1,602,504
Airlines — 0.5%
Alaska Air Group, Inc.	1,177	86,521
American Airlines Group, Inc.	4,080	212,282
Delta Air Lines, Inc.	6,284	351,904
Southwest Airlines Co.	5,230	342,304
United Continental Holdings, Inc.(b)	2,413	162,636

		1,155,647
Auto Components — 0.2%
Aptiv plc	2,547	216,062
BorgWarner, Inc.	1,915	97,837
Goodyear Tire & Rubber Co. (The)	2,394	77,350

		391,249
Automobiles — 0.5%
Ford Motor Co.	37,379	466,864
General Motors Co.	12,248	502,045
Harley-Davidson, Inc.(a)	1,612	82,019

		1,050,928
Banks — 6.6%
Bank of America Corp.	92,939	2,743,559
BB&T Corp.	7,559	375,834
Citigroup, Inc.	25,332	1,884,954
Citizens Financial Group, Inc.	4,714	197,894
Comerica, Inc.	1,666	144,625
Fifth Third Bancorp	6,760	205,098
Huntington Bancshares, Inc.	10,329	150,390
JPMorgan Chase & Co.	33,243	3,555,006
KeyCorp	10,303	207,812
M&T Bank Corp.	1,442	246,568
People’s United Financial, Inc.	3,317	62,028
PNC Financial Services Group, Inc. (The)(e)	4,559	657,818
Regions Financial Corp.	11,114	192,050
SunTrust Banks, Inc.	4,561	294,595
US Bancorp	15,104	809,272
Wells Fargo & Co.	42,461	2,576,109
Zions BanCorp.	1,914	97,289

		14,400,901
Beverages — 2.0%
Brown-Forman Corp., Class B	1,876	128,825
Coca-Cola Co. (The)	36,739	1,685,585
Constellation Brands, Inc., Class A	1,651	377,369
Dr Pepper Snapple Group, Inc.	1,742	169,079
Molson Coors Brewing Co., Class B	1,763	144,689

Security	Shares	Value
Beverages (continued)
Monster Beverage Corp.(b)	3,942	$249,489
PepsiCo, Inc.	13,625	1,633,910

		4,388,946
Biotechnology — 2.8%
AbbVie, Inc.	15,273	1,477,052
Alexion Pharmaceuticals, Inc.(b)	2,136	255,444
Amgen, Inc.	6,955	1,209,474
Biogen, Inc.(b)	2,026	645,423
Celgene Corp.(b)	7,550	787,918
Gilead Sciences, Inc.	12,515	896,575
Incyte Corp.(b)	1,678	158,923
Regeneron Pharmaceuticals, Inc.(b)	736	276,707
Vertex Pharmaceuticals, Inc.(b)	2,418	362,361

		6,069,877
Building Products — 0.3%
Allegion plc	910	72,400
AO Smith Corp.	1,405	86,099
Fortune Brands Home & Security, Inc.	1,457	99,717
Johnson Controls International plc	8,866	337,883
Masco Corp.	3,027	133,006

		729,105
Capital Markets — 3.0%
Affiliated Managers Group, Inc.	536	110,014
Ameriprise Financial, Inc.	1,417	240,139
Bank of New York Mellon Corp. (The)	9,811	528,421
BlackRock, Inc.(e)	1,183	607,719
CBOE Holdings, Inc.	1,070	133,311
Charles Schwab Corp. (The)	11,431	587,211
CME Group, Inc.	3,274	478,168
E*TRADE Financial Corp.(b)	2,626	130,171
Franklin Resources, Inc.	3,145	136,273
Goldman Sachs Group, Inc. (The)	3,361	856,248
Intercontinental Exchange, Inc.	5,605	395,489
Invesco Ltd.	3,915	143,054
Moody’s Corp.	1,593	235,143
Morgan Stanley	13,337	699,792
Nasdaq, Inc.	1,105	84,897
Northern Trust Corp.	2,054	205,174
Raymond James Financial, Inc.	1,217	108,678
S&P Global, Inc.	2,443	413,844
State Street Corp.	3,548	346,320
T. Rowe Price Group, Inc.	2,327	244,172

		6,684,238
Chemicals — 2.2%
Air Products & Chemicals, Inc.	2,087	342,435
Albemarle Corp.	1,057	135,180
CF Industries Holdings, Inc.	2,227	94,737
DowDuPont, Inc.	22,419	1,596,681
Eastman Chemical Co.	1,379	127,751
Ecolab, Inc.	2,491	334,242
FMC Corp.	1,272	120,407
International Flavors & Fragrances, Inc.	763	116,441
LyondellBasell Industries NV, Class A	3,099	341,882
Monsanto Co.	4,209	491,527
Mosaic Co. (The)	3,363	86,295
PPG Industries, Inc.	2,438	284,807
Praxair, Inc.	2,743	424,287
Sherwin-Williams Co. (The)	790	323,932

		4,820,604
Commercial Services & Supplies — 0.3%
Cintas Corp.	823	128,248
Republic Services, Inc.	2,192	148,201

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Commercial Services & Supplies (continued)
Stericycle, Inc.(b)	799	$54,324
Waste Management, Inc.	3,827	330,270

		661,043
Communications Equipment — 1.0%
Cisco Systems, Inc.	47,364	1,814,041
F5 Networks, Inc.(b)	600	78,732
Harris Corp.	1,148	162,614
Juniper Networks, Inc.	3,585	102,173
Motorola Solutions, Inc.	1,552	140,208

		2,297,768
Construction & Engineering — 0.1%
Fluor Corp.	1,309	67,610
Jacobs Engineering Group, Inc.	1,154	76,118
Quanta Services, Inc.(b)	1,515	59,251

		202,979
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	598	132,182
Vulcan Materials Co.	1,267	162,645

		294,827
Consumer Finance — 0.8%
American Express Co.	6,902	685,438
Capital One Financial Corp.	4,637	461,753
Discover Financial Services	3,482	267,835
Navient Corp.	2,520	33,566
Synchrony Financial	7,048	272,123

		1,720,715
Containers & Packaging — 0.4%
Avery Dennison Corp.	856	98,320
Ball Corp.	3,353	126,911
International Paper Co.(a)	3,949	228,805
Packaging Corp. of America	909	109,580
Sealed Air Corp.	1,728	85,190
WestRock Co.	2,428	153,474

		802,280
Distributors — 0.1%
Genuine Parts Co.	1,411	134,059
LKQ Corp.(b)	2,961	120,424

		254,483
Diversified Consumer Services — 0.0%
H&R Block, Inc.(a)	2,021	52,991

Diversified Financial Services — 1.7%
Berkshire Hathaway, Inc., Class B(b)	18,437	3,654,582
Leucadia National Corp.	3,004	79,576

		3,734,158
Diversified Telecommunication Services — 2.1%
AT&T, Inc.	58,827	2,287,194
CenturyLink, Inc.(a)	9,315	155,374
Verizon Communications, Inc.	39,084	2,068,716

		4,511,284
Electric Utilities — 1.8%
Alliant Energy Corp.	2,215	94,381
American Electric Power Co., Inc.	4,704	346,073
Duke Energy Corp.	6,706	564,042
Edison International	3,137	198,384
Entergy Corp.	1,721	140,072
Eversource Energy	3,050	192,699
Exelon Corp.	9,198	362,493
FirstEnergy Corp.	4,262	130,502
NextEra Energy, Inc.	4,500	702,855
PG&E Corp.	4,900	219,667

Security	Shares	Value
Electric Utilities (continued)
Pinnacle West Capital Corp.	1,070	$91,143
PPL Corp.	6,578	203,589
Southern Co. (The)	9,619	462,578
Xcel Energy, Inc.	4,846	233,141

		3,941,619
Electrical Equipment — 0.6%
Acuity Brands, Inc.	404	71,104
AMETEK, Inc.	2,227	161,391
Eaton Corp. plc	4,221	333,501
Emerson Electric Co.	6,158	429,151
Rockwell Automation, Inc.	1,225	240,529

		1,235,676
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	2,925	256,815
Corning, Inc.	8,326	266,349
FLIR Systems, Inc.	1,328	61,911
TE Connectivity Ltd.	3,369	320,190

		905,265
Energy Equipment & Services — 0.8%
Baker Hughes a GE Co.	4,101	129,756
Halliburton Co.	8,385	409,775
Helmerich & Payne, Inc.(a)	1,041	67,290
National Oilwell Varco, Inc.	3,672	132,265
Schlumberger Ltd.	13,272	894,400
TechnipFMC plc	4,167	130,469

		1,763,955
Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities, Inc.	917	119,751
American Tower Corp.	4,109	586,231
Apartment Investment & Management Co., Class A	1,496	65,390
AvalonBay Communities, Inc.	1,321	235,679
Boston Properties, Inc.	1,487	193,355
Crown Castle International Corp.	3,892	432,051
Digital Realty Trust, Inc.	1,979	225,408
Duke Realty Corp.	3,418	93,004
Equinix, Inc.	749	339,462
Equity Residential	3,510	223,833
Essex Property Trust, Inc.	633	152,787
Extra Space Storage, Inc.	1,197	104,678
Federal Realty Investment Trust	696	92,436
GGP, Inc.	5,982	139,919
HCP, Inc.	4,501	117,386
Host Hotels & Resorts, Inc.	7,090	140,736
Iron Mountain, Inc.(a)	2,557	96,476
Kimco Realty Corp.	4,078	74,016
Macerich Co. (The)	1,041	68,373
Mid-America Apartment Communities, Inc.	1,090	109,610
Prologis, Inc.	5,098	328,872
Public Storage	1,432	299,288
Realty Income Corp.	2,700	153,954
Regency Centers Corp.	1,418	98,097
SBA Communications Corp.(b)	1,126	183,943
Simon Property Group, Inc.	2,978	511,442
SL Green Realty Corp.	931	93,966
UDR, Inc.	2,600	100,152
Ventas, Inc.	3,396	203,794
Vornado Realty Trust	1,662	129,935
Welltower, Inc.	3,548	226,256
Weyerhaeuser Co.	7,217	254,471

		6,194,751
Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	4,187	779,284

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2017	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Food & Staples Retailing (continued)
CVS Health Corp.	9,705	$703,613
Kroger Co. (The)	8,522	233,929
Sysco Corp.	4,593	278,933
Walgreens Boots Alliance, Inc.	8,318	604,053
Wal-Mart Stores, Inc.(a)	14,024	1,384,870

		3,984,682
Food Products — 1.2%
Archer-Daniels-Midland Co.	5,358	214,749
Campbell Soup Co.(a)	1,841	88,571
Conagra Brands, Inc.	3,914	147,440
General Mills, Inc.	5,445	322,834
Hershey Co. (The)	1,353	153,579
Hormel Foods Corp.(a)	2,579	93,850
JM Smucker Co. (The)(a)	1,076	133,682
Kellogg Co.	2,380	161,793
Kraft Heinz Co. (The)	5,720	444,787
McCormick & Co., Inc. (Non-Voting)(a)	1,163	118,521
Mondelez International, Inc., Class A	14,318	612,810
Tyson Foods, Inc., Class A	2,851	231,131

		2,723,747
Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	16,677	951,756
Align Technology, Inc.(b)	687	152,645
Baxter International, Inc.	4,797	310,078
Becton Dickinson and Co.	2,541	543,908
Boston Scientific Corp.(b)	13,156	326,137
Cooper Cos., Inc. (The)	467	101,750
Danaher Corp.	5,865	544,389
DENTSPLY SIRONA, Inc.	2,183	143,707
Edwards Lifesciences Corp.(b)	2,023	228,012
Hologic, Inc.(b)	2,647	113,159
IDEXX Laboratories, Inc.(b)	832	130,108
Intuitive Surgical, Inc.(b)	1,074	391,946
Medtronic plc	12,969	1,047,247
ResMed, Inc.	1,368	115,856
Stryker Corp.	3,089	478,301
Varian Medical Systems, Inc.(b)	869	96,589
Zimmer Biomet Holdings, Inc.	1,936	233,617

		5,909,205
Health Care Providers & Services — 2.8%
Aetna, Inc.	3,124	563,538
AmerisourceBergen Corp.	1,545	141,862
Anthem, Inc.	2,460	553,525
Cardinal Health, Inc.	3,014	184,668
Centene Corp.(b)	1,646	166,048
Cigna Corp.	2,362	479,699
DaVita, Inc.(b)	1,445	104,401
Envision Healthcare Corp.(b)	1,175	40,608
Express Scripts Holding Co.(b)	5,426	404,997
HCA Healthcare, Inc.(b)	2,714	238,398
Henry Schein, Inc.(b)	1,504	105,099
Humana, Inc.	1,369	339,608
Laboratory Corp. of America Holdings(b)	975	155,522
McKesson Corp.	1,997	311,432
Patterson Cos., Inc.(a)	815	29,446
Quest Diagnostics, Inc.	1,296	127,643
UnitedHealth Group, Inc.	9,285	2,046,971
Universal Health Services, Inc., Class B	840	95,214

		6,088,679
Health Care Technology — 0.1%
Cerner Corp.(b)	3,026	203,922

Security	Shares	Value
Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	3,899	$258,777
Chipotle Mexican Grill, Inc.(b)	238	68,789
Darden Restaurants, Inc.	1,176	112,919
Hilton Worldwide Holdings, Inc.	1,950	155,727
Marriott International, Inc., Class A	2,934	398,232
McDonald’s Corp.	7,638	1,314,652
MGM Resorts International	4,882	163,010
Norwegian Cruise Line Holdings Ltd.(b)	1,716	91,377
Royal Caribbean Cruises Ltd.	1,641	195,738
Starbucks Corp.	13,632	782,886
Wyndham Worldwide Corp.	971	112,510
Wynn Resorts Ltd.	768	129,477
Yum Brands, Inc.	3,229	263,519

		4,047,613
Household Durables — 0.4%
DR Horton, Inc.	3,271	167,050
Garmin Ltd.	1,053	62,727
Leggett & Platt, Inc.	1,262	60,235
Lennar Corp., Class A	1,955	123,634
Mohawk Industries, Inc.(b)	606	167,195
Newell Brands, Inc.	4,716	145,725
PulteGroup, Inc.	2,591	86,151
Whirlpool Corp.	695	117,205

		929,922
Household Products — 1.6%
Church & Dwight Co., Inc.	2,365	118,652
Clorox Co. (The)	1,243	184,884
Colgate-Palmolive Co.	8,413	634,761
Kimberly-Clark Corp.	3,370	406,624
Procter & Gamble Co. (The)	24,413	2,243,066

		3,587,987
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	6,327	68,522
NRG Energy, Inc.	2,882	82,079

		150,601
Industrial Conglomerates — 1.9%
3M Co.	5,718	1,345,846
General Electric Co.	83,086	1,449,851
Honeywell International, Inc.	7,299	1,119,374
Roper Technologies, Inc.	979	253,561

		4,168,632
Insurance — 2.6%
Aflac, Inc.	3,767	330,667
Allstate Corp. (The)	3,438	359,993
American International Group, Inc.	8,613	513,163
Aon plc	2,394	320,796
Arthur J Gallagher & Co.	1,727	109,285
Assurant, Inc.	518	52,235
Brighthouse Financial, Inc.(b)	909	53,304
Chubb Ltd.	4,448	649,986
Cincinnati Financial Corp.	1,437	107,732
Everest Re Group Ltd.	393	86,955
Hartford Financial Services Group, Inc. (The)	3,418	192,365
Lincoln National Corp.	2,125	163,349
Loews Corp.	2,644	132,279
Marsh & McLennan Cos., Inc.	4,890	397,997
MetLife, Inc.	10,082	509,746
Principal Financial Group, Inc.	2,567	181,127
Progressive Corp. (The)	5,572	313,815
Prudential Financial, Inc.	4,062	467,049
Torchmark Corp.	1,029	93,341
Travelers Cos., Inc. (The)	2,622	355,648

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Insurance (continued)
Unum Group	2,150	$118,013
Willis Towers Watson plc	1,265	190,623
XL Group Ltd.	2,453	86,247

		5,785,715
Internet & Direct Marketing Retail — 2.9%
Amazon.com, Inc.(b)	3,832	4,481,409
Expedia, Inc.	1,174	140,610
Netflix, Inc.(b)	4,146	795,866
Priceline Group, Inc. (The)(b)	467	811,525
TripAdvisor, Inc.(b)	1,081	37,251

		6,266,661
Internet Software & Services — 4.8%(b)
Akamai Technologies, Inc.	1,621	105,430
Alphabet, Inc., Class A	2,856	3,008,510
Alphabet, Inc., Class C	2,892	3,026,189
eBay, Inc.	9,307	351,246
Facebook, Inc., Class A	22,848	4,031,758
VeriSign, Inc.(a)	812	92,926

		10,616,059
IT Services — 4.0%
Accenture plc, Class A	5,921	906,446
Alliance Data Systems Corp.	461	116,854
Automatic Data Processing, Inc.	4,249	497,940
Cognizant Technology Solutions Corp., Class A	5,649	401,192
CSRA, Inc.	1,569	46,944
DXC Technology Co.	2,731	259,172
Fidelity National Information Services, Inc.	3,213	302,311
Fiserv, Inc.(b)	1,997	261,867
Gartner, Inc.(b)	867	106,771
Global Payments, Inc.	1,525	152,866
International Business Machines Corp.	8,249	1,265,562
Mastercard, Inc., Class A	8,899	1,346,953
Paychex, Inc.	3,052	207,780
PayPal Holdings, Inc.(b)	10,824	796,863
Total System Services, Inc.	1,600	126,544
Visa, Inc., Class A	17,375	1,981,097
Western Union Co. (The)	4,400	83,644

		8,860,806
Leisure Products — 0.1%
Hasbro, Inc.	1,080	98,161
Mattel, Inc.(a)	3,313	50,954

		149,115
Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc.	3,074	205,866
Illumina, Inc.(b)	1,399	305,667
IQVIA Holdings, Inc.(b)	1,385	135,591
Mettler-Toledo International, Inc.(b)	246	152,402
PerkinElmer, Inc.	1,056	77,215
Thermo Fisher Scientific, Inc.	3,842	729,519
Waters Corp.(b)	761	147,018

		1,753,278
Machinery — 1.7%
Caterpillar, Inc.	5,698	897,891
Cummins, Inc.	1,495	264,077
Deere & Co.	3,065	479,703
Dover Corp.	1,503	151,788
Flowserve Corp.	1,246	52,494
Fortive Corp.	2,910	210,538
Illinois Tool Works, Inc.	2,954	492,875
Ingersoll-Rand plc	2,394	213,521
PACCAR, Inc.	3,387	240,748

Security	Shares	Value
Machinery (continued)
Parker-Hannifin Corp.	1,272	$253,866
Pentair plc	1,592	112,427
Snap-on, Inc.(a)	546	95,168
Stanley Black & Decker, Inc.	1,474	250,123
Xylem, Inc.	1,720	117,304

		3,832,523
Media — 2.7%
CBS Corp. (Non-Voting), Class B	3,474	204,966
Charter Communications, Inc., Class A(b)	1,858	624,213
Comcast Corp., Class A	44,688	1,789,754
Discovery Communications, Inc., Class A(b)	1,376	30,795
Discovery Communications, Inc., Class C(a)(b)	2,012	42,594
DISH Network Corp., Class A(b)	2,184	104,286
Interpublic Group of Cos., Inc. (The)	3,723	75,056
News Corp., Class A	3,669	59,475
News Corp., Class B	1,142	18,957
Omnicom Group, Inc.(a)	2,218	161,537
Scripps Networks Interactive, Inc., Class A	915	78,123
Time Warner, Inc.	7,460	682,366
Twenty-First Century Fox, Inc., Class A	10,098	348,684
Twenty-First Century Fox, Inc., Class B	4,208	143,577
Viacom, Inc., Class B	3,396	104,631
Walt Disney Co. (The)	14,470	1,555,670

		6,024,684
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.(b)	12,864	243,901
Newmont Mining Corp.	5,141	192,890
Nucor Corp.	3,046	193,665

		630,456
Multiline Retail — 0.5%
Dollar General Corp.	2,496	232,153
Dollar Tree, Inc.(b)	2,270	243,594
Kohl’s Corp.	1,585	85,955
Macy’s, Inc.(a)	2,918	73,504
Nordstrom, Inc.	1,117	52,923
Target Corp.	5,208	339,822

		1,027,951
Multi-Utilities — 1.0%
Ameren Corp.	2,316	136,621
CenterPoint Energy, Inc.	4,147	117,609
CMS Energy Corp.	2,710	128,183
Consolidated Edison, Inc.	2,978	252,981
Dominion Energy, Inc.	6,162	499,492
DTE Energy Co.	1,729	189,256
NiSource, Inc.	3,209	82,375
Public Service Enterprise Group, Inc.	4,865	250,548
SCANA Corp.	1,364	54,260
Sempra Energy	2,399	256,501
WEC Energy Group, Inc.	3,008	199,821

		2,167,647
Oil, Gas & Consumable Fuels — 5.2%
Anadarko Petroleum Corp.	5,242	281,181
Andeavor	1,381	157,904
Apache Corp.(a)	3,689	155,750
Cabot Oil & Gas Corp.	4,431	126,727
Chesapeake Energy Corp.(b)	8,706	34,476
Chevron Corp.	18,198	2,278,208
Cimarex Energy Co.	909	110,907
Concho Resources, Inc.(b)	1,425	214,063
ConocoPhillips	11,454	628,710
Devon Energy Corp.	5,035	208,449
EOG Resources, Inc.	5,540	597,821

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2017	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
EQT Corp.	2,312	$131,599
Exxon Mobil Corp.	40,597	3,395,533
Hess Corp.	2,588	122,852
Kinder Morgan, Inc.	18,401	332,506
Marathon Oil Corp.	8,245	139,588
Marathon Petroleum Corp.	4,679	308,720
Newfield Exploration Co.(b)	1,908	60,159
Noble Energy, Inc.	4,662	135,851
Occidental Petroleum Corp.	7,332	540,075
ONEOK, Inc.	3,671	196,215
Phillips 66	4,117	416,435
Pioneer Natural Resources Co.	1,630	281,745
Range Resources Corp.	2,163	36,901
Valero Energy Corp.	4,192	385,287
Williams Cos., Inc. (The)	7,909	241,145

		11,518,807
Personal Products — 0.2%
Coty, Inc., Class A	4,524	89,982
Estee Lauder Cos., Inc. (The), Class A	2,141	272,421

		362,403
Pharmaceuticals — 4.6%
Allergan plc	3,186	521,166
Bristol-Myers Squibb Co.	15,681	960,931
Eli Lilly & Co.	9,283	784,042
Johnson & Johnson	25,739	3,596,253
Merck & Co., Inc.	26,205	1,474,555
Mylan NV(b)	5,154	218,066
Perrigo Co. plc	1,255	109,386
Pfizer, Inc.	57,109	2,068,488
Zoetis, Inc.	4,669	336,355

		10,069,242
Professional Services — 0.3%
Equifax, Inc.	1,158	136,551
IHS Markit Ltd.(b)	3,480	157,122
Nielsen Holdings plc	3,183	115,861
Robert Half International, Inc.	1,201	66,704
Verisk Analytics, Inc.(b)	1,499	143,904

		620,142
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(b)	2,865	124,083

Road & Rail — 1.0%
CSX Corp.	8,563	471,051
JB Hunt Transport Services, Inc.	820	94,284
Kansas City Southern	997	104,904
Norfolk Southern Corp.	2,742	397,316
Union Pacific Corp.	7,542	1,011,382

		2,078,937
Semiconductors & Semiconductor Equipment — 3.9%
Advanced Micro Devices, Inc.(a)(b)	7,722	79,382
Analog Devices, Inc.	3,528	314,098
Applied Materials, Inc.	10,218	522,344
Broadcom Ltd.	3,896	1,000,882
Intel Corp.	44,839	2,069,768
KLA-Tencor Corp.	1,510	158,656
Lam Research Corp.	1,552	285,677
Microchip Technology, Inc.(a)	2,257	198,345
Micron Technology, Inc.(b)	11,049	454,335
NVIDIA Corp.	5,806	1,123,461
Qorvo, Inc.(a)(b)	1,233	82,118
QUALCOMM, Inc.(a)	14,124	904,219
Skyworks Solutions, Inc.	1,756	166,732

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	9,443	$986,227
Xilinx, Inc.	2,405	162,145

		8,508,389
Software — 5.2%
Activision Blizzard, Inc.	7,244	458,690
Adobe Systems, Inc.(b)	4,723	827,659
ANSYS, Inc.(b)	813	119,991
Autodesk, Inc.(b)	2,096	219,724
CA, Inc.	3,001	99,873
Cadence Design Systems, Inc.(b)	2,705	113,123
Citrix Systems, Inc.(b)	1,371	120,648
Electronic Arts, Inc.(b)	2,950	309,927
Intuit, Inc.	2,327	367,154
Microsoft Corp.	73,913	6,322,518
Oracle Corp.	29,190	1,380,103
Red Hat, Inc.(b)	1,694	203,449
salesforce.com, Inc.(b)	6,566	671,242
Symantec Corp.	5,930	166,396
Synopsys, Inc.(b)	1,454	123,939

		11,504,436
Specialty Retail — 2.3%
Advance Auto Parts, Inc.	700	69,783
AutoZone, Inc.(b)	263	187,090
Best Buy Co., Inc.	2,437	166,862
CarMax, Inc.(b)	1,749	112,163
Foot Locker, Inc.	1,202	56,350
Gap, Inc. (The)	2,086	71,049
Home Depot, Inc. (The)	11,188	2,120,462
L Brands, Inc.(a)	2,366	142,481
Lowe’s Cos., Inc.	7,979	741,568
O’Reilly Automotive, Inc.(b)	815	196,040
Ross Stores, Inc.	3,694	296,444
Signet Jewelers Ltd.(a)	557	31,498
Tiffany & Co.	978	101,663
TJX Cos., Inc. (The)	6,092	465,794
Tractor Supply Co.(a)	1,203	89,924
Ulta Beauty, Inc.(b)	563	125,921

		4,975,092
Technology Hardware, Storage & Peripherals — 4.3%
Apple, Inc.	49,191	8,324,593
Hewlett Packard Enterprise Co.	15,282	219,450
HP, Inc.	16,003	336,223
NetApp, Inc.	2,597	143,666
Seagate Technology plc(a)	2,772	115,980
Western Digital Corp.	2,843	226,104
Xerox Corp.	2,045	59,612

		9,425,628
Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands, Inc.(a)	3,493	73,039
Michael Kors Holdings Ltd.(b)	1,462	92,033
NIKE, Inc., Class B(a)	12,589	787,442
PVH Corp.	745	102,221
Ralph Lauren Corp.	531	55,059
Tapestry, Inc.	2,713	119,996
Under Armour, Inc., Class A(b)	1,793	25,873
Under Armour, Inc., Class C(b)	1,805	24,043
VF Corp.	3,136	232,064

		1,511,770
Tobacco — 1.3%
Altria Group, Inc.	18,282	1,305,518
Philip Morris International, Inc.	14,880	1,572,072

		2,877,590

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Trading Companies & Distributors — 0.2%
Fastenal Co.(a)	2,741	$149,905
United Rentals, Inc.(b)	818	140,623
WW Grainger, Inc.(a)	497	117,416

		407,944
Water Utilities — 0.1%
American Water Works Co., Inc.	1,708	156,265

Total Common Stocks — 99.5% (Cost: $66,887,273)		218,486,893

Total Long-Term Investments — 99.5% (Cost: $66,887,273)		218,486,893

Short-Term Securities — 2.6%(c)(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%	2,592,667	2,592,667
SL Liquidity Series, LLC, Money Market Series, 1.48%(d)	3,040,710	3,040,406

Total Short-Term Securities — 2.6% (Cost: $5,633,073)		5,633,073

Total Investments — 102.1% (Cost: $72,520,346)		224,119,966
Liabilities in Excess of Other Assets — (2.1)%		(4,528,499)

Net Assets — 100.0%		$219,591,467

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 12/31/16	Shares Purchased	Shares Sold		Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,269,017	—	(676,350	)(b)	2,592,667	$2,592,667	$26,018		$1	$—
SL Liquidity Series, LLC, Money Market Series	4,528,572	—	(1,487,862	)(b)	3,040,710	3,040,406	16,850	(c)	(1,800)	(226)
BlackRock, Inc.	1,224	—	(41)		1,183	607,719	12,172		11,037	150,237
PNC Financial Services Group, Inc. (The)	4,925	—	(366)		4,559	657,818	12,576		34,211	96,249

						$6,898,610	$67,616		$43,449	$246,260

(a)	Includes net capital gains distributions, if applicable.
(b)	Represents net shares sold.
(c)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviations

REIT—Real Estate Investment Trust

S&P—Standard & Poor’s

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	21	03/16/18	$2,810	$(3,655)

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2017	BlackRock S&P 500 Index V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$3,655	$—	$—	$—	$3,655

(a)	Includes cumulative appreciation (depreciation) on futures, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended 31 December, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$606,203	$—	$—	$—	$606,203

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$3,472	$—	$—	$—	$3,472

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,986,010

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments
Common Stocks(a)	$218,486,893	$—	$—	$218,486,893
Short-Term Securities	2,592,667	—	—	2,592,667

Subtotal	$221,079,560	$—	$—	$221,079,560

Investments valued at NAV(b)				3,040,406

Total Investments				$224,119,966

Derivative Financial Instruments(c)
Liabilities:
Equity contracts	$(3,655)	$—	$—	$(3,655)

(a)	See above Schedule of Investments for values in each industry.
(b)	As of December 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2017

BlackRock S&P 500 Index V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $2,951,673) (cost — $66,472,564)	$217,221,356
Investments at value — affiliated (cost — $6,047,782)	6,898,610
Cash pledged for futures contracts	91,000
Receivables:
Investments sold	156,720
Securities lending income — affiliated	456
Dividends — affiliated	1,337
Dividends — unaffiliated	222,360
From the Manager	904
Prepaid expenses	11,031

Total assets	224,603,774

LIABILITIES
Bank overdraft	5
Cash collateral on securities loaned at value	3,041,765
Payables:
Capital shares redeemed	1,815,228
Distribution fees	417
Variation margin on futures contracts	10,200
Investment advisory fees	30,388
Officer’s and Directors’ fees	3,877
Other affiliates	330
Other accrued expenses	110,097

Total liabilities	5,012,307

NET ASSETS	$219,591,467

NET ASSETS CONSIST OF
Paid-in capital	$70,949,643
Undistributed net investment income	15,576
Accumulated net realized loss	(2,969,717)
Net unrealized appreciation (depreciation)	151,595,965

NET ASSETS	$219,591,467

NET ASSET VALUE
Class I — Based on net assets of $216,250,992 and 9,478,333 shares outstanding, 100 million shares authorized, $0.10 par value	$22.82

Class II — Based on net assets of $3,340,475 and 147,642 shares outstanding, 100 million shares authorized, $0.10 par value	$22.63

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statement of Operations

Year Ended December 31, 2017

BlackRock S&P 500 Index V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$50,766
Dividends — unaffiliated	4,157,073
Securities lending income — affiliated — net	16,850

Total investment income	4,224,689

EXPENSES
Investment advisory	638,136
Transfer agent — class specific	111,636
Professional	68,187
Accounting services	46,806
Printing	36,104
Directors and Officer	22,872
Custodian	19,667
Transfer agent	5,001
Distribution — class specific	4,157
Miscellaneous	21,541

Total expenses	974,107
Less:
Fees waived and/or reimbursed by the Manager	(214,951)
Transfer agent fees reimbursed — class specific	(111,636)

Total expenses after fees waived and/or reimbursed	647,520

Net investment income	3,577,169

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments — affiliated	43,448
Investments — unaffiliated	10,334,133
Capital gain distributions from investment companies — affiliated	1
Futures contracts	606,203

10,983,785

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	246,260
Investments — unaffiliated	26,412,574
Futures contracts	3,472

26,662,306

Net realized and unrealized gain	37,646,091

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,223,260

See notes to financial statements.

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock S&P 500 Index V.I. Fund
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,577,169	$3,478,726
Net realized gain	10,983,785	8,754,845
Net change in unrealized appreciation (depreciation)	26,662,306	8,499,712

Net increase in net assets resulting from operations	41,223,260	20,733,283

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(3,518,974)	(3,462,212)
Class II	(50,068)	(37,791)
From net realized gain:
Class I	(8,765,237)	(9,370,529)
Class II	(134,609)	(114,078)

Decrease in net assets resulting from distributions to shareholders	(12,468,888)	(12,984,610)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(6,721,848)	981,987

NET ASSETS
Total increase in net assets	22,032,524	8,730,660
Beginning of year	197,558,943	188,828,283

End of year	$219,591,467	$197,558,943

Undistributed net investment income, end of year	$15,576	$7,449

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock S&P 500 Index V.I. Fund
	Class I
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$19.90	$19.08	$20.63	$19.43	$15.43

Net investment income(a)	0.37	0.37	0.37	0.35	0.30
Net realized and unrealized gain (loss)	3.91	1.85	(0.14)	2.25	4.61

Net increase from investment operations	4.28	2.22	0.23	2.60	4.91

Distributions:(b)
From net investment income	(0.39)	(0.38)	(0.42)	(0.36)	(0.31)
From net realized gain	(0.97)	(1.02)	(1.36)	(1.04)	(0.60)

Total distributions	(1.36)	(1.40)	(1.78)	(1.40)	(0.91)

Net asset value, end of year	$22.82	$19.90	$19.08	$20.63	$19.43

Total Return:(c)
Based on net asset value	21.50%	11.60%	1.05%	13.30%	31.87%

Ratios to Average Net Assets:
Total expenses	0.46%	0.46%	0.46%	0.46%	0.46%

Total expenses after fees waived and/or reimbursed	0.30%	0.31%	0.31%	0.34%	0.41%

Net investment income	1.68%	1.87%	1.76%	1.70%	1.69%

Supplemental Data:
Net assets, end of year (000)	$216,251	$195,261	$187,048	$204,029	$199,825

Portfolio turnover rate	3%	4%	4%	3%	4%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock S&P 500 Index V.I. Fund
	Class II
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$19.75	$18.94	$20.49	$19.31	$15.34

Net investment income(a)	0.34	0.33	0.33	0.32	0.27
Net realized and unrealized gain (loss)	3.87	1.85	(0.13)	2.22	4.58

Net increase from investment operations	4.21	2.18	0.20	2.54	4.85

Distributions:(b)
From net investment income	(0.36)	(0.35)	(0.39)	(0.32)	(0.28)
From net realized gain	(0.97)	(1.02)	(1.36)	(1.04)	(0.60)

Total distributions	(1.33)	(1.37)	(1.75)	(1.36)	(0.88)

Net asset value, end of year	$22.63	$19.75	$18.94	$20.49	$19.31

Total Return:(c)
Based on net asset value	21.31%	11.47%	0.89%	13.11%	31.67%

Ratios to Average Net Assets:
Total expenses	0.60%	0.62%	0.61%	0.60%	0.60%

Total expenses after fees waived and/or reimbursed	0.45%	0.46%	0.46%	0.48%	0.56%

Net investment income	1.54%	1.71%	1.61%	1.55%	1.54%

Supplemental Data:
Net assets, end of year (000)	$3,340	$2,298	$1,780	$1,962	$1,828

Portfolio turnover rate	3%	4%	4%	3%	4%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock S&P 500 Index V.I. Fund (the “Fund”). The Fund’s classification changed from non-diversified to diversified during the reporting period. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Reorganization: At a meeting held on November 15, 2017, the Board of Directors of BlackRock Variable Series Funds, Inc. (the “Company”) and, at a meeting held on December 1, 2017, the Board of Trustees of HIMCO VIT Portfolio Diversifier Fund (the “Target Fund”) approved a reorganization of the Target Fund with and into the Fund. The reorganization is subject to shareholder approval by the Target Fund’s shareholders and certain other conditions.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities are recognized on the accrual basis.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$1,046,061	$(1,046,061)	$—
Deutsche Bank Securities Inc.	370,780	(370,780)	—
Goldman Sachs & Co.	46,140	(46,140)	—
JP Morgan Securities LLC	324,497	(324,497)	—
Morgan Stanley	1,164,195	(1,164,195)	—

	$2,951,673	$(2,951,673)	$—

(a)	Cash collateral with a value of $3,041,765 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.30% of the average daily value of the Fund’s net assets.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.15% based upon the average daily net assets attributable to Class II.

For the year ended December 31, 2017, the class specific distribution fees borne directly by Class II was $4,157.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class II	Total
$110,368	$1,268	$111,636

Expense Limitations, Waivers and Reimbursements: BlackRock has contractually agreed to waive 0.10% of its management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $212,711.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $2,240.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived by the Manager.

For the year ended December 31, 2017, the Fund reimbursed the Manager $2,131 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I and Class II.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class II	Total
Transfer Agent Fees Reimbursed	$110,368	$1,268	$111,636

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class II
1.25%	1.40%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2019, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2017, the Fund paid BIM $5,942 for securities lending agent services.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$2,751,821
Sales	3,482,241
Net Realized Gain	1,387,501

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, excluding short-term securities, were $5,350,498 and $17,412,201, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/2017	12/31/2016
Ordinary income	$3,811,505	$3,831,956
Long term capital gains	8,657,383	9,152,654

	$12,468,888	$12,984,610

As of December 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$32,743
Undistributed long-term capital gains	1,789,749
Net unrealized gains(a)	146,819,332

$148,641,824

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the timing and recognition of partnership income.

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$77,300,635

Gross unrealized appreciation	$148,303,475
Gross unrealized depreciation	(1,484,144)

Net unrealized appreciation(depreciation)	$146,819,331

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.
The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
Share Class	Shares	Amount	Shares	Amount
Class I
Shares sold	853,159	$18,530,628	1,196,731	$23,140,247
Shares issued in reinvestment of distributions	537,342	12,284,211	640,814	12,832,741
Shares redeemed	(1,723,846)	(38,229,011)	(1,829,715)	(35,366,872)

Net increase (decrease)	(333,345)	$(7,414,172)	7,830	$606,116

Class II
Shares sold	133,824	$2,754,443	53,129	$1,004,364
Shares issued in reinvestment of distributions	8,145	184,677	7,643	151,869
Shares redeemed	(110,703)	(2,246,796)	(38,371)	(780,362)

Net increase	31,266	$692,324	22,401	$375,871

Total Net Increase (Decrease)	(302,079)	$(6,721,848)	30,231	$981,987

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of the Independent Registered Public Accounting Firm

To the Shareholders of BlackRock S&P 500 Index V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock S&P 500 Index V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock Total Return V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2017	BlackRock Total Return V.I. Fund

Investment Objective

BlackRock Total Return V.I. Fund’s (the “Fund”) investment objective is to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund’s Class I Shares outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, while the Fund’s Class III Shares underperformed.

What factors influenced performance?

Positive contributions to performance for the period came from allocations to U.S. securitized assets including non-agency mortgage-backed securities (“MBS”) and collateralized loan obligations (“CLOs”). Out-of-benchmark exposure to emerging market bonds and municipal bonds contributed positively as well.

The Fund’s positioning with respect to duration (and corresponding interest rate sensitivity) and macro strategies modestly detracted from performance relative to the benchmark.

Describe recent portfolio activity.

The Fund began 2017 positioned to benefit from reflation driven by firming global growth, with an underweight duration stance and an emphasis on carry-oriented (income) opportunities to be found lower in the capital structure. Within these overall themes, the Fund held an allocation to high yield credit and overweight exposure to securitized assets including commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), CLO’s and non-agency MBS, as well as emerging markets. In addition, the Fund maintained exposure to Treasury inflation-protected securities (“TIPS”) to capture any benefit from rising market expectations for inflation. As the period progressed, the Fund reduced its duration underweight as volatility remained low, global growth started to plateau following a strong recovery, and inflation expectations declined. This shift was designed to increase the Fund’s income generation given the lack of any catalyst for rate volatility to increase substantially, and made with the view that the market should favor strategies designed to generate income given the large demand for fixed income assets and low supply.

In the second half of the year, the Fund maintained an underweight duration on the belief that strong, synchronized global growth alongside less accommodative monetary policy from developed market central banks would push rates higher into year end. The Fund maintained a preference for income-oriented opportunities in areas such as securitized assets and emerging markets as the demand for yield kept valuations rich in credit sectors. Given these valuation concerns, the Fund held a preference for idiosyncratic stories with less broad market sensitivity within its investment grade and high yield corporate credit allocations.

Describe portfolio positioning at period end.

At the close of the period, the Fund remained underweight to duration as accelerating global growth, the prospect of tax reform, and low market volatility drove risk assets and rates higher into year end. The Fund was also positioned in anticipation of a steeper yield curve. Further, the Fund was positioned with a focus on generating income through overweight positions to securitized assets as well as allocations to select investment grade and high yield corporate bonds, with a continued preference for idiosyncratic stories given overall rich valuations. In addition, the Fund maintained its overweight position in emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Total Return V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.
(b)	Under normal circumstances, the Fund invests at least 80%, and typically invests 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities, government obligations and money market securities.
(c)	A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2017

	Standardized 30-Day Yield (b)	Unsubsidized 30-Day Yield (b)	6-Month Total Returns (c)	Average Annual Total Returns
				1 Year (c)	5 Years (c)	10 Years (c)
Class I(a)	2.68%	2.49%	1.08%	3.60%	2.39%	3.91%
Class III(a)	2.37	2.28	0.84	3.21	2.08	3.61	(d)
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	1.24	3.54	2.10	4.01

(a)	Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.
(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(d)	The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Ending Account Value 12/31/17	Expenses Paid During the Period (c)
Class I	$1,000.00	$1,010.80	$3.41	$3.45	$1,000.00	$1,020.92	$4.33	$1,021.78	$3.47
Class III	1,000.00	1,008.40	5.67	5.01	1,000.00	1,019.56	5.70	1,020.21	5.04

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.85% for Class I and 1.12% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(c)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.68% for Class I and 0.99% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of December 31, 2017 (continued)	BlackRock Total Return V.I. Fund

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
U.S. Government Sponsored Agency Securities	44%
U.S. Treasury Obligations	33
Corporate Bonds	27
Asset-Backed Securities	12
Non-Agency Mortgage-Backed Securities	7
Municipal Bonds	6
Foreign Government Obligations	4
Borrowed Bond Agreements	—	(a)
Floating Rate Loan Interests	—	(a)
Borrowed Bonds	—	(a)
Money Market Funds	—	(a)
Options Purchased	—	(a)
Preferred Securities	—	(a)
Foreign Agency Obligations	—	(a)
Other Interests	—	(a)
TBA Sale Commitments	(17)
Liabilities in Excess of Other Assets	(16)

(a)	Representing less than 0.5% of the Fund’s net assets.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa (c)	62%
AA/Aa	4
A	8
BBB/Baa	13
BB/Ba	1
B	1
CCC/Caa	1
DD/Da	1
N/R	9

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	Total investments exclude short-term securities and options purchased.
(c)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses	BlackRock Total Return V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 12.2%
Accredited Mortgage Loan Trust, Series 2006-1, Class M2, 1.89%, 04/25/36(a)	USD	190	$98,383
ACE Securities Corp. Home Equity Loan Trust(a):
Series 2003-OP1, Class A2, 2.27%, 12/25/33		122	117,945
Series 2007-HE4, Class A2A, 1.68%, 05/25/37		106	35,047
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, 2.46%, 07/15/26(a)(b)		250	250,757
Ajax Mortgage Loan Trust(b)(c):
Series 2016-B, Class A, 4.00%, 09/25/65		93	92,848
Series 2016-C, Class A, 4.00%, 10/25/57		86	86,791
Series 2017-A, Class A, 3.47%, 04/25/57		342	342,258
Allegro CLO II Ltd., Series 2014-1A, Class A1R, 2.67%, 01/21/27(a)(b)		500	502,268
Allegro CLO V Ltd., Series 2017-1A, Class A, 2.61%, 10/16/30(a)(b)		250	249,896
ALM V Ltd.(a)(b):
Series 2012-5A, Class A1R3, 2.26%, 10/18/27		290	290,187
Series 2012-5A, Class A2R3, 2.60%, 10/18/27		250	250,220
Series 2012-5A, Class BR3, 3.00%, 10/18/27		250	250,309
ALM XII Ltd., Series 2015-12A, Class A1R, 2.41%, 04/16/27(a)(b)		250	250,562
ALM XIV Ltd., Series 2014-14A, Class A1R, 2.53%, 07/28/26(a)(b)		1,250	1,250,288
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 05/01/27(a)		235	235,230
AMMC CLO 18 Ltd., Series 2016-18A, Class AL1, 3.03%, 05/26/28(a)(b)		170	171,104
AMMC CLO 19 Ltd., Series 2016-19A, Class C, 4.16%, 10/15/28(a)(b)		100	101,602
Anchorage Capital CLO 5 Ltd., Series 2014-5A, Class CR, 3.56%, 10/15/26(a)(b)		250	250,005
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, 2.63%, 07/15/30(a)(b)		250	251,769
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR, 2.32%, 10/15/27(a)(b)		750	750,356
Anchorage Capital CLO Ltd.(a)(b):
Series 2014-5RA, Class B, 0.00%, 01/15/30(d)		250	250,000
Series 2014-5RA, Class C, 0.00%, 01/15/30		250	250,000
Apidos CLO XII, Series 2013-12A, Class A, 2.46%, 04/15/25(a)(b)		353	353,264
Apidos CLO XV, Series 2013-15A, Class A1R, 2.46%, 10/20/25(a)(b)		500	500,723
APS Resecuritization Trust, Series 2016-1, Class 1MZ, 6.00%, 07/31/57(a)(b)		225	72,712
Arbor Realty Collateralized Loan Obligation Ltd.(a)(b):
Series 2015-FL2A, Class A, 3.23%, 09/15/25		250	252,027
Series 2017-FL3, Class A, 2.23%, 12/15/27(d)		130	130,082
Arbor Realty Commercial Real Estate Notes Ltd.(a)(b):
Series 2016-FL1A, Class A, 3.18%, 09/15/26		130	132,066
Series 2017-FL2, Class A, 2.40%, 08/15/27		250	250,340
Ares XXVIII CLO Ltd., Series 2013-3A, Class B1R, 2.85%, 10/17/24(a)(b)		250	250,844
Ares XXXIII CLO Ltd., Series 2015-1A, Class B2R, 4.29%, 12/05/25(a)(b)		250	255,576
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, 2.54%, 10/15/30(a)(b)		250	251,676
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, 1.79%, 05/25/35(a)(d)		61	46,394
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1LR, 2.40%, 02/17/26(a)(b)		250	250,241
Avery Point V CLO Ltd., Series 2014-5A, Class AR, 2.33%, 07/17/26(a)(b)		250	250,765

Security	Par (000)		Value
B2R Mortgage Trust(a)(b):
Series 2015-1, Class A1, 2.52%, 05/15/48	USD	75	$74,364
Series 2015-2, Class A, 3.34%, 11/15/48		91	92,298
Babson CLO Ltd., Series 2015-2A, Class AR, 2.55%, 10/20/30(a)(b)		260	262,158
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.93%, 12/10/25(a)		300	218,147
Battalion CLO IV Ltd., Series 2013-4A, Class A1R, 2.50%, 10/22/25(a)(b)		250	250,196
Bayview Financial Revolving Asset Trust(a)(b):
Series 2004-B, Class A1, 2.56%, 05/28/39		152	139,477
Series 2005-A, Class A1, 2.56%, 02/28/40		223	199,320
Series 2005-E, Class A1, 2.56%, 12/28/40		98	88,702
BCMSC Trust(a):
Series 2000-A, Class A2, 7.57%, 06/15/30		40	16,392
Series 2000-A, Class A3, 7.83%, 06/15/30		37	15,733
Series 2000-A, Class A4, 8.29%, 06/15/30		63	28,616
Bear Stearns Asset-Backed Securities I Trust(a):
Series 2007-FS1, Class 1A3, 1.72%, 05/25/35		84	85,633
Series 2007-HE2, Class 23A, 1.69%, 03/25/37		61	59,166
Series 2007-HE3, Class 1A4, 1.90%, 04/25/37		206	161,755
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 2.53%, 01/25/36(a)		20	19,810
Bear Stearns Mortgage Funding Trust, Series 2006-SL1, Class A1, 1.83%, 08/25/36(a)		83	83,618
BlueMountain CLO Ltd.(a)(b):
Series 2013-2A, Class A1R, 2.54%, 10/22/30		250	251,418
Series 2013-3A, Class AR, 2.27%, 10/29/25		250	250,051
Series 2013-4A, Class AR, 2.37%, 04/15/25		250	250,693
Bsprt Issuer Ltd., Series 2017-FL1, Class A, 2.83%, 06/15/27(a)(b)		130	130,446
Canyon Capital CLO Ltd., Series 2006-1A, Class A1, 1.84%, 12/15/20(a)(b)		106	106,176
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2012-4A, Class AR, 2.81%, 01/20/29		300	304,341
Series 2014-1A, Class CR, 4.10%, 04/17/25		250	250,515
Carrington Mortgage Loan Trust(a):
Series 2005-FRE1, Class M1, 2.02%, 12/25/35		160	158,965
Series 2006-FRE2, Class A2, 1.67%, 10/25/36		81	53,618
Series 2006-FRE2, Class A3, 1.71%, 10/25/36		161	107,540
Series 2006-FRE2, Class A5, 1.63%, 10/25/36		27	17,977
Series 2006-NC2, Class A3, 1.70%, 06/25/36		287	283,849
Series 2006-NC4, Class A3, 1.71%, 10/25/36		100	89,146
Series 2006-NC5, Class A5, 1.61%, 01/25/37		70	64,389
Series 2007-HE1, Class A2, 1.70%, 06/25/37		367	362,626
Series 2007-RFC1, Class A4, 1.77%, 10/25/36		100	70,288
CBAM Ltd., Series 2017-1A, Class A1, 2.58%, 07/20/30(a)(b)		250	252,173
C-BASS Trust:
Series 2006-CB7, Class A4, 1.71%, 10/25/36(a)		67	47,948
Series 2006-CB9, Class A2, 1.66%, 11/25/36(a)		37	24,174
Series 2006-CB9, Class A4, 1.78%, 11/25/36(a)		17	11,193
Series 2007-CB1, Class AF2, 3.71%, 01/25/37(c)		184	90,770
Series 2007-CB1, Class AF4, 3.71%, 01/25/37(c)		76	37,653
Series 2007-CB5, Class A2, 1.50%, 04/25/37(a)		63	47,536
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, 2.62%, 10/17/30(a)(b)		510	512,569
CIFC Funding Ltd.(a):
Series 2013-2A, Class A1LR, 2.56%, 10/18/30(b)		230	231,918
Series 2014-2A, Class A1LR, 2.65%, 05/24/26(b)		500	502,546
Series 2014-3A, Class C1R, 3.26%, 07/22/26(b)		250	251,029
Series 2014-4A, Class A1R, 2.73%, 10/17/26(b)		250	250,507
Series 2014-V, 2.75%, 01/17/27		890	893,146
Series 2015-2A, Class AR, 2.42%, 04/15/27(b)		250	249,749

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Citicorp Residential Mortgage Trust, Series 2007-2, Class M1, 5.24%, 06/25/37(c)	USD	100	$96,228
Citigroup Mortgage Loan Trust(a):
Series 2006-NC1, Class A2D, 1.80%, 08/25/36		100	81,327
Series 2007-AHL2, Class A3B, 1.75%, 05/25/37		271	201,782
Series 2007-AHL2, Class A3C, 1.82%, 05/25/37		123	92,285
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class M3, 1.87%, 11/25/36(a)		100	84,881
Colony American Homes, Series 2015-1A, Class A, 2.63%, 07/17/32(a)(b)		95	95,162
Conseco Finance Corp.(a):
Series 1997-3, Class M1, 7.53%, 03/15/28		64	63,512
Series 1997-6, Class M1, 7.21%, 01/15/29		42	41,549
Series 1998-8, Class M1, 6.98%, 09/01/30		118	98,059
Series 1999-5, Class A5, 7.86%, 03/01/30		50	39,868
Series 1999-5, Class A6, 7.50%, 03/01/30		36	27,745
Series 2001-D, Class B1, 3.98%, 11/15/32		74	73,787
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29(a)		58	31,587
Series 2000-4, Class A6, 8.31%, 05/01/32(a)		153	82,191
Series 2000-5, Class A7, 8.20%, 05/01/31		152	103,374
Countrywide Asset-Backed Certificates(a):
Series 2003-BC3, Class A2, 2.17%, 09/25/33		125	122,404
Series 2006-S10, Class A3, 1.87%, 10/25/36		52	49,251
Series 2006-SPS1, Class A, 1.77%, 12/25/25		3	3,087
Series 2007-S3, Class A3, 1.93%, 05/25/37		91	82,589
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.43%, 12/25/36(c)		17	13,818
Series 2006-MH1, Class B1, 6.25%, 10/25/36(b)(c)		100	102,856
Series 2006-SL1, Class A2, 5.56%, 09/25/36(b)(c)		91	18,632
Series 2007-CB6, Class A4, 1.58%, 07/25/37(a)(b)		65	43,910
Series 2007-RP1, Class A, 1.86%, 05/25/46(a)(b)		48	42,155
CSMC Trust, Series 2017-1, 4.50%, 03/25/21(a)		665	670,747
CWABS Asset-Backed Certificates Trust(a):
Series 2005-16, Class 1AF, 5.07%, 05/25/36		169	209,488
Series 2005-16, Class 2AF3, 4.59%, 05/25/36		39	48,785
Series 2006-11, Class 3AV2, 1.49%, 09/25/46		11	10,914
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, 1.75%, 03/15/34(a)		35	31,002
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-5, Class A, 2.45%, 10/25/34(a)		137	138,942
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 06/25/35		9	11,020
Series 2006-S5, Class A5, 6.16%, 06/25/35		16	17,394
Series 2007-S1, Class A3, 5.81%, 11/25/36(a)		35	35,032
CWHEQ Revolving Home Equity Loan Resuritization Trust(a)(b):
Series 2006-RES, Class 4Q1B, 1.78%, 12/15/33(d)		27	24,445
Series 2006-RES, Class 5B1B, 1.67%, 05/15/35(d)		17	14,789
Series 2006-RES, Class 5F1A, 1.72%, 12/15/35		271	246,835
CWHEQ Revolving Home Equity Loan Trust(a):
Series 2005-B, Class 2A, 1.66%, 05/15/35		30	27,677
Series 2006-H, Class 1A, 1.63%, 11/15/36		96	76,684
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(b)		216	222,170
Dryden 41 Senior Loan Fund, Series 2015-41A, Class A, 2.86%, 01/15/28(a)(b)		250	251,334
Dryden 53 CLO Ltd., Series 2017-53A, Class A, 0.00%, 01/15/31(a)(b)		800	800,000
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, 2.26%, 10/15/27(a)(b)		250	250,507

Security	Par (000)		Value
First Franklin Mortgage Loan Trust(a):
Series 2004-FFH3, Class M3, 2.60%, 10/25/34	USD	33	$28,841
Series 2006-FF5, Class 2A3, 1.71%, 04/25/36		37	34,570
Series 2006-FF16, Class 2A3, 1.69%, 12/25/36		823	512,623
Series 2006-FF17, Class A5, 1.70%, 12/25/36		708	586,558
Series 2006-FFH1, Class M2, 1.95%, 01/25/36		122	75,191
Flatiron CLO Ltd., Series 2015-1A, Class AR, 2.25%, 04/15/27(a)(b)		250	250,358
Fremont Home Loan Trust, Series 2006-3, Class 1A1, 1.69%, 02/25/37(a)		283	227,799
GE-WMC Asset-Backed Pass-Through Certificates(a):
Series 2005-2, Class A2C, 1.80%, 12/25/35		30	29,747
Series 2005-2, Class M1, 1.99%, 12/25/35		184	109,555
GE-WMC Mortgage Securities Trust, Series 2006-1, Class A2B, 1.70%, 08/25/36(a)		718	457,665
GMACM Home Equity Loan Trust, Series 2006-HE4, Class A2, 1.51%, 12/25/36(a)		94	90,753
GSAA Home Equity Trust(a):
Series 2007-2, Class AF3, 5.92%, 03/25/37		30	12,415
Series 2007-4, Class A3B, 1.90%, 03/25/37		120	16,643
GSAMP Trust(a):
Series 2006-FM2, Class A2B, 1.67%, 09/25/36		84	40,201
Series 2007-H1, Class A1B, 1.75%, 01/25/47		32	21,698
Series 2007-HS1, Class M6, 3.80%, 02/25/47		40	40,853
GT Loan Financing I Ltd., Series 2013-1A, Class A, 2.65%, 10/28/24(a)(b)		250	250,419
Highbridge Loan Management Ltd., Series 6A-2015, Class A, 2.84%, 05/05/27(a)(b)		250	250,373
Home Equity Asset Trust, Series 2007-1, Class 2A3, 1.70%, 05/25/37(a)		90	74,212
Home Equity Mortgage Loan Asset-Backed Trust(a):
Series 2004-A, Class M2, 3.58%, 07/25/34		30	30,597
Series 2007-B, Class 2A3, 1.75%, 07/25/37		130	87,806
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(c)		80	31,055
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 2.20%, 04/15/36(a)		32	29,632
Invitation Homes Trust(a)(b):
Series 2015-SFR3, Class A, 2.76%, 08/17/32		95	95,573
Series 2015-SFR3, Class E, 5.21%, 08/17/32		100	101,502
Irwin Home Equity Loan Trust, Series 2006-3, Class 2A3, 6.03%, 09/25/37(b)(c)		90	87,794
JPMorgan Mortgage Acquisition Trust:
Series 2006-CW1, Class M1, 1.82%, 05/25/36(a)		100	94,496
Series 2006-WF1, Class A3A, 5.83%, 07/25/36(c)		282	153,710
Series 2006-WF1, Class A5, 6.41%, 07/25/36(c)		62	33,743
Series 2006-WF1, Class A6, 6.00%, 07/25/36(c)		56	30,757
LCM 26 Ltd., Series 26A, Class A1, 0.00%, 01/20/31(a)(b)(d)		280	280,000
LCM XVIII LP, Series 18A, Class B1, 3.66%, 04/20/27(a)(b)		250	250,341
LCM Xxiv Ltd., Series 24A, Class A, 2.67%, 03/20/30(a)(b)		250	251,066
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class M1, 6.63%, 04/15/40(a)		90	93,792
Lendmark Funding Trust, Series 2017-1A, Class A, 2.83%, 01/22/24(b)		510	508,814
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(d)		103	102,912
Long Beach Mortgage Loan Trust(a):
Series 2006-2, Class 2A3, 1.74%, 03/25/46		830	423,677
Series 2006-2, Class 2A4, 1.84%, 03/25/46		251	130,903
Series 2006-3, Class 2A3, 1.73%, 05/25/46		394	183,704
Series 2006-4, Class 2A3, 1.71%, 05/25/36		435	224,169

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Long Beach Mortgage Loan Trust(a) (continued):
Series 2006-4, Class 2A4, 1.81%, 05/25/36	USD	483	$253,563
Series 2006-9, Class 2A2, 1.66%, 10/25/36		61	30,281
Series 2006-9, Class 2A3, 1.71%, 10/25/36		374	186,594
Series 2006-9, Class 2A4, 1.78%, 10/25/36		139	69,722
Series 2006-10, Class 2A3, 1.71%, 11/25/36		97	48,214
Series 2006-10, Class 2A4, 1.77%, 11/25/36		73	36,489
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, 4.80%, 03/25/32(a)		40	41,070
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2R, 2.48%, 07/20/26(a)(b)		830	832,995
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, 2.55%, 10/21/30(a)(b)		510	512,831
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, 2.52%, 07/29/30(a)(b)		250	251,950
Marble Point CLO XI Ltd., Series 2017-2A, Class A, 2.79%, 12/18/30(a)(b)		250	250,193
MASTR Asset Backed Securities Trust, Series 2006-HE2, Class A3, 1.70%, 06/25/36(a)		225	131,342
MASTR Resecuritization Trust, Series 2008-3, Class A1, 1.71%, 08/25/37(a)(b)		38	28,743
MASTR Specialized Loan Trust, Series 2006-3, Class A, 1.81%, 06/25/46(a)(b)		21	19,458
Merrill Lynch Mortgage Investors Trust(a):
Series 2006-OPT1, Class M1, 1.81%, 08/25/37		47	12,796
Series 2006-RM3, Class A2B, 1.64%, 06/25/37		29	8,685
Morgan Stanley ABS Capital I, Inc. Trust(a):
Series 2005-HE1, Class A2MZ, 2.15%, 12/25/34		155	151,613
Series 2005-HE5, Class M4, 2.42%, 09/25/35		148	67,986
Series 2007-NC1, Class A1, 1.68%, 11/25/36		506	323,037
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A2, 1.66%, 11/25/36(a)		35	17,385
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, 3.54%, 01/20/24(a)(b)		250	252,974
MP CLO III Ltd., Series 2013-1A, Class AR, 2.61%, 10/20/30(a)(b)		250	251,117
Navient Private Education Loan Trust(a)(b):
Series 2014-AA, Class A2B, 2.73%, 02/15/29		515	523,855
Series 2014-CTA, Class B, 3.23%, 10/17/44		200	203,072
Series 2016-AA, Class B, 3.50%, 12/16/58		100	96,671
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class B2R, 3.53%, 04/15/26(a)(b)		250	250,244
Neuberger Berman Loan Advisers CLO, Series 2017-26A, Class A, 2.56%, 10/18/30(a)(b)		250	251,115
Oakwood Mortgage Investors, Inc.(a):
Series 2001-D, Class A2, 5.26%, 01/15/19		26	20,159
Series 2001-D, Class A4, 6.93%, 09/15/31		15	13,023
Series 2002-B, Class M1, 7.62%, 06/15/32		81	67,520
OCP CLO Ltd.(a)(b):
Series 2017-13A, Class A1A, 2.56%, 07/15/30		300	302,432
Series 2017-14A, Class B, 3.56%, 11/20/30(d)		250	250,000
Octagon Investment Partners 24 Ltd.(a)(b):
Series 2015-1A, Class A1R, 2.34%, 05/21/27		470	470,229
Series 2015-1A, Class A2AR, 2.79%, 05/21/27		310	310,210
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class AR, 2.46%, 04/15/26(a)(b)		457	457,339
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 2.47%, 07/17/25(a)(b)		451	451,779
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R, 3.05%, 10/25/25(a)(b)		250	250,716
OFSI Fund VI Ltd., Series 2014-6A, Class A2, 3.26%, 03/20/25(a)(b)		101	101,138
OHA Loan Funding Ltd., Series 2013-2A, Class A, 2.58%, 08/23/24(a)(b)		212	212,053

Security	Par (000)		Value
OneMain Financial Issuance Trust(b):
Series 2014-2A, Class B, 3.02%, 09/18/24	USD	100	$100,044
Series 2014-2A, Class D, 5.31%, 09/18/24		200	201,904
Series 2016-2A, Class A, 4.10%, 03/20/28		200	202,584
Option One Mortgage Accep Corp. Asset-Backed Certificates, Series 2003-4, Class A2, 2.19%, 07/25/33(a)		199	197,330
Option One Mortgage Loan Trust:
Series 2007-CP1, Class 2A3, 1.76%, 03/25/37(a)		90	63,092
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(c)		504	495,534
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, 2.68%, 10/15/37(a)(b)		116	113,721
Ownit Mortgage Loan Trust, Series 2006-2, Class A2C, 6.00%, 01/25/37(c)		70	64,708
OZLM Funding II Ltd., Series 2012-2A, Class A1R, 2.82%, 10/30/27(a)(b)		1,043	1,045,484
OZLM Funding III Ltd., Series 2013-3A, Class BR, 4.36%, 01/22/29(a)(b)		320	326,331
OZLM Funding IV Ltd., Series 2013-4A, Class A1R, 2.61%, 10/22/30(a)(b)		390	392,553
OZLM Funding V Ltd., Series 2013-5A, Class BR, 3.70%, 01/17/26(a)(b)		250	250,388
OZLM IX Ltd., Series 2014-9A, Class CR, 4.91%, 01/20/27(a)(b)		250	250,796
Palmer Square CLO Ltd., Series 2013-1A, Class A2R, 2.92%, 05/15/25(a)(b)		400	400,079
Palmer Square Loan Funding Ltd., Series 2017-1A, Class A1, 2.06%, 10/15/25(a)(b)		420	420,061
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2017-1A, Class A1, 2.63%, 11/14/29		280	280,965
Series 2017-1A, Class A2, 3.11%, 11/14/29		300	301,019
Progress Residential Trust(b):
Series 2016-SFR1, Class A, 2.96%, 09/17/33(a)		198	200,436
Series 2016-SFR1, Class E, 5.31%, 09/17/33(a)		100	102,644
Series 2016-SFR2, Class E, 5.01%, 01/17/34(a)		100	102,599
Series 2017-SFR1, Class A, 2.77%, 08/17/34		100	99,057
PRPM LLC, Series 2017-1A, Class A1, 4.25%, 01/25/22(b)(c)(d)		120	119,805
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, 2.57%, 10/15/30(a)(b)		250	251,220
Race Point X CLO Ltd., Series 2016-10A, Class A, 2.97%, 07/25/28(a)(b)		250	252,322
RAMP Trust(a):
Series 2006-RS6, Class A4, 1.82%, 11/25/36		239	199,817
Series 2007-RS1, Class A3, 1.72%, 02/25/37		180	99,562
RCO Mortgage LLC, Series 2015-NQM1, Class A, 5.05%, 11/25/45(a)(b)		5	4,597
Rockford Tower CLO Ltd.(a)(b):
Series 2017-1A, Class A, 2.73%, 04/15/29		250	251,796
Series 2017-1A, Class B, 3.16%, 04/15/29		250	251,508
Series 2017-2A, Class C, 3.54%, 10/15/29		250	250,554
Series 2017-3A, Class A, 2.80%, 10/20/30		250	249,711
Securitized Asset Backed Receivables LLC Trust,
Series 2006-WM4, Class A1, 1.74%, 11/25/36(a)(b)		110	68,658
SG Mortgage Securities Trust, Series 2006-OPT2, Class A3D, 1.76%, 10/25/36(a)		100	69,314
Silver Creek CLO Ltd., Series 2014-1A, Class AR, 2.60%, 07/20/30(a)(b)		250	251,697
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3, 1.92%, 03/15/24(a)		373	371,862
SMB Private Education Loan Trust, Series 2015-B, Class B, 3.50%, 12/17/40(b)		100	100,098
Sound Point CLO XI Ltd., Series 2016-1A, Class A, 3.01%, 07/20/28(a)(b)		250	252,097

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Sound Point CLO XII Ltd., Series 2016-2A, Class A, 3.02%, 10/20/28(a)(b)	USD	250	$252,537
Sound Point CLO XIV Ltd., Series 2016-3A, Class A, 2.89%, 01/23/29(a)(b)		260	262,346
Sound Point CLO XV Ltd., Series 2017-1A, Class A, 2.75%, 01/23/29(a)(b)		250	251,776
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, 2.35%, 01/25/35(a)		4	3,974
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 04/25/29(b)		331	332,763
Stanwich Mortgage Loan Co. LLC(b)(c)(d):
Series 2016-NPL2, Class NOTE, 3.72%, 08/16/46		273	272,964
Series 2017-NPB1, Class A1, 3.60%, 05/17/22		559	560,259
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 1.85%, 01/25/35(a)		139	135,580
Symphony CLO XII Ltd., Series 2013-12A, Class AR, 2.39%, 10/15/25(a)(b)		255	255,383
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, 2.15%, 11/17/30(a)(b)		250	251,318
THL Credit Wind River CLO Ltd., Series 2014-2A, Class A2, 2.81%, 07/15/26(a)(b)		250	250,147
TICP CLO III Ltd., Series 2014-3A, Class AR, 2.54%, 01/20/27(a)(b)		250	251,104
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(b)		36	34,974
Union Pacific Railroad Co. Pass-Through Trust, Series 14-1, 3.23%, 05/14/26		102	104,253
United Airlines Pass-Through Trust, Series B, Class B, 4.75%, 04/11/22		15	15,131
Velocity Commercial Capital Loan Trust(a):
Series 2016-2, Class AFL, 3.13%, 10/25/46		94	95,148
Series 2016-2, Class M4, 7.23%, 10/25/46		100	107,404
Series 2017-1, Class AFL, 2.80%, 05/25/47(b)		140	140,714
Venture XIX CLO Ltd.(a)(b):
2.58%, 10/15/29		315	315,427
Series 2014-19A, Class AR, 2.73%, 01/15/27		250	250,334
Vibrant CLO III Ltd., Series 2015-3A, Class A1R, 2.84%, 04/20/26(a)(b)		250	250,730
Voya CLO Ltd.(a)(b):
Series 2013-2A, Class A1, 2.52%, 04/25/25		225	225,462
Series 2014-3A, Class A1R, 2.24%, 07/25/26(d)		250	250,000
Wachovia Asset Securitization Issuance II LLC Trust,
Series 2007-HE2A, Class A, 1.68%, 07/25/37(a)(b)		109	99,880
WaMu Asset-Backed Certificates WaMu Trust(a):
Series 2007-HE2, Class 2A3, 1.80%, 04/25/37		578	324,128
Series 2007-HE2, Class 2A4, 1.91%, 04/25/37		36	20,504
Washington Mutural Asset-Backed Certificates WMABS Trust(a):
Series 2006-HE4, Class 2A2, 1.73%, 09/25/36		171	86,484
Series 2006-HE5, Class 1A, 1.71%, 10/25/36		198	163,939
Series 2007-HE2, Class 2A2, 1.77%, 02/25/37		218	95,613
Wellfleet CLO Ltd., Series 2017-1A, Class A1, 2.68%, 04/20/29(a)(b)		250	251,660
WVUE, Series 2015-1A, Class A, 4.50%, 09/25/20(b)(c)(d)		25	24,753
Yale Mortgage Loan Trust, Series 2007-1, Class A, 1.95%, 06/25/37(a)(b)		100	44,588
York CLO-2 Ltd., Series 2015-1A, Class AR, 2.61%, 01/22/31(a)(b)(d)		250	250,000

Total Asset-Backed Securities — 12.2% (Cost: $50,902,965)			51,289,007

Security	Par (000)		Value
Corporate Bonds — 26.3%

Aerospace & Defense — 0.4%
BAE Systems Holdings, Inc.(b):
2.85%, 12/15/20	USD	39	$39,176
4.75%, 10/07/44		8	8,932
Lockheed Martin Corp.:
3.55%, 01/15/26		44	45,688
3.60%, 03/01/35		139	140,120
4.50%, 05/15/36		18	20,183
4.07%, 12/15/42		94	98,958
4.09%, 09/15/52		56	58,621
Northrop Grumman Corp.:
2.93%, 01/15/25		360	357,861
3.85%, 04/15/45		100	100,791
United Technologies Corp.:
1.78%, 05/04/18(c)		284	283,565
4.15%, 05/15/45		98	104,396
4.05%, 05/04/47		265	277,370

			1,535,661
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 01/15/34		185	209,708
3.90%, 02/01/35		194	197,082

			406,790
Airlines — 0.2%
American Airlines Group, Inc., 4.63%, 03/01/20(b)		69	70,121
Delta Air Lines, Inc., 2.88%, 03/13/20		871	876,054
Gol Finance, Inc., 7.00%, 01/31/25(b)		66	64,879

			1,011,054
Auto Components — 0.1%
Aptiv plc:
4.25%, 01/15/26		115	122,041
4.40%, 10/01/46		111	114,338

			236,379
Automobiles — 0.2%
Hyundai Capital America, 2.55%, 04/03/20(b)		786	779,585

Banks — 6.1%
Bank of America Corp.:
2.25%, 04/21/20		290	290,203
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(e)		935	933,362
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(e)		1,735	1,730,109
3.30%, 01/11/23		202	206,646
3.88%, 08/01/25		460	485,221
3.50%, 04/19/26		376	384,424
3.25%, 10/21/27		174	172,664
4.18%, 11/25/27		460	480,362
(LIBOR USD 3 Month + 1.37%), 3.59%, 07/21/28(e)		75	76,234
Barclays plc, 4.95%, 01/10/47		200	221,933
BB&T Corp., 2.45%, 01/15/20		96	96,318
BNP Paribas SA(b):
2.95%, 05/23/22		565	566,229
3.80%, 01/10/24		200	206,925
Citigroup, Inc.:
1.80%, 02/05/18		142	141,985
2.50%, 07/29/19		453	454,390
2.90%, 12/08/21		620	624,080
3.50%, 05/15/23		114	116,039
3.88%, 03/26/25		135	138,193

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Banks (continued)
Citigroup, Inc. (continued):
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(e)	USD	145	$150,087
(LIBOR USD 3 Month + 1.39%), 3.67%, 07/24/28(e)		555	563,075
4.13%, 07/25/28		637	656,527
Citizens Bank NA:
2.25%, 03/02/20		544	541,409
2.65%, 05/26/22		555	549,925
Credit Agricole SA, 3.25%, 10/04/24(b)		495	491,670
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 03/26/20		250	250,975
Fifth Third Bank, 2.25%, 06/14/21		216	213,935
HSBC Holdings plc:
2.65%, 01/05/22		928	921,840
(USD Swap Rate 5 Year + 3.75%), 6.00%(e)(f)		380	399,475
(LIBOR USD 3 Month + 1.55%), 4.04%, 03/13/28(e)		124	129,226
Intesa Sanpaolo SpA(b):
3.13%, 07/14/22		465	461,647
5.02%, 06/26/24		611	625,617
JPMorgan Chase & Co.:
2.97%, 01/15/23		1,140	1,149,560
3.90%, 07/15/25		196	205,475
(LIBOR USD 3 Month + 1.38%), 3.54%, 05/01/28(e)		220	223,816
(LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(e)		1,060	1,089,646
Lloyds Banking Group plc, 3.75%, 01/11/27		214	217,324
Mitsubishi UFJ Financial Group, Inc., 3.00%, 02/22/22		455	457,890
Mizuho Financial Group, Inc., 2.95%, 02/28/22		1,338	1,339,309
Royal Bank of Scotland Group plc(e):
(LIBOR USD 3 Month + 1.47%), 2.89%, 05/15/23		645	652,066
(LIBOR USD 3 Month + 1.48%), 3.50%, 05/15/23		495	496,079
Santander Holdings USA, Inc.(b):
3.70%, 03/28/22		115	116,384
3.40%, 01/18/23		410	408,402
Santander UK Group Holdings plc, 2.88%, 08/05/21		635	633,444
Sumitomo Mitsui Trust Bank Ltd.(b):
2.05%, 03/06/19		1,634	1,629,766
1.95%, 09/19/19		555	550,567
UBS Group Funding Switzerland AG(b):
4.13%, 09/24/25		200	209,891
4.25%, 03/23/28		500	526,844
UniCredit SpA, (USD Swap Rate 5 Year + 3.70%), 5.86%, 06/19/32(b)(e)		655	697,940
US Bancorp:
2.95%, 07/15/22		190	192,562
3.10%, 04/27/26		70	69,507
3.15%, 04/27/27		160	160,293
Washington Mutual Bank(d)(g)(h):
1.40%, 11/06/09		300	—
0.00%, 09/19/17(i)		250	—
Washington Mutual, Inc., 1.40%, 09/29/17(a)(d)(g)(h)		500	—
Wells Fargo & Co.:
2.60%, 07/22/20		77	77,474
2.55%, 12/07/20		95	95,385
2.10%, 07/26/21		180	176,986
2.63%, 07/22/22		830	825,536

			25,482,871

Security	Par (000)		Value
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21	USD	516	$518,589
3.30%, 02/01/23		185	189,309
3.65%, 02/01/26		1,120	1,155,815
4.70%, 02/01/36		135	150,950

			2,014,663
Biotechnology — 0.9%
AbbVie, Inc.:
2.50%, 05/14/20		439	440,353
2.90%, 11/06/22		106	106,308
4.50%, 05/14/35		1,230	1,350,961
Amgen, Inc.:
2.13%, 05/01/20		107	106,431
4.40%, 05/01/45		222	241,544
Baxalta, Inc., 4.00%, 06/23/25		310	320,409
Gilead Sciences, Inc.:
2.35%, 02/01/20		20	20,093
2.50%, 09/01/23		117	115,505
4.60%, 09/01/35		27	30,423
4.00%, 09/01/36		650	687,654
4.50%, 02/01/45		105	116,700
4.15%, 03/01/47		48	51,056

			3,587,437
Building Products — 0.2%
CRH America Finance, Inc., 3.40%, 05/09/27(b)		210	209,952
Johnson Controls International plc, 5.13%, 09/14/45		180	211,297
LafargeHolcim Finance US LLC, 4.75%, 09/22/46(b)		240	254,262

			675,511
Capital Markets — 1.4%
Bank of New York Mellon Corp. (The), (LIBOR USD 3 Month + 3.13%), 4.62%(e)(f)		270	274,388
Blackstone Holdings Finance Co. LLC, 4.00%, 10/02/47(b)		240	239,047
Credit Suisse AG, 3.00%, 10/29/21		259	261,658
Credit Suisse Group AG, 4.28%, 01/09/28(b)		250	260,650
Goldman Sachs Group, Inc. (The):
2.63%, 01/31/19		263	264,136
2.00%, 04/25/19		68	67,795
2.60%, 04/23/20		138	138,188
2.75%, 09/15/20		65	65,325
2.63%, 04/25/21		143	142,900
2.35%, 11/15/21		498	490,450
(LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/38(e)		140	143,975
Moody’s Corp., 2.75%, 12/15/21		230	230,288
Morgan Stanley:
2.80%, 06/16/20		239	241,156
2.75%, 05/19/22		1,190	1,185,632
3.75%, 02/25/23		193	200,018
3.70%, 10/23/24		126	130,199
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(e)		860	867,915
(LIBOR USD 3 Month + 1.46%), 3.97%, 07/22/38(e)		250	258,874
Northern Trust Corp., (LIBOR USD 3 Month + 1.13%), 3.37%, 05/08/32(e)		195	194,277
State Street Corp., 2.65%, 05/19/26		103	100,200

			5,757,071
Chemicals — 0.1%
Agrium, Inc., 4.13%, 03/15/35(j)		46	47,522

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Chemicals (continued)
Dow Chemical Co. (The):
4.38%, 11/15/42	USD	23	$24,200
4.63%, 10/01/44		103	112,599
Eastman Chemical Co., 4.80%, 09/01/42		59	64,872
EI du Pont de Nemours & Co., 2.20%, 05/01/20		105	104,908
Monsanto Co., 3.60%, 07/15/42		107	98,035
Sherwin-Williams Co. (The):
4.00%, 12/15/42		20	20,054
4.50%, 06/01/47		75	82,001

			554,191
Commercial Services & Supplies — 0.2%
Catholic Health Initiatives, 4.35%, 11/01/42		30	28,961
Pitney Bowes, Inc., 4.13%, 05/15/22		340	312,375
Waste Management, Inc., 3.90%, 03/01/35		336	352,251

			693,587
Communications Equipment — 0.0%
Harris Corp., 2.70%, 04/27/20		28	28,113
Juniper Networks, Inc., 3.30%, 06/15/20		63	63,817

			91,930
Construction & Engineering — 0.0%
Mexico City Airport Trust, 5.50%, 07/31/47(b)		200	197,500

Consumer Finance — 1.0%
AerCap Ireland Capital DAC:
4.63%, 10/30/20		462	484,306
3.50%, 05/26/22		531	538,891
American Express Credit Corp.:
2.25%, 08/15/19		177	177,370
3.30%, 05/03/27		100	101,477
Discover Financial Services, 4.10%, 02/09/27		104	106,531
Ford Motor Credit Co. LLC, 3.22%, 01/09/22		1,070	1,076,592
General Motors Financial Co., Inc.:
3.10%, 01/15/19		41	41,219
3.70%, 11/24/20		117	120,110
3.20%, 07/06/21		600	605,857
3.15%, 06/30/22		630	629,510
4.00%, 01/15/25		151	155,148
Synchrony Financial:
2.60%, 01/15/19		94	94,178
2.70%, 02/03/20		48	48,120
4.50%, 07/23/25		105	109,725
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%, 15.00% Floor), 24.71%, 04/11/22(b)(e)		108	105,030

			4,394,064
Containers & Packaging — 0.2%
International Paper Co., 4.35%, 08/15/48		470	490,698
Reynolds Group Issuer, Inc., 5.75%, 10/15/20		204	206,565

			697,263
Diversified Consumer Services — 0.1%
Northwestern University, 3.66%, 12/01/57		288	296,006
University of Notre Dame du Lac, 3.39%, 02/15/48		160	159,574
University of Southern California, 3.03%, 10/01/39		96	91,637
Wesleyan University, 4.78%, 07/01/2116		79	83,862

			631,079
Diversified Financial Services — 0.6%
ARI Investments LLC, (LIBOR USD 3 Month + 0.00%), 0.00%, 01/06/25(d)(e)		1,000	1,000,000
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		545	589,830

Security	Par (000)		Value
Diversified Financial Services (continued)
Nationwide Building Society, (USD Swap Rate 5 Year + 1.85%), 4.12%, 10/18/32(b)(e)	USD	300	$300,101
ORIX Corp., 2.90%, 07/18/22		155	154,458
Shell International Finance BV:
4.13%, 05/11/35		291	317,439
3.63%, 08/21/42		44	43,442
3.75%, 09/12/46		245	249,881
Woodside Finance Ltd., 3.65%, 03/05/25(b)		16	16,097

			2,671,248
Diversified Telecommunication Services — 1.3%
AT&T, Inc.:
4.25%, 03/01/27		240	244,660
3.90%, 08/14/27		330	332,205
5.25%, 03/01/37		254	268,636
5.15%, 02/14/50		810	820,096
Deutsche Telekom International Finance BV, 3.60%, 01/19/27(b)		150	150,728
Verizon Communications, Inc.:
(LIBOR USD 3 Month + 0.55%), 2.00%, 05/22/20(e)		2,640	2,655,350
4.13%, 03/16/27		500	521,356
4.50%, 08/10/33		400	419,532
4.40%, 11/01/34		75	76,428

			5,488,991
Electric Utilities — 1.4%
Baltimore Gas & Electric Co., 3.50%, 08/15/46		77	75,443
Duke Energy Corp.:
4.80%, 12/15/45		220	254,251
3.75%, 09/01/46		240	237,339
Emera US Finance LP:
2.15%, 06/15/19		147	146,428
2.70%, 06/15/21		222	221,459
Enel Finance International NV(b):
2.88%, 05/25/22		420	418,858
3.63%, 05/25/27		440	437,164
3.50%, 04/06/28		710	694,471
Entergy Corp., 2.95%, 09/01/26		210	204,318
Eversource Energy, 2.90%, 10/01/24		305	302,679
Exelon Corp.:
2.85%, 06/15/20		161	162,501
2.45%, 04/15/21		38	37,828
4.95%, 06/15/35		48	54,737
4.45%, 04/15/46		465	505,326
FirstEnergy Corp., 4.85%, 07/15/47		235	262,257
Genneia SA, 8.75%, 01/20/22(b)		65	71,434
MidAmerican Energy Co., 4.40%, 10/15/44		91	103,604
Northern States Power Co., 3.40%, 08/15/42		170	168,247
Oncor Electric Delivery Co. LLC, 4.55%, 12/01/41		120	138,698
Pampa Energia SA, 7.38%, 07/21/23(b)		53	57,770
Southern Co. (The), 4.40%, 07/01/46		235	250,269
Stoneway Capital Corp., 10.00%, 03/01/27(b)		150	159,494
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(b)		250	259,334
Virginia Electric & Power Co.:
3.50%, 03/15/27		291	300,863
4.45%, 02/15/44		44	49,642
4.20%, 05/15/45		143	155,337
4.00%, 11/15/46		110	117,728

			5,847,479
Electrical Equipment — 0.0%
Eaton Corp., 2.75%, 11/02/22		118	118,345

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Electronic Equipment, Instruments & Components — 0.0%
Amphenol Corp., 3.20%, 04/01/24	USD	114	$114,771
Tyco Electronics Group SA:
3.45%, 08/01/24		30	30,840
3.13%, 08/15/27		65	64,866

			210,477
Energy Equipment & Services — 0.2%
Halliburton Co., 3.80%, 11/15/25		760	789,843
Schlumberger Holdings Corp., 3.00%, 12/21/20(b)		164	166,124

			955,967
Equity Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.:
3.30%, 02/15/21		81	82,485
3.45%, 09/15/21		77	78,701
3.00%, 06/15/23		1,040	1,037,277
4.40%, 02/15/26		16	16,825
Boston Properties LP, 3.65%, 02/01/26		280	284,448
Crown Castle International Corp.:
3.40%, 02/15/21		48	49,019
2.25%, 09/01/21		197	193,677
3.20%, 09/01/24		405	400,801

			2,143,233
Food & Staples Retailing — 0.2%
CVS Health Corp.:
4.00%, 12/05/23		235	244,333
5.13%, 07/20/45		125	143,262
Walgreens Boots Alliance, Inc.:
4.80%, 11/18/44		387	416,662
4.65%, 06/01/46		8	8,427

			812,684
Food Products — 0.1%
Arcor SAIC, 6.00%, 07/06/23(b)		23	24,409
Kraft Heinz Foods Co., 4.38%, 06/01/46		270	267,448
Tyson Foods, Inc., 3.95%, 08/15/24		185	194,559

			486,416
Gas Utilities — 0.0%
Dominion Energy Gas Holdings LLC, 4.60%, 12/15/44		97	106,718

Health Care Equipment & Supplies — 0.7%
Abbott Laboratories:
2.80%, 09/15/20		75	75,504
3.88%, 09/15/25		25	25,858
3.75%, 11/30/26		1,025	1,052,538
Becton Dickinson and Co.:
2.13%, 06/06/19		600	598,652
2.68%, 12/15/19		114	114,412
2.89%, 06/06/22		425	422,341
4.69%, 12/15/44		30	32,805
Boston Scientific Corp., 2.65%, 10/01/18		82	82,324
Medtronic, Inc., 4.38%, 03/15/35		270	304,375
Stryker Corp., 4.63%, 03/15/46		69	78,357

			2,787,166
Health Care Providers & Services — 0.8%
Aetna, Inc.:
4.50%, 05/15/42		88	94,247
4.13%, 11/15/42		32	32,409
4.75%, 03/15/44		60	66,984
3.88%, 08/15/47		260	256,235
AHS Hospital Corp., 5.02%, 07/01/45		49	59,301

Security	Par (000)		Value
Health Care Providers & Services (continued)
Anthem, Inc.:
1.88%, 01/15/18	USD	276	$275,981
2.30%, 07/15/18		457	457,998
3.70%, 08/15/21		161	165,958
Baylor Scott & White Holdings, 4.19%, 11/15/45		40	42,876
Cigna Corp., 3.25%, 04/15/25		281	282,370
HCA, Inc., 3.75%, 03/15/19		210	211,837
Kaiser Foundation Hospitals, 4.15%, 05/01/47		320	345,773
Laboratory Corp. of America Holdings, 2.63%, 02/01/20		63	63,166
New York and Presbyterian Hospital (The), 3.56%, 08/01/36		40	40,313
Northwell Healthcare, Inc., 4.26%, 11/01/47		59	60,335
Ochsner Clinic Foundation, 5.90%, 05/15/45		35	45,699
RWJ Barnabas Health, Inc., 3.95%, 07/01/46		29	29,564
Southern Baptist Hospital of Florida, Inc., 4.86%, 07/15/45		35	40,305
SSM Health Care Corp., 3.82%, 06/01/27		297	307,994
Trinity Health Corp., 4.13%, 12/01/45		119	126,177
UnitedHealth Group, Inc.:
2.70%, 07/15/20		46	46,532
4.63%, 07/15/35		16	18,633
4.20%, 01/15/47		123	132,539

			3,203,226
Hotels, Restaurants & Leisure — 0.1%
Caesars Growth Properties Holdings LLC, 9.38%, 05/01/22		190	203,300
McDonald’s Corp.:
4.70%, 12/09/35		270	306,685
4.88%, 12/09/45		27	31,278

			541,263
Household Durables — 0.1%
Newell Brands, Inc.:
2.88%, 12/01/19		164	165,317
5.38%, 04/01/36		85	99,483

			264,800
Industrial Conglomerates — 0.1%
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 07/20/23(b)		4	4,260
General Electric Co., 4.50%, 03/11/44		216	239,278
Honeywell International, Inc., 3.81%, 11/21/47(b)		55	57,192
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44		16	17,715

			318,445
Insurance — 0.4%
Allstate Corp. (The), 4.20%, 12/15/46		134	146,205
American International Group, Inc., 3.88%, 01/15/35		89	89,336
Aon plc, 4.75%, 05/15/45		50	55,594
Marsh & McLennan Cos., Inc.:
3.75%, 03/14/26		18	18,799
4.35%, 01/30/47		28	31,015
MetLife, Inc., 4.60%, 05/13/46		165	188,209
Principal Financial Group, Inc., 4.30%, 11/15/46		300	320,880
Travelers Cos., Inc. (The):
4.60%, 08/01/43		120	138,546
4.00%, 05/30/47		170	181,023
Willis North America, Inc., 3.60%, 05/15/24		546	555,065

			1,724,672
Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc., 3.88%, 08/22/37(b)		575	610,132

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
IT Services — 0.2%
DXC Technology Co., 2.88%, 03/27/20	USD	124	$124,603
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		7	7,192
4.50%, 08/15/46		38	39,611
Total System Services, Inc., 4.80%, 04/01/26		235	254,245
Visa, Inc., 4.15%, 12/14/35		198	219,831

			645,482
Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc.:
4.15%, 02/01/24		359	380,811
3.65%, 12/15/25		398	408,436

			789,247
Media — 1.1%
CBS Corp., 2.30%, 08/15/19		96	95,933
Charter Communications Operating LLC:
4.46%, 07/23/22		405	422,556
4.91%, 07/23/25		79	83,992
3.75%, 02/15/28		410	392,865
6.38%, 10/23/35		99	115,595
6.48%, 10/23/45		150	174,889
5.38%, 05/01/47		385	394,760
Comcast Corp.:
3.38%, 08/15/25		279	286,333
4.25%, 01/15/33		35	38,149
4.40%, 08/15/35		196	214,286
3.20%, 07/15/36		380	361,348
4.75%, 03/01/44		380	435,772
4.60%, 08/15/45		45	50,475
3.40%, 07/15/46		65	61,500
Cox Communications, Inc., 3.15%, 08/15/24(b)		335	329,936
CSC Holdings LLC, 7.63%, 07/15/18		190	194,275
Discovery Communications LLC, 3.80%, 03/13/24		151	153,182
Interpublic Group of Cos., Inc. (The), 4.00%, 03/15/22		62	64,082
NBCUniversal Media LLC, 4.45%, 01/15/43		76	82,933
Time Warner Cable LLC:
5.00%, 02/01/20		58	60,529
4.13%, 02/15/21		160	164,765
4.00%, 09/01/21		22	22,659
5.50%, 09/01/41		63	65,664
4.50%, 09/15/42		9	8,444
Time Warner, Inc.:
2.10%, 06/01/19		260	259,497
3.60%, 07/15/25		50	50,112
4.85%, 07/15/45		156	163,836
Viacom, Inc.:
2.75%, 12/15/19		9	8,987
4.50%, 03/01/21		69	71,829

			4,829,183
Metals & Mining — 0.4%
Anglo American Capital plc, 3.63%, 09/11/24(b)		270	268,707
Barrick Gold Corp., 5.25%, 04/01/42		190	219,051
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43		180	220,688
Glencore Funding LLC, 4.00%, 03/27/27(b)		440	441,768
Newmont Mining Corp.:
3.50%, 03/15/22		250	255,219
4.88%, 03/15/42		175	194,198
Nucor Corp., 5.20%, 08/01/43		40	48,461
Rio Tinto Finance USA plc, 4.13%, 08/21/42		110	117,712
Steel Dynamics, Inc., 5.13%, 10/01/21		96	98,400

			1,864,204

Security	Par (000)		Value
Multiline Retail — 0.1%
Target Corp., 2.50%, 04/15/26	USD	235	$225,944

Multi-Utilities — 0.1%
Dominion Energy, Inc., 2.58%, 07/01/20		245	245,102
NiSource Finance Corp., 3.49%, 05/15/27		210	213,747

			458,849
Oil, Gas & Consumable Fuels — 1.9%
Andeavor Logistics LP, 5.50%, 10/15/19		210	217,984
Apache Corp.:
2.63%, 01/15/23		181	177,495
4.25%, 01/15/44		555	537,670
BP Capital Markets plc, 3.22%, 04/14/24		470	481,578
Cenovus Energy, Inc., 4.25%, 04/15/27		260	259,374
Concho Resources, Inc.:
3.75%, 10/01/27		590	597,703
4.88%, 10/01/47		70	76,120
Enbridge, Inc.:
2.90%, 07/15/22		205	203,759
3.70%, 07/15/27		165	165,696
Endeavor Energy Resources LP, 7.00%, 08/15/21(b)		210	217,497
Enterprise Products Operating LLC:
5.10%, 02/15/45		38	43,360
4.90%, 05/15/46		177	195,018
EOG Resources, Inc.:
2.45%, 04/01/20		343	343,981
4.15%, 01/15/26		85	90,466
Exxon Mobil Corp.:
1.82%, 03/15/19		529	528,155
4.11%, 03/01/46		118	132,070
Hess Corp., 5.80%, 04/01/47		400	445,117
Kinder Morgan Energy Partners LP:
4.30%, 05/01/24		288	299,854
4.25%, 09/01/24		397	411,165
Kinder Morgan, Inc., 5.05%, 02/15/46		520	539,727
Marathon Petroleum Corp., 5.85%, 12/15/45		125	143,984
MPLX LP:
4.13%, 03/01/27		210	215,090
5.20%, 03/01/47		68	74,625
Pioneer Natural Resources Co., 4.45%, 01/15/26		50	53,592
Resolute Energy Corp., 8.50%, 05/01/20		210	213,675
Spectra Energy Partners LP, 4.50%, 03/15/45		230	237,159
Sunoco Logistics Partners Operations LP, 5.40%, 10/01/47		275	276,857
TransCanada PipeLines Ltd.:
1.88%, 01/12/18		48	47,999
2.50%, 08/01/22		44	43,720
Valero Energy Corp., 3.65%, 03/15/25		305	313,192
Williams Partners LP, 4.00%, 09/15/25		310	317,196

			7,900,878
Paper & Forest Products — 0.0%
Georgia-Pacific LLC, 7.38%, 12/01/25		97	123,457

Pharmaceuticals — 0.4%
Allergan Funding SCS:
2.35%, 03/12/18		354	354,281
3.80%, 03/15/25		500	509,023
Merck & Co., Inc., 3.60%, 09/15/42		165	168,446
Pfizer, Inc., 4.00%, 12/15/36		510	558,696

			1,590,446
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
4.15%, 04/01/45		80	86,936
4.70%, 09/01/45		35	41,005
4.13%, 06/15/47		120	131,487
CSX Corp., 4.25%, 11/01/66		124	123,899
Norfolk Southern Corp., 4.05%, 08/15/52(b)		112	116,084
Penske Truck Leasing Co. LP, 3.40%, 11/15/26(b)		273	269,554

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Road & Rail (continued)
Union Pacific Corp.:
3.38%, 02/01/35	USD	27	$27,347
3.60%, 09/15/37		230	238,295
3.88%, 02/01/55		134	136,142

			1,170,749
Semiconductors & Semiconductor Equipment — 1.0%
Analog Devices, Inc.:
3.90%, 12/15/25		20	20,908
3.50%, 12/05/26		450	455,390
5.30%, 12/15/45		20	23,770
Applied Materials, Inc.:
3.30%, 04/01/27		218	221,727
4.35%, 04/01/47		129	144,711
Broadcom Corp.(b):
2.38%, 01/15/20		1,073	1,065,743
3.00%, 01/15/22		1,165	1,155,132
3.63%, 01/15/24		270	268,484
Lam Research Corp.:
2.75%, 03/15/20		121	121,857
2.80%, 06/15/21		116	116,728
QUALCOMM, Inc.:
2.60%, 01/30/23		290	282,871
4.80%, 05/20/45		78	83,892
Xilinx, Inc., 2.95%, 06/01/24		125	124,220

			4,085,433
Software — 0.8%
Autodesk, Inc., 3.50%, 06/15/27		425	416,893
Microsoft Corp.:
3.50%, 02/12/35		231	240,347
3.45%, 08/08/36		540	556,734
4.25%, 02/06/47		495	565,919
Oracle Corp.:
3.25%, 05/15/30		151	152,643
3.90%, 05/15/35		181	191,732
4.00%, 07/15/46		183	194,714
4.38%, 05/15/55		47	52,533
VMware, Inc., 2.30%, 08/21/20		1,190	1,183,253

			3,554,768
Specialty Retail — 0.1%
Home Depot, Inc. (The), 5.88%, 12/16/36		120	162,385
Lowe’s Cos., Inc., 4.38%, 09/15/45		150	165,791

			328,176
Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.:
3.00%, 02/09/24		276	279,503
2.85%, 05/11/24		1,040	1,044,659
3.45%, 02/09/45		39	38,061
4.65%, 02/23/46		509	596,057
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18		470	472,265
2.10%, 10/04/19(b)		445	441,954
3.60%, 10/15/20		228	232,788
HP, Inc., 3.75%, 12/01/20		16	16,511

			3,121,798
Thrifts & Mortgage Finance — 0.1%
BPCE SA, 3.00%, 05/22/22(b)		330	329,817

Tobacco — 0.3%
BAT Capital Corp., 4.39%, 08/15/37(b)		355	372,786
Reynolds American, Inc.:
2.30%, 06/12/18		60	60,070
3.25%, 06/12/20		25	25,403
4.45%, 06/12/25		590	629,085

			1,087,344
Trading Companies & Distributors — 0.2%
Air Lease Corp., 2.63%, 07/01/22		415	409,403
Aviation Capital Group LLC, 2.88%, 09/17/18(b)		160	160,537

Security	Par (000)		Value
Trading Companies & Distributors (continued)
GATX Corp.:
2.60%, 03/30/20	USD	59	$58,985
3.85%, 03/30/27		86	87,437

			716,362
Wireless Telecommunication Services — 0.1%
Rogers Communications, Inc., 5.00%, 03/15/44		22	25,408
Sprint Spectrum Co. LLC, 3.36%, 09/20/21(b)		526	529,225

			554,633

Total Corporate Bonds — 26.3% (Cost: $108,982,347)			110,414,668

Floating Rate Loan Interests — 0.4%(k)

Capital Markets — 0.4%(d)
LSTAR Securities Financing Vehicle I, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 3.86%, 04/07/20		1,115	1,105,619
LSTAR Securities Financing Vehicle II LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 3.36%, 06/01/20		500	494,357

			1,599,976

Total Floating Rate Loan Interests — 0.4% (Cost: $1,604,826)			1,599,976

Foreign Agency Obligations — 0.4%

Argentina — 0.1%
YPF SA:
8.88%, 12/19/18(b)		69	72,864
8.50%, 03/23/21(b)		12	13,572
8.75%, 04/04/24		68	78,098
6.95%, 07/21/27(b)		65	68,997

			233,531
Brazil — 0.2%
Petrobras Global Finance BV:
5.38%, 01/27/21		155	161,200
8.38%, 05/23/21		145	165,373
6.13%, 01/17/22		545	578,381
5.30%, 01/27/25(b)		26	26,078
7.38%, 01/17/27		27	29,727
6.00%, 01/27/28(b)		26	26,065

			986,824
Mexico — 0.1%
Petroleos Mexicanos, 6.50%, 03/13/27(b)		264	288,552

Total Foreign Agency Obligations — 0.4% (Cost: $1,484,472)			1,508,907

Foreign Government Obligations — 4.2%

Argentina — 0.3%
Republic of Argentina:
6.25%, 04/22/19		680	709,580
8.00%, 10/08/20		28	31,371
8.75%, 05/07/24		349	403,496
7.82%, 12/31/33	EUR	48	67,078
6.25%, 11/09/47		108	131,292

			1,342,817
Brazil — 0.0%
Federative Republic of Brazil, 0.00%, 01/01/19(i)	BRL	362	102,170

Colombia — 0.2%
Republic of Colombia, 3.88%, 04/25/27	USD	850	865,300

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Egypt — 0.2%
Arab Republic of Egypt:
0.00%, 10/16/18(i)	EGP	8,675	$427,775
0.00%, 11/13/18(i)		5,400	263,341
0.00%, 11/27/18(i)		2,550	123,466
5.75%, 04/29/20	USD	145	151,610

			966,192
Hungary — 0.1%
Republic of Hungary, 5.38%, 03/25/24		280	316,742

Indonesia — 0.7%
Republic of Indonesia:
8.38%, 03/15/24	IDR	319,000	26,141
4.75%, 01/08/26	USD	400	434,537
8.38%, 09/15/26	IDR	2,856,000	237,838
4.35%, 01/08/27	USD	200	211,676
7.00%, 05/15/27	IDR	1,073,000	82,882
7.50%, 08/15/32		7,218,000	562,482
8.38%, 03/15/34		2,667,000	219,179
8.25%, 05/15/36		10,493,000	862,332
7.50%, 05/15/38		3,525,000	272,153

			2,909,220
Lebanon — 0.2%
Lebanese Republic:
6.10%, 10/04/22	USD	218	211,856
6.65%, 04/22/24		75	73,244
6.25%, 11/04/24		236	226,647
6.85%, 03/23/27		251	242,294

			754,041
Mexico — 1.3%
United Mexican States:
4.75%, 06/14/18	MXN	2,300	115,433
5.00%, 12/11/19		62,700	3,035,302
4.15%, 03/28/27	USD	2,204	2,285,548

			5,436,283
Panama — 0.1%
Republic of Panama, 3.75%, 03/16/25		280	292,040

Peru — 0.0%
Republic of Peru, 7.35%, 07/21/25		100	129,550

Philippines — 0.2%
Republic of the Philippines, 5.50%, 03/30/26		720	849,953

Russia — 0.3%
Russian Federation:
6.40%, 05/27/20	RUB	11,861	203,772
7.50%, 08/18/21		17,179	303,483
7.40%, 12/07/22		3,666	64,490
7.75%, 09/16/26		6,899	122,488
8.15%, 02/03/27		17,737	324,114
4.25%, 06/23/27	USD	200	205,900
7.05%, 01/19/28	RUB	7,314	123,396

			1,347,643
South Africa — 0.3%
Republic of South Africa:
5.50%, 03/09/20	USD	444	466,076
5.88%, 05/30/22		100	109,200
6.25%, 03/31/36	ZAR	5,016	291,680
6.50%, 02/28/41		2,224	126,882
8.75%, 02/28/48		2,410	176,613

			1,170,451

Security	Par (000)		Value
Tunisia — 0.0%
Banque Centrale de Tunisie, 4.50%, 06/22/20	EUR	50	$62,755

Turkey — 0.2%
Republic of Turkey:
7.00%, 06/05/20	USD	276	297,754
5.63%, 03/30/21		100	105,260
7.38%, 02/05/25		208	239,521
6.00%, 03/25/27		200	212,943

			855,478
Uruguay — 0.1%
Republic of Uruguay, 4.38%, 10/27/27		270	289,130

Total Foreign Government Obligations — 4.2% (Cost: $17,851,220)			17,689,765

Municipal Bonds — 5.5%
Adams & Weld Counties School District No 27J Brighton, Series 2017, GO, 5.00%, 12/01/42		60	71,929
Alamo Community College District;
Series 2017, GO, 5.00%, 08/15/30		40	49,230
Series 2017, GO, 5.00%, 08/15/31		40	48,998
Series 2017, GO, 5.00%, 08/15/34		40	48,500
Series 2017, GO, 5.00%, 08/15/35		40	48,386
Series 2017, GO, 5.00%, 08/15/36		60	72,465
Series 2017, GO, 5.00%, 08/15/37		60	72,295
Series 2017, GO, 5.00%, 08/15/38		50	60,151
American Municipal Power, Inc., Series 2009B, RB, 6.45%, 02/15/44		30	41,214
Arizona Health Facilities Authority (Banner Health), Series 2007B, RB, VRDN, 1.71%, 01/01/37(a)		35	31,505
Bay Area Toll Authority;
Series 2010S-1, RB, 6.92%, 04/01/40		90	129,854
Series 2010S-1, RB, 7.04%, 04/01/50		190	300,166
Buckeye Tobacco Settlement Financing Authority, Series 2007A-2, RB, 5.88%, 06/01/47		180	173,439
California Health Facilities Financing Authority (Cedars- Sinai Medical Center), Series 2016A, RB, 5.00%, 08/15/33		40	47,810
California State Public Works Board (Various Capital Projects), Series 2009G, Sub-series G-2, RB, 8.36%, 10/01/34		35	53,603
Central Texas Regional Mobility Authority;
Series 2015A, RB, 5.00%, 01/01/45		30	33,829
Series 2016, RB, 5.00%, 01/01/46		30	33,918
Chesapeake Bay Bridge & Tunnel District (Parallel Thimble Shoal Tunnel Project);
Series 2016, RB, 5.00%, 07/01/41		30	34,860
Series 2016, RB, 5.00%, 07/01/51		25	28,086
Chino Valley Unified School District (San Bernardino County), Series 2017A, GO, 5.25%, 08/01/47		90	110,533
City & County of Denver Airport System;(l)
Series 2017A, RB, 5.00%, 11/15/28		40	48,617
Series 2017A, RB, 5.00%, 11/15/29		40	48,384
Series 2017A, RB, 5.00%, 11/15/30		30	36,114
Series 2017B, RB, 5.00%, 11/15/33		15	18,086
City and County of Honolulu, Hawaii, Series 2017A, GO, 5.00%, 09/01/41		30	36,002
City of Aurora, Series 2016, RB, 5.00%, 08/01/46		60	70,804
City of Houston Combined Utility System, Series 2016B, RB, 5.00%, 11/15/35		40	47,557
City of Long Beach, Series 2016, 5.00%, 05/15/47		80	96,459
City of Los Angeles Department of Airports, Series 2017A, RB, 5.00%, 05/15/47		50	58,916
City of Miami Beach Water & Sewer, Series 2017C, 5.00%, 09/01/47		40	47,254

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
City of Philadelphia;
Series 2017B, 5.00%, 07/01/42	USD	70	$80,991
Series 2017B, 5.00%, 07/01/47		90	103,731
City of Phoenix Civic Improvement Corp., Series 2017A, 5.00%, 07/01/47		30	34,979
City of Riverside, Series 2010A, RB, 7.61%, 10/01/40		50	76,129
Clark County School District;
Series 2015C, GO, 5.00%, 06/15/27		5	5,992
Series 2015C, GO, 5.00%, 06/15/28		15	17,891
Colorado Health Facilities Authority (Catholic Health Initiatives), Series 2011A, RB, 5.25%, 02/01/31		25	26,801
Commonwealth Financing Authority, Series 2016A, RB, 4.14%, 06/01/38		60	63,606
Commonwealth of Massachusetts (Rail Enhancement & Accelerated Bridge Programs);
Series 2017F, GO, 5.00%, 11/01/39		70	84,283
Series 2017A, RB, 5.00%, 06/01/40		50	60,424
Series 2017F, GO, 5.00%, 11/01/40		130	156,276
Series 2017A, RB, 5.00%, 06/01/41		60	72,451
Series 2017F, GO, 5.00%, 11/01/41		70	84,081
Series 2017F, GO, 5.00%, 11/01/42		70	83,947
Series 2017A, RB, 5.00%, 06/01/43		60	72,334
Series 2017F, GO, 5.00%, 11/01/44		130	155,654
Series 2017F, GO, 5.00%, 11/01/45		70	83,747
Series 2017F, GO, 5.00%, 11/01/46		90	107,503
Commonwealth of Puerto Rico, Series 2014A, GO, 8.00%, 07/01/35(g)(h)		820	194,750
Connecticut State Health & Educational Facilities Authority (Hartford Healthcare Corporation);
Series 2015F, RB, 5.00%, 07/01/45		60	66,353
Series 2015L, RB, 5.00%, 07/01/45		90	102,519
Contra Costa Community College District, Series 2010B, GO, 6.50%, 08/01/34		10	13,009
County of Clark Department of Aviation, Series 2017C, RB, 5.00%, 07/01/21		60	65,770
County of Fairfax, Series 2017, RB, 5.00%, 07/15/44		30	36,242
County of Miami-Dade;
Series 2016B, RB, 2.50%, 10/01/24		80	77,283
Series 2017D, RB, 3.35%, 10/01/29		20	19,731
Series 2017D, RB, 3.45%, 10/01/30		35	35,381
Series 2017D, RB, 3.50%, 10/01/31		30	30,357
Series 2016A, GO, 5.00%, 07/01/35		30	35,431
Series 2015A, RB, 5.00%, 10/01/38		10	11,477
Dallas Area Rapid Transit;
Series 2016A, RB, 5.00%, 12/01/41		60	70,002
Series 2016A, RB, 5.00%, 12/01/46		90	104,655
District of Columbia, Series 2009E, RB, 5.59%, 12/01/34		95	117,410
Dutchess County Local Development Corp. (Health Quest Systems, Inc. Project), Series 2016B, RB, 5.00%, 07/01/46		100	114,737
East Bay Municipal Utility District (Alameda and Contra Costa Counties), Series 2017A, RB, 5.00%, 06/01/45		30	36,226
Eastern Municipal Water District Financing Authority, Series 2017D, 5.00%, 07/01/47		30	36,191
Florida State Board of Administration Finance Corp., Series 2016A, RB, 2.64%, 07/01/21		150	150,154
Golden State Tobacco Securitization Corp., Series 2007A-1, RB, 5.13%, 06/01/47		140	139,888
Grant County Public Utility District No. 2 (The Priest Rapids Project), Series 2015M, RB, 4.58%, 01/01/40		15	15,758

Security	Par (000)		Value
Great Lakes Water Authority Michigan Water Supply System, Series 2016C, RB, 5.25%, 07/01/33	USD	20	$24,203
Health & Educational Facilities Authority of the State of Missouri (Saint Luke’s Health System, Inc.);
Series 2016, RB, 5.00%, 11/15/29		25	29,488
Series 2017A, RB, 3.65%, 08/15/57		100	101,635
Kentucky Economic Development Finance Authority (Owensboro Health, Inc.), Series 2015A, RB, 5.25%, 06/01/50		30	33,071
Lexington County Health Services District, Inc., Series 2016, 5.00%, 11/01/41		60	67,511
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42		145	213,298
Los Angeles County Metropolitan Transportation Authority;
Series 2017A, RB, 5.00%, 07/01/32		70	86,509
Series 2017A, RB, 5.00%, 07/01/40		130	158,175
Series 2017A, RB, 5.00%, 07/01/41		90	109,421
Series 2017A, RB, 5.00%, 07/01/42		280	339,590
Los Angeles Department of Water & Power, Series 2010A, RB, 6.60%, 07/01/50		30	46,602
Los Angeles Unified School District, Series 2010I, GO, 6.76%, 07/01/34		150	207,168
Massachusetts Bay Transportation Authority;
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/39		30	35,967
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/40		30	35,939
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/41		40	47,882
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/41		30	35,911
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/42		40	47,845
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/42		30	35,884
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/43		30	35,856
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/44		30	35,828
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/45		30	35,800
Massachusetts Clean Water Trust (The);
Series 19, RB, 5.00%, 02/01/27		15	18,416
Series 19, RB, 5.00%, 02/01/28		35	42,825
Massachusetts Development Finance Agency (Partners Healthcare System Issue), Series 2016Q, RB, 5.00%, 07/01/47		50	57,774
Mesquite Independent School District, Series 2017B, GO, 5.00%, 08/15/42		60	71,102
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center), Series 2016A, RB, 5.00%, 07/01/46		60	68,073
Metropolitan St. Louis Sewer District, Series 2017A, 5.00%, 05/01/42		80	96,250
Metropolitan Transportation Authority;
Series 2017C-1, RB, 5.00%, 11/15/25		60	72,458
Series 2017C-1, RB, 5.00%, 11/15/26		160	195,906
Series 2010A, RB, 6.67%, 11/15/39		55	77,849
Series 2010C-1, RB, 6.69%, 11/15/40		30	42,443
Series 2017A, RB, 5.00%, 11/15/42		60	71,461
Series 2017A, Sub-Series A-1, RB, 5.25%, 11/15/57		80	95,394

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement Project);
Series 2016A, RB, 5.00%, 10/01/32	USD	90	$106,100
Series 2009B, RB, 0.00%, 10/01/39(i)		30	13,663
Series 2009D, RB, 7.46%, 10/01/46		30	46,029
Miami-Dade County Educational Facilities Authority (University of Miami Issue), Series 2015B, RB, 5.07%, 04/01/50		30	33,612
Michigan Finance Authority (Henry Ford Health System);
Series 2016, RB, 5.00%, 11/15/41		30	33,941
Series 2017A-MI, RB, 5.00%, 12/01/47		190	209,418
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Corporation), Series 2016A, RB, 5.00%, 09/01/46		60	66,013
Municipal Electric Authority of Georgia (General Resolution Projects);
Series 2009B, RB, 5.00%, 01/01/20		60	63,587
Series 2010A, RB, 6.64%, 04/01/57		40	51,274
New Jersey Educational Facilities Authority;
Series 2017I, 5.00%, 07/01/26		40	49,791
Series 2017I, 5.00%, 07/01/34		40	49,050
Series 2017I, 5.00%, 07/01/35		70	85,637
New Jersey Transportation Trust Fund Authority, Series 2016A, Sub-Series A-1, RB, 5.00%, 06/15/29		30	34,089
New Jersey Turnpike Authority, Series 2009F, RB, 7.41%, 01/01/40		60	92,611
New Orleans Aviation Board (North Terminal Project), Series 2015B, RB, 5.00%, 01/01/40		50	56,334
New York City Municipal Water Finance Authority;
Series 2010AA, RB, 5.75%, 06/15/41		35	47,781
Series 2010EE, RB, 6.01%, 06/15/42		25	35,176
Series 2011EE, RB, 5.38%, 06/15/43		200	219,966
Series 2011EE, RB, 5.50%, 06/15/43		240	265,910
Series 2011CC, RB, 5.88%, 06/15/44		40	55,336
Series 2017DD, RB, 5.00%, 06/15/47		270	319,313
New York City Transitional Finance Authority;
Series 2017A, RB, 2.28%, 05/01/26		45	42,216
Series 2017F, Sub-Series F-2, RB, 3.05%, 05/01/27		160	157,810
Series 2017B, RB, 5.00%, 08/01/31		20	24,147
Series 2016E, Sub-Series E-1, RB, 5.00%, 02/01/35		40	47,305
Series 2017A, Sub-Series A-1, RB, 5.00%, 05/01/36		40	47,442
Series 2015S-2, RB, 5.00%, 07/15/40		30	35,482
New York Convention Center Development Corp.;
Series 2015, RB, 5.00%, 11/15/40		30	34,493
Series 2016A, RB, 5.00%, 11/15/46		90	105,602
New York Liberty Development Corp., Series 2005, RB, 5.25%, 10/01/35		40	52,441
New York State Dormitory Authority;
Series 2016D, RB, 5.00%, 02/15/27		30	36,824
Series 2016D, RB, 5.00%, 02/15/28		30	36,665
Series 2016A, RB, 5.00%, 03/15/29		90	110,571
Series 2016A, RB, 5.00%, 02/15/31		30	36,116
Series 2015B, RB, 5.00%, 03/15/32		40	47,923
Series 2017B, RB, 5.00%, 02/15/34		60	72,522
Series 2017B, RB, 5.00%, 02/15/35		60	72,351
Series 2017B, RB, 5.00%, 02/15/36		60	72,238
Series 2017B, RB, 5.00%, 02/15/37		60	72,068
Series 2017B, RB, 5.00%, 02/15/38		60	71,955
Series 2017B, RB, 5.00%, 02/15/39		60	71,899
Series 2017B, RB, 5.00%, 02/15/40		130	155,658
Series 2010H, RB, 5.39%, 03/15/40		30	37,852

Security	Par (000)		Value
New York State Dormitory Authority (continued);
Series 2017B, RB, 5.00%, 02/15/41	USD	60	$71,786
Series 2017B, RB, 5.00%, 02/15/42		110	131,505
Series 2017B, RB, 5.00%, 02/15/43		110	131,402
New York State Urban Development Corp.;
Series 2017B, RB, 2.86%, 03/15/24		190	188,645
Series 2017B, RB, 3.12%, 03/15/25		100	100,355
Series 2017D, 3.32%, 03/15/29		140	139,675
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment Project);
Series 2016A, RB, 5.00%, 07/01/46		30	32,941
Series 2016A, RB, 5.25%, 01/01/50		280	310,646
North Texas Tollway Authority;
Series 2017A, RB, 5.00%, 01/01/35		50	58,954
Series 2017A, RB, 5.00%, 01/01/39		40	47,357
Series 2017B, RB, 5.00%, 01/01/39		40	46,746
Series 2017A, RB, 5.00%, 01/01/43		110	129,604
Series 2017B, RB, 5.00%, 01/01/43		30	34,905
Northwest Independent School District, Series 2017, GO, 5.00%, 02/15/42		80	94,030
Orange County Local Transportation Authority, Series 2010A, RB, 6.91%, 02/15/41		75	105,744
Oregon School Boards Association;
Series 2002B, GO, 5.48%, 06/30/22		170	191,061
Series 2002B, GO, 5.49%, 06/30/23		245	279,557
Series 2005A, GO, 4.76%, 06/30/28		160	176,189
Oxnard School District, Series 2016A, GO, 5.00%, 08/01/45		40	47,237
Palm Beach County School District, Series 2017A, COP, 5.00%, 08/01/26		170	207,616
Pennsylvania Turnpike Commission;
Series 2017B, Sub-Series B-1, RB, 5.00%, 06/01/42		30	34,096
Series 2017B, Sub-Series B-1, RB, 5.25%, 06/01/47		30	34,830
Port Authority of New York & New Jersey;
Series 181, RB, 4.96%, 08/01/46		80	99,150
Series 180-1, RB, 5.00%, 11/15/47		30	35,202
Series 174, RB, 4.46%, 10/01/62		115	132,794
Series 192, RB, 4.81%, 10/15/65		60	73,090
Public Power Generation Agency, Series 2016A, RB, 5.00%, 01/01/35		40	46,480
Richardson Independent School District, Series 2017, GO, 5.00%, 02/15/42		60	70,331
Royal Oak Hospital Finance Authority (William Beaumont Hospital Obligated Group), Series 2014D, RB, 5.00%, 09/01/39		40	44,619
Salt Lake City Corp.;
Series 2017A, RB, 5.00%, 07/01/47		105	121,768
Series 2017B, RB, 5.00%, 07/01/47		50	58,841
Salt River Project Agricultural Improvement & Power District (Arizona Salt River Project);
Series 2017A, RB, 5.00%, 01/01/30		30	37,469
Series 2017A, RB, 5.00%, 01/01/31		10	12,388
Series 2017A, RB, 5.00%, 01/01/34		30	36,775
Series 2017A, RB, 5.00%, 01/01/35		20	24,457
Series 2017A, RB, 5.00%, 01/01/36		40	48,835
Series 2015A, RB, 5.00%, 12/01/36		40	47,141
Series 2017A, RB, 5.00%, 01/01/37		90	109,612
Series 2017A, RB, 5.00%, 01/01/38		50	60,796
Series 2017A, RB, 5.00%, 01/01/39		30	36,448
San Antonio Education Facilities Corp. (Trinity University Project), Series 2017, 5.00%, 06/01/47		70	82,408

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
San Antonio Electric & Gas, Series 2010A, RB, 5.81%, 02/01/41	USD	90	$119,629
San Diego Public Facilities Financing Authority, Series 2016A, RB, 5.00%, 05/15/39		50	59,508
San Diego Unified School District;
Series 2017I, GO, 5.00%, 07/01/41		80	96,886
Series 2012I, 5.00%, 07/01/47		50	60,319
San Francisco City & County Airport Comm-San Francisco International Airport;
Series 2016B, RB, 5.00%, 05/01/41		60	69,452
Series 2016B, RB, 5.00%, 05/01/46		30	34,606
Series 2017A, RB, 5.00%, 05/01/47		70	81,811
San Jose Redevelopment Agency Successor Agency, Series 2017A-T, 2.96%, 08/01/24		250	249,570
South Carolina Public Service Authority;
Series 2016D, RB, 2.39%, 12/01/23		292	277,975
Series 2012E, RB, 3.72%, 12/01/23		80	80,605
Series 2015B, RB, 5.00%, 12/01/24		30	35,253
Series 2015A, RB, 5.00%, 12/01/25		50	59,000
Series 2015A, RB, 5.00%, 12/01/26		20	23,466
Series 2016A, RB, 5.00%, 12/01/27		20	23,638
Series 2015A, RB, 5.00%, 12/01/28		40	46,550
Series 2016A, RB, 5.00%, 12/01/28		20	23,457
Series 2016A, RB, 5.00%, 12/01/29		40	46,716
Series 2016B, RB, 5.00%, 12/01/31		10	11,673
Series 2016B, RB, 5.00%, 12/01/32		20	23,260
Series 2014C, RB, 5.00%, 12/01/46		30	33,739
Series 2014A, RB, 5.00%, 12/01/49		60	66,765
Series 2010C, RB, 6.45%, 01/01/50		136	184,590
Series 2015A, RB, 5.00%, 12/01/50		60	67,369
State Board of Administration Finance Corp., Series 2013A, RB, 3.00%, 07/01/20(l)		130	131,702
State of California;
Series 2016, GO, 5.00%, 09/01/27		5	6,196
Series 2009, GO, 7.50%, 04/01/34		60	88,849
Series 2009, GO, 7.55%, 04/01/39		265	417,007
Series 2009, GO, 7.30%, 10/01/39		25	37,296
Series 2009, GO, 7.35%, 11/01/39		40	60,029
Series 2010, GO, 7.60%, 11/01/40		40	63,877
State of Delaware, Series 2017A, GO, 5.00%, 01/01/24		40	47,442
State of Georgia, Series 2016C-1, GO, 5.00%, 07/01/26		25	31,075
State of Illinois, Series 2003, GO, 5.10%, 06/01/33		220	219,635
State of Kansas Department of Transportation, Series 2015B, RB, 5.00%, 09/01/35		30	35,451
State of Maryland;
Series 2017B, GO, 5.00%, 08/01/24		160	191,624
Series 2017B, GO, 5.00%, 08/01/26		50	62,125
State of Ohio;
Series 2017A, GO, 5.00%, 05/01/27(m)		60	72,211
Series 2017A, GO, 5.00%, 05/01/30		40	47,930
Series 2017A, GO, 5.00%, 03/15/32		90	104,811
Series 2017A, GO, 5.00%, 05/01/32		60	71,311
Series 2017A, GO, 5.00%, 05/01/34		40	47,303
Series 2017A, GO, 5.00%, 05/01/35		40	47,214
Series 2017A, GO, 5.00%, 05/01/36		90	106,098
Series 2017A, GO, 5.00%, 05/01/37		70	82,366
State of Texas;
Series 2017, RB, TAN, 4.00%, 08/30/18		320	325,280
Series 2015B, GO, 5.00%, 10/01/36		170	202,785

Security	Par (000)		Value
State of Washington;
Series R-2015C, GO, 5.00%, 07/01/28	USD	5	$5,964
Series R-2017A, GO, 5.00%, 08/01/28		30	36,586
Series R-2017A, GO, 5.00%, 08/01/29		30	36,455
Series R-2015C, GO, 5.00%, 07/01/30		180	213,406
Series R-2017A, GO, 5.00%, 08/01/30		30	36,272
Series 2018B, GO, 5.00%, 08/01/40		40	47,606
Series 2018A, GO, 5.00%, 08/01/40		80	95,213
Series 2016A-1, GO, 5.00%, 08/01/40		100	118,067
Series 2017D, GO, 5.00%, 02/01/41		60	70,831
Series 2018A, GO, 5.00%, 08/01/41		90	107,031
Series 2018B, GO, 5.00%, 08/01/41		40	47,569
Series 2018A, GO, 5.00%, 08/01/42		100	118,830
Series 2018B, GO, 5.00%, 08/01/42		40	47,532
State of Wisconsin;
Series 2017C, RB, 3.15%, 05/01/27		165	167,307
Series 2017-3, 5.00%, 11/01/29		90	111,058
Series 2017-3, 5.00%, 11/01/31		80	97,812
Series 2017B, GO, 5.00%, 05/01/32		40	47,392
Series 2017B, GO, 5.00%, 05/01/33		30	35,455
Series 2017-3, 5.00%, 11/01/33		50	60,712
Series 2017B, GO, 5.00%, 05/01/34		40	47,155
Series 2017B, GO, 5.00%, 05/01/36		50	58,760
Series 2017B, GO, 5.00%, 05/01/38		50	58,576
Sumter Landing Community Development District, Series 2016, RB, 4.17%, 10/01/47		100	108,418
Texas A&M University;
Series 2017B, RB, 2.76%, 05/15/26		175	171,470
Series 2017B, RB, 2.84%, 05/15/27		75	73,689
Texas Municipal Gas Acquisition & Supply Corp., Series 2008D, RB, 6.25%, 12/15/26		30	36,038
Texas Water Development Board (Master Trust);
Series 2015A, RB, 5.00%, 10/15/40		50	58,867
Series 2017A, RB, 5.00%, 10/15/42		100	120,514
Series 2015A, RB, 5.00%, 10/15/45		50	58,558
Tobacco Settlement Finance Authority, Series 2007A, RB, 7.47%, 06/01/47		130	126,361
Tobacco Settlement Financing Corp., Series 20071A, RB, 5.00%, 06/01/41		120	116,450
TSASC, Inc., Series 2017A, RB, 5.00%, 06/01/41		60	67,418
United Independent School District, Series 2017, GO, 5.00%, 08/15/47		50	59,542
University of California;
Series 2017, RB, 3.06%, 07/01/25		100	101,089
Series 2013AJ, RB, 4.60%, 05/15/31		65	72,245
Series 2010H, RB, 6.40%, 05/15/31		70	88,560
Series 2017M, RB, 5.00%, 05/15/47		80	95,648
Series 2009F, RB, 6.58%, 05/15/49		75	105,505
Series 2012AD, RB, 4.86%, 05/15/2112		20	22,325
University of Houston;
Series 2017A, RB, 5.00%, 02/15/33		30	35,333
Series 2017A, RB, 5.00%, 02/15/34		30	35,237
Series 2017A, RB, 5.00%, 02/15/35		70	82,053
Series 2017A, RB, 5.00%, 02/15/36		90	105,352
University of Massachusetts Building Authority (Project Revenue Bonds), Series 2015-1, RB, 5.00%, 11/01/31		40	47,727
University of Virginia;
Series 2017B, RB, 5.00%, 04/01/44		70	84,298
Series 2017B, RB, 5.00%, 04/01/46		60	72,146
Series 2017C, RB, 4.18%, 09/01/2117		85	88,640

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Virginia Commonwealth Transportation Board;
Series 2017, RB, 5.00%, 03/15/25	USD	60	$72,236
Series 2017, RB, 5.00%, 03/15/26		80	97,862
Series 2017, RB, 5.00%, 09/15/26		100	123,215
Virginia Small Business Financing Authority (Transform 66 P3 Project), Series 2017, RB, 5.00%, 12/31/56		80	89,414
Weld County School District No. 4, Series 2016, GO, 5.25%, 12/01/41		50	60,522
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group);
Series 2016A, RB, 5.00%, 06/01/19		25	26,109
Series 2016A, RB, 5.00%, 06/01/20		30	32,132
Series 2016A, RB, 5.00%, 06/01/21		30	32,891
Series 2016A, RB, 5.00%, 06/01/22		30	33,639
Series 2016A, RB, 5.00%, 06/01/23		25	28,559
Series 2016A, RB, 5.00%, 06/01/24		25	29,084
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc.), Series 2015, RB, 5.00%, 12/15/44		30	33,227

Total Municipal Bonds — 5.5% (Cost: $23,124,509)			23,299,754

Non-Agency Mortgage-Backed Securities — 6.8%

Collateralized Mortgage Obligations — 2.8%
Ajax Mortgage Loan Trust:
Series 2016-A, Class A, 4.25%, 08/25/64(b)(c)		114	115,722
Series 2017-D, 3.75%, 12/01/27(d)		490	490,000
Alternative Loan Trust:
Series 2005-22T1, Class A1, 1.90%, 06/25/35(a)		182	164,757
Series 2005-72, Class A3, 1.85%, 01/25/36(a)		97	78,689
Series 2005-76, Class 2A1, 2.06%, 02/25/36(a)		31	28,252
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		81	62,996
Series 2006-15CB, Class A1, 6.50%, 06/25/36		13	10,119
Series 2006-OA14, Class 1A1, 2.79%, 11/25/46(a)		119	103,652
Series 2006-OA16, Class A4C, 1.89%, 10/25/46(a)		163	95,260
Series 2006-OA6, Class 1A2, 1.76%, 07/25/46(a)		51	47,365
Series 2006-OA8, Class 1A1, 1.74%, 07/25/46(a)		18	16,938
Series 2006-OC10, Class 2A3, 1.78%, 11/25/36(a)		59	47,097
Series 2006-OC7, Class 2A3, 1.80%, 07/25/46(a)		90	71,570
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		17	12,609
Series 2007-OA2, Class 1A1, 1.90%, 03/25/47(a)		374	306,854
Series 2007-OA3, Class 1A1, 1.69%, 04/25/47(a)		30	26,157
American Home Mortgage Assets Trust(a):
Series 2006-3, Class 2A11, 2.00%, 10/25/46		79	68,761
Series 2006-4, Class 1A12, 1.76%, 10/25/46		97	71,204
Series 2006-5, Class A1, 1.98%, 11/25/46		142	80,665
Series 2007-1, Class A1, 1.76%, 02/25/47		76	48,692
Angel Oak Mortgage Trust I LLC, Series 2016-1, Class A1, 3.50%, 07/25/46(b)(c)		55	54,842
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 4.50%, 11/25/45(b)(c)		10	9,876
APS Resecuritization Trust(a)(b)(d):
Series 2016-3, Class 3A, 4.40%, 09/27/46		274	276,586
Series 2016-3, Class 4A, 4.15%, 04/27/47		76	77,188
Banc of America Funding Trust(a)(b)(d):
Series 2014-R2, Class 1C, 0.00%, 11/26/36		160	30,968
Series 2016-R2, Class 1A1, 4.70%, 05/01/33		102	104,343
Bear Stearns ALT-A Trust II, Series 2007-1, Class 1A1, 3.42%, 09/25/47(a)		113	92,901
Bear Stearns Mortgage Funding Trust(a):
Series 2007-AR2, Class A1, 1.72%, 03/25/37		201	179,343
Series 2007-AR3, Class 1A1, 1.69%, 03/25/37		22	20,487
Series 2007-AR4, Class 1A1, 1.75%, 09/25/47		87	81,090
Series 2007-AR4, Class 2A1, 1.76%, 06/25/37		29	27,370
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		1,099	918,075

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
CHL Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 2.02%, 04/25/46(a)	USD	170	$89,709
Series 2006-OA5, Class 3A1, 1.75%, 04/25/46(a)		32	29,024
Series 2007-15, Class 2A2, 6.50%, 09/25/37		295	229,409
CIM Trust, Series 2017-6, Class A1, 3.02%, 06/25/57(a)(b)		652	645,266
Citicorp Mortgage Securities Trust, Series 2008-2, Class 1A1, 6.50%, 06/25/38		141	121,459
COLT LLC, Series 2015-1, Class A1V, 4.55%, 12/26/45(a)(b)		12	11,737
Credit Suisse Mortgage Capital Certificates, Series 2009-12R, Class 3A1, 6.50%, 10/27/37(b)		283	187,041
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, 2.90%, 11/25/35(a)		53	21,786
CSMC Trust(a)(b):
Series 2013-5R, Class 1A6, 1.63%, 02/27/36		45	41,568
Series 2014-11R, Class 16A1, 3.17%, 09/27/47		69	69,381
Series 2015-6R, Class 5A1, 1.51%, 03/27/36		22	20,938
Series 2015-6R, Class 5A2, 1.51%, 03/27/36		60	32,809
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 07/25/46(b)		90	91,562
Deutsche Alt-A Securities Mortgage Loan Trust(a):
Series 2007-OA4, Class A2A, 1.72%, 08/25/47		254	179,674
Series 2007-RMP1, Class A2, 1.70%, 12/25/36		149	136,130
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Class A8, 6.36%, 07/25/36(a)		18	15,116
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(a):
Series 2016-DNA4, Class M3, 5.35%, 03/25/29		250	279,041
Series 2017-DNA1, Class M2, 4.80%, 07/25/29		250	267,911
Series 2017-DNA2, Class M2, 5.00%, 10/25/29		250	271,954
Series 2017-DNA3, Class B1, 6.00%, 03/25/30		250	267,834
Series 2017-DNA3, Class M2, 4.05%, 03/25/30		280	289,995
Series 2017-HQA2, Class M2, 4.20%, 12/25/29		270	279,217
Federal National Mortgage Association(a):
Series 2016-C02, Class 1M2, 7.55%, 09/25/28(n)		20	23,742
Series 2016-C04, Class 1M2, 5.80%, 01/25/29		142	161,034
Series 2017-C01, Class 1B1, 7.30%, 07/25/29		62	71,749
Series 2017-C01, Class 1M2, 5.10%, 07/25/29		117	126,611
Series 2017-C04, Class 2M2, 4.40%, 11/25/29		57	58,836
Series 2017-C05, Class 1B1, 5.15%, 01/25/30		130	129,505
Series 2017-C05, Class 1M2, 3.75%, 01/25/30		76	76,514
Series 2017-C07, Class 1B1, 5.55%, 05/25/30		120	124,430
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 3.06%, 03/25/36(a)		30	28,098
GSMPS Mortgage Loan Trust(a)(b):
Series 2005-RP1, Class 1AF, 1.90%, 01/25/35		60	53,744
Series 2005-RP2, Class 1AF, 1.90%, 03/25/35		72	65,784
Series 2006-RP1, Class 1AF1, 1.90%, 01/25/36		54	46,479
HarborView Mortgage Loan Trust(a):
Series 2007-3, Class 2A1B, 1.73%, 05/19/47		241	189,382
Series 2007-4, Class 2A2, 1.74%, 07/19/47		226	196,983
Impac Secured Assets Corp., Series 2004-3, Class 1A4, 2.35%, 11/25/34(a)		34	34,003
IndyMac IMJA Mortgage Loan Trust, Series 2007-A2, Class 3A1, 7.00%, 10/25/37		163	117,617
IndyMac INDX Mortgage Loan Trust(a):
Series 2007-AR19, Class 3A1, 3.42%, 09/25/37		99	69,903
Series 2007-FLX5, Class 2A2, 1.79%, 08/25/37		205	180,823
JPMorgan Mortgage Trust, Series 2017-2, Class A6, 3.00%, 05/25/47(a)(b)		80	80,239
Lehman XS Trust, Series 2007-20N, Class A1, 2.70%, 12/25/37(a)		44	42,859

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
LSTAR Securities Investment Ltd.(a)(b):
Series 2017-2, Class A1, 3.36%, 02/01/22	USD	207	$207,113
Series 2017-3, Class A1, 3.36%, 04/01/22(d)		297	298,619
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, 1.76%, 04/25/37(a)		224	186,989
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3B1, 1.75%, 06/26/47(a)(b)(d)		84	78,616
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 1.59%, 04/16/36(a)(b)		487	413,286
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-2, Class A4, 1.97%, 04/25/47(a)		22	17,729
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 1.85%, 11/26/35(a)(b)		100	91,452
RALI Trust(a):
Series 2006-QO6, Class A2, 1.78%, 06/25/46		57	26,906
Series 2007-QH1, Class A1, 1.71%, 02/25/37		89	81,457
Series 2007-QH6, Class A1, 1.74%, 07/25/37		50	46,725
Series 2007-QH9, Class A1, 2.39%, 11/25/37		51	44,327
RBSSP Resecuritization Trust, Series 2013-2, Class 1A2, 1.54%, 12/26/36(a)(b)		258	245,687
Reperforming Loan REMIC Trust, Series 2005-R3, Class AF, 1.95%, 09/25/35(a)(b)		8	7,448
Seasoned Credit Risk Transfer Trust(b)(d):
Series 2017-3, Class B, 0.00%, 07/25/56(i)		120	8,023
Series 2017-3, Class M2, 4.75%, 07/25/56(a)		100	97,553
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 3.46%, 04/25/36(a)		99	85,650
Structured Asset Mortgage Investments II Trust(a):
Series 2006-AR4, Class 3A1, 1.74%, 06/25/36		119	111,284
Series 2006-AR5, Class 2A1, 1.76%, 05/25/46		74	62,834
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36(b)		50	43,510
WaMu Mortgage Pass-Through Certificates Trust(a):
Series 2005-AR2, Class B1, 2.08%, 01/25/45		106	73,195
Series 2006-AR15, Class 2A, 2.24%, 11/25/46		26	24,988
Washington Mutual Mortgage Pass-Through Certificates:
Series 2006-4, Class 1A1, 6.00%, 04/25/36		105	95,559
Series 2006-4, Class 3A1, 6.50%, 05/25/36(c)		58	48,368
Series 2006-8, Class A4, 4.51%, 10/25/36(c)		73	47,097
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class CRB1, 3.53%, 10/25/35(a)		36	31,204

			11,752,943
Commercial Mortgage-Backed Securities — 3.6%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(a)(b)		500	469,877
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 3.60%, 09/15/34(a)(b)		190	189,526
AOA Mortgage Trust, Series 2015-1177, Class C, 3.01%, 12/13/29(a)(b)		100	99,245
BAMLL Commercial Mortgage Securities Trust(a)(b):
Series 2013-DSNY, Class A, 2.53%, 09/15/26		550	551,104
Series 2013-DSNY, Class E, 4.08%, 09/15/26		100	100,055
Series 2013-DSNY, Class F, 4.98%, 09/15/26		104	103,893
Series 2015-200P, Class F, 3.60%, 04/14/33		300	287,707
Series 2015-ASHF, Class B, 3.19%, 01/15/28		100	100,211
Series 2016-ISQ, Class E, 3.61%, 08/14/34(d)		200	180,391
Series 2017-SCH, Class CL, 2.75%, 11/15/32		100	100,028
Series 2017-SCH, Class DL, 3.25%, 11/15/32		100	100,000
Banc of America Commercial Mortgage Trust(a):
Series 2007-1, Class AMFX, 5.48%, 01/15/49		15	15,535
Series 2007-5, Class AM, 5.77%, 02/10/51		7	6,550
Bank of America NA, Series 2017-BNK9, Class A4, 3.54%, 11/15/54		50	51,523

Security	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Bayview Commercial Asset Trust(a)(b):
Series 2005-2A, Class A1, 1.86%, 08/25/35	USD	69	$65,573
Series 2005-4A, Class A1, 1.85%, 01/25/36		64	59,707
Series 2005-4A, Class M1, 2.00%, 01/25/36		47	43,502
Series 2006-1A, Class A2, 1.91%, 04/25/36		17	16,293
Series 2006-3A, Class A1, 1.80%, 10/25/36		30	28,528
Series 2006-3A, Class A2, 1.85%, 10/25/36		25	23,826
Series 2007-2A, Class A1, 1.82%, 07/25/37		44	42,167
Series 2007-4A, Class A1, 2.00%, 09/25/37		240	227,703
Series 2007-5A, Class A3, 2.55%, 10/25/37		64	61,656
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)		100	101,625
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.86%, 07/05/33(a)(b)		581	584,101
BWAY Mortgage Trust(b):
Series 2013-1515, Class A2, 3.45%, 03/10/33		150	153,339
Series 2013-1515, Class C, 3.45%, 03/10/33		105	104,748
Series 2013-1515, Class F, 3.93%, 03/10/33(a)		100	98,083
BXP Trust(b):
Series 2017-CC, Class D, 3.55%, 08/13/37(a)(d)		60	57,376
Series 2017-CC, Class E, 3.55%, 08/13/37(a)(d)		110	97,488
Series 2017-GM, Class A, 3.38%, 06/13/39		110	112,369
Series 2017-GM, Class D, 3.42%, 06/13/39(a)		310	297,325
Series 2017-GM, Class E, 3.42%, 06/13/39(a)		80	74,821
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class D, 4.35%, 10/15/34(a)(b)		100	102,047
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 04/10/29(a)(b)		20	20,091
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.54%, 11/15/50(a)		92	94,614
CD Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		30	30,172
Series 2017-CD3, Class A4, 3.63%, 02/10/50		30	31,313
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48		10	10,478
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, 3.79%, 04/10/28(a)(b)		100	99,817
CGDBB Commercial Mortgage Trust(a)(b):
Series 2017-BIOC, Class A, 2.27%, 07/15/28		190	190,236
Series 2017-BIOC, Class D, 3.08%, 07/15/28		110	110,000
Series 2017-BIOC, Class E, 3.63%, 07/15/28		170	170,000
CGGS Commercial Mortgage Trust, Series 2016-RNDA, Class AFX, 2.76%, 02/10/33(b)		95	95,593
CGMS Commercial Mortgage Trust, Series 2017-B1, Class A4, 3.46%, 08/15/50		100	102,702
Chicago Skyscraper Trust(a)(b):
Series 2017-SKY, Class D, 3.73%, 02/15/30		100	100,621
Series 2017-SKY, Class E, 4.78%, 02/15/30		130	130,807
CHT 2017-COSMO Mortgage Trust, Series 2017-CSMO, Class A, 2.31%, 11/15/36(a)(b)		100	100,156
Citigroup Commercial Mortgage Trust:
Series 2016-C1, Class C, 4.95%, 05/10/49(a)		40	42,240
Series 2016-GC37, Class AS, 3.57%, 04/10/49		20	21,156
Series 2016-P3, Class C, 4.84%, 04/15/49(a)		10	10,579
CLNS Trust, Series 2017-IKPR, Class E, 4.93%, 06/11/32(a)(b)		125	125,273
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A4, 4.24%, 02/10/47(a)		30	32,086
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.65%, 06/10/44(a)(b)		100	102,422
Series 2014-CR16, Class A4, 4.05%, 04/10/47		177	187,658

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust (continued):
Series 2014-CR17, Class A5, 3.98%, 05/10/47	USD	169	$178,666
Series 2014-CR19, Class A5, 3.80%, 08/10/47		50	52,452
Series 2014-TWC, Class E, 4.68%, 02/13/32(a)(b)		150	150,878
Series 2015-CR23, Class CMD, 3.69%, 05/10/48(a)(b)		350	346,048
Series 2015-CR25, Class A4, 3.76%, 08/10/48		100	104,764
Series 2015-LC19, Class C, 4.26%, 02/10/48(a)		20	20,374
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		50	41,312
Series 2015-LC21, Class C, 4.31%, 07/10/48(a)		150	148,047
Series 2016-667M, Class D, 3.18%, 10/10/36(a)(b)		100	93,972
Series 2017-DLTA, Class E, 3.44%, 08/15/35(a)(b)		110	108,555
Series 2017-DLTA, Class F, 4.06%, 08/15/35(a)(b)		100	98,486
Core Industrial Trust, Series 2015-TEXW, Class A, 3.08%, 02/10/34(b)		100	101,610
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.29%, 11/12/43(a)(b)		1	1,371
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C4, Class F, 5.23%, 10/15/39(a)(b)		330	336,459
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPB, Class A, 3.64%, 11/15/34(b)		100	104,060
CSMC Trust(b):
Series 2015-DEAL, Class D, 4.58%, 04/15/29(a)		100	100,000
Series 2017-PFHP, Class A, 2.43%, 12/15/20(a)		60	60,000
Series 2017-TIME, Class A, 3.65%, 11/13/39		100	102,960
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.49%, 09/10/49(a)(b)		89	73,214
DBUBS Mortgage Trust(b):
Series 2017-BRBK, Class A, 3.45%, 10/10/34		140	143,037
Series 2017-BRBK, Class E, 3.53%, 10/10/34(a)(d)		410	389,243
Series 2017-BRBK, Class F, 3.53%, 10/10/34(a)(d)		80	72,844
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 09/10/35(a)(b)		100	103,298
GAHR Commercial Mortgage Trust(a)(b):
Series 2015-NRF, Class AFL1, 2.78%, 12/15/34		14	14,340
Series 2015-NRF, Class EFX, 3.38%, 12/15/34		210	208,684
Series 2015-NRF, Class FFX, 3.38%, 12/15/34		160	157,962
GS Mortgage Securities Corp. II(a)(b):
Series 2013-KING, Class D, 3.44%, 12/10/27		124	124,012
Series 2013-KING, Class E, 3.44%, 12/10/27		460	455,129
GS Mortgage Securities Corp. Trust(a)(b):
Series 2017-500K, Class D, 2.78%, 07/15/32		10	10,010
Series 2017-500K, Class E, 2.98%, 07/15/32		20	20,017
Series 2017-500K, Class F, 3.28%, 07/15/32		10	10,015
GS Mortgage Securities Trust:
Series 2014-GC22, Class D, 4.65%, 06/10/47(a)(b)		110	92,728
Series 2015-GC32, Class C, 4.41%, 07/10/48(a)(d)		30	30,489
Series 2015-GC32, Class D, 3.35%, 07/10/48		90	74,467
Series 2017-GS7, Class A4, 3.43%, 08/10/50		30	30,559
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		20	17,242
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(b)		110	109,460
IMT Trust(b):
Series 2017-APTS, Class AFX, 3.48%, 06/15/34		100	102,053
Series 2017-APTS, Class EFX, 3.50%, 06/15/34(a)		100	96,140
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 08/15/47		50	52,363
Series 2015-C28, Class B, 3.99%, 10/15/48		80	79,793
Series 2015-C33, Class D1, 4.12%, 12/15/48(a)(b)		100	95,420
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class D, 4.65%, 03/15/50(a)(b)		100	98,749
Series 2017-JP7, Class B, 4.05%, 09/15/50		10	10,228

Security	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust(a):
Series 2015-JP1, Class C, 4.74%, 01/15/49	USD	140	$147,116
Series 2015-JP1, Class D, 4.24%, 01/15/49		50	47,074
Series 2015-SGP, Class A, 3.18%, 07/15/36(b)		230	231,331
Series 2015-UES, Class D, 3.62%, 09/05/32(b)		130	131,351
Series 2015-UES, Class E, 3.62%, 09/05/32(b)		100	99,751
Series 2016-NINE, Class A, 2.85%, 10/06/38(b)		150	146,927
Series 2016-WPT, Class A, 2.93%, 10/15/33(b)		100	100,250
Series 2017-MAUI, Class E, 4.43%, 07/15/34(b)		100	100,032
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 1.80%, 03/25/37(a)(b)		68	63,224
Lone Star Portfolio Trust, Series 2015-LSP, Class A1A2, 3.28%, 09/15/28(a)(b)		46	46,078
Madison Avenue Trust, Series 2013-650M, Class D, 4.03%, 10/12/32(a)(b)		101	102,409
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class F, 6.32%, 09/12/42(a)(b)		100	106,085
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47		90	94,761
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		110	88,769
Morgan Stanley Capital I Trust:
Series 2015-MS1, Class D, 4.03%, 05/15/48(a)(b)		100	85,846
Series 2017-CLS, Class F, 3.85%, 11/15/34(a)(b)		211	211,199
Series 2017-H1, Class A5, 3.53%, 06/15/50		100	103,269
Series 2017-H1, Class C, 4.28%, 06/15/50(a)		100	101,201
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		140	113,802
Series 2017-PRME, Class D, 4.88%, 02/15/34(a)(b)		30	30,000
Morgan Stanley Capital I, Inc.:
Series 2017-HR2, Class A4, 3.59%, 12/15/50		100	103,124
Series 2017-JWDR, Class D, 3.20%, 11/15/34(a)(b)		30	30,010
Series 2017-JWDR, Class E, 4.30%, 11/15/34(a)(b)		60	60,038
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 3.95%, 05/10/39(a)(b)		190	181,512
Resource Capital Corp. Ltd.(a)(b):
Series 2017-CRE5, Class A, 2.28%, 07/15/34		96	96,453
Series 2017-CRE5, Class B, 3.48%, 07/15/34		40	40,000
STRIPs Ltd., Series 2012-1A, Class B, 0.50%, 12/25/44(b)(d)		20	20,130
Velocity Commercial Capital Loan Trust(a)(b):
Series 2015-1, Class AFL, 3.98%, 06/25/45		47	47,898
Series 2017-2, Class M3, 4.24%, 11/25/47		99	99,098
Series 2017-2, Class M4, 5.00%, 11/25/47		99	99,149
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AJ, 5.63%, 10/15/48(a)		6	5,631
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 2.83%, 06/15/29(a)(b)		120	120,185
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 02/15/48		20	18,881
Series 2015-C31, Class A4, 3.70%, 11/15/48		140	146,081
Series 2015-NXS2, Class A5, 3.77%, 07/15/58(a)		110	115,270
Series 2017-C38, Class A5, 3.45%, 07/15/50		42	42,944
Series 2017-C39, Class C, 4.12%, 09/15/50		20	19,839
Series 2017-C39, Class D, 4.36%, 09/15/50(a)(b)		20	19,022
Series 2017-HSDB, Class A, 2.31%, 12/13/31(a)(b)		151	151,321
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class A5, 3.68%, 08/15/47		60	62,478
Worldwide Plaza Trust, Series 2017-WWP, Class E, 3.60%, 11/10/36(a)(b)		100	92,459

			15,059,444

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities — 0.4%(a)
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XB, 0.63%, 02/15/50	USD	1,000	$49,720
BBCMS Trust, Series 2015-SRCH, Class XA, 0.96%, 08/10/35(b)		1,030	69,700
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36(b)		3,475	134,516
CD Mortgage Trust, Series 2017-CD3, Class XA, 1.04%, 02/10/50		498	36,742
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.75%, 05/10/58		180	19,128
Series 2016-C4, Class XB, 0.73%, 05/10/58		170	8,840
Citigroup Commercial Mortgage Trust, Series 2016-P3, Class XA, 1.71%, 04/15/49		995	99,206
Commercial Mortgage Trust:
Series 2015-3BP, Class XA, 0.06%, 02/10/35(b)		1,916	12,224
Series 2015-CR23, Class XA, 0.98%, 05/10/48		606	28,566
Series 2015-CR24, Class XA, 0.81%, 08/10/48		1,028	49,784
Series 2015-CR25, Class XA, 0.95%, 08/10/48		981	53,320
Series 2016-DC2, Class XA, 1.06%, 02/10/49		325	20,420
Series 2017-COR2, Class XA, 1.19%, 09/10/50		270	23,906
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class XB, 0.14%, 11/15/50		1,430	25,454
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class XA, 0.92%, 09/15/47		1,292	59,783
Series 2014-C23, Class XA, 0.83%, 09/15/47		1,684	51,069
Series 2016-C1, Class XA, 1.39%, 03/15/49		992	76,456
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)		1,800	95,688
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(b)		900	37,953
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XF, 1.19%, 12/15/47(b)(d)		130	7,834
Series 2015-C22, Class XA, 1.14%, 04/15/48		39	2,232
Series 2015-C26, Class XD, 1.35%, 10/15/48(b)		120	10,748
Series 2016-C28, Class XA, 1.28%, 01/15/49		991	74,258
Series 2016-C29, Class XB, 0.96%, 05/15/49		1,020	72,203
Series 2016-C31, Class XA, 1.46%, 11/15/49		989	88,882
Morgan Stanley Capital I Trust(b):
Series 2016-UBS9, Class XD, 1.54%, 03/15/49		1,000	100,310
Series 2017-H1, Class XD, 2.20%, 06/15/50		110	16,898
One Market Plaza Trust(b):
Series 2017-1MKT, Class XCP, 0.09%, 02/10/32		1,880	10,566
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(d)		376	2,256
Wells Fargo Commercial Mortgage Trust:
Series 2016-BNK1, Class XD, 1.27%, 08/15/49(b)		1,000	84,420
Series 2016-C33, Class XA, 1.80%, 03/15/59		394	39,734
Series 2017-C41, Class XA, 1.24%, 11/15/50		999	91,505

			1,554,321

Total Non-Agency Mortgage-Backed Securities — 6.8% (Cost: $27,870,955)			28,366,708

		Beneficial Interest (000)
Other Interests — (0.0)%(o)

Capital Markets — (0.0)%(d)(g)(h)
Lehman Brothers Holdings Capital Trust VII		185	—
Lehman Brothers Holdings, Inc.		1,365	—

			—

Total Other Interests — (0.0)%			—

Security		Par (000)	Value
Preferred Securities
Capital Trusts — 0.0%

Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(b)(f)(h)	USD	200	$212,500

Total Capital Trusts — 0.0% (Cost: $200,000)			212,500

		Shares
Trust Preferreds — 0.1%

Banks — 0.1%
Citigroup Capital XIII, 7.75%, 10/30/40(a)		13,971	383,923

Total Trust Preferreds — 0.1% (Cost: $381,375)			383,923

Total Preferred Securities — 0.1% (Cost: $581,375)			596,423

		Par (000)
U.S. Government Sponsored Agency Securities — 44.0%

Commercial Mortgage-Backed Securities — 0.2%
Federal Home Loan Mortgage Corp.:
Series K058, Class A2, 2.65%, 08/25/26	USD	40	39,530
Series KPLB, Class A, 2.77%, 05/25/25		90	89,723
Series K060, Class A2, 3.30%, 10/25/26		40	41,444
Federal Home Loan Mortgage Corp. Variable Rate Notes(a):
Series K059, Class A2, 3.12%, 09/25/26		90	91,993
Series K069, Class A2, 3.19%, 09/25/27		40	41,017
Series K061, Class A2, 3.35%, 11/25/26		50	51,989
Series K034, Class A2, 3.53%, 07/25/23		40	42,015
Series 2015-K48, Class B, 3.64%, 08/25/48(b)		30	30,328
Series 2017-K725, Class B, 3.88%, 02/25/24(b)		170	173,045
Series 2017-K64, Class B, 3.98%, 03/25/27(b)		60	60,674
Federal National Mortgage Association ACES Variable Rate Notes, Series 2017-M8, Class A2, 3.06%, 05/25/27(a)		34	34,402

			696,160
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Federal Home Loan Mortgage Corp. Variable Rate Notes(a):
Series K721, Class X1, 0.34%, 08/25/22		356	4,661
Series K045, Class X1, 0.46%, 01/25/25		475	13,065
Series K064, Class X1, 0.61%, 03/25/27		918	43,687
Series K065, Class X1, 0.68%, 04/25/27		719	38,144
Series KW03, Class X1, 0.85%, 06/25/27		270	16,173
Series KIR1, Class X, 1.09%, 03/25/26		312	22,136
Series K056, Class X1, 1.27%, 05/25/26		317	27,293
Federal National Mortgage Association ACES Variable Rate Notes(a):
Series 2014-M13, Class X2, 0.13%, 08/25/24		3,560	28,814
Series 2017-M12, Class X, 0.33%, 06/25/27		568	12,600
Series 2013-M5, Class X2, 2.18%, 01/25/22		465	23,065
Government National Mortgage Association Variable Rate Notes:
Series 2015-48, 0.68%, 02/16/50(a)		207	10,454
Series 2017-151, 0.71%, 09/16/57(a)		479	33,413
Series 2017-111(LIBOR USD 1 Month + 0.00%), 0.74%, 02/16/59(e)		729	54,063
Series 2013-191, 0.76%, 11/16/53(a)		102	3,681

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Government National Mortgage Association Variable Rate Notes (continued):
Series 2012-120, 0.79%, 02/16/53(a)	USD	762	$33,912
Series 2017-100, 0.81%, 05/16/59(a)		308	21,169
Series 2015-173, 0.90%, 09/16/55(a)		234	15,484
Series 2016-152, 0.98%, 08/15/58(a)		1,117	86,630
Series 2016-87, 1.01%, 08/16/58(a)		274	20,930
Series 2016-110, 1.04%, 05/16/58(a)		200	16,220
Series 2016-125, 1.06%, 12/16/57(a)		302	22,709
Series 2016-119(LIBOR USD 1 Month + 0.00%), 1.13%, 04/16/58(e)		334	27,568
Series 2017-173, 1.37%, 09/16/57(a)		200	19,109

			594,980
Mortgage-Backed Securities — 43.7%
Federal Home Loan Mortgage Corp.:
2.50%, 02/01/24 - 09/01/30		457	456,858
2.50%, 01/15/33(n)		516	515,113
3.00%, 01/01/30 - 12/01/46		5,416	5,447,676
3.00%, 01/15/33 - 01/15/48(n)		12,770	12,800,804
3.50%, 09/01/30 - 10/01/47		9,452	9,799,907
3.50%, 01/15/48(n)		5,003	5,137,500
4.00%, 01/15/33 - 01/15/48(n)		1,684	1,756,398
4.00%, 08/01/40 - 08/01/47		3,775	3,989,892
4.50%, 02/01/39 - 11/01/47		1,478	1,576,054
4.50%, 01/15/48(n)		285	302,945
5.00%, 10/01/41 - 11/01/41		233	254,366
5.50%, 02/01/35 - 06/01/41		276	305,486
Federal National Mortgage Association:
2.50%, 04/01/30 - 03/01/32		2,914	2,913,442
2.50%, 01/25/33(n)		368	367,725
3.00%, 04/01/28 - 03/01/47		15,824	15,972,152
3.00%, 01/25/48(n)		37,316	37,315,620
3.50%, 03/01/29 - 11/01/47		10,321	10,675,364
3.50%, 01/25/33 - 02/25/48(n)		8,913	9,146,076
4.00%, 02/01/25 - 10/01/47		16,433	17,297,778
4.00%, 01/25/48(n)		4,221	4,414,063
4.50%, 02/01/25 - 12/01/47		4,267	4,588,561
4.50%, 01/25/48(n)		1,007	1,071,354
5.00%, 02/01/35 - 12/01/43		1,585	1,716,383
5.00%, 01/25/48(n)		710	763,097
5.50%, 02/01/35 - 03/01/40		788	871,731
5.50%, 01/25/48(n)		654	716,612
6.00%, 04/01/35 - 06/01/41		661	742,062
6.00%, 01/25/48(n)		172	192,365
6.50%, 05/01/40		184	206,022
Government National Mortgage Association:
3.00%, 01/15/48(n)		9,561	9,647,646
3.50%, 12/20/41 - 10/20/46		894	928,638
3.50%, 01/15/48(n)		12,112	12,521,194
4.00%, 04/20/39 - 02/20/47		1,470	1,542,010
4.00%, 01/15/48 - 02/15/48(n)		4,429	4,616,604
4.50%, 12/20/39 - 11/20/44		1,578	1,674,386
4.50%, 01/15/48(n)		832	872,690
5.00%, 12/15/38 - 07/20/44		250	271,212

			183,387,786

Total U.S. Government Sponsored Agency Securities — 44.0% (Cost: $185,144,139)			184,678,926

Security		Par (000)	Value
U.S. Treasury Obligations — 32.9%
U.S. Treasury Bonds:
4.25%, 05/15/39	USD	725	$916,360
4.50%, 08/15/39		703	918,321
4.38%, 11/15/39		706	908,396
3.13%, 02/15/43		2,783	2,989,877
2.88%, 05/15/43 - 11/15/46		3,593	3,692,624
3.63%, 08/15/43		2,657	3,101,010
3.75%, 11/15/43		3,128	3,727,085
3.00%, 02/15/47		506	532,150
2.75%, 11/15/47(p)		629	630,032
U.S. Treasury Notes:
1.25%, 04/30/19 - 05/31/19		16,804	16,667,886
1.75%, 11/30/19 - 09/30/22(p)		33,894	33,659,281
1.50%, 04/15/20 - 03/31/23		12,460	12,310,363
2.63%, 08/15/20 - 11/15/20		12,773	13,001,875
1.88%, 12/15/20 - 04/30/22		7,502	7,435,645
1.63%, 11/15/22 - 04/30/23		3,654	3,555,516
2.00%, 11/30/22 - 11/15/26(p)		22,608	22,217,728
2.13%, 11/30/24 - 05/15/25		5,066	4,996,658
2.25%, 11/15/25 - 11/15/27(p)		6,745	6,660,270

Total U.S. Treasury Obligations — 32.9% (Cost: $138,289,811)			137,921,077

Total Long-Term Investments — 132.8% (Cost: $555,836,630)			557,365,211

Short-Term Securities — 0.6%

Borrowed Bond Agreements — 0.1%
Barclays Bank plc, 0.20%, Open (Purchased on 06/09/17 to be repurchased at GBP 476,049, collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.13%, due at 03/22/26, par and fair value of GBP 403,000 and $640,326 respectively)(q)(r)	GBP	476	642,402

Total Borrowed Bond Agreements — 0.1% (Cost: $606,239)			642,402

		Shares
Money Market Funds — 0.5%(s)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%(t)		1,809,877	1,809,877
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.14%		167,969	167,969

Total Money Market Funds — 0.5% (Cost: $1,977,846)			1,977,846

Total Short-Term Securities — 0.6% (Cost: $2,584,085)			2,620,248

Total Options Purchased — 0.0% (Cost: $777,222)			267,001

Total Investments Before Borrowed Bonds and TBA Sale Commitments — 133.4% (Cost: $559,197,937)			560,252,460

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Borrowed Bonds — (0.1)%

Foreign Government Obligations — (0.1)%
United Kingdom Gilt Inflation Linked Bonds, 0.13%, 03/22/26	GBP	403	$(640,326)

Total Borrowed Bonds — (0.1)% (Proceeds: $595,127)			(640,326)

TBA Sale Commitments — (17.5)%(n)

Mortgage-Backed Securities — (17.5)%
Federal Home Loan Mortgage Corp.:
3.00%, 01/15/48		9,194	(9,192,206)
3.50%, 01/15/33 - 01/15/48		4,892	(5,048,392)
Federal National Mortgage Association:
3.00%, 01/25/33 - 02/25/48		40,267	(40,255,123)
3.50%, 01/25/48		4,454	(4,573,006)
4.00%, 01/25/33 - 02/25/48		11,404	(11,913,858)
4.50%, 01/25/48 - 02/25/48		2,014	(2,141,448)
Government National Mortgage Association:
4.00%, 01/15/48		100	(104,242)
4.50%, 01/15/48		100	(105,203)

Total TBA Sale Commitments — (17.5)% (Proceeds: $73,392,818)			(73,333,478)

Total Investments Net of Borrowed Bonds and TBA Sale Commitments — 115.8% (Cost: $485,209,992)			486,278,656
Liabilities in Excess of Other Assets — (15.8)%			(66,489,338)

Net Assets — 100.0%			$419,789,318

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(f)	Perpetual security with no stated maturity date.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Zero-coupon bond.
(j)	Issuer is a U.S. branch of a foreign domiciled bank.
(k)	Variable rate security. Rate shown is the rate in effect as of period end.
(l)	When-issued security.
(m)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(n)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC	$1,835,491	$(768)
Barclays Capital, Inc.	669,718	(1,254)
BNP Paribas SA	1,292,506	(13,648)
Citigroup Global Markets Inc.	2,214,323	(6,032)
Credit Suisse Securities USA LLC	5,271,036	251
Daiwa Capital Markets America, Inc.	9,972,000	6,233
Deutsche Bank Securities, Inc.	(731,243)	(1,427)
Goldman Sachs International	1,203,214	(1,675)
JP Morgan Chase Bank	(19,609,695)	26,758
Mizuho Securities USA, Inc.	410,492	7,035
Morgan Stanley & Co., Inc.	6,613,166	(6,110)
Nomura Securities International, Inc.	2,739,705	414
RBC Dain Rauscher, Inc.	5,934,792	566
Wells Fargo Securities LLC	11,008,824	(4,524)

(o)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(p)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(q)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(r)	The amount to be repurchased assumes the maturity will be the day after the period end.
(s)	Annualized 7-day yield as of period end.

(t)	During the year ended December 31, 2017, investments in issuers considered to be an affiliate of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,798,256	(1,988,379)	1,809,877	$1,809,877	$34,705	$10	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Barclays Capital, Inc.	0.75%	12/29/2017	01/02/18	$2,397,650	$2,397,800	U.S. Treasury Obligations	Overnight
BNP Paribas SA	1.15%	12/29/2017	01/02/18	16,777,002	16,778,610	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	0.75%	12/29/2017	01/02/18	9,555,034	9,555,631	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.45%	12/29/2017	01/02/18	8,706,210	8,706,536	U.S. Treasury Obligations	Overnight

				$37,435,896	$37,438,577

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Ultra Bond	48	03/20/18	$8,048	$68,958
U.S. Treasury 5 Year Note	73	03/29/18	8,480	(16,200)
Bank Acceptance	109	12/17/18	21,203	127

				52,885

Short Contracts
Euro-Bund	34	03/08/18	6,596	67,951
U.S. Treasury 10 Year Note	385	03/20/18	47,758	(18,636)
U.S. Treasury Long Bond	12	03/20/18	1,836	2,473
Long Gilt	25	03/27/18	4,225	(55,381)
90-Day Eurodollar	86	12/17/18	21,038	(2,823)
90-Day Eurodollar	21	03/18/19	5,134	3,245

				(3,171)

				$49,714

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	130,500	BRL	426,866	Barclays Bank plc	01/04/18	$1,828
USD	810,160	BRL	2,671,464	BNP Paribas SA	01/04/18	4,889
COP	525,026,250	USD	175,000	Barclays Bank plc	01/05/18	889
USD	175,000	MXN	3,372,842	Barclays Bank plc	01/05/18	3,528
RUB	10,432,533	EUR	149,000	Bank of America NA	01/12/18	1,915
RUB	27,400,803	USD	463,000	Bank of America NA	01/12/18	11,841
USD	208,000	JPY	23,371,687	BNP Paribas SA	01/12/18	480
USD	122,390	MXN	2,332,866	Bank of America NA	01/12/18	3,950
ZAR	561,540	USD	43,800	Barclays Bank plc	01/12/18	1,521
CLP	72,053,300	USD	110,000	Credit Suisse International	01/16/18	7,084
JPY	2,361,290,705	USD	20,890,000	Goldman Sachs International	01/16/18	80,436
USD	20,890,000	JPY	2,347,095,950	Bank of America NA	01/16/18	45,626
USD	109,500	MXN	2,147,646	Barclays Bank plc	01/17/18	578
ZAR	538,287	USD	42,272	Goldman Sachs International	01/17/18	1,135
USD	322,715	MXN	6,182,731	Barclays Bank plc	01/22/18	9,474
IDR	406,087,022	USD	29,923	JP Morgan Chase Bank NA	01/26/18	55
CAD	109,500	MXN	1,664,761	Morgan Stanley & Co. International plc	01/29/18	2,929
IDR	8,971,753,000	USD	661,000	Deutsche Bank AG	01/29/18	1,196
IDR	1,919,856,000	USD	141,000	JP Morgan Chase Bank NA	01/29/18	703
INR	9,973,810	USD	154,000	Barclays Bank plc	01/29/18	1,943
RUB	7,467,600	USD	127,000	Credit Suisse International	01/29/18	1,879
RUB	12,199,285	USD	203,000	Bank of America NA	01/30/18	7,489
EUR	91,877	USD	107,750	Deutsche Bank AG	02/02/18	2,697
EUR	49,958	USD	58,396	Barclays Bank plc	02/12/18	1,692
CAD	112,388	USD	87,500	Barclays Bank plc	02/22/18	1,972

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	1,462,071	USD	175,000	Bank of America NA	02/22/18	$3,327
CAD	64,259	USD	50,000	BNP Paribas SA	03/21/18	1,173
EUR	80,000	CAD	120,446	Deutsche Bank AG	03/21/18	519
EUR	80,000	USD	95,073	HSBC Bank plc	03/21/18	1,363
NOK	524,720	CAD	80,000	Bank of America NA	03/21/18	337
NOK	502,362	USD	60,000	JP Morgan Chase Bank NA	03/21/18	1,317
SEK	901,375	GBP	80,000	Morgan Stanley & Co. International plc	03/21/18	2,112
USD	50,000	BRL	165,600	BNP Paribas SA	03/21/18	498
USD	2,005,000	MXN	39,039,696	Barclays Bank plc	03/21/18	46,885
USD	30,000	MXN	579,450	Citibank NA	03/21/18	937
USD	25,000	MXN	482,401	Deutsche Bank AG	03/21/18	804
JPY	7,006,640	AUD	80,000	Bank of America NA	03/22/18	24
USD	60,000	ZAR	747,420	BNP Paribas SA	03/22/18	288
USD	1,254,764	TRY	4,871,628	BNP Paribas SA	06/25/18	34,739
USD	493,399	TRY	1,962,372	Citibank NA	06/25/18	1,953
USD	1,322	TRY	5,000	BNP Paribas SA	08/20/18	91
USD	586,100	TRY	2,362,137	Citibank NA	08/20/18	4,640

						298,736

BRL	363,146	USD	111,600	Bank of America NA	01/04/18	(2,135)
BRL	578,160	USD	175,200	Barclays Bank plc	01/04/18	(923)
BRL	1,905,980	USD	583,000	BNP Paribas SA	01/04/18	(8,472)
BRL	508,872	USD	156,000	Goldman Sachs International	01/04/18	(2,608)
USD	85,140	BRL	284,129	BNP Paribas SA	01/04/18	(506)
MXN	3,352,460	USD	175,000	HSBC Bank plc	01/05/18	(4,564)
USD	15,000	COP	45,277,500	BNP Paribas SA	01/05/18	(168)
USD	160,000	COP	483,616,250	Royal Bank of Scotland	01/05/18	(2,016)
USD	63,500	TRY	244,654	Goldman Sachs International	01/10/18	(907)
USD	209,141	AUD	273,000	BNP Paribas SA	01/12/18	(3,867)
USD	250,446	EUR	212,000	Royal Bank of Scotland	01/12/18	(4,060)
USD	80,000	RUB	4,734,480	Bank of America NA	01/12/18	(2,046)
USD	872,480	RUB	52,163,427	Credit Suisse International	01/12/18	(31,482)
USD	146,000	ZAR	1,990,580	Goldman Sachs International	01/12/18	(14,658)
MXN	358,930	USD	18,250	BNP Paribas SA	01/17/18	(46)
MXN	1,793,821	USD	91,250	UBS AG	01/17/18	(273)
USD	435,678	ZAR	6,327,740	BNP Paribas SA	01/17/18	(74,593)
MXN	3,810,363	USD	202,767	Citibank NA	01/22/18	(9,720)
USD	180,018	IDR	2,455,619,647	Barclays Bank plc	01/26/18	(1,264)
USD	309,774	IDR	4,227,479,412	Citibank NA	01/26/18	(2,312)
USD	1,161,282	IDR	15,857,545,421	Deutsche Bank AG	01/26/18	(9,370)
USD	441,351	IDR	6,012,034,309	JP Morgan Chase Bank NA	01/26/18	(2,475)
USD	146,000	MXN	2,894,935	Bank of America NA	01/26/18	(546)
USD	154,000	INR	10,098,242	JP Morgan Chase Bank NA	01/29/18	(3,889)
BRL	2,365,928	USD	715,560	BNP Paribas SA	02/02/18	(4,943)
USD	368,152	EUR	315,681	Bank of America NA	02/02/18	(11,335)
USD	168,113	IDR	2,294,240,023	Deutsche Bank AG	02/08/18	(1,112)
USD	93,681	EUR	79,445	Barclays Bank plc	02/09/18	(1,858)
USD	63,512	EUR	53,551	Citibank NA	02/21/18	(929)
USD	87,500	CAD	112,303	Bank of America NA	02/22/18	(1,904)
GBP	80,000	SEK	898,932	JP Morgan Chase Bank NA	03/21/18	(1,813)
MXN	1,070,410	USD	55,000	Deutsche Bank AG	03/21/18	(1,311)
MXN	5,585,472	USD	288,000	JP Morgan Chase Bank NA	03/21/18	(7,849)
NOK	790,000	SEK	790,706	Deutsche Bank AG	03/21/18	(422)
USD	50,000	CAD	63,554	Citibank NA	03/21/18	(611)
USD	50,000	CHF	48,705	Deutsche Bank AG	03/21/18	(262)
USD	95,215	EUR	80,000	Deutsche Bank AG	03/21/18	(1,221)
USD	55,505	NZD	80,000	Citibank NA	03/21/18	(1,136)
JPY	6,579,349	SEK	480,000	Deutsche Bank AG	03/22/18	(168)
TRY	6,834,000	USD	1,767,725	BNP Paribas SA	06/25/18	(56,255)
TRY	4,091,000	USD	1,052,307	BNP Paribas SA	08/20/18	(45,271)
USD	424,335	TRY	1,723,863	BNP Paribas SA	08/20/18	(8)

						(321,308)

	Net Unrealized Depreciation					$(22,572)

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar Jun 19 Futures	1,787	06/15/18	USD	98.13	USD	438,373	$134,025
Put
U.S. Treasury 10 Year Note Mar 18 Futures	240	01/26/18	USD	123.00	USD	29,520	30,000

							$164,025

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
EUR Currency	One-Touch	Morgan Stanley & Co. International plc	06/07/18	EUR	4.35	EUR	4.35	EUR	13	$1,527

OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call:
USD Currency	Morgan Stanley & Co. International plc	01/11/18	CLP	660.00	USD	146	$—
USD Currency	Morgan Stanley & Co. International plc	01/25/18	ZAR	14.00	USD	110	15
USD Currency	Goldman Sachs International	02/16/18	TRY	4.20	USD	146	248
USD Currency	Royal Bank of Scotland	02/16/18	JPY	114.00	USD	175	752
USD Currency	Goldman Sachs International	03/05/18	KRW	1,303.00	USD	8,177	17
USD Currency	Goldman Sachs International	03/05/18	KRW	1,156.00	USD	8,177	11,186
USD Currency	HSBC Bank plc	03/05/18	KRW	1,190.00	USD	8,177	3,721
USD Currency	Deutsche Bank AG	05/16/18	MXN	20.00	USD	146	5,255
USD Currency	Bank of America NA	06/13/18	CHF	1.00	USD	275	1,774
USD Currency	BNP Paribas SA	06/13/18	CAD	1.29	USD	515	4,566
USD Currency	Citibank NA	06/13/18	SEK	8.53	USD	255	1,922
USD Currency	Deutsche Bank AG	06/13/18	JPY	113.40	USD	770	10,723
USD Currency	JP Morgan Chase Bank NA	07/19/18	MXN	20.00	USD	146	7,375

							47,554

Put:
USD Currency	JP Morgan Chase Bank NA	01/12/18	ZAR	13.50	USD	146	12,712
USD Currency	Deutsche Bank AG	01/31/18	RUB	59.00	USD	127	3,249
USD Currency	Morgan Stanley & Co. International plc	02/08/18	BRL	3.30	USD	183	2,181
EUR Currency	Deutsche Bank AG	02/15/18	TRY	4.32	EUR	181	149
USD Currency	Goldman Sachs International	02/16/18	TRY	3.86	USD	146	2,930
AUD Currency	Citibank NA	02/19/18	USD	0.76	AUD	146	191
AUD Currency	HSBC Bank plc	06/13/18	USD	0.76	AUD	850	7,370
EUR Currency	HSBC Bank plc	06/13/18	USD	1.17	EUR	3,245	25,113

							53,895

							$101,449

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar Jun 21 Futures	1,192	06/15/18	USD	97.88	USD	291,668	$(216,050)

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International plc	01/11/18	CLP	675.00	USD	146	$—
CAD Currency	JP Morgan Chase Bank NA	01/18/18	MXN	15.00	CAD	73	(2,694)
USD Currency	Bank of America NA	01/25/18	ZAR	14.12	USD	146	(13)
USD Currency	Deutsche Bank AG	01/31/18	RUB	61.00	USD	127	(144)
USD Currency	Morgan Stanley & Co. International plc	02/08/18	BRL	3.45	USD	90	(495)
EUR Currency	Deutsche Bank AG	02/15/18	TRY	4.50	EUR	127	(5,133)
USD Currency	Goldman Sachs International	02/16/18	TRY	4.04	USD	146	(723)
AUD Currency	Citibank NA	02/19/18	USD	0.79	AUD	146	(897)
USD Currency	Goldman Sachs International	03/05/18	KRW	1,190.00	USD	8,177	(3,734)
USD Currency	Goldman Sachs International	03/05/18	KRW	1,212.00	USD	8,177	(1,580)
USD Currency	HSBC Bank plc	03/05/18	KRW	1,303.00	USD	8,177	(17)
USD Currency	Bank of America NA	06/13/18	CHF	1.05	USD	275	(331)
USD Currency	BNP Paribas SA	06/13/18	CAD	1.36	USD	515	(1,191)
USD Currency	Citibank NA	06/13/18	SEK	8.95	USD	255	(565)
USD Currency	Deutsche Bank AG	06/13/18	JPY	119.00	USD	770	(2,229)
USD Currency	JP Morgan Chase Bank NA	07/19/18	MXN	22.50	USD	146	(2,396)

							(22,142)

Put
USD Currency	JP Morgan Chase Bank NA	01/12/18	ZAR	13.00	USD	146	(6,801)
CAD Currency	JP Morgan Chase Bank NA	01/18/18	MXN	15.00	CAD	73	(40)
USD Currency	Credit Suisse International	01/26/18	RUB	58.50	USD	127	(2,302)
EUR Currency	Deutsche Bank AG	02/15/18	TRY	4.10	EUR	127	(3)
AUD Currency	HSBC Bank plc	06/13/18	USD	0.72	AUD	850	(2,026)
EUR Currency	HSBC Bank plc	06/13/18	USD	1.11	EUR	3,245	(4,804)

							(15,976)

							$(38,118)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.29.V1	1.00%	Quarterly	12/20/22	A	USD	1,842	$44,420	$42,449	$1,971

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28 day MXIBTIIE	Monthly	7.81%	Monthly	N/A		06/07/18	MXN	21,900	$(71)	$—	$(71)
28 day MXIBTIIE	Monthly	7.85%	Monthly	N/A		06/12/18	MXN	21,900	(5)	—	(5)
7.36%	Monthly	28 day MXIBTIIE	Monthly	N/A		01/28/19	MXN	25,421	9,575	—	9,575
3 month LIBOR	Quarterly	2.05%	Semi-Annual	11/19/18	(a)	11/19/19	USD	103,670	(179,919)	—	(179,919)
3 month LIBOR	Quarterly	2.05%	Semi-Annual	11/19/18	(a)	11/19/19	USD	53,830	(96,035)	—	(96,035)
3 month LIBOR	Quarterly	2.16%	Semi-Annual	12/06/18	(a)	12/06/19	USD	53,490	(40,271)	—	(40,271)
28 day MXIBTIIE	Monthly	7.32%	Monthly	N/A		02/20/20	MXN	24,364	(16,750)	—	(16,750)

28	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28 day MXIBTIIE	Monthly	7.16%	Monthly	N/A		04/29/20	MXN	24,200	$(21,550)	$—	$(21,550)
3 month LIBOR	Quarterly	2.24%	Semi-Annual	11/01/19	(a)	11/01/21	USD	10,860	(20,762)	—	(20,762)
2.27%	Semi-Annual	3 month LIBOR	Quarterly	11/19/20	(a)	11/19/21	USD	108,170	87,325	—	87,325
2.28%	Semi-Annual	3 month LIBOR	Quarterly	11/19/20	(a)	11/19/21	USD	56,000	40,642	—	40,642
2.34%	Semi-Annual	3 month LIBOR	Quarterly	12/07/20	(a)	12/07/21	USD	55,990	12,517	—	12,517
3 month LIBOR	Quarterly	2.31%	Semi-Annual	12/09/19	(a)	12/08/21	USD	22,150	(15,808)	—	(15,808)
3 month LIBOR	Quarterly	2.39%	Semi-Annual	12/19/19	(a)	12/19/21	USD	11,070	7,829	—	7,829
28 day MXIBTIIE	Monthly	7.47%	Monthly	N/A		03/07/22	MXN	4,159	(2,997)	—	(2,997)
28 day MXIBTIIE	Monthly	7.45%	Monthly	N/A		03/07/22	MXN	8,319	(6,378)	—	(6,378)
28 day MXIBTIIE	Monthly	7.48%	Monthly	N/A		03/07/22	MXN	4,159	(2,920)	—	(2,920)
7.13%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/07/22	MXN	3,789	5,559	—	5,559
7.14%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/10/22	MXN	1,532	2,216	—	2,216
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	5,081	7,727	—	7,727
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	3,855	5,822	—	5,822
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	1,733	(8,140)	—	(8,140)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	60	(458)	—	(458)
2.27%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/11/25	USD	91	(194)	—	(194)

									$(233,046)	$—	$(233,046)

(a)	Forward Swap.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
UK Retail Price Index All Items Monthly	At Termination	3.46%	At Termination	10/15/26	GBP	742	$8,903	$—	$8,903

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/20	USD	135	$(1,477)	$604	$(2,081)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	135	(1,509)	942	(2,451)
Argentine Republic	5.00%	Quarterly	Goldman Sachs International	12/20/22	USD	195	(23,375)	(16,509)	(6,866)
Argentine Republic	5.00%	Quarterly	Goldman Sachs International	12/20/22	USD	350	(41,988)	(29,170)	(12,818)
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/22	USD	165	4,613	5,963	(1,350)
Loews Corp.	1.00%	Quarterly	Barclays Bank plc	12/20/22	USD	120	(4,946)	(3,903)	(1,043)
Republic of South Africa	1.00%	Quarterly	Bank of America NA	12/20/22	USD	76	1,989	2,977	(988)
Republic of South Africa	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/22	USD	132	3,451	5,165	(1,714)
Republic of the Philippines	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/22	USD	670	(12,918)	(10,187)	(2,731)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/22	USD	154	413	675	(262)
United Mexican States	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/22	USD	88	236	365	(129)
United Mexican States	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/22	USD	88	236	386	(150)
CMBX.NA.9.AAA	0.50%	Monthly	Credit Suisse International	09/17/58	USD	150	(281)	1,818	(2,099)
CMBX.NA.9.AAA	0.50%	Monthly	Deutsche Bank AG	09/17/58	USD	120	(226)	1,474	(1,700)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	100	(187)	1,212	(1,399)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	90	(169)	1,091	(1,260)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	230	(432)	3,006	(3,438)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	230	(1,485)	—	(1,485)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	140	(904)	(20)	(884)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	200	(1,292)	(149)	(1,143)
CMBX.NA.6.BBB-	3.00%	Monthly	JPMorgan Securities LLC	05/11/63	USD	30	4,380	2,911	1,469

							$(75,871)	$(31,349)	$(44,522)

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Quarterly	Goldman Sachs International	06/20/19	B	USD	15	$(50)	$(135)	$85
Transocean, Inc.	1.00%	Quarterly	Goldman Sachs International	06/20/19	B	USD	95	(313)	(855)	542
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB+	USD	135	1,478	(697)	2,175
United Mexican States	1.00%	Quarterly	JP Morgan Chase Bank NA	09/20/20	BBB+	USD	135	1,510	(823)	2,333
CMBX.NA.3.AM	0.50%	Monthly	Credit Suisse International	12/13/49	NR	USD	390	(152)	(3,256)	3,104
CMBX.NA.4.AM	0.50%	Monthly	Deutsche Bank AG	02/17/51	NR	USD	95	(58)	(1,557)	1,499
CMBX.NA.8.A	2.00%	Monthly	Goldman Sachs International	10/17/57	NR	USD	60	(2,577)	(3,325)	748
CMBX.NA.8.A	2.00%	Monthly	Goldman Sachs International	10/17/57	NR	USD	60	(2,577)	(6,020)	3,443
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	NR	USD	60	(2,145)	(1,862)	(283)
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	NR	USD	20	(715)	(1,018)	303
CMBX.NA.9.A	2.00%	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	170	(6,076)	(8,717)	2,641
CMBX.NA.9.A	2.00%	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	30	(1,072)	(952)	(120)
CMBX.NA.9.A	2.00%	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	50	(1,787)	(1,329)	(458)
CMBX.NA.9.A	2.00%	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	6	(209)	(704)	495
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	30	(1,072)	(1,440)	368
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	60	(2,145)	(3,135)	990
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	90	(3,217)	(1,936)	(1,281)
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	60	(2,145)	(2,970)	825
CMBX.NA.9.BBB-	3.00%	Monthly	Credit Suisse International	09/17/58	NR	USD	19	(2,102)	(1,942)	(160)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	45	(4,977)	(4,701)	(276)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	100	(11,061)	(9,924)	(1,137)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	2	(221)	(241)	20
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	60	(1,837)	(2,677)	840
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	120	(3,673)	(5,262)	1,589
CMBX.NA.10.BBB-	3.00%	Monthly	JPMorgan Securities LLC	11/17/59	NR	USD	10	(1,006)	(873)	(133)
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	05/11/63	NR	USD	30	(4,380)	(2,408)	(1,972)

								$(52,579)	$(68,759)	$16,180

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
8.98%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/02/18	BRL	1,077	$(388)	$—	$(388)
9.99%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/02/18	BRL	3,321	(7,210)	—	(7,210)
9.98%	At Termination	1 day BZDIOVER	At Termination	JP Morgan Chase Bank NA	01/02/18	BRL	3,322	(5,242)	—	(5,242)
4.55%	Monthly	28 day MXIBTIIE	Monthly	Barclays Bank plc	03/21/18	MXN	826	305	—	305
4.85%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	11/01/18	MXN	716	959	—	959
28 day MXIBTIIE	Monthly	7.07%	Monthly	Citibank NA	11/21/18	MXN	8,086	(3,580)	—	(3,580)
28 day MXIBTIIE	Monthly	7.06%	Monthly	JP Morgan Chase Bank NA	11/21/18	MXN	9,703	(4,341)	—	(4,341)
28 day MXIBTIIE	Monthly	6.98%	Monthly	Citibank NA	11/28/18	MXN	13,800	(6,753)	—	(6,753)
28 day MXIBTIIE	Monthly	6.98%	Monthly	JP Morgan Chase Bank NA	11/28/18	MXN	7,828	(3,831)	—	(3,831)
7.02%	At Termination	1 day BZDIOVER	At Termination	Bank of America NA	01/02/19	BRL	5,244	(2,404)	—	(2,404)
7.75%	At Termination	1 day BZDIOVER	At Termination	Bank of America NA	01/02/19	BRL	3,153	(8,124)	—	(8,124)
1 day BZDIOVER	At Termination	9.25%	At Termination	Citibank NA	01/02/19	BRL	2,921	22,621	—	22,621
1 day BZDIOVER	At Termination	9.28%	At Termination	JP Morgan Chase Bank NA	01/02/19	BRL	2,773	21,766	—	21,766
1 day BZDIOVER	At Termination	8.21%	At Termination	Bank of America NA	01/02/20	BRL	3,516	4,103	—	4,103
1 day BZDIOVER	At Termination	9.14%	At Termination	Bank of America NA	01/04/21	BRL	1,400	3,950	—	3,950
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/16/21	USD	470	(17,928)	—	(17,928)
1 day BZDIOVER	At Termination	9.84%	At Termination	Citibank NA	01/02/23	BRL	1,378	3,884	—	3,884
5.73%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	01/03/25	MXN	672	4,078	—	4,078
28 day MXIBTIIE	Monthly	6.43%	Monthly	Bank of America NA	06/06/25	MXN	541	(2,336)	—	(2,336)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	06/09/25	MXN	271	(1,253)	—	(1,253)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	07/17/25	MXN	864	(4,044)	—	(4,044)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	3,395	16,207	—	16,207
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	12/05/25	MXN	122	(613)	—	(613)

								$9,826	$—	$9,826

30	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/ Reference	Frequency	Rate / Reference	Frequency
iBoxx USD Liquid High Yield Index March 2018	At Termination	3 month LIBOR	Quarterly	BNP Paribas SA	03/20/18	USD	2,041	$21,014	$(2,715)	$23,729
iBoxx USD Liquid High Yield Index March 2018	At Termination	3 month LIBOR	Quarterly	Goldman Sachs International	03/20/18	USD	2,050	15,678	(2,309)	17,987

								$36,692	$(5,024)	$41,716

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$42,449	$—	$190,086	$(412,258)
OTC Derivatives	28,589	(133,721)	143,058	(119,858)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures Contracts	Net unrealized appreciation(a)	$—	$—	$—	$—	$142,627	$127	$142,754
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	298,736	—	—	298,736
Options purchased	Investments at value — unaffiliated(b)	—	—	—	102,976	164,025	—	267,001
Swaps — centrally cleared	Net unrealized appreciation(a)	—	1,971	—	—	179,212	8,903	190,086
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	52,058	41,716	—	77,873	—	171,647

Total		$—	$54,029	$41,716	$401,712	$563,737	$9,030	$1,070,224

Liabilities — Derivative Financial Instruments
Futures Contracts	Net unrealized depreciation(a)	$—	$—	$—	$—	$93,040	$—	$93,040
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	321,308	—	—	321,308
Options written	Options written, at value	—	—	—	38,118	216,050	—	254,168
Swaps — centrally cleared	Net unrealized depreciation(a)	—	—	—	—	412,258	—	412,258
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	180,508	5,024	—	68,047	—	253,579

		$—	$180,508	$5,024	$359,426	$789,395	$—	$1,334,353

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

For the year ended 31 December, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net realized Gain (Loss) from:
Futures Contracts	$—	$—	$—	$—	$1,501,085	$—	$1,501,085
Forward foreign currency exchange contracts	—	—	—	48,123	—	—	48,123
Options purchased(a)	—	—	—	(323,441)	(625,880)	—	(949,321)
Options written	—	—	—	148,304	182,461	—	330,765
Swaps	—	56,136	—	(53,722)	(128,233)	—	(125,819)

	$—	$56,136	$—	$(180,736)	$929,433	$—	$804,833

Net Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$—	$—	$—	$—	$110,071	$127	$110,198
Forward foreign currency exchange contracts	—	—	—	(135,939)	—	—	(135,939)
Options purchased(b)	—	—	—	(275,746)	(256,485)	—	(532,231)
Options written	—	—	—	134,967	144,512	—	279,479
Swaps	—	(138,521)	41,716	—	(125,685)	25,974	(196,516)

	$—	$(138,521)	$41,716	$(276,718)	$(127,587)	$26,101	$(475,009)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$48,639,197
Average notional value of contracts — short	$57,758,045
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$17,366,163
Average amounts sold — in USD	$13,832,715
Options:
Average value of option contracts purchased	$238,254
Average value of option contracts written	$100,537
Credit default swaps:
Average notional value — buy protection	$6,477,665
Average notional value — sell protection	$5,837,750
Interest rate swaps:
Average notional value — pays fixed rate	$66,660,838
Average notional value — receives fixed rate	$88,698,621
Inflation Swaps:
Average notional value — receives fixed rate	$371,000
Total return swaps:
Average notional value	$4,844,029

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$58,835
Forward foreign currency exchange contracts	298,736	321,308
Options(a)	267,001	254,168
Swaps — Centrally cleared	—	156,856
Swaps — OTC(b)	171,647	253,579

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$737,384	$1,044,746
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(164,025)	(431,741)

Total derivative assets and liabilities subject to an MNA	$573,359	$613,005

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

32	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”)

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$95,467	$(35,923)	$—	$—	$59,544
Barclays Bank plc	77,253	(10,603)	—	—	66,650
BNP Paribas SA	70,453	(70,453)	—	—	—
Citibank NA	36,148	(36,148)	—	—	—
Credit Suisse International	14,188	(14,188)	—	—	—
Deutsche Bank AG	46,201	(46,201)	—	—	—
Goldman Sachs International	118,757	(102,217)	—	—	16,540
HSBC Bank plc	37,567	(11,411)	—	—	26,156
JP Morgan Chase Bank NA	46,865	(46,865)	—	—	—
JPMorgan Securities LLC	7,516	(7,516)	—	—	—
Morgan Stanley & Co. International plc	22,192	(22,192)	—	—	—
Royal Bank of Scotland	752	(752)	—	—	—

	$573,359	$(404,469)	$—	$—	$168,890

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$35,923	$(35,923)	$—	$—	$—
Barclays Bank plc	10,603	(10,603)	—	—	—
BNP Paribas SA	198,035	(70,453)	—	—	127,582
Citibank NA	39,398	(36,148)	—	—	3,250
Credit Suisse International	48,784	(14,188)	—	—	34,596
Deutsche Bank AG	54,180	(46,201)	—	—	7,979
Goldman Sachs International	102,217	(102,217)	—	—	—
HSBC Bank plc	11,411	(11,411)	—	—	—
JP Morgan Chase Bank NA	57,193	(46,865)	—	—	10,328
JPMorgan Securities LLC	13,286	(7,516)	—	—	5,770
Morgan Stanley & Co. International plc	35,626	(22,192)	—	—	13,434
Royal Bank of Scotland	6,076	(752)	—	—	5,324
UBS AG	273	—	—	—	273

	$613,005	$(404,469)	$—	$—	$208,536

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$48,712,604	$2,576,403	$51,289,007
Corporate Bonds:
Aerospace & Defense	—	1,535,661	—	1,535,661
Air Freight & Logistics	—	406,790	—	406,790
Airlines	—	1,011,054	—	1,011,054
Auto Components	—	236,379	—	236,379
Automobiles	—	779,585	—	779,585
Banks	—	25,482,871	—	25,482,871
Beverages	—	2,014,663	—	2,014,663
Biotechnology	—	3,587,437	—	3,587,437
Building Products	—	675,511	—	675,511
Capital Markets	—	5,757,071	—	5,757,071

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund

	Level 1	Level 2	Level 3	Total
Chemicals	$—	$554,191	$—	$554,191
Commercial Services & Supplies	—	693,587	—	693,587
Communications Equipment	—	91,930	—	91,930
Construction & Engineering	—	197,500	—	197,500
Consumer Finance	—	4,394,064	—	4,394,064
Containers & Packaging	—	697,263	—	697,263
Diversified Consumer Services	—	631,079	—	631,079
Diversified Financial Services	—	1,671,248	1,000,000	2,671,248
Diversified Telecommunication Services	—	5,488,991	—	5,488,991
Electric Utilities	—	5,847,479	—	5,847,479
Electrical Equipment	—	118,345	—	118,345
Electronic Equipment, Instruments & Components	—	210,477	—	210,477
Energy Equipment & Services	—	955,967	—	955,967
Equity Real Estate Investment Trusts (REITs)	—	2,143,233	—	2,143,233
Food & Staples Retailing	—	812,684	—	812,684
Food Products	—	486,416	—	486,416
Gas Utilities	—	106,718	—	106,718
Health Care Equipment & Supplies	—	2,787,166	—	2,787,166
Health Care Providers & Services	—	3,203,226	—	3,203,226
Hotels, Restaurants & Leisure	—	541,263	—	541,263
Household Durables	—	264,800	—	264,800
Industrial Conglomerates	—	318,445	—	318,445
Insurance	—	1,724,672	—	1,724,672
Internet & Direct Marketing Retail	—	610,132	—	610,132
IT Services	—	645,482	—	645,482
Life Sciences Tools & Services	—	789,247	—	789,247
Media	—	4,829,183	—	4,829,183
Metals & Mining	—	1,864,204	—	1,864,204
Multiline Retail	—	225,944	—	225,944
Multi-Utilities	—	458,849	—	458,849
Oil, Gas & Consumable Fuels	—	7,900,878	—	7,900,878
Paper & Forest Products	—	123,457	—	123,457
Pharmaceuticals	—	1,590,446	—	1,590,446
Road & Rail	—	1,170,749	—	1,170,749
Semiconductors & Semiconductor Equipment	—	4,085,433	—	4,085,433
Software	—	3,554,768	—	3,554,768
Specialty Retail	—	328,176	—	328,176
Technology Hardware, Storage & Peripherals	—	3,121,798	—	3,121,798
Thrifts & Mortgage Finance	—	329,817	—	329,817
Tobacco	—	1,087,344	—	1,087,344
Trading Companies & Distributors	—	716,362	—	716,362
Wireless Telecommunication Services	—	554,633	—	554,633
Floating Rate Loan Interests	—	—	1,599,976	1,599,976
Foreign Agency Obligations	—	1,508,907	—	1,508,907
Foreign Government Obligations	—	17,689,765	—	17,689,765
Municipal Bonds	—	23,299,754	—	23,299,754
Non-Agency Mortgage-Backed Securities	—	26,046,761	2,319,947	28,366,708
Preferred Securities	383,923	212,500	—	596,423
U.S. Government Sponsored Agency Securities	—	184,678,926	—	184,678,926
U.S. Treasury Obligations	—	137,921,077	—	137,921,077
Short-Term Securities:
Borrowed Bond Agreements	—	642,402	—	642,402
Money Market Funds	1,977,846	—	—	1,977,846
Options Purchased:
Foreign currency exchange contracts	—	102,976	—	102,976
Interest rate contracts	164,025	—	—	164,025
Liabilities:
Borrowed Bonds	—	(640,326)	—	(640,326)
TBA Sale Commitments	—	(73,333,478)	—	(73,333,478)

	$2,525,794	$476,256,536	$7,496,326	$486,278,656

34	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Total Return V.I. Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Equity contracts	$—	$41,716	$—	$41,716
Credit contracts	—	25,440	—	25,440
Foreign currency exchange contracts	—	298,736	—	298,736
Interest rate contracts	142,627	257,085	—	399,712
Other contracts	127	8,903	—	9,030
Liabilities:
Credit contracts	—	(51,811)	—	(51,811)
Foreign currency exchange contracts	—	(359,426)	—	(359,426)
Interest rate contracts	(309,090)	(480,305)	—	(789,395)

	$(166,336)	$(259,662)	$—	$(425,998)

(a)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Options Purchased	Total
Investments:
Assets:
Opening Balance, as of December 31, 2016	$9,595,248	$—	$—	$2,403,512	$1	$11,998,761
Transfers into Level 3	46,394	—	494,357	104,343	—	645,094
Transfers out of Level 3(a)	(6,661,753)	—	—	(674,375)	—	(7,336,128)
Other(b)	324,433	—	—	(324,433)	—	—
Accrued discounts/premiums	498	—	—	4,398	—	4,896
Net realized gain (loss)	(34,093)	—	—	9,367	—	(24,726)
Net change in unrealized appreciation (depreciation)(c) (d)	(20,399)	—	(23,234)	1,608	(1)	(42,026)
Purchases	2,240,000	1,000,000	1,232,111	1,762,051	—	6,234,162
Sales	(2,913,925)	—	(103,258)	(966,524)	—	(3,983,707)

Closing Balance, as of December 31, 2017	$2,576,403	$1,000,000	$1,599,976	$2,319,947	$—	$7,496,326

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017(d)	$(16,618)	$—	$(23,234)	$9,008	$—	$(30,845)

(a)	As of December 31, 2016, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, the investments at beginning of the period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.
(b)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Non-Agency Mortgage-Backed Securities.
(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(d)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

During the year ended December 31, 2017, there were no transfers between Level 1 and Level 2.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	35

Statement of Assets and Liabilities

December 31, 2017

BlackRock Total Return V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $557,388,060)	$558,442,583
Investments at value — affiliated (cost — $1,809,877)	1,809,877
Cash	56,145
Cash pledged:
Futures contracts	750,050
Centrally cleared swaps	1,042,398
Foreign currency at value (cost — $1,391,796)	1,400,454
Receivables:
Investments sold	5,961,271
TBA sale commitments	73,392,818
Capital shares sold	428,398
Dividends — affiliated	3,309
Dividends — unaffiliated	8,095
Interest — unaffiliated	2,564,085
Swap premiums paid	28,589
Unrealized appreciation on:
Forward foreign currency exchange contracts	298,736
OTC swaps	143,058
Prepaid expenses	1,938
Other assets	18,765

Total assets	646,350,569

LIABILITIES
Borrowed bonds at value (proceeds $595,127)	640,326
Options written at value (premium received $564,438)	254,168
TBA sale commitments at value (proceeds $73,392,818)	73,333,478
Reverse repurchase agreements at value	37,438,577
Payables:
Investments purchased	112,715,931
Capital shares redeemed	29,200
Income dividends	691,614
Interest expense	202
Distribution fees	53,449
Variation margin on futures contracts	58,835
Variation margin on centrally cleared swaps	156,856
Investment advisory fees	147,036
Officer’s and Directors’ fees	4,771
Other affiliates	1,354
Other accrued expenses	460,567
Swap premiums received	133,721
Unrealized depreciation on:
Forward foreign currency exchange contracts	321,308
OTC swaps	119,858

Total liabilities	226,561,251

NET ASSETS	$419,789,318

NET ASSETS CONSIST OF
Paid-in capital	$421,542,020
Distributions in excess of net investment income	(437,435)
Accumulated net realized loss	(2,552,029)
Net unrealized appreciation (depreciation)	1,236,762

NET ASSETS	$419,789,318

NET ASSET VALUE
Class I — Based on net assets of $152,138,371 and 12,778,791 shares outstanding, 600 million shares authorized, $0.10 par value.	$11.91

Class III — Based on net assets of $267,650,947 and 22,749,980 shares outstanding, 100 million shares authorized, $0.10 par value.	$11.76

See notes to financial statements.

36	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2017

BlackRock Total Return V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$34,705
Dividends — unaffiliated	66,795
Interest — unaffiliated	11,993,200
Foreign taxes withheld	(4,343)

Total investment income	12,090,357

EXPENSES
Investment advisory	1,692,511
Transfer agent — class specific	669,826
Distribution — class specific	557,875
Pricing	250,773
Custodian	121,920
Printing	116,205
Accounting services	84,688
Professional	78,958
Directors and Officer	25,866
Transfer agent	4,997
Miscellaneous	10,004

Total expenses excluding interest expense	3,613,623
Interest expense	439,065

Total expenses	4,052,688
Less:
Fees waived and/or reimbursed by the Manager	(3,471)
Transfer agent fees reimbursed — class specific	(535,927)

Total expenses after fees waived and/or reimbursed	3,513,290

Net investment income	8,577,067

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated (net of $678 foreign capital gain tax)	(1,553,069)
Borrowed bonds	138,962
Capital gain distributions from investment companies — affiliated	10
Forward foreign currency exchange contracts	48,123
Foreign currency transactions	(173,247)
Futures contracts	1,501,085
Options written	330,765
Payment by affiliate	19,241
Swaps	(125,819)

186,051

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,396,789
Borrowed bonds	(89,354)
Forward foreign currency exchange contracts	(135,939)
Foreign currency translations	867
Futures contracts	110,198
Options written	279,479
Swaps	(196,516)

3,365,524

Net realized and unrealized gain	3,551,575

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,128,642

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Changes in Net Assets

	BlackRock Total Return V.I. Fund
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,577,067	$5,122,678
Net realized gain (loss)	186,051	(111,898)
Net change in unrealized appreciation (depreciation)	3,365,524	53,330

Net increase in net assets resulting from operations	12,128,642	5,064,110

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(3,931,362)	(3,223,271)
Class III	(4,976,227)	(2,293,347)

Decrease in net assets resulting from distributions to shareholders	(8,907,589)	(5,516,618)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	83,969,566	110,161,750

NET ASSETS
Total increase in net assets	87,190,619	109,709,242
Beginning of year	332,598,699	222,889,457

End of year	$419,789,318	$332,598,699

Undistributed (distributions in excess of) net investment income, end of year	$(437,435)	$34,849

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Total Return V.I. Fund
	Class I
	Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$11.79		$11.71	$11.93	$11.51	$12.01

Net investment income(a)	0.29		0.23	0.22	0.32	0.32
Net realized and unrealized gain (loss)	0.13		0.09	(0.19)	0.44	(0.45)

Net increase (decrease) from investment operations	0.42		0.32	0.03	0.76	(0.13)

Distributions:(b)
From net investment income	(0.30)		(0.24)	(0.25)	(0.34)	(0.37)

Net asset value, end of year	$11.91		$11.79	$11.71	$11.93	$11.51

Total Return:(c)
Based on net asset value	3.60	%(d)	2.76%	0.26%	6.66%	(1.14)%

Ratios to Average Net Assets:(e)
Total expenses	0.94%		0.82%	0.92%	0.88%	0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.74%		0.62%	0.74%	0.69%	0.67%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.62%		0.59%	0.69%	0.66%	0.65%

Net investment income	2.43%		1.92%	1.89%	2.68%	2.75%

Supplemental Data:
Net assets, end of year (000)	$152,138		$157,445	$154,046	$130,765	$135,943

Portfolio turnover rate(f)	627%		590%	900%	772%	724%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 3.51%.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	—	0.01%	0.01%	—	—

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	389%	396%	625%	560%	498%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return V.I. Fund
	Class III
	Year Ended December 31,

	2017		2016	2015	2014	2013
Net asset value, beginning of year	$11.65		$11.57	$11.79	$11.38	$11.86

Net investment income(a)	0.25		0.19	0.18	0.27	0.28
Net realized and unrealized gain (loss)	0.12		0.10	(0.19)	0.44	(0.42)

Net increase (decrease) from investment operations	0.37		0.29	(0.01)	0.71	(0.14)

Distributions:(b)
From net investment income	(0.26)		(0.21)	(0.21)	(0.30)	(0.34)

Net asset value, end of year	$11.76		$11.65	$11.57	$11.79	$11.38

Total Return:(c)
Based on net asset value	3.21	%(d)	2.46%	(0.08)%	6.28%	(1.30)%

Ratios to Average Net Assets:(e)
Total expenses	1.16%		1.01%	1.06%	1.11%	1.06%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.06%		0.93%	1.04%	1.01%	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.94%		0.89%	0.98%	0.98%	0.94%

Net investment income	2.15%		1.61%	1.54%	2.31%	2.45%

Supplemental Data:
Net assets, end of year (000)	$267,651		$175,153	$68,844	$7,300	$2,750

Portfolio turnover rate(f)	627%		590%	900%	772%	724%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	—	0.01%	0.01%	—	—

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	389%	396%	625%	560%	498%

See notes to financial statements.

40	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Total Return V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

42	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

44	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: A fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $35,306,881 and 0.829%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Borrowed Bond Agreements and Reverse Repurchase Agreements

Counterparty	Borrowed Bond Agreements(a)	Reverse Repurchase Agreements	Borrowed Bond at Value including Accrued Interest(b)	Exposure Due (to) / from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest(c)	Cash Collateral Pledged	Net Collateral (Received) / Pledged(c)	Net Exposure Due (to) / from Counterparty(d)
Barclays Bank plc	$642,402	$—	$(642,737)	$(335)	$—	$—	$—	$—	$—	$(335)
Barclays Capital, Inc.	—	(2,397,800)	—	(2,397,800)	—	—	2,397,800	—	2,397,800	—
BNP Paribas SA	—	(16,778,610)	—	(16,778,610)	—	—	16,778,610	—	16,778,610	—
Deutsche Bank Securities, Inc.	—	(9,555,631)	—	(9,555,631)	—	—	9,555,631	—	9,555,631	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(8,706,536)	—	(8,706,536)	—	—	8,706,536	—	8,706,536	—
	$642,402	$(37,438,577)	$(642,737)	$(37,438,912)	$—	$—	$37,438,577	$—	$37,438,577	$(335)

(a)	Included in Investments at value-unaffiliated in the Statement of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $202 which is included in interest expense payable in the Statement of Assets and Liabilities.
(c)	Net collateral with a value of $37,448,005 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

46	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation:

•	Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

•	Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

•	The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

48	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•	Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock High Yield V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $250 Million	0.50%
$250 Million — $500 Million	0.45
$500 Million — $750 Million	0.40
Greater than $750 Million	0.35

For the year ended December 31, 2017, the aggregate average daily net assets of the Fund and the Company’s BlackRock High Yield V.I. Fund were approximately $766,491,695.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2017, the class specific distribution fees borne directly by Class III was $557,875.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$309,667	$360,159	$669,826

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is shown as fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $3,471.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived by the Manager.

For the year ended December 31, 2017, the Fund reimbursed the Manager $3,548 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06

The Manager has agreed not to reduce or discontinue this contractual reimbursement through April 30, 2018 unless approved by the Board, including a majority of Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2017, class specific waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$309,667	$226,260	$535,927

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
1.25%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived and/or reimbursed by the Manager.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: During the year ended December 31, 2017, the Fund received a reimbursement of $19,241 from an affiliate, which is included in payment by affiliate in the Statement of Operations, related to an operating error.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$27,944,882
Sales	25,851,242
Net Realized Gain	17,584

50	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, including paydowns, mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S Government Securities	$2,275,656,320	$2,074,344,197
U.S Government Securities	483,515,262	430,080,546

For the year ended December 31, 2017, purchases and sales related to mortgage dollar rolls were $952,490,704 and $952,394,168, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, the classification of investments, foreign currency transactions, the characterization of expenses, the expiration of capital loss carryforwards, net paydown losses and fees paid on trade settlements were reclassified to the following accounts:

Paid-in capital	$(23,090,333)
Distributions in excess of net investment income	(141,762)
Accumulated net realized loss	23,232,095

The tax character of distributions paid was as follows:

	12/31/17	12/31/16
Ordinary income	$8,907,589	$5,516,618

As of December 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Capital loss carryforward	(2,473,996)
Net unrealized gains(a)	721,294

Total	$(1,752,702)

(a)	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain options, futures and foreign currency contracts, the accounting for swap agreements and the classification of investments.

As of December 31, 2017, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $2,473,996.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$559,287,459

Gross unrealized appreciation	$5,785,858
Gross unrealized depreciation	(4,666,038)

Net unrealized appreciation (depreciation)	1,119,820

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

52	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	738,932	$8,778,869	2,078,444	$25,204,731
Shares issued in reinvestment of distributions	330,876	3,939,184	267,271	3,203,436
Shares redeemed	(1,644,712)	(19,574,644)	(2,147,090)	(25,786,780)

Net increase (decrease)	(574,904)	$(6,856,591)	198,625	$2,621,387

Class III
Shares sold	7,912,809	$93,125,910	9,823,253	$116,352,187
Shares issued in reinvestment of distributions	409,818	4,824,507	178,754	2,121,457
Shares redeemed	(606,082)	(7,124,260)	(918,301)	(10,933,281)

Net increase	7,716,545	$90,826,157	9,083,706	$107,540,363

Total Net Increase	7,141,641	$83,969,566	9,282,331	$110,161,750

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	53

Report of the Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Total Return V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

54	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
RUB	New Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviations

CLO	Collateralized Loan Obligation
ERS	Extendible Reset Securities
GO	General Obligation Bonds
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexican Equilibrium Interbank Interest Rate
OTC	Over-the-counter
RB	Revenue Bonds
TBA	To-be-announced

GLOSSARY OF TERMS USED IN THIS REPORT	55

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Variable Series Funds, Inc.

➢	BlackRock U.S. Government Bond V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2017	BlackRock U.S. Government Bond V.I. Fund

Investment Objective

BlackRock U.S. Government Bond V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

Detractors from relative performance included interest rate swap-related strategies. The Fund’s underweight allocation to agency securities weighed on return, as did security selection within 30-year agency residential mortgage-backed securities (“MBS”). An underweight to U.S. agency securities constrained performance, as did positioning with respect to global interest rates and currency exposures.

The principal positive contributors to performance were allocation-based strategies within securitized assets such as commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”). These segments benefited as the global search for yield and limited supply created a favorable technical backdrop and the fundamentals around the U.S. consumer, housing and commercial real estate continued to strengthen. The Fund’s stance with respect to U.S. interest rates also added to performance. This included the Fund’s stance with respect to duration and corresponding interest rate sensitivity, as well as the Fund’s positioning along the Treasury yield curve. Overweight positioning with respect to both 15-year and 30-year agency MBS added value, as did security selection within 15-year MBS. Finally, the Fund’s positioning with respect to Treasury inflation-protected securities (“TIPS”) helped return.

Describe recent portfolio activity.

During the 12-month period, the Fund increased its exposure to U.S. Treasuries, while closing its position in TIPS. Exposure to agency MBS increased modestly over the period, with new purchases favoring collateralized mortgage obligations. The Fund also slightly reduced exposure to CMBS and CLOs.

Describe portfolio positioning at period end.

The Fund closed the period with modestly underweight exposure to U.S. duration, on the view that yields will continue to rise in the context of strong domestic economic growth and the Fed hiking cycle. The Fund had overweight exposure to the U.S. dollar with an eye toward helping to buffer any volatility in risk assets. Outside of the United States, the Fund held short positions in German and U.K interest rates and U.K. inflation forward contracts. The Fund maintained a modest overweight to agency mortgages versus the benchmark on favorable seasonal factors and the view that the segment has become attractively valued relative to credit assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
U.S. Government Sponsored Agency Securities	71%
U.S. Treasury Obligations	55
Asset-Backed Securities	5
Non-Agency Mortgage-Backed Securities	4
Money Market Funds	3
Foreign Government Obligations	1
Options Purchased	– (a)
Liabilities in Excess of Other Assets	(16)
TBA Sale Commitments	(23)

(a)	Representing less than 0.5% of the Fund’s Net Assets.

2	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock U.S. Government Bond V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.
(b)	The Fund invests, under normal circumstances, at least 80% of its assets in fixed-income securities that are issued or guaranteed by the U.S. Government and its agencies. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.
(c)	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
(d)	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended December 31, 2017

	Standardized 30-Day Yield (b)	Unsubsidized 30-Day Yield (b)	6-Month Total Returns (c)	Average Annual Total Returns
				1 Year (c)	5 Years (c)		10 Years (c)
Class I(a)	1.90%	1.90%	0.06%	1.52%	1.14%		2.86%
Class III(a)	1.78	1.74	(0.10)	1.10	0.85	(d)	2.59	(d)
Bloomberg Barclays U.S. Government/Mortgage Index	—	—	0.72	2.37	1.59		3.51
Bloomberg Barclays U.S. Mortgage-Backed Securities Index	—	—	1.11	2.47	2.04		3.84

(a)	Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.
(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(d)	The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares.

The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
			Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Ending Account Value 12/31/17	Expenses Paid During the Period (c)
Class I	$1,000.00	$1,000.60	$6.05	$5.09	$1,000.00	$1,019.16	$6.11	$1,020.11	$5.14
Class III	1,000.00	999.00	7.96	6.85	1,000.00	1,017.24	8.03	1,018.35	6.92

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.20% for Class I and 1.58% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(c)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.01% for Class I and 1.36% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses	BlackRock U.S. Government Bond V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock U.S. Government Bond V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 5.0%
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 3.18%, 09/15/26(a)(b)	USD	210	$213,337
Bsprt Issuer Ltd., Series 2017-FL1, Class A, 2.83%, 06/15/27(a)(b)		200	200,686
CIFC Funding Ltd.(a):
Series 2014-V, 2.75%, 01/17/27		400	401,414
Series 2015-3A, Class A, 2.78%, 10/19/27(b)		250	251,521
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, 2.62%, 08/15/30(a)(b)		700	705,344
OCP CLO Ltd., Series 2012-2A, Class A1R, 2.85%, 11/22/25(a)(b)		556	559,802
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 2.48%, 04/20/25(a)(b)		440	440,597
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 08/17/34(b)		100	99,058
Washington Mill CLO Ltd., Series 2014-1A, Class A1R, 2.58%, 04/20/26(a)(b)		500	501,042

Total Asset-Backed Securities — 5.0% (Cost: $3,349,229)			3,372,801

Foreign Government Obligations — 0.9%

Mexico — 0.9%
United Mexican States, 5.00%, 12/11/19	MXN	11,800	571,237

Non-Agency Mortgage-Backed Securities — 4.0%

Commercial Mortgage-Backed Securities — 3.1%(b)
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.86%, 07/05/33(a)	USD	700	703,252
Commercial Mortgage Trust, Series 2017-PANW, Class A, 3.24%, 10/10/29		440	443,974
CSMC Trust:
Series 2016-MFF, Class A, 3.08%, 11/15/33(a)		100	100,616
Series 2017-CALI, Class A, 3.43%, 11/10/32		120	122,834
DBUBS Mortgage Trust, Series 2017-BRBK, Class A, 3.45%, 10/10/34		180	183,904
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 2.78%, 12/15/34(a)		143	143,400
LMREC, Inc., Series 2016-CRE2, Class A, 3.24%, 11/24/31(a)		100	101,000
RAIT Trust, Series 2017-FL7, Class A, 2.43%, 06/15/37(a)		250	250,129

			2,049,109
Interest Only Commercial Mortgage-Backed Securities — 0.9%(a)
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.75%, 05/10/58		849	90,260
Commercial Mortgage Trust, Series 2015-CR24, Class XA, 0.81%, 08/10/48		1,142	55,316
Core Industrial Trust(b):
Series 2015-CALW, Class XA, 0.81%, 02/10/34		3,895	113,723
Series 2015-TEXW, Class XA, 0.77%, 02/10/34		3,300	92,047
Series 2015-WEST, Class XA, 0.93%, 02/10/37		1,600	93,859
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class XA, 1.64%, 05/15/49		986	97,195
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class XA, 0.95%, 12/15/48		1,480	81,667

			624,067

Total Non-Agency Mortgage-Backed Securities — 4.0% (Cost: $2,688,944)			2,673,176

Security		Par (000)	Value
U.S. Government Sponsored Agency Securities — 71.4%

Agency Obligations — 0.8%
Federal Home Loan Bank, 4.00%, 04/10/28	USD	500	$553,091

Collateralized Mortgage Obligations — 1.8%
Federal National Mortgage Association:
Series 2017-69, Class HA, 3.00%, 06/25/46		681	687,781
Series 2011-8, Class ZA, 4.00%, 02/25/41		264	276,456
Government National Mortgage Association Variable Rate Notes, Series 2014-107, Class WX, 6.78%, 07/20/39(a)		202	230,360

			1,194,597
Interest Only Commercial Mortgage-Backed Securities — 1.5%(a)
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series 2015-K718, Class X2A, 0.10%, 02/25/22(b)		22,693	74,505
Series K064, Class X1, 0.61%, 03/25/27		1,397	66,480
Series K718, Class X1, 0.64%, 01/25/22		328	7,284
Federal National Mortgage Association ACES Variable Rate Notes:
Series 2015-M1, Class X2, 0.55%, 09/25/24		5,106	159,830
Series 2016-M4, Class X2, 2.70%, 01/25/39		632	71,734
Government National Mortgage Association, Series 2016-22, 0.81%, 11/16/55		2,698	156,264
Government National Mortgage Association Variable Rate Notes:
Series 2003-17, Class IO, 0.00%, 03/16/43		2,265	—
Series 2003-109, Class IO, 0.00%, 11/16/43		2,034	386
Series 2002-83, Class IO, 0.00%, 10/16/42		957	2
Series 2017-168, Class IO, 0.66%, 12/16/59		739	49,926
Series 2017-72, Class IO, 0.68%, 04/16/57		1,357	91,318
Series 2017-54, Class IO, 0.68%, 12/16/58		193	12,963
Series 2017-53, Class IO, 0.69%, 11/16/56		2,076	131,168
Series 2017-44, Class IO, 0.70%, 04/17/51		770	47,981
Series 2017-64, Class IO, 0.72%, 11/16/57		361	25,047
Series 2017-30, Class IO, 0.76%, 08/16/58		770	50,827
Series 2017-61, Class IO, 0.77%, 05/16/59		516	42,108

			987,823
Mortgage-Backed Securities — 67.3%
Federal Home Loan Mortgage Corp.:
2.50%, 09/01/27 - 02/01/32		550	551,093
2.50%, 01/15/33(c)		57	56,902
3.00%, 01/01/30 - 12/01/46		736	743,111
3.00%, 01/15/33 - 01/15/48(c)		1,463	1,468,365
3.50%, 04/01/31 - 03/01/47		1,496	1,552,034
3.50%, 01/15/48(c)		1,546	1,587,412
4.00%, 08/01/40 - 08/01/47		616	651,820
4.00%, 01/15/48(c)		602	629,513
4.50%, 02/01/39 - 11/01/47		440	468,467
5.00%, 10/01/41 - 11/01/41		233	254,366
5.50%, 06/01/41		158	174,061
8.00%, 12/01/29 - 07/01/30		37	42,965
Federal National Mortgage Association:
2.50%, 09/01/27 - 09/01/32		1,258	1,258,347
2.50%, 01/25/33 - 02/25/33(c)		1,649	1,646,316
3.00%, 04/01/29 - 03/01/47		5,066	5,111,262
3.00%, 01/25/33 - 01/25/48(c)		4,537	4,537,965
3.50%, 04/01/29 - 11/01/47		3,816	3,950,957
4.00%, 01/01/26 - 08/01/47		4,856	5,115,187
4.00%, 01/25/48(c)		1,733	1,812,265
4.50%, 05/01/24 - 10/01/47		2,235	2,390,661
4.50%, 01/25/48(c)		294	312,789
5.00%, 09/01/35 - 08/01/41		319	345,696

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2017	BlackRock U.S. Government Bond V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (continued):
5.50%, 05/01/34 - 12/01/39	USD	298	$329,754
6.00%, 04/01/35 - 06/01/41		352	399,014
6.50%, 05/01/40		65	73,214
Government National Mortgage Association:
3.00%, 01/15/48(c)		360	363,262
3.50%, 12/20/41 - 10/20/46		449	466,721
3.50%, 01/15/48(c)		2,641	2,730,377
4.00%, 09/20/40 - 02/20/47		337	354,696
4.00%, 01/15/48 - 02/15/48(c)		2,422	2,524,579
4.50%, 12/20/39 - 11/20/44		2,071	2,197,378
5.00%, 12/15/38 - 07/20/42		153	165,890
5.50%, 01/15/34		671	750,940

			45,017,379

Total U.S. Government Sponsored Agency Securities — 71.4% (Cost: $47,789,908)			47,752,890

U.S. Treasury Obligations — 55.3%
U.S. Treasury Bonds:
4.25%, 05/15/39		181	228,774
4.50%, 08/15/39		176	229,907
4.38%, 11/15/39		176	226,455
3.13%, 02/15/43		773	830,462
2.88%, 05/15/43 - 11/15/46		997	1,024,644
3.63%, 08/15/43		738	861,327
3.75%, 11/15/43		868	1,034,242
3.00%, 02/15/47		141	148,287
2.75%, 11/15/47(d)		1,022	1,023,677
U.S. Treasury Notes:
1.25%, 04/30/19 - 05/31/19		4,666	4,628,205
1.75%, 11/30/19 - 09/30/22(d)		7,112	7,055,345
1.50%, 04/15/20 - 03/31/23		3,461	3,419,442
2.63%, 08/15/20 - 11/15/20		3,548	3,611,575
1.88%, 12/15/20 - 04/30/22		1,940	1,921,985
1.63%, 11/15/22 - 04/30/23		1,015	987,642
2.00%, 11/30/22 - 11/15/26(d)		6,605	6,493,636
2.13%, 11/30/24 - 05/15/25		1,762	1,738,081
2.25%, 11/15/25 - 11/15/27(d)		1,547	1,528,075

Total U.S. Treasury Obligations — 55.3% (Cost: $37,099,954)			36,991,761

Total Long-Term Investments — 136.6% (Cost: $91,559,729)			91,361,865

		Shares
Money Market Funds — 2.7%(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.17%(f)		1,793,803	1,793,803
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.14%		1,799	1,799

Total Money Market Funds — 2.7% (Cost: $1,795,602)			1,795,602

Total Options Purchased — 0.1% (Cost: $143,336)			91,986

Total Investments Before TBA Sale Commitments — 139.4% (Cost: $93,498,667)			93,249,453

Security		Par (000)	Value
TBA Sale Commitments — (23.4)%(c)

Mortgage-Backed Securities — (23.4)%
Federal Home Loan Mortgage Corp.:
3.00%, 01/15/48	USD	12	$(11,998)
3.50%, 01/15/33 - 01/15/48		753	(777,311)
4.50%, 01/15/48		8	(8,504)
Federal National Mortgage Association:
2.50%, 01/25/33		42	(41,934)
3.00%, 01/25/33 - 02/25/48		6,121	(6,153,951)
3.50%, 01/25/33 - 01/25/48		1,595	(1,638,411)
4.00%, 01/25/33 - 02/25/48		4,465	(4,663,818)
5.00%, 01/25/48		156	(167,667)
5.50%, 01/25/48		787	(862,345)
6.00%, 01/25/48		160	(178,944)
Government National Mortgage Association:
3.00%, 01/15/48		203	(204,840)
4.00%, 01/15/48		100	(104,242)
4.50%, 01/15/48		796	(834,929)

Total TBA Sale Commitments — (23.4)% (Proceeds: $15,653,897)			(15,648,894)

Total Investments Net of TBA Sale Commitments — 116.0% (Cost: $77,844,770)			77,600,559
Liabilities in Excess of Other Assets — (16.0)%			(10,715,755)

Net Assets — 100.0%			$66,884,804

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock U.S. Government Bond V.I. Fund

(c)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC	$(43,505)	$(508)
Barclays Capital, Inc.	181,599	(839)
BNP Paribas SA	943,739	(1,211)
Citigroup Global Markets Inc.	240,439	(2,298)
Credit Suisse Securities USA LLC	397,488	1,923
Daiwa Capital Markets America, Inc.	344,000	215
Deutsche Bank Securities, Inc.	(313,503)	(383)
Goldman Sachs International	(677,673)	885
JP Morgan Chase Bank	(1,348,999)	1,138
Mizuho Securities USA, Inc.	(103,113)	2,340
Morgan Stanley & Co., Inc.	180,351	(1,057)
Nomura Securities International, Inc.	(98,583)	(614)
RBC Dain Rauscher, Inc.	1,553,808	(204)
Wells Fargo Securities LLC	764,806	(167)

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(e)	Annualized 7-day yield as of period end.
(f)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	701,543	1,092,260	1,793,803	$1,793,803	$11,627	$4	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Barclays Capital, Inc.	0.75%	12/29/2017	01/02/18	$342,663	$342,684	U.S. Treasury Obligations	Overnight
BNP Paribas SA	1.15%	12/29/2017	01/02/18	3,215,975	3,216,283	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	0.75%	12/29/2017	01/02/18	1,801,220	1,801,332	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	1.50%	12/29/2017	01/02/18	1,022,000	1,022,128	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.45%	12/29/2017	01/02/18	2,741,285	2,741,388	U.S. Treasury Obligations	Overnight

				$9,123,143	$9,123,815

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Long Bond	7	03/20/18	$1,071	$(2,138)
U.S. Treasury 5 Year Note	4	03/29/18	465	375
90-Day Eurodollar	14	12/17/18	3,425	(565)
Bank Acceptance	17	12/17/18	3,307	39
90-Day Eurodollar	12	03/16/20	2,930	(5,490)

				(7,779)

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2017	BlackRock U.S. Government Bond V.I. Fund

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Euro-Bund	5	03/08/18	$970	$10,001
U.S. Treasury 10 Year Note	63	03/20/18	7,815	(3,050)
Long Gilt	5	03/27/18	845	(11,342)
U.S. Treasury 2 Year Note	3	03/29/18	642	293
90-Day Eurodollar	1	03/18/19	244	424
90-Day Eurodollar	28	12/16/19	6,837	1,060

				(2,614)

				$(10,393)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	11,000	BRL	35,981	Barclays Bank plc	01/04/18	$154
USD	53,100	BRL	175,132	BNP Paribas SA	01/04/18	308
USD	160	MXN	3,000	BNP Paribas SA	01/04/18	8
COP	42,002,100	USD	14,000	Barclays Bank plc	01/05/18	71
USD	14,000	MXN	269,827	Barclays Bank plc	01/05/18	282
RUB	1,775,430	USD	30,000	Bank of America NA	01/12/18	767
USD	17,000	JPY	1,910,185	BNP Paribas SA	01/12/18	39
USD	19,924	MXN	379,776	Bank of America NA	01/12/18	643
JPY	379,795,920	USD	3,360,000	Goldman Sachs International	01/16/18	12,938
USD	3,360,000	JPY	377,512,800	Bank of America NA	01/16/18	7,339
USD	14,391	MXN	275,715	Barclays Bank plc	01/22/18	422
IDR	746,515,000	USD	55,000	Deutsche Bank AG	01/29/18	99
IDR	163,392,000	USD	12,000	JP Morgan Chase Bank NA	01/29/18	60
INR	841,945	USD	13,000	Barclays Bank plc	01/29/18	164
RUB	1,021,615	USD	17,000	Bank of America NA	01/30/18	627
CAD	8,991	USD	7,000	Barclays Bank plc	02/22/18	158
NOK	116,966	USD	14,000	Bank of America NA	02/22/18	266
USD	374,000	MXN	7,282,218	Barclays Bank plc	03/21/18	8,746
USD	161,333	TRY	602,000	BNP Paribas SA	06/25/18	10,572
USD	94,629	TRY	358,000	BNP Paribas SA	08/20/18	6,504

						50,167

BRL	30,262	USD	9,300	Bank of America NA	01/04/18	(178)
BRL	160,191	USD	49,000	BNP Paribas SA	01/04/18	(712)
BRL	42,406	USD	13,000	Goldman Sachs International	01/04/18	(217)
USD	7,200	BRL	24,028	BNP Paribas SA	01/04/18	(43)
MXN	268,197	USD	14,000	HSBC Bank plc	01/05/18	(365)
USD	14,000	COP	42,311,500	Royal Bank of Scotland	01/05/18	(175)
USD	16,854	AUD	22,000	BNP Paribas SA	01/12/18	(312)
USD	20,083	EUR	17,000	Royal Bank of Scotland	01/12/18	(326)
MXN	275,715	USD	14,672	Citibank NA	01/22/18	(703)
USD	13,000	INR	852,449	JP Morgan Chase Bank NA	01/29/18	(328)
BRL	149,119	USD	45,100	BNP Paribas SA	02/02/18	(311)
USD	7,000	CAD	8,984	Bank of America NA	02/22/18	(152)
MXN	969,700	USD	50,000	JP Morgan Chase Bank NA	03/21/18	(1,363)
TRY	602,000	USD	151,197	Citibank NA	06/25/18	(435)
TRY	358,000	USD	88,552	HSBC Bank plc	08/20/18	(427)

						(6,047)

	Net Unrealized Appreciation					$44,120

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock U.S. Government Bond V.I. Fund

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar June 19 Futures	293	06/15/18	USD	98.13	USD	71,877	$21,975
Put
U.S. Treasury 10 Year Note	57	01/26/18	USD	123.00	USD	7,011	7,125
90-day Eurodollar Mar 20 Futures	51	03/16/18	USD	97.75	USD	12,463	19,763

							26,888

							$48,863

OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Royal Bank of Scotland	02/16/18	JPY	114.00	USD	14	$60
USD Currency	Deutsche Bank AG	03/05/18	KRW	1,156.00	USD	672	919
USD Currency	Bank of America NA	06/13/18	CHF	1.00	USD	34	219
USD Currency	BNP Paribas SA	06/13/18	CAD	1.29	USD	68	603
USD Currency	Citibank NA	06/13/18	SEK	8.53	USD	34	256
USD Currency	Deutsche Bank AG	06/13/18	JPY	113.40	USD	102	1,421

							3,478

Put
AUD Currency	HSBC Bank plc	06/13/18	USD	0.76	AUD	102	884
EUR Currency	HSBC Bank plc	06/13/18	USD	1.17	EUR	425	3,289

							4,173

							$7,651

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
EUR Currency	One-Touch	Morgan Stanley & Co. International plc	06/07/18	EUR	4.35	EUR	4.35	EUR	1	$117

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
5-Year Interest Rate Swap, 10/16/18	2.50%	Semi Annual	3-month LIBOR	Quarterly	Citibank NA	10/18/23	2.50%	USD	5,700	$35,355

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar June 21 Futures	195	06/15/18	USD	97.88	USD	47,714	$(35,344)
Put
90-day Eurodollar Mar 20 Futures	51	03/16/18	USD	97.50	USD	12,431	(5,100)

							$(40,444)

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2017	BlackRock U.S. Government Bond V.I. Fund

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 29 Version 1	1.00%	Quarterly	12/20/22	USD	399	$(9,622)	$(7,905)	$(1,717)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of the Philippines	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/22	USD	295	$(5,687)	$(4,484)	$(1,203)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/22	USD	27	73	118	(45)

							$(5,614)	$(4,366)	$(1,248)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency						Value
7.36%	Monthly	28 day MXIBTIIE	Monthly	N/A		01/28/19	MXN	2,947	$1,110	$—	$1,110
1.47%	At Termination	1 day Fed Funds	At Termination	12/19/18	(a)	03/20/19	USD	28,245	31,840	—	31,840
1 day Fed Funds	At Termination	1.47%	At Termination	12/19/18	(a)	03/20/19	USD	28,245	(31,840)	(9,140)	(22,700)
3 month LIBOR	Quarterly	2.05%	Semi-Annual	11/19/18	(a)	11/19/19	USD	17,100	(29,677)	—	(29,677)
3 month LIBOR	Quarterly	2.05%	Semi-Annual	11/19/18	(a)	11/19/19	USD	8,880	(15,842)	—	(15,842)
3 month LIBOR	Quarterly	2.16%	Semi-Annual	12/06/18	(a)	12/06/19	USD	8,640	(6,505)	—	(6,505)
28 day MXIBTIIE	Monthly	7.32%	Monthly	N/A		02/20/20	MXN	2,559	(1,759)	—	(1,759)
28 day MXIBTIIE	Monthly	7.16%	Monthly	N/A		04/29/20	MXN	2,380	(2,120)	—	(2,120)
1.37%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/30/20	USD	2,470	54,105	—	54,105
3 month LIBOR	Quarterly	1.37%	Semi-Annual	N/A		11/30/20	USD	1,350	(29,570)	4,867	(34,437)
3 month LIBOR	Quarterly	2.24%	Semi-Annual	11/01/19	(a)	11/01/21	USD	1,805	(3,451)	—	(3,451)
2.28%	Semi-Annual	3 month LIBOR	Quarterly	11/19/20	(a)	11/19/21	USD	9,230	6,699	—	6,699
2.27%	Semi-Annual	3 month LIBOR	Quarterly	11/19/20	(a)	11/19/21	USD	17,840	14,402	—	14,402
2.34%	Semi-Annual	3 month LIBOR	Quarterly	12/07/20	(a)	12/07/21	USD	9,040	2,021	—	2,021
3 month LIBOR	Quarterly	2.31%	Semi-Annual	12/09/19	(a)	12/08/21	USD	3,580	(2,555)	—	(2,555)
3 month LIBOR	Quarterly	2.39%	Semi-Annual	12/19/19	(a)	12/19/21	USD	1,780	1,259	—	1,259
28 day MXIBTIIE	Monthly	7.48%	Monthly	N/A		03/07/22	MXN	431	(303)	—	(303)
28 day MXIBTIIE	Monthly	7.47%	Monthly	N/A		03/07/22	MXN	431	(311)	—	(311)
28 day MXIBTIIE	Monthly	7.45%	Monthly	N/A		03/07/22	MXN	863	(662)	—	(662)
3 month LIBOR	Quarterly	1.84%	Semi-Annual	N/A		08/23/22	USD	500	(6,033)	—	(6,033)
3 month LIBOR	Quarterly	1.88%	Semi-Annual	N/A		09/18/22	USD	300	(3,261)	—	(3,261)
3 month LIBOR	Quarterly	1.98%	Semi-Annual	N/A		09/22/22	USD	750	(4,915)	—	(4,915)
7.13%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/07/22	MXN	321	470	—	470
7.14%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/10/22	MXN	130	188	—	188
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	321	485	—	485
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	424	644	—	644
3 month LIBOR	Quarterly	2.23%	Semi-Annual	N/A		12/20/22	USD	600	(109)	—	(109)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	15	(114)	—	(114)

									$(25,804)	$(4,273)	$(21,531)

(a)	Forward swap.

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock U.S. Government Bond V.I. Fund

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
8.98%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	01/02/18	(a)	01/02/18	BRL 105	$(38)	$—	$(38)
9.99%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	N/A		01/02/18	BRL 340	(738)	—	(738)
9.98%	At Termination	1 day BZDIOVER	At Termination	JP Morgan Chase Bank NA	N/A		01/02/18	BRL 340	(536)	—	(536)
28 day MXIBTIIE	Monthly	7.07%	Monthly	Citibank NA	N/A		11/21/18	MXN 938	(415)	—	(415)
28 day MXIBTIIE	Monthly	7.06%	Monthly	JP Morgan Chase Bank NA	N/A		11/21/18	MXN 1,125	(503)	—	(503)
28 day MXIBTIIE	Monthly	6.98%	Monthly	Citibank NA	N/A		11/28/18	MXN 1,600	(783)	—	(783)
28 day MXIBTIIE	Monthly	6.98%	Monthly	JP Morgan Chase Bank NA	N/A		11/28/18	MXN 908	(443)	—	(443)
7.02%	At Termination	1 day BZDIOVER	At Termination	Bank of America NA	N/A		01/02/19	BRL 426	(195)	—	(195)
7.75%	At Termination	1 day BZDIOVER	At Termination	Bank of America NA	N/A		01/02/19	BRL 275	(708)	—	(708)
1 day BZDIOVER	At Termination	9.25%	At Termination	Citibank NA	N/A		01/02/19	BRL 288	2,230	—	2,230
8.00%	At Termination	1 day BZDIOVER	At Termination	Citibank NA	N/A		01/02/19	BRL 274	(949)	—	(949)
1 day BZDIOVER	At Termination	9.28%	At Termination	JP Morgan Chase Bank NA	N/A		01/02/19	BRL 273	2,145	—	2,145
1 day BZDIOVER	At Termination	8.21%	At Termination	Bank of America NA	N/A		01/02/20	BRL 285	333	—	333
1 day BZDIOVER	At Termination	9.14%	At Termination	Bank of America NA	N/A		01/04/21	BRL 122	344	—	344
1 day BZDIOVER	At Termination	9.61%	At Termination	Bank of America NA	N/A		01/02/23	BRL 64	(46)	—	(46)
1 day BZDIOVER	At Termination	9.85%	At Termination	Citibank NA	N/A		01/02/23	BRL 64	188	—	188
1 day BZDIOVER	At Termination	9.84%	At Termination	Citibank NA	N/A		01/02/23	BRL 122	343	—	343
28 day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	N/A		08/06/25	MXN 640	(3,030)	—	(3,030)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	N/A		08/11/25	MXN 810	3,867	—	3,867

									$1,066	$—	$1,066

(a)	Forward swap.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
UK Retail Price Index All Items Monthly	At Termination	3.46%	At Termination	10/15/26	GBP 180	$2,154	$—	$2,154

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$4,867	$(17,045)	$115,377	$(136,471)
OTC Derivatives	118	(4,484)	9,450	(9,632)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2017	BlackRock U.S. Government Bond V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures Contracts Net unrealized appreciation(a)	$—	$—	$—	$—	$12,153	$39	$12,192
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	50,167	—	—	50,167
Options purchased Investments at value — unaffiliated(b)	—	—	—	7,768	84,218	—	91,986
Swaps — centrally cleared Net unrealized appreciation(a)	—	—	—	—	113,223	2,154	115,377
Swaps — OTC Net unrealized appreciation on OTC swaps; Swap premiums paid	—	118	—	—	9,450	—	9,568

	$—	$118	$—	$57,935	$219,044	$2,193	$279,290

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures Contracts Net unrealized depreciation(a)	$—	$—	$—	$—	$22,585	$—	$22,585
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	6,047		—	6,047
Options written Options written, at value	—	—	—	—	40,444	—	40,444
Swaps — centrally cleared Net unrealized depreciation(a)	—	1,717	—	—	134,754	—	136,471
Swaps — OTC Net unrealized depreciation on OTC swaps; Swap premiums received	—	5,732	—	—	8,384	—	14,116

	$—	$7,449	$—	$6,047	$206,167	$—	$219,663

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended 31 December, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net realized Gain (Loss) from:
Futures Contracts	—	$—	$—	$—	$(24,103)	$—	$(24,103)
Forward foreign currency exchange contracts	—	—	—	37,619	—	—	37,619
Options purchased(a)	—	—	—	(41,404)	(116,739)	—	(158,143)
Options written	—	—	—	(2,423)	74,721	—	72,298
Swaps	—	(28,248)	—	(11,654)	(128,749)	—	(168,651)

	$—	$(28,248)	$—	$(17,862)	$(194,870)	$—	$(240,980)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$—	$—	$—	$—	$87,402	$39	$87,441
Forward foreign currency exchange contracts	—	—	—	38,591	—	—	38,591
Options purchased(b)	—	—	—	(18,886)	(41,900)	—	(60,786)
Options written	—	—	—	—	14,180	—	14,180
Swaps	—	(2,920)	—	—	34,693	6,295	38,068

	$—	$(2,920)	$—	$19,705	$94,375	$6,334	$117,494

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock U.S. Government Bond V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,898,897
Average notional value of contracts — short	$15,232,023
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,477,560
Average amounts sold — in USD	$2,114,276
Options:
Average value of option contracts purchased	$44,209
Average value of option contracts written	$13,378
Average notional value of swaption contracts purchased	$2,350,000
Average notional value of swaption contracts written	$7,720,000
Credit default swaps:
Average notional value — buy protection	$875,750
Interest rate swaps:
Average notional value — pays fixed rate	$28,585,400
Average notional value — receives fixed rate	$32,451,857
Inflation swaps:
Average notional value — receives fixed rate	$121,248
Total return swaps:
Average notional value — pays fixed rate	$588,075

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$—		$2,731
Forward foreign currency exchange contracts	50,167		6,047
Options	91,986	(a)	40,444
Swaps — Centrally cleared	3,621		—
Swaps — OTC(b)	9,568		14,116

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$155,342		$63,338
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(52,484)		(43,175)

Total derivative assets and liabilities subject to an MNA	$102,858		$20,163

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$10,538	$(1,279)	$—	$—	$9,259
Barclays Bank plc	10,115	(45)	—	—	10,070
BNP Paribas SA	18,034	(1,378)	—	—	16,656
Citibank NA	38,372	(4,061)	—	—	34,311
Deutsche Bank AG	6,306	—	—	—	6,306
Goldman Sachs International	12,938	(3,247)	—	—	9,691
HSBC Bank plc	4,173	(792)	—	—	3,381
JP Morgan Chase Bank NA	2,205	(2,205)	—	—	—
Morgan Stanley & Co. International plc	117	—	—	—	117
Royal Bank of Scotland	60	(60)	—	—	—

	$102,858	$(13,067)	$—	$—	$89,791

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2017	BlackRock U.S. Government Bond V.I. Fund

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$1,279	$(1,279)	$—	$—	$—
Barclays Bank plc	45	(45)	—	—	—
BNP Paribas SA	1,378	(1,378)	—	—	—
Citibank NA	4,061	(4,061)	—	—	—
Goldman Sachs International	3,247	(3,247)	—	—	—
HSBC Bank plc	792	(792)	—	—	—
JP Morgan Chase Bank NA	8,860	(2,205)	—	—	6,655
Royal Bank of Scotland	501	(60)	—	—	441

	$20,163	$(13,067)	$—	$—	$7,096

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$91,361,865	$—	$91,361,865
Money Market Funds	1,795,602	—	—	1,795,602
Options Purchased:
Interest rate contracts	48,863	35,355	—	84,218
Foreign currency exchange contracts	—	7,768	—	7,768
Liabilities:
TBA Sale Commitments	—	(15,648,894)	—	(15,648,894)

	$1,844,465	$75,756,094	$—	$77,600,559

Derivative Financial Instruments(b)
Assets:
Foreign currency exchange contracts	$—	$50,167	$—	$50,167
Interest rate contracts	12,153	122,673	—	134,826
Other contracts	39	2,154	—	2,193
Liabilities:
Credit contracts	—	(2,965)	—	(2,965)
Foreign currency exchange contracts	—	(6,047)	—	(6,047)
Interest rate contracts	(63,029)	(143,138)	—	(206,167)

	$(50,837)	$22,844	$—	$(27,993)

(a)	See above Schedule of Investments for values in each security type.
(b)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $9,123,815 are categorized as level 2 within the disclosure hierarchy.

During the year ended December 31, 2017, there were no transfers between Level 1 and Level 2.

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock U.S. Government Bond V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Asset-Backed Securities
Investments:
Assets:
Opening Balance, as of December 31, 2016	$1,360,300
Transfers into Level 3	—
Transfers out of Level 3(a)	(860,000)
Accrued discounts/premiums	8
Net realized gain (loss)	381
Net change in unrealized appreciation (depreciation)(b)	(689)
Purchases	—
Sales	(500,000)

Closing Balance, as of December 31, 2017	$—

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017(b)	$—

(a)	As of December 31, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	15

Statement of Assets and Liabilities

December 31, 2017

BlackRock U.S. Government Bond V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $91,704,864)	$91,455,650
Investments at value — affiliated (cost — $1,793,803)	1,793,803
Cash	1,256
Cash pledged:
Futures contracts	118,710
Centrally cleared swaps	167,000
Foreign currency at value (cost — $135,802)	135,760
Receivables:
Investments sold	5,459,350
TBA sale commitments	15,653,897
Capital shares sold	151,001
Dividends — affiliated	2,410
Dividends — unaffiliated	6,022
Interest — unaffiliated	285,343
Variation margin on centrally cleared swaps	3,621
Swap premiums paid	118
Unrealized appreciation on:
Forward foreign currency exchange contracts	50,167
OTC swaps	9,450
Prepaid expenses	293
Other assets	15,653

Total assets	115,309,504

LIABILITIES
Options written at value (premium received $63,472)	40,444
TBA sale commitments at value (proceeds $15,653,897)	15,648,894
Reverse repurchase agreements at value	9,123,815
Payables:
Investments purchased	23,282,962
Capital shares redeemed	180
Income dividends	86,234
Distribution fees	346
Variation margin on futures contracts	2,731
Investment advisory fees	45,348
Officer’s and Directors’ fees	3,966
Other affiliates	559
Other accrued expenses	169,058
Swap premiums received	4,484
Unrealized depreciation on:
Forward foreign currency exchange contracts	6,047
OTC swaps	9,632

Total liabilities	48,424,700

NET ASSETS	$66,884,804

NET ASSETS CONSIST OF
Paid-in capital	$71,404,783
Undistributed net investment income	108,200
Accumulated net realized loss	(4,435,412)
Net unrealized appreciation (depreciation)	(192,767)

NET ASSETS	$66,884,804

NET ASSET VALUE
Class I — Based on net assets of $65,100,220 and 6,434,695 shares outstanding, 300 million shares authorized, $0.10 par value.	$10.12

Class III — Based on net assets of $1,784,584 and 176,523 shares outstanding, 100 million shares authorized, $0.10 par value.	$10.11

See notes to financial statements.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2017

BlackRock U.S. Government Bond V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$11,627
Dividends — unaffiliated	176
Interest — unaffiliated	1,807,780

Total investment income	1,819,583

EXPENSES
Investment advisory	351,496
Transfer agent — class specific	135,971
Pricing	81,656
Custodian	78,152
Professional	70,076
Printing	42,405
Accounting services	31,908
Directors and Officer	21,263
Transfer agent	5,000
Distribution — class specific	4,767
Registration	1
Miscellaneous	1,127

Total expenses excluding interest expense	823,822
Interest expense	99,529

Total expenses	923,351
Less:
Fees waived and/or reimbursed by the Manager	(72,054)
Transfer agent fees reimbursed — class specific	(134,825)

Total expenses after fees waived and/or reimbursed	716,472

Net investment income	1,103,111

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,138,288)
Borrowed bonds	(1,142)
Capital gain distributions from investment companies — affiliated	4
Forward foreign currency exchange contracts	37,619
Foreign currency transactions	(16,001)
Futures contracts	(24,103)
Options written	72,298
Swaps . . . . .	(168,651)

(1,238,264)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,016,674
Borrowed bonds	1,005
Forward foreign currency exchange contracts	38,591
Foreign currency translations	633
Futures contracts	87,441
Options written	14,180
Swaps . . . . .	38,068

1,196,592

Net realized and unrealized loss	(41,672)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,061,439

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Changes in Net Assets

	BlackRock U.S. Government Bond V.I. Fund
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,103,111	$1,191,810
Net realized gain (loss)	(1,238,264)	1,294,260
Net change in unrealized appreciation (depreciation)	1,196,592	(1,045,699)

Net increase in net assets resulting from operations	1,061,439	1,440,371

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(1,434,556)	(1,449,685)
Class III	(34,383)	(67,977)

Decrease in net assets resulting from distributions to shareholders	(1,468,939)	(1,517,662)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(7,899,331)	(9,641,543)

NET ASSETS
Total decrease in net assets	(8,306,831)	(9,718,834)
Beginning of year	75,191,635	84,910,469

End of year	$66,884,804	$75,191,635

Undistributed net investment income, end of year	$108,200	$257,205

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond V.I. Fund
	Class I
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.18	$10.23	$10.39	$10.04	$10.71

Net investment income(a)	0.16	0.15	0.15	0.19	0.13
Net realized and unrealized gain (loss)	(0.01)	(0.01)	(0.10)	0.39	(0.48)

Net increase (decrease) from investment operations	0.15	0.14	0.05	0.58	(0.35)

Distributions:(b)
From net investment income	(0.21)	(0.19)	(0.21)	(0.23)	(0.25)
From net realized gain	—	—	—	—	(0.07)

Total distributions	(0.21)	(0.19)	(0.21)	(0.23)	(0.32)

Net asset value, end of year	$10.12	$10.18	$10.23	$10.39	$10.04

Total Return:(c)
Based on net asset value	1.52%	1.33%	0.45%	5.87%	(3.25)%

Ratios to Average Net Assets:
Total expenses	1.31%	1.02%	0.96%	0.89%	0.90%

Total expenses after fees waived and/or reimbursed	1.01%	0.76%	0.73%	0.69%	0.69%

Total expenses after fees waived and/or reimbursed excluding interest expense	0.87%	0.70%	0.70%	0.66%	0.68%

Net investment income	1.58%	1.43%	1.41%	1.88%	1.24%

Supplemental Data:
Net assets, end of year (000)	$65,100	$72,433	$83,016	$92,975	$103,218

Portfolio turnover rate(d)	1,052%	1,140%	1,581%	1,388%	1,956%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	681%	705%	991%	956%	1,415%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond V.I. Fund (continued)
	Class III
	Year Ended December 31,								Period 05/09/2012 (a) to 12/31/2012
	2017	2016	2015	2014	Period 07/15/2013 (a) to 12/31/2013		Period 01/01/2013 to 07/09/2013 (b)
Net asset value, beginning of period	$10.18	$10.22	$10.39	$10.04	$10.19		$10.71		$10.77

Net investment income(c)	0.13	0.11	0.13	0.17	0.11		0.01		0.08
Net realized and unrealized gain (loss)	(0.02)	—	(0.12)	0.38	(0.09)		(0.38)		0.05

Net increase (decrease) from investment operations	0.11	0.11	0.01	0.55	0.02		(0.37)		0.13

Distributions:(d)
From net investment income	(0.18)	(0.15)	(0.18)	(0.20)	(0.10)		(0.15)		(0.15)
From net realized gain	—	—	—	—	(0.07)		—		(0.04)

Total distributions	(0.18)	(0.15)	(0.18)	(0.20)	(0.17)		(0.15)		(0.19)

Net asset value, end of period	$10.11	$10.18	$10.22	$10.39	$10.04		$10.19		10.71

Total Return:(e)
Based on net asset value	1.10%	1.08%	0.08%	5.56%	0.26	%(f)	(3.60	)%(f)	1.24	(f)

Ratios to Average Net Assets:
Total expenses	1.45%	1.27%	1.11%	1.09%	0.86	%(g)	1.66	%(g)	1.14	%(g)

Total expenses after fees waived and/or reimbursed	1.30%	1.08%	1.00%	1.00%	0.85	%(g)	0.85	%(g)	1.01	%(g)

Total expenses after fees waived and/or reimbursed excluding interest expense	1.17%	1.01%	0.97%	0.98%	0.84	%(g)	0.85	%(g)	0.99	%(g)

Net investment income	1.30%	1.09%	1.27%	1.63%	2.30	%(g)	0.25	%(g)	1.20	%(g)

Supplemental Data:
Net assets, end of period (000)	$1,785	$2,758	$1,894	$750	$225		$—	(b)	$29

Portfolio turnover rate(h)	1,052%	1,140%	1,581%	1,388%	1,956%		1,956%		1,529%

(a)	Recommencement of operations.
(b)	There were no Class III Shares outstanding from July 9,2013 to July 14, 2013. On July 15, 2013, operations recommenced.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,				Period 07/15/2013 to 12/31/2013	Period 01/01/2013 to 07/09/2013	Period 05/09/2012 to 12/31/2012
	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	681%	705%	991%	956%	1,415%	1,415%	1,119%

See notes to financial statements.

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds.

The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock U.S. Government Bond V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on May 9, 2012, were redeemed on July 9, 2013 and recommenced on July 15, 2013.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., TBA commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.

•	OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments.

Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: A fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker-dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $12,241,322 and 0.81%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and the counterparty under the MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Net Exposure Due (to)/from Counterparty (b)
Barclays Capital, Inc.	$342,684	$(342,684)	$—
BNP Paribas S.A.	3,216,283	(3,216,283)	—
Deutsche Bank Securities, Inc.	2,823,460	(2,823,460)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,741,388	(2,741,388)	—

	$9,123,815	$(9,123,815)	$—

(a)	Net collateral with a value of $9,130,794 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of a default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•	Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•	Credit default swaps — Credit default swaps are entered into credit default swaps to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.50%
$1 Billion — $3 Billion	0.47
$3 Billion — $5 Billion	0.45
$5 Billion — $10 Billion	0.44
Greater than $10 Billion	0.43

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

For the year ended December 31, 2017, the class specific distribution fees borne directly by Class III were $4,767.

Transfer Agent: The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$133,790	$2,181	$135,971

Expense Limitations and Waivers: The Manager has agreed to voluntarily waive 0.10% of its investment advisory fee by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $71,226.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $828.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived by the Manager.

For the year ended December 31, 2017, the Fund reimbursed the Manager $943 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

28	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

These amounts waived and/or reimbursed are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer Agent Fees Reimbursed	$133,790	$1,035	$134,825

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
1.25%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to April 30, 2018 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived and/or reimbursed by the Manager.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$4,949,423
Sales	5,080,267
Net Realized Gain	(14,260)

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S Government Securities	$637,385,184	$643,797,430
U.S. Government Securities	177,530,259	176,858,654

For the year ended December 31, 2017, purchases and sales related to mortgage dollar rolls were $287,555,890 and $287,536,428, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, net paydown losses and foreign currency transactions were reclassified to the following accounts:

Paid-in capital	$672
Undistributed net investment income	216,823
Accumulated net realized loss	(217,495)

The tax character of distributions paid was as follows:

	12/31/2017	12/31/2016
Ordinary income	$1,468,939	$1,517,662

As of December 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$152,161
Capital loss carryforward	(4,410,129)
Net unrealized losses(a)	(262,011)

$(4,519,979)

(a)	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts and the accounting for swap agreements.

As of December 31, 2017, the Fund had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains of $4,410,129.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$93,511,307

Gross unrealized appreciation	$558,947
Gross unrealized depreciation	(837,080)

Net unrealized depreciation	$(278,133)

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

30	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount in the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
Share Class	Shares	Amount	Shares	Amount
Class I
Shares sold	191,307	$1,952,213	298,687	$3,117,025
Shares issued in reinvestment of distributions	143,198	1,460,104	142,901	1,488,883
Shares redeemed	(1,014,221)	(10,349,406)	(1,443,563)	(15,070,332)

Net decrease	(679,716)	$(6,937,089)	(1,001,975)	$(10,464,424)

Class III
Shares sold	98,593	$1,004,254	869,182	$9,025,554
Shares issued in reinvestment of distributions	3,378	34,390	6,710	70,048
Shares redeemed	(196,442)	(2,000,886)	(790,237)	(8,272,721)

Net decrease/increase	(94,471)	$(962,242)	85,655	$822,881

Total Net Decrease	(774,187)	$(7,899,331)	(916,320)	$(9,641,543)

At December 31, 2017, 1,963 Class III Shares of the Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	31

Report of the Independent Registered Public Accounting Firm

To the Shareholders of BlackRock U.S. Government Bond V.I. Fund and the Board of Directors of

BlackRock Variable Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock U.S. Government Bond V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

32	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgit
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviations

CDI	One-Day Brazil Interbank Deposit
CLO	Collateralized Loan Obligation
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
TBA	To-be-announced
TIIE	Interbank Equilibrium Interest Rate
UK RPI	United Kingdom Retail Price Index

GLOSSARY OF TERMS USED IN THIS REPORT	33

Director and Officer Information

Independent Directors (a)

Name (b) Year of Birth	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Director (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1940	Director (Since 2007)	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	27 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director (Since 2007)	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burton Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	27 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director (Since 2007)	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003.	27 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (Metals)
Henry Gabbay 1947	Director (Since 2007)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	27 RICs consisting of 98 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 98 Portfolios	None

DIRECTOR AND OFFICER INFORMATION

Director and Officer Information  (continued)

Independent Directors (a)

Name (b) Year of Birth	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	27 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John F O’Brien 1947	Director (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	27 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artst or (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Director (Since 2007)	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	27 RICs consisting of 98 Portfolios	None

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Interested Directors (a)(d)

Name (b) Year of Birth	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	27 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Company’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Company’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Corporation’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

(d) Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

DIRECTOR AND OFFICER INFORMATION

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name (b) Year of Birth	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Company serve at the pleasure of the Board.

Further information about the Company’s Officers and Directors is available in the Company’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective December 31, 2017, Roberta Cooper Ramo retired and Donald W. Burton resigned as Directors of the Company.

Investment Adviser	Custodians
BlackRock Advisors, LLC Wilmington, DE 19809	JPMorgan Chase Bank, N.A.(c) New York, NY 10179 The Bank of New York Mellon(c) New York, NY 10286

Sub-Advisers
BlackRock International Limited(a) Edinburgh, United Kingdom	Brown Brothers Harriman & Co.(d) Boston, MA 02109

Accounting Agent and Transfer Agent
BlackRock Asset Management North Asia Limited(b) Hong Kong	BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809

Independent Registered Public Accounting Firm
BlackRock (Singapore) Limited(b) 079912 Singapore	Deloitte & Touche LLP Philadelphia, PA 19103

Distributor
BlackRock Investments, LLC New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP New York, NY 10019

Address of the Funds
100 Bellevue Parkway Wilmington, DE 19809

(a)	For BlackRock International V.I. Fund and BlackRock Managed Volatility V.I Fund.
(b)	For BlackRock Managed Volatility V.I. Fund.
(c)	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.
(d)	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by lawor as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

DIRECTOR AND OFFICER INFORMATION

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Government Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

VS-12/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Core V.I. Fund	$30,826	$31,506	$0	$0	$13,107	$13,107	$0	$0
BlackRock Advantage Large Cap Value V.I. Fund	$22,024	$23,244	$0	$0	$13,107	$13,107	$0	$0
BlackRock Advantage U.S. Total Market V.I. Fund	$27,226	$28,446	$0	$0	$13,107	$13,107	$0	$0
BlackRock Basic Value V.I. Fund	$37,528	$38,748	$0	$0	$13,107	$13,107	$0	$0

BlackRock Capital Appreciation V.I. Fund	$24,701	$25,921	$0	$0	$13,107	$13,107	$0	$0
BlackRock Equity Dividend V.I. Fund	$19,627	$20,847	$0	$0	$8,160	$8,160	$0	$0
BlackRock Global Allocation V.I. Fund	$51,332	$53,359	$0	$0	$20,000	$20,000	$0	$0
BlackRock Global Opportunities V.I. Fund	$35,870	$37,090	$0	$0	$9,690	$9,690	$0	$0
BlackRock Government Money Market V.I. Fund	$24,302	$23,652	$0	$0	$9,792	$9,792	$0	$0
BlackRock High Yield V.I. Fund	$39,959	$44,307	$0	$0	$14,025	$14,025	$0	$0
BlackRock International V.I. Fund	$30,107	$31,327	$0	$0	$14,127	$14,127	$0	$0
BlackRock iShares Alternative Strategies V.I. Fund	$29,006	$28,356	$0	$0	$13,850	$13,850	$0	$0
BlackRock iShares Dynamic Allocation V.I. Fund	$29,006	$28,356	$0	$0	$13,850	$13,850	$0	$0
BlackRock iShares Dynamic Fixed Income V.I. Fund	$25,859	$24,939	$0	$0	$13,107	$13,107	$0	$0
BlackRock iShares Equity Appreciation V.I. Fund	$25,859	$24,939	$0	$0	$13,107	$13,107	$0	$0
BlackRock Large Cap Focus Growth V.I. Fund	$22,024	$23,244	$0	$0	$13,107	$13,107	$0	$0
BlackRock Managed Volatility V.I. Fund	$29,427	$31,455	$0	$0	$8,976	$8,976	$0	$0
BlackRock S&P 500 Index V.I. Fund	$30,286	$31,506	$0	$0	$13,107	$13,107	$0	$0
BlackRock Total Return V.I. Fund	$50,924	$40,992	$0	$0	$15,402	$15,402	$0	$0
BlackRock U.S. Government Bond V.I. Fund	$38,352	$31,990	$0	$0	$15,402	$15,402	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Advantage Large Cap Core V.I. Fund	$13,107	$13,107
BlackRock Advantage Large Cap Growth V.I. Fund	$13,107	$13,107
BlackRock Advantage U.S. Total Market V.I. Fund	$13,107	$13,107
BlackRock Basic Value V.I. Fund	$13,107	$13,107
BlackRock Capital Appreciation V.I. Fund	$13,107	$13,107
BlackRock Equity Dividend V.I. Fund	$8,160	$8,160
BlackRock Global Allocation V.I. Fund	$20,000	$20,000
BlackRock Global Opportunities V.I. Fund	$9,690	$9,690
BlackRock Government Money Market V.I. Fund	$9,792	$9,792
BlackRock High Yield V.I. Fund	$14,025	$14,025
BlackRock International V.I. Fund	$14,127	$14,127
BlackRock iShares Alternative Strategies V.I. Fund	$13,850	$13,850
BlackRock iShares Dynamic Allocation V.I. Fund	$13,850	$13,850
BlackRock iShares Dynamic Fixed Income V.I. Fund	$13,107	$13,107
BlackRock iShares Equity Appreciation Fund	$13,107	$13,107
BlackRock Large Cap Focus Growth V.I. Fund	$13,107	$13,107
BlackRock Managed Volatility V.I. Fund	$8,976	$8,976
BlackRock S&P 500 Index V.I. Fund	$13,107	$13,107
BlackRock Total Return V.I. Fund	$15,402	$15,402
BlackRock U.S. Government Bond V.I. Fund	$15,402	$15,402

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year	Previous Fiscal Year
End	End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in

Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: February 28, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds, Inc.

Date: February 28, 2018